UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6200

Schwab Investments

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Marie Chandoha

Schwab Investments

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 627-7000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2016

Item 1:	Report(s) to Shareholders.

Annual report dated August 31, 2016, enclosed.
Schwab Bond Funds

Schwab Short-Term
Bond Market Fund™
Schwab Intermediate-Term
Bond Fund™
Schwab Total
Bond Market Fund™
Schwab GNMA Fund™
Schwab® Treasury Inflation
Protected Securities Index Fund

This wrapper is not part of the shareholder report.

Schwab Bond Funds
Annual Report
August 31, 2016
Schwab Short-Term
Bond Market Fund
Schwab Intermediate-Term
Bond Fund
Schwab Total
Bond Market Fund
Schwab GNMA Fund
Schwab Treasury Inflation
Protected Securities Index Fund

Five ways for investors to include bond funds in an asset allocation strategy.
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

Performance at a Glance
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.
Total Returns for the 12 Months Ended August 31, 2016
Schwab Short-Term Bond Market Fund (Ticker Symbol: SWBDX)	2.13%
Bloomberg Barclays U.S. Government/Credit: 1-5 Years Index	2.38%
Fund Category: Morningstar Short-Term Bond	1.85%
Performance Details	pages 6-7

Schwab Intermediate-Term Bond Fund (Ticker Symbol: SWIIX)	3.80%
Bloomberg Barclays U.S. Intermediate Aggregate Bond Index	4.07%
Fund Category: Morningstar Intermediate-Term Bond	5.47%
Performance Details	pages 8-9

Schwab Total Bond Market Fund (Ticker Symbol: SWLBX)	5.69%
Bloomberg Barclays U.S. Aggregate Bond Index	5.97%
Fund Category: Morningstar Intermediate-Term Bond	5.47%
Performance Details	pages 10-11

Schwab GNMA Fund (Ticker Symbol: SWGSX)	3.55%
Bloomberg Barclays GNMA Index	3.80%
Fund Category: Morningstar Intermediate Government	3.14%
Performance Details	pages 12-13

Schwab ® Treasury Inflation Protected Securities Index Fund (Ticker Symbol: SWRSX)	5.22%
Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	5.37%
Fund Category: Morningstar Inflation Protected Bond	4.11%
Performance Details	pages 14-15

Minimum Initial Investment[1]	$ 100
All total return figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[1]	Please see prospectus for further detail and eligibility requirements.
Schwab Taxable Bond Funds1

From the President
Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.
Dear Shareholder,
The 12-month reporting period ended August 31, 2016, saw further declines in long-term bond yields that lifted bond prices, helping the Schwab Bond Funds (the funds) to perform well and in line with their benchmark indexes. Over the period, all five funds generated positive returns, with the Schwab Total Bond Market Fund turning in the best performance of the group with a return of 5.7%.
At the beginning of the reporting period, the main question once again centered on the Federal Reserve (Fed) and how quickly it would normalize interest rate policy after nearly a decade of maintaining historically low interest rates. A year later, the Fed has hiked rates only once, as lackluster global growth and inconsistent U.S. economic data allowed the Fed to be patient and remain accommodative. But even as short-term interest rates rose in step with the initial Fed hike, longer-term interest rates were held in check as inflation and economic growth expectations remained subdued.
The diverging paths of central bank policies around the globe has been a central theme in fixed-income investing and shows no signs of abating. While the Fed has pursued a policy of normalizing rates here in the U.S., its counterparts in Europe and Japan have sought to add more liquidity into the markets, either through bond purchases or pushing rates into negative territory. With yields unfavorably low overseas, foreign investors’ appetite for U.S. government debt has intensified, adding to the difficulties Fed officials face when setting U.S. interest rate policy.
At Charles Schwab Investment Management, we believe that diversification in investors’ fixed-income allocations is as important as maintaining a diverse mix of assets in their overall portfolio. It is difficult to predict how bond markets will react in the best of times, and they can prove particularly
Yields of U.S. Treasury Securities: Effective Yields of Three-Month, Two-Year and Ten-Year Treasuries
Yields, or interest rates, represent the cost of borrowing money. Rapid economic growth, waning investor interest in bonds, an increase in the issuance of bonds, or the expectation of higher inflation can drive rates up, while the opposite conditions can push rates down.
Data source: Bloomberg L.P.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views and portfolio holdings may have changed since the report date.
2Schwab Taxable Bond Funds

From the President continued

The 12-month reporting period ended August 31, 2016, saw further declines in long-term bond yields that lifted bond prices, helping the Schwab Bond Funds (the funds) to perform well and in line with their benchmark indexes.

unpredictable when growth is slow and the direction of global interest rates is diverging. Investing in fixed-income securities is a function of yield as well as total return. Though positive movements in the price of the funds’ underlying bonds were solid during the reporting period and helped to offset low yields, this may not always be the case. We believe that having a mix of passive and active fixed-income investments, as well as a variety of government and corporate securities with different maturities, is one way to diversify your fixed-income investments and maintain a return profile that blends yield and total return.
Thank you for investing with Charles Schwab Investment Management, and for trusting us to help you achieve your financial goals. For more information about the Schwab Bond Funds, please continue reading this report, or you can find further details about the funds by visiting our website at www.csimfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Past performance is not an indication of future results.
Schwab Taxable Bond Funds3

The Investment Environment
Over the 12-month reporting period ended August 31, 2016, most fixed-income securities performed well. Heightened market volatility and mixed U.S. economic data increased demand for perceived safer assets, and supported the performance of many fixed-income investments. For the reporting period, the Bloomberg Barclays U.S. Aggregate Bond Index returned 5.97%, while the Bloomberg Barclays GNMA Index and the Bloomberg Barclays U.S. Government/Credit: 1-5 Years Index returned 3.80% and 2.38%, respectively. The Bloomberg Barclays U.S. Intermediate Aggregate Bond Index returned 4.07%, and despite continued subdued inflation, the Bloomberg Barclays U.S. TIPS Index also turned in a positive performance and returned 5.37%.
U.S. short-term interest rate policy remained uncertain throughout the reporting period. The Federal Reserve (Fed) raised the federal funds rate in December for the first time in almost 10 years, noting that subsequent increases would be measured and gradual. At that time, Fed projections were for four short-term interest rate hikes in 2016, while the market was pricing in two increases. However, as the reporting period continued, the likelihood of any additional increases declined. China’s decelerating economy, sharply fluctuating oil and commodity prices, muted inflation, and mixed U.S. economic data all put pressure on the Fed to hold off on raising short-term interest rates, and the federal funds rate was left unchanged for the remainder of the 12 months.
While moves toward tighter monetary policy in the U.S. stalled over the reporting period, many other countries’ central banks maintained or increased accommodative policy measures to combat struggling economic growth and low inflation. The European Central Bank (ECB) expanded its bond purchase program and cut its deposit rate further into negative territory. The ECB also launched a plan to provide cheap funding for European banks, enabling these banks to increase lending to both companies and consumers. Meanwhile, the Bank of Japan (BOJ) expanded its quantitative easing program over the reporting period and introduced negative interest rates, following central bank interest rate policies in Switzerland, Sweden, and Denmark.
Events in Europe continued to impact both equity and fixed-income markets, with one of the most notable being the U.K.’s vote in late June to leave the European Union, also known as Brexit. This referendum prompted a sharp selloff in global stocks and sent oil prices down by almost 5%. It also caused credit spreads to widen, particularly bank credit spreads in the U.K. and eurozone. The response in U.S. fixed-income markets was more subdued, but noticeable nonetheless. After the results of the Brexit vote were announced, many investors sought the perceived safety of fixed-income securities, causing U.S. Treasury yields to fall and prices to rise (bond prices and bond yields move in opposite directions).
Overall, U.S. bond yields remained low over the reporting period. As short-term interest rates are determined by Fed policy, short-term bond yields initially rose after the Fed’s decision to increase the federal funds rate in December, and then remained relatively unchanged for the duration of the reporting period. Longer-term yields, by comparison, are driven more by economic growth and inflation expectations. With uncertain economic growth and muted inflation, longer-term yields generally declined over the 12-month reporting period. Even with U.S. bond yields historically low, demand for U.S. government securities was strong over the reporting period. Yields on many international government-backed securities were lower than those in the U.S., with some below 0.00%, increasing the relative appeal of U.S. Treasuries.
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views and portfolio holdings may have changed since the report date.
4Schwab Taxable Bond Funds

Fund Management
Matthew Hastings, CFA, Vice President and Head of Taxable Bond Strategies, leads the portfolio management team for Schwab’s taxable bond funds and the Schwab Fixed Income ETFs. He also has overall responsibility for all aspects of the management of the funds. Prior to joining CSIM in 1999, Mr. Hastings was in fixed-income sales and trading at Lehman Brothers. He has worked in the fixed-income securities industry since 1996.

Steven Hung, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of each of the funds, except for the Schwab GNMA Fund and Schwab Treasury Inflation Protected Securities Index Fund. His primary focus is corporate bonds. Prior to joining CSIM in 1999, Mr. Hung was an associate in Schwab’s management training program for nine months. In that role, he worked as a clerk on the Options Trading Floor of the Pacific Coast Stock Exchange.

Alfonso Portillo, Jr., Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of each of the funds, except for the Schwab Short-Term Bond Market Fund and Schwab Treasury Inflation Protected Securities Index Fund. His primary focus is securitized products. Prior to joining CSIM in 2007, Mr. Portillo worked for ten years at Pacific Investment Management Company, most recently as a vice president and member of the mortgage- and asset-backed portfolio management team. He has worked in fixed-income asset management since 1996.

Steven Chan, CFA, Managing Director and Portfolio Manager, is responsible for the day-to-day co-management of the funds. His primary focus is government securities, including Treasury inflation-protected securities. Mr. Chan has been a portfolio manager with CSIM since 2007, and has held a number of positions at the firm since beginning his tenure in 1996. His previous roles include managing the Portfolio Operations and Analytics group, and working as a senior manager in Finance. Prior to joining CSIM, Mr. Chan was a manager of finance at GT Capital Management.
Schwab Taxable Bond Funds5

Schwab Short-Term Bond Market Fund
The Schwab Short-Term Bond Market Fund (the fund) seeks high current income by tracking the performance of the Bloomberg Barclays U.S. Government/Credit: 1–5 Years Index (the comparative index). To pursue its goal, the fund primarily invests in a diversified portfolio of debt instruments designed to track the performance of the comparative index. The fund uses the comparative index as a guide in structuring the fund’s portfolio and selecting its investments. However, the fund is not required to invest any percentage of its assets in the securities represented in the comparative index. For more information about the fund’s investment objective and principal investment strategies, please see the fund’s prospectus.
Market Highlights. U.S. bonds generated positive returns for the reporting period, as falling yields on intermediate- and longer-term bonds translated into gains for many fixed-income investments. The Federal Reserve (Fed) raised short-term interest rates in December, and then held off on any additional increases for the remainder of the reporting period. Short-term yields initially rose after the Fed’s rate hike, and then leveled off as the year continued. Longer-term yields, in contrast, generally fell over the reporting period as inflation and growth expectations remained subdued.
During the 12-month reporting period, oil and commodity prices fluctuated sharply and China’s economy continued to decelerate. Many central banks, including the Bank of Japan and the European Central Bank, stepped up accommodative policy measures, putting downward pressure on global interest rates and yields. In June, the United Kingdom’s unexpected decision to leave the European Union, also known as Brexit, increased market volatility and sent government bond yields downward in both the U.S. and abroad. Ten-year U.S. Treasury yields, influenced by these and other factors, remained low and fluctuated between a high of 2.36% in November and a low of 1.37% in July, and ended the period at 1.58%. Despite low yields in the U.S., lower rates elsewhere increased the appeal of U.S. Treasuries.
Performance. The fund returned 2.13% for the 12-month reporting period ended August 31, 2016, while the comparative index returned 2.38%.
Positioning and Strategies. The fund closely tracked the primary risk exposures of the comparative index, which meant keeping the fund’s credit quality, duration, and sector allocations similarly aligned. The fund’s underperformance was primarily attributable to expenses, transaction costs, and pricing differences between fund holdings and index pricing. Also, given the large number of securities in the comparative index, the fund employs a sampling strategy, which can lead to performance differences relative to the index.
As of 8/31/16:

Portfolio Composition % of investments
These tables show two different views of the fund’s portfolio: by type of security and credit quality of the security.
By Security Type[1]
U.S. Government and Government Agencies	63.6%
Corporate Bonds	27.7%
Foreign Government Securities	7.4%
Other Investment Company	1.2%
Municipal Bonds	0.1%
By Credit Quality[2]
AAA	69.8%
AA	4.5%
A	12.0%
BBB	13.7%
Weighted Average Maturity[3]	2.9 Yrs
Weighted Average Duration[3]	2.7 Yrs
Management views and portfolio holdings may have changed since the report date.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	Based on ratings from Moody’s. The fund has selected Moody’s to provide credit ratings based on the recommendation from the fund’s investment adviser, who has determined that Moody’s strong depth and established expertise make it a reliable source for ratings of securities in which the fund may invest. Where Moody’s ratings are not available, Standard & Poor’s ratings are used. To the extent Standard & Poor’s does not provide a rating, the fund will use a rating provided by Fitch Ratings, Inc. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies.
[3]	See Glossary for definitions of maturity and duration.
6Schwab Taxable Bond Funds

Schwab Short-Term Bond Market Fund
Performance and Fund Facts as of 8/31/16
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.
August 31, 2006 – August 31, 2016
Performance of Hypothetical
$10,000 Investment1,3

Average Annual Returns1,2,3
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Short-Term Bond Market Fund (11/5/91)	2.13%	1.19%	1.53%
Bloomberg Barclays U.S. Government/Credit: 1-5 Years Index	2.38%	1.50%	3.31%
Fund Category: Morningstar Short-Term Bond	1.85%	1.49%	2.77%
Fund Expense Ratios4: Net 0.29%; Gross 0.61%

Yields1
30-Day SEC Yield[3]	0.85%
30-Day SEC Yield-No Waiver[5]	0.53%
12-Month Distribution Yield[3]	1.14%
Management views and portfolio holdings may have changed since the report date.
For index definitions, please see the Glossary.
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc.
[3]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the total return/yield may have been lower.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the Financial Highlights section of the financial statements.
[5]	Yield if fund expenses had not been partially absorbed by the investment adviser and its affiliates.
Schwab Taxable Bond Funds7

Schwab Intermediate-Term Bond Fund
The Schwab Intermediate-Term Bond Fund (the fund) seeks total return. Under normal circumstances, the fund invests at least 80% of its net assets (net assets plus borrowings for investment purposes) in debt instruments. For more information about the fund’s investment objective and principal investment strategies, please see the fund’s prospectus.
Market Highlights. U.S. bonds generated positive returns for the reporting period, as falling yields on intermediate- and longer-term bonds translated into gains for many fixed-income investments. The Federal Reserve (Fed) raised short-term interest rates in December, and then held off on any additional increases for the remainder of the reporting period. Short-term yields initially rose after the Fed’s rate hike, and then leveled off as the year continued. Longer-term yields, in contrast, generally fell over the reporting period as inflation and growth expectations remained subdued.
During the 12-month reporting period, oil and commodity prices fluctuated sharply and China’s economy continued to decelerate. Many central banks, including the Bank of Japan and the European Central Bank, stepped up accommodative policy measures, putting downward pressure on global interest rates and yields. In June, the United Kingdom’s unexpected decision to leave the European Union, also known as Brexit, increased market volatility and sent government bond yields downward in both the U.S. and abroad. Ten-year U.S. Treasury yields, influenced by these and other factors, remained low and fluctuated between a high of 2.36% in November and a low of 1.37% in July, and ended the period at 1.58%. Despite low yields in the U.S., lower rates elsewhere increased the appeal of U.S. Treasuries.
Performance. The fund returned 3.80% for the 12-month reporting period ended August 31, 2016, while the Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (the comparative index) returned 4.07%.
Positioning and Strategies. Over the reporting period, the investment adviser implemented several strategies that helped the fund’s performance. Corporate bonds were conservatively overweighted relative to the comparative index, while the fund’s duration positioning was similar to that of the comparative index. With volatility tied to Brexit and low global interest rates, the fund also benefitted from an underweight to the European banking and sovereign bond sub-sectors.
Detracting from the fund’s performance was a slight underweight to the government sector, as yields on the 10-Year U.S. Treasury trended downward during the reporting period. Though corporate bonds performed well over all, an underweight to the utility bonds within this sector also detracted from performance.
In addition, the fund held positions in TBAs, or “to be announced” securities, which are mortgage-backed bonds that settle on a forward date. The fund’s average month-end position in these securities was 5.5%, with a minimum exposure of 4.5% and maximum exposure of 6.8% over the period.
As of 8/31/16:

Portfolio Composition % of investments
These tables show two different views of the fund’s portfolio: by type of security and credit quality of the security.
By Security Type[1]
U.S. Government and Government Agencies[2]	35.3%
Mortgage-Backed Securities	34.3%
Corporate Bonds	18.9%
Short-Term Investment	4.9%
Foreign Government Securities	3.7%
Commercial Mortgage-Backed Securities	1.9%
Other Investment Company	1.0%
By Credit Quality[3]
AAA	78.2%
AA	1.3%
A	6.2%
BBB	14.0%
BB	0.1%
B	0.1%
Unrated Securities	0.1%
Weighted Average Maturity[4]	4.4 Yrs
Weighted Average Duration[4]	3.5 Yrs
Management views and portfolio holdings may have changed since the report date.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	The fund may seek to obtain exposure to U.S. agency mortgage pass-through securities, in part or in full, through the use of “to-be-announced” or “TBA” transactions, which are standardized contracts for future delivery of mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement. These transactions represented approximately 6.6% of net assets on August 31, 2016.
[3]	Based on ratings from Moody’s. The fund has selected Moody’s to provide credit ratings based on the recommendation from the fund’s investment adviser, who has determined that Moody’s strong depth and established expertise make it a reliable source for ratings of securities in which the fund may invest. Where Moody’s ratings are not available, Standard & Poor’s ratings are used. To the extent Standard & Poor’s does not provide a rating, the fund will use a rating provided by Fitch Ratings, Inc. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies.
[4]	See Glossary for definitions of maturity and duration.
8Schwab Taxable Bond Funds

Schwab Intermediate-Term Bond Fund
Performance and Fund Facts as of 8/31/16
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.
October 31, 2007 – August 31, 2016
Performance of Hypothetical
$10,000 Investment1,3,4

Average Annual Returns1,2,3,4
Fund and Inception Date	1 Year	5 Years	Since Inception
Fund: Schwab Intermediate-Term Bond Fund (10/31/07)	3.80%	2.24%	4.29%
Bloomberg Barclays U.S. Intermediate Aggregate Bond Index	4.07%	2.52%	4.16%
Fund Category: Morningstar Intermediate-Term Bond	5.47%	3.43%	4.27%
Fund Expense Ratios5: Net 0.45%; Gross 0.62%

Yields1
30-Day SEC Yield[3]	1.43%
30-Day SEC Yield-No Waiver[6]	1.26%
12-Month Distribution Yield[3]	2.05%
Management views and portfolio holdings may have changed since the report date.
For index definitions, please see the Glossary.
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc.
[3]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the total return/yield may have been lower.
[4]	On August 10, 2009, the Investor Share class, Select Share class and Institutional Share class of the fund were combined into a single class of shares of the fund. The performance and financial history of the fund is that of the fund’s former Institutional Shares. Accordingly, the past performance shown is that of the fund’s former Institutional Shares.
[5]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the Financial Highlights section of the financial statements.
[6]	Yield if fund expenses had not been partially absorbed by the investment adviser and its affiliates.
Schwab Taxable Bond Funds9

Schwab Total Bond Market Fund
The Schwab Total Bond Market Fund (the fund) seeks high current income by tracking the performance of the Bloomberg Barclays U.S. Aggregate Bond Index (the comparative index). To pursue its goal, the fund primarily invests in a diversified portfolio of debt instruments designed to track the performance of the comparative index. The fund uses the comparative index as a guide in structuring the fund’s portfolio and selecting its investments. However, the fund is not required to invest any percentage of its assets in the securities represented in the comparative index. For more information about the fund’s investment objective and principal investment strategies, please see the fund’s prospectus.
Market Highlights. U.S. bonds generated positive returns for the reporting period, as falling yields on intermediate- and longer-term bonds translated into gains for many fixed-income investments. The Federal Reserve (Fed) raised short-term interest rates in December, and then held off on any additional increases for the remainder of the reporting period. Short-term yields initially rose after the Fed’s rate hike, and then leveled off as the year continued. Longer-term yields, in contrast, generally fell over the reporting period as inflation and growth expectations remained subdued.
During the 12-month reporting period, oil and commodity prices fluctuated sharply and China’s economy continued to decelerate. Many central banks, including the Bank of Japan and the European Central Bank, stepped up accommodative policy measures, putting downward pressure on global interest rates and yields. In June, the United Kingdom’s unexpected decision to leave the European Union, also known as Brexit, increased market volatility and sent government bond yields downward in both the U.S. and abroad. Ten-year U.S. Treasury yields, influenced by these and other factors, remained low and fluctuated between a high of 2.36% in November and a low of 1.37% in July, and ended the period at 1.58%. Despite low yields in the U.S., lower rates elsewhere increased the appeal of U.S. Treasuries.
Performance. The fund returned 5.69% for the 12-month reporting period ended August 31, 2016, while the comparative index returned 5.97%.
Positioning and Strategies. The fund closely tracked the primary risk exposures of the comparative index, which meant keeping the fund’s credit quality, duration, and sector allocations similarly aligned. The fund’s underperformance was primarily attributable to expenses, transaction costs, and pricing differences between fund holdings and index pricing. Also, given the large number of securities in the comparative index, the fund employs a sampling strategy, which can lead to performance differences relative to the index.
In addition, the fund held positions in TBAs, or “to be announced” securities, which are mortgage-backed bonds that settle on a forward date. The fund’s average month-end position in these securities was 5.3%, with a minimum exposure of 4.7% and maximum exposure of 6.5% over the period.
As of 8/31/16:

Portfolio Composition % of investments
These tables show two different views of the fund’s portfolio: by type of security and credit quality of the security.
By Security Type[1]
U.S. Government and Government Agencies	36.4%
Mortgage-Backed Securities[2]	26.1%
Corporate Bonds	24.4%
Foreign Government Securities	4.4%
Short-Term Investments	4.3%
Commercial Mortgage-Backed Securities	1.6%
Other Investment Companies	1.5%
Municipal Bonds	0.9%
Asset-Backed Obligations	0.4%
By Credit Quality[3]
AAA	73.0%
AA	3.2%
A	9.4%
BBB	14.3%
Unrated Securities	0.1%
Weighted Average Maturity[4]	7.5 Yrs
Weighted Average Duration[4]	5.4 Yrs
Management views and portfolio holdings may have changed since the report date.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	The fund may seek to obtain exposure to U.S. agency mortgage pass-through securities, in part or in full, through the use of “to-be-announced” or “TBA” transactions, which are standardized contracts for future delivery of mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement. These transactions represented approximately 5.2% of net assets on August 31, 2016.
[3]	Based on ratings from Moody’s. The fund has selected Moody’s to provide credit ratings based on the recommendation from the fund’s investment adviser, who has determined that Moody’s strong depth and established expertise make it a reliable source for ratings of securities in which the fund may invest. Where Moody’s ratings are not available, Standard & Poor’s ratings are used. To the extent Standard & Poor’s does not provide a rating, the fund will use a rating provided by Fitch Ratings, Inc. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies.
[4]	See Glossary for definitions of maturity and duration.
10Schwab Taxable Bond Funds

Schwab Total Bond Market Fund
Performance and Fund Facts as of 8/31/16
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.
August 31, 2006 – August 31, 2016
Performance of Hypothetical
$10,000 Investment1,3

Average Annual Returns1,2,3
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Total Bond Market Fund (3/5/93)	5.69%	2.96%	3.33%
Bloomberg Barclays U.S. Aggregate Bond Index	5.97%	3.24%	4.89%
Fund Category: Morningstar Intermediate-Term Bond	5.47%	3.43%	4.60%
Fund Expense Ratios4: Net 0.29%; Gross 0.54%

Yields1
30-Day SEC Yield[3]	1.68%
30-Day SEC Yield-No Waiver[5]	1.45%
12-Month Distribution Yield[3]	2.17%
Management views and portfolio holdings may have changed since the report date.
For index definitions, please see the Glossary.
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc.
[3]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the total return/yield may have been lower.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the Financial Highlights section of the financial statements.The investment adviser and its affiliates have agreed to advance the fund certain litigation expenses in connection with certain legal matters (excluding amounts paid in connection with judgments and settlements) to the extent necessary to maintain these expense limitations. These advances are subject to repayment by the fund to the extent the litigation expenses are subsequently paid or reimbursed to the fund by its insurance carriers.
[5]	Yield if fund expenses had not been partially absorbed by the investment adviser and its affiliates.
Schwab Taxable Bond Funds11

Schwab GNMA Fund
The Schwab GNMA Fund (the fund) seeks high current income consistent with preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in Government National Mortgage Association (GNMA) securities. For more information about the fund’s investment objective and principal investment strategies, please see the fund’s prospectus.
Market Highlights. U.S. bonds generated positive returns for the reporting period, as falling yields on intermediate- and longer-term bonds translated into gains for many fixed-income investments. The Federal Reserve (Fed) raised short-term interest rates in December, and then held off on any additional increases for the remainder of the reporting period. Short-term yields initially rose after the Fed’s rate hike, and then leveled off as the year continued. Longer-term yields, in contrast, generally fell over the reporting period as inflation and growth expectations remained subdued.
During the 12-month reporting period, oil and commodity prices fluctuated sharply and China’s economy continued to decelerate. Many central banks, including the Bank of Japan and the European Central Bank, stepped up accommodative policy measures, putting downward pressure on global interest rates and yields. In June, the United Kingdom’s unexpected decision to leave the European Union, also known as Brexit, increased market volatility and sent government bond yields downward in both the U.S. and abroad. Ten-year U.S. Treasury yields, influenced by these and other factors, remained low and fluctuated between a high of 2.36% in November and a low of 1.37% in July, and ended the period at 1.58%. Despite low yields in the U.S., lower rates elsewhere increased the appeal of U.S. Treasuries.
Performance. The fund returned 3.55% for the 12-month reporting period ended August 31, 2016, while its comparative index, the Bloomberg Barclays GNMA Index (the comparative index), returned 3.80%.
Positioning and Strategies. Generally, the fund was overweight to collateralized mortgage obligations and other mortgage-backed securities whose underlying mortgages were expected to realize relatively slower prepayments versus those of newer-production, lower-rate mortgages. This strategy helped the fund maintain its income stream as the fund realized prepayments at a slower rate than the index did. With uncertainty increasing surrounding a potential rate hike by the Fed, the fund implemented a defensive strategy and a portion of these positions were sold in April 2016.
In addition, the fund held positions in TBA, or “to be announced” securities, which are mortgage-backed securities that settle on a forward date. The average fund’s month-end position in these securities was 16.0%, with a minimum exposure of 10.4% and maximum exposure of 26.7% over the period.
As of 8/31/16:

Portfolio Composition % of investments
These tables show two different views of the fund’s portfolio: by type of security and credit quality of the security.
By Security Type[1]
Mortgage-Backed Securities[2]	88.0%
Short-Term Investments	11.0%
Other Investment Company	1.0%
By Credit Quality[3]
AAA	98.8%
Unrated Securities	1.2%
Weighted Average Maturity[4]	4.3 Yrs
Weighted Average Duration[4]	2.2 Yrs
Management views and portfolio holdings may have changed since the report date.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	The fund may seek to obtain exposure to U.S. agency mortgage pass-through securities, in part or in full, through the use of “to-be-announced” or “TBA” transactions, which are standardized contracts for future delivery of mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement. These transactions represented approximately 13.1% of net assets on August 31, 2016.
[3]	Based on ratings from Moody’s. The fund has selected Moody’s to provide credit ratings based on the recommendation from the fund’s investment adviser, who has determined that Moody’s strong depth and established expertise make it a reliable source for ratings of securities in which the fund may invest. Where Moody’s ratings are not available, Standard & Poor’s ratings are used. To the extent Standard & Poor’s does not provide a rating, the fund will use a rating provided by Fitch Ratings, Inc. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies.
[4]	See Glossary for definitions of maturity and duration.
12Schwab Taxable Bond Funds

Schwab GNMA Fund
Performance and Fund Facts as of 8/31/16
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.
August 31, 2006 – August 31, 2016
Performance of Hypothetical
$10,000 Investment1,3,4

Average Annual Returns1,2,3,4
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab GNMA Fund (3/3/03)	3.55%	2.09%	4.39%
Bloomberg Barclays GNMA Index	3.80%	2.40%	4.72%
Fund Category: Morningstar Intermediate Government	3.14%	1.91%	3.97%
Fund Expense Ratios5: Net 0.56%; Gross 0.64%

Yields1
30-Day SEC Yield[3]	1.63%
30-Day SEC Yield-No Waiver[6]	1.56%
12-Month Distribution Yield[3]	2.30%
Management views and portfolio holdings may have changed since the report date.
For index definitions, please see the Glossary.
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc.
[3]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the total return/yield may have been lower.
[4]	On August 10, 2009, the Investor Share class and Select Share class of the fund were combined into a single class of shares of the fund. The performance and financial history of the fund is that of the fund’s former Select Shares. Accordingly, the past performance shown is that of the fund’s former Select Shares.
[5]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the Financial Highlights section of the financial statements. Includes 0.01% interest expenses relating to Treasury Market Practices Group (TMPG) fails charges.
[6]	Yield if fund expenses had not been partially absorbed by the investment adviser and its affiliates.
Schwab Taxable Bond Funds13

Schwab Treasury Inflation Protected Securities Index Fund
The Schwab Treasury Inflation Protected Securities Index Fund (the fund) seeks to track as closely as possible, before fees and expenses, the price and yield performance of the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (the comparative index). Under normal circumstances, the fund will invest at least 90% of its net assets in securities included in the comparative index. For more information about the fund’s investment objective and principal investment strategies, please see the fund’s prospectus.
Market Highlights. U.S. bonds generated positive returns for the reporting period, as falling yields on intermediate- and longer-term bonds translated into gains for many fixed-income investments. The Federal Reserve (Fed) raised short-term interest rates in December, and then held off on any additional increases for the remainder of the reporting period. Short-term yields initially rose after the Fed’s rate hike, and then leveled off as the year continued. Longer-term yields, in contrast, generally fell over the reporting period as inflation and growth expectations remained subdued.
During the 12-month reporting period, oil and commodity prices fluctuated sharply and China’s economy continued to decelerate. Many central banks, including the Bank of Japan and the European Central Bank, stepped up accommodative policy measures, putting downward pressure on global interest rates and yields. In June, the United Kingdom’s unexpected decision to leave the European Union, also known as Brexit, increased market volatility and sent government bond yields downward in both the U.S. and abroad. Ten-year U.S. Treasury yields, influenced by these and other factors, remained low and fluctuated between a high of 2.36% in November and a low of 1.37% in July, and ended the period at 1.58%. Despite low yields in the U.S., lower rates elsewhere increased the appeal of U.S. Treasuries.
In this environment, U.S. TIPS generally outperformed U.S. Treasuries, but underperformed investment grade corporate debt. The primary driver of TIPS returns was the positive inflation accrual, as measured by the CPI-NSA (the index against which the principal of TIPS is adjusted), which rose over the reporting period.
Performance. The fund returned 5.22% for the 12-month period ended August 31, 2016, while the comparative index returned 5.37%.
Positioning and Strategies. Consistent with its objective and strategies, the fund closely tracked the primary risk exposures of the comparative index, which meant keeping the fund’s duration and maturity allocations similarly aligned. The fund’s underperformance was primarily attributable to expenses.
As of 8/31/16:

Portfolio Composition % of investments
These tables show two different views of the fund’s portfolio: by type of security and credit quality of the security.
By Security Type[1]
U.S. Government Securities	99.5%
Other Investment Company	0.5%
By Credit Quality[2]
AAA	100.0%
Weighted Average Maturity[3]	8.7 Yrs
Weighted Average Duration[3]	8.0 Yrs
Management views and portfolio holdings may have changed since the report date.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	Based on ratings from Moody’s. The fund has selected Moody’s to provide credit ratings based on the recommendation from the fund’s investment adviser, who has determined that Moody’s strong depth and established expertise make it a reliable source for ratings of securities in which the fund may invest. Where Moody’s ratings are not available, Standard & Poor’s ratings are used. To the extent Standard & Poor’s does not provide a rating, the fund will use a rating provided by Fitch Ratings, Inc. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies.
[3]	See Glossary for definitions of maturity and duration.
14Schwab Taxable Bond Funds

Schwab Treasury Inflation Protected Securities Index Fund
Performance and Fund Facts as of 8/31/16
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.
August 31, 2006 – August 31, 2016
Performance of Hypothetical
$10,000 Investment1,3,4

Average Annual Returns1,2,3,4
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab® Treasury Inflation Protected Securities Index Fund (3/31/06)	5.22%	1.52%	3.98%
Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	5.37%	1.77%	4.44%
Fund Category: Morningstar Inflation Protected Bond	4.11%	0.95%	3.43%
Fund Expense Ratios5: Net 0.19%; Gross 0.61%

Yields1
30-Day SEC Yield[3]	3.58%
30-Day SEC Yield-No Waiver[6]	3.19%
12-Month Distribution Yield[3]	0.99%
Management views and portfolio holdings may have changed since the report date.
For index definitions, please see the Glossary.
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc.
[3]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the total return/yield may have been lower.
[4]	On August 10, 2009, the Investor Share class and Select Share class of the fund were combined into a single class of shares of the fund. The performance and financial history of the fund is that of the fund’s former Select Shares. Accordingly, the past performance shown is that of the fund’s former Select Shares.
[5]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the Financial Highlights section of the financial statements.
[6]	Yield if fund expenses had not been partially absorbed by the investment adviser and its affiliates.
Schwab Taxable Bond Funds15

Fund Expenses (Unaudited)
Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning March 1, 2016 and held through August 31, 2016.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio[1] (Annualized)	Beginning Account Value at 3/1/16	Ending Account Value (Net of Expenses) at 8/31/16	Expenses Paid During Period[2] 3/1/16–8/31/16
Schwab Short-Term Bond Market Fund
Actual Return	0.29%	$1,000.00	$ 1,012.30	$ 1.47
Hypothetical 5% Return	0.29%	$1,000.00	$ 1,023.64	$1.48
Schwab Intermediate-Term Bond Fund
Actual Return	0.47%	$1,000.00	$ 1,021.10	$2.39
Hypothetical 5% Return	0.47%	$1,000.00	$ 1,022.74	$2.39
Schwab Total Bond Market Fund
Actual Return	0.29%	$1,000.00	$ 1,035.30	$1.48
Hypothetical 5% Return	0.29%	$1,000.00	$ 1,023.64	$1.48
Schwab GNMA Fund
Actual Return	0.56%	$1,000.00	$ 1,011.00	$ 2.83
Hypothetical 5% Return	0.56%	$1,000.00	$ 1,022.28	$ 2.85
Schwab Treasury Inflation Protected Securities Index Fund
Actual Return	0.19%	$1,000.00	$1,038.30	$ 0.97
Hypothetical 5% Return	0.19%	$1,000.00	$ 1,024.14	$ 0.97

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 366 days of the fiscal year.
16Schwab Taxable Bond Funds

Schwab Short-Term Bond Market Fund
Financial Statements
Financial Highlights
	9/1/15– 8/31/16	9/1/14– 8/31/15	9/1/13– 8/31/14	9/1/12– 8/31/13	9/1/11– 8/31/12
Per-Share Data
Net asset value at beginning of period	$9.28	$9.29	$9.21	$9.33	$9.27
Income (loss) from investment operations:
Net investment income (loss)	0.11 [1]	0.09 [1]	0.08	0.07	0.10
Net realized and unrealized gains (losses)	0.09	(0.01)	0.08	(0.12)	0.06
Total from investment operations	0.20	0.08	0.16	(0.05)	0.16
Less distributions:
Distributions from net investment income	(0.11)	(0.09)	(0.08)	(0.07)	(0.10)
Net asset value at end of period	$9.37	$9.28	$9.29	$9.21	$9.33
Total return	2.13%	0.89%	1.72%	(0.49%)	1.74%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.29%	0.29%	0.29%	0.29%	0.29%
Gross operating expenses	0.62%	0.61%	0.62%	0.61%	0.62%
Net investment income (loss)	1.14%	0.99%	0.85%	0.80%	1.07%
Portfolio turnover rate[2]	65%	63%	67%	77%	92%
Net assets, end of period (x 1,000,000)	$445	$379	$438	$439	$443

1
Calculated based on the average shares outstanding during the period.
2
Includes to-be-announced (TBA) transactions (if any). See financial note 2.
See financial notes    17

Schwab Short-Term Bond Market Fund
Portfolio Holdings  as of August 31, 2016
This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.csimfunds.com/schwabfunds_prospectus.
For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date. The maturity date shown for all the securities is the final legal maturity.
Holdings by Category		Cost ($)	Value ($)
64.2%	U.S. Government and Government Agencies	283,209,040	285,346,262
7.4%	Foreign Government Securities	32,899,296	33,146,575
27.9%	Corporate Bonds	122,632,169	124,243,781
0.1%	Municipal Bond	433,215	437,201
1.2%	Other Investment Company	5,362,635	5,362,635
100.8%	Total Investments	444,536,355	448,536,454
(0.8%)	Other Assets and Liabilities, Net		(3,766,425)
100.0%	Net Assets		444,770,029

Security Rate, Maturity Date	Face Amount ($)	Value ($)
U.S. Government and Government Agencies 64.2% of net assets
U.S. Government Agency Securities 4.9%
Fannie Mae
0.88%, 10/26/17	1,500,000	1,502,730
0.88%, 02/08/18	1,250,000	1,250,731
1.13%, 10/19/18	900,000	904,248
1.75%, 06/20/19	1,000,000	1,021,526
1.25%, 07/26/19 (b)	500,000	498,718
1.75%, 09/12/19	1,250,000	1,277,110
1.75%, 11/26/19	1,300,000	1,328,682
Federal Farm Credit Bank
1.15%, 02/22/19 (b)	480,000	479,936
Federal Home Loan Bank
0.75%, 09/08/17	1,340,000	1,340,296
0.88%, 03/19/18	2,500,000	2,501,320
2.00%, 09/14/18	995,000	1,016,496
1.63%, 06/14/19	400,000	406,781
1.75%, 03/12/21	2,000,000	2,041,914
Freddie Mac
1.00%, 09/29/17	1,000,000	1,002,981
1.00%, 12/15/17	1,000,000	1,002,622
0.88%, 03/07/18	1,000,000	1,000,152
1.05%, 04/11/18 (b)	1,750,000	1,751,664
1.75%, 05/30/19	1,500,000	1,532,461
		21,860,368
Security Rate, Maturity Date	Face Amount ($)	Value ($)
U.S. Treasury Obligations 59.3%
U.S. Treasury Notes
1.00%, 09/15/17	4,800,000	4,815,374
0.63%, 09/30/17	2,000,000	1,998,554
1.88%, 09/30/17	1,000,000	1,012,734
0.88%, 10/15/17	3,700,000	3,707,411
0.75%, 10/31/17	3,500,000	3,501,844
1.88%, 10/31/17	1,000,000	1,013,456
0.88%, 11/15/17	5,500,000	5,511,066
0.63%, 11/30/17	5,000,000	4,994,335
0.88%, 11/30/17	2,500,000	2,505,128
2.25%, 11/30/17	1,500,000	1,528,242
1.00%, 12/15/17	6,000,000	6,021,330
1.00%, 12/31/17	2,000,000	2,007,032
0.88%, 01/15/18	1,500,000	1,502,930
0.88%, 01/31/18	1,250,000	1,252,515
1.00%, 02/15/18	2,000,000	2,007,304
0.75%, 02/28/18	7,000,000	6,999,041
1.00%, 03/15/18	3,000,000	3,011,133
0.75%, 03/31/18	1,000,000	999,805
0.88%, 03/31/18	2,500,000	2,504,103
0.75%, 04/15/18	3,000,000	2,998,944
0.63%, 04/30/18	4,000,000	3,990,392
0.75%, 04/30/18	3,000,000	2,998,770
2.63%, 04/30/18	1,500,000	1,545,908
0.88%, 05/31/18	2,250,000	2,253,692
1.00%, 05/31/18	1,500,000	1,505,478
1.13%, 06/15/18	2,500,000	2,514,600
1.38%, 06/30/18	2,250,000	2,273,510
1.00%, 08/15/18	2,500,000	2,509,325
1.50%, 08/31/18	4,000,000	4,054,532
1.38%, 09/30/18	1,000,000	1,011,562
0.88%, 10/15/18	4,000,000	4,004,844
1.25%, 10/31/18	3,000,000	3,026,895
1.75%, 10/31/18	1,500,000	1,529,708
1.25%, 11/15/18	6,000,000	6,053,088
1.38%, 11/30/18	1,000,000	1,012,012
1.38%, 12/31/18	1,000,000	1,012,188
1.50%, 12/31/18	1,500,000	1,522,589
1.13%, 01/15/19	1,000,000	1,006,328
1.25%, 01/31/19	700,000	706,577
1.50%, 01/31/19	4,000,000	4,061,408
1.38%, 02/28/19	3,000,000	3,038,262
1.50%, 02/28/19	2,500,000	2,539,745
1.00%, 03/15/19	5,200,000	5,218,486
1.63%, 03/31/19	2,500,000	2,547,998
0.88%, 04/15/19	5,000,000	5,000,195
1.63%, 04/30/19	3,500,000	3,568,768
0.88%, 05/15/19	2,750,000	2,749,945
1.50%, 05/31/19	6,750,000	6,861,793
0.88%, 06/15/19	3,000,000	2,998,185
1.63%, 06/30/19	2,250,000	2,295,659
0.75%, 07/15/19	1,000,000	995,723
0.88%, 07/31/19	2,000,000	1,998,398
1.63%, 08/31/19	3,000,000	3,061,698
1.75%, 09/30/19	6,000,000	6,146,838
1.25%, 10/31/19	1,000,000	1,009,219
1.50%, 10/31/19	1,300,000	1,321,836
1.50%, 11/30/19	3,000,000	3,050,331
1.63%, 12/31/19	4,750,000	4,848,619
1.38%, 02/29/20	6,300,000	6,376,784
1.38%, 03/31/20	3,000,000	3,036,036
1.38%, 04/30/20	3,500,000	3,541,699

18    See financial notes

Schwab Short-Term Bond Market Fund
Portfolio Holdings continued
Security Rate, Maturity Date	Face Amount ($)	Value ($)
1.38%, 05/31/20	3,000,000	3,034,395
1.50%, 05/31/20	6,500,000	6,604,481
1.63%, 06/30/20	2,500,000	2,551,173
1.38%, 08/31/20	300,000	303,146
2.13%, 08/31/20	7,000,000	7,277,536
1.38%, 09/30/20	2,300,000	2,323,538
2.00%, 09/30/20	1,300,000	1,345,322
1.38%, 10/31/20	3,000,000	3,029,823
2.63%, 11/15/20	1,000,000	1,060,684
1.63%, 11/30/20	2,700,000	2,754,791
2.00%, 11/30/20	3,000,000	3,105,762
1.75%, 12/31/20	3,000,000	3,076,056
2.38%, 12/31/20	3,500,000	3,681,219
1.13%, 02/28/21	9,000,000	8,989,452
2.00%, 02/28/21	1,700,000	1,761,924
1.25%, 03/31/21	2,000,000	2,006,914
2.25%, 03/31/21	1,500,000	1,571,837
1.38%, 04/30/21	6,500,000	6,557,258
1.38%, 05/31/21	6,000,000	6,054,612
1.13%, 06/30/21	2,500,000	2,492,775
1.13%, 07/31/21	6,000,000	5,980,548
1.13%, 08/31/21	7,250,000	7,230,744
		263,485,894
Total U.S. Government and Government Agencies
(Cost $283,209,040)		285,346,262

Foreign Government Securities 7.4% of net assets
Foreign Agencies 2.6%
Austria 0.2%
Oesterreichische Kontrollbank AG
1.88%, 01/20/21	1,000,000	1,018,918
Canada 0.1%
Export Development Canada
1.75%, 07/21/20	500,000	509,814
Colombia 0.1%
Ecopetrol S.A.
4.25%, 09/18/18	250,000	260,938
Germany 1.5%
Kreditanstalt Fuer Wiederaufbau
0.88%, 12/15/17 (d)	1,000,000	999,371
4.50%, 07/16/18 (d)	1,000,000	1,064,761
1.88%, 04/01/19 (d)	1,300,000	1,325,921
1.88%, 06/30/20 (d)	500,000	511,550
1.88%, 11/30/20 (d)	1,500,000	1,533,622
1.63%, 03/15/21 (d)	600,000	606,671
Landwirtschaftliche Rentenbank
1.88%, 09/17/18 (d)	250,000	254,484
1.38%, 10/23/19 (d)	250,000	251,459
		6,547,839
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Japan 0.3%
Japan Finance Corp.
1.75%, 11/13/18	100,000	100,538
2.13%, 02/07/19	750,000	763,187
1.75%, 05/28/20	250,000	251,156
		1,114,881
Mexico 0.3%
Petroleos Mexicanos
3.50%, 07/18/18	250,000	256,275
5.50%, 02/04/19	200,000	213,000
5.50%, 01/21/21	1,000,000	1,080,250
		1,549,525
Norway 0.0%
Statoil ASA
2.90%, 11/08/20	200,000	209,380
Sweden 0.1%
Svensk Exportkredit AB
1.13%, 04/05/18	450,000	450,167
1.25%, 04/12/19	200,000	200,290
		650,457
		11,861,752
Foreign Local Government 0.5%
Canada 0.5%
Province of Manitoba
1.13%, 06/01/18	300,000	300,599
Province of Ontario
3.15%, 12/15/17	250,000	256,863
1.20%, 02/14/18	500,000	500,956
2.00%, 01/30/19	250,000	254,515
4.40%, 04/14/20	500,000	551,898
Province of Quebec
4.63%, 05/14/18	250,000	264,925
		2,129,756
Sovereign 0.7%
Canada 0.1%
Canada Government International Bond
1.13%, 03/19/18	500,000	502,199
Colombia 0.1%
Republic of Colombia
11.75%, 02/25/20	250,000	330,625
Mexico 0.1%
United Mexican States
5.13%, 01/15/20	400,000	447,400

See financial notes    19

Schwab Short-Term Bond Market Fund
Portfolio Holdings continued
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Panama 0.0%
Republic of Panama
5.20%, 01/30/20	200,000	221,800
Philippines 0.1%
Republic of the Philippines
8.38%, 06/17/19	100,000	119,565
4.00%, 01/15/21	200,000	219,996
		339,561
Poland 0.1%
Republic of Poland
6.38%, 07/15/19	350,000	397,338
South Africa 0.1%
Republic of South Africa
6.88%, 05/27/19	200,000	223,200
Turkey 0.1%
Republic of Turkey
5.63%, 03/30/21	750,000	806,270
		3,268,393
Supranational* 3.6%
African Development Bank
1.63%, 10/02/18	350,000	354,683
1.38%, 02/12/20	200,000	201,011
Asian Development Bank
1.75%, 09/11/18	650,000	660,044
1.88%, 04/12/19	250,000	255,313
1.50%, 01/22/20	750,000	757,636
European Bank for Reconstruction & Development
1.63%, 11/15/18	250,000	253,199
1.75%, 11/26/19	200,000	203,269
1.50%, 03/16/20	250,000	252,303
European Investment Bank
1.25%, 05/15/18	500,000	502,167
1.00%, 06/15/18	1,200,000	1,200,143
1.13%, 08/15/18	600,000	601,328
1.63%, 12/18/18	400,000	405,328
1.88%, 03/15/19	1,000,000	1,019,041
1.63%, 03/16/20	1,000,000	1,013,160
1.38%, 06/15/20	500,000	501,052
2.50%, 04/15/21	200,000	209,760
Inter-American Development Bank
0.88%, 03/15/18	700,000	700,202
1.75%, 10/15/19	500,000	507,833
1.38%, 07/15/20	250,000	250,874
1.88%, 03/15/21	750,000	765,331
International Bank for Reconstruction & Development
1.38%, 04/10/18	500,000	503,346
1.88%, 03/15/19	1,250,000	1,276,900
1.88%, 10/07/19	750,000	766,362
1.63%, 03/09/21	1,000,000	1,012,521
International Finance Corp.
2.13%, 11/17/17	650,000	659,481
1.75%, 09/04/18	200,000	203,063
Security Rate, Maturity Date	Face Amount ($)	Value ($)
1.75%, 09/16/19	250,000	254,565
1.13%, 07/20/21	400,000	396,237
Nordic Investment Bank
1.13%, 03/19/18	200,000	200,522
		15,886,674
Total Foreign Government Securities
(Cost $32,899,296)		33,146,575

Corporate Bonds 27.9% of net assets
Finance 11.6%
Banking 9.3%
American Express Centurion Bank
6.00%, 09/13/17	250,000	262,330
American Express Credit Corp.
2.60%, 09/14/20 (b)	990,000	1,021,312
2.25%, 05/05/21 (b)	300,000	305,468
Bank of America Corp.
5.75%, 12/01/17	1,000,000	1,051,912
6.88%, 04/25/18	500,000	542,235
2.25%, 04/21/20	500,000	505,169
2.63%, 10/19/20	750,000	768,764
2.63%, 04/19/21	500,000	510,065
Bank of America NA
1.65%, 03/26/18	500,000	502,530
2.05%, 12/07/18	500,000	507,328
Bank of Montreal
2.38%, 01/25/19 (b)	500,000	510,519
Barclays PLC
2.00%, 03/16/18	250,000	250,631
2.75%, 11/08/19	300,000	302,880
BB&T Corp.
6.85%, 04/30/19	300,000	340,772
BNP Paribas S.A.
2.40%, 12/12/18	250,000	253,982
2.45%, 03/17/19	250,000	254,739
BPCE S.A.
2.25%, 01/27/20	700,000	711,501
Capital One Bank USA NA
1.65%, 02/05/18 (b)	250,000	250,478
2.40%, 09/05/19 (b)	250,000	254,763
Capital One Financial Corp.
6.75%, 09/15/17	200,000	210,550
Capital One NA
2.95%, 07/23/21 (b)	250,000	258,656
Citigroup, Inc.
2.55%, 04/08/19	200,000	204,219
2.40%, 02/18/20	300,000	304,356
2.65%, 10/26/20	750,000	769,511
2.70%, 03/30/21	500,000	510,755
Commonwealth Bank of Australia
2.25%, 03/13/19	250,000	254,381
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
1.70%, 03/19/18	500,000	502,728
Credit Suisse AG
1.75%, 01/29/18	250,000	250,375
Credit Suisse Group Funding Guernsey Ltd.
3.45%, 04/16/21 (c)	1,000,000	1,023,069
Deutsche Bank AG
1.88%, 02/13/18	600,000	597,256

20    See financial notes

Schwab Short-Term Bond Market Fund
Portfolio Holdings continued
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Discover Bank
3.10%, 06/04/20 (b)	250,000	257,558
Fifth Third Bank
2.38%, 04/25/19 (b)	500,000	510,521
First Tennessee Bank NA
2.95%, 12/01/19 (b)	250,000	251,109
HSBC Holdings PLC
3.40%, 03/08/21	500,000	522,676
HSBC USA, Inc.
1.63%, 01/16/18	200,000	200,103
2.38%, 11/13/19	300,000	303,575
2.75%, 08/07/20	500,000	511,284
JPMorgan Chase & Co.
6.00%, 01/15/18	800,000	849,324
1.63%, 05/15/18	500,000	502,433
2.25%, 01/23/20 (b)	500,000	507,245
2.55%, 10/29/20 (b)	500,000	511,829
2.40%, 06/07/21 (b)	500,000	508,337
4.35%, 08/15/21	1,000,000	1,103,284
KeyBank NA
1.65%, 02/01/18	250,000	251,198
KeyCorp
2.30%, 12/13/18 (b)	250,000	254,165
Lloyds Bank PLC
2.30%, 11/27/18	400,000	404,677
2.35%, 09/05/19	250,000	253,393
Manufacturers & Traders Trust Co.
2.30%, 01/30/19 (b)	250,000	254,680
Morgan Stanley
7.30%, 05/13/19	1,000,000	1,142,772
2.65%, 01/27/20	400,000	410,842
2.80%, 06/16/20	800,000	823,756
5.75%, 01/25/21	1,000,000	1,148,080
PNC Bank NA
2.20%, 01/28/19 (b)	500,000	509,219
2.45%, 11/05/20 (b)	750,000	770,126
Rabobank Nederland NY
2.50%, 01/19/21	250,000	257,136
Regions Bank
2.25%, 09/14/18 (b)	300,000	301,852
Royal Bank of Canada
2.15%, 03/15/19	750,000	762,914
2.50%, 01/19/21	250,000	257,902
Santander UK PLC
3.05%, 08/23/18	150,000	153,760
2.35%, 09/10/19	250,000	253,144
State Street Corp.
2.55%, 08/18/20	100,000	103,685
Sumitomo Mitsui Banking Corp.
2.45%, 01/10/19	250,000	254,638
2.05%, 01/18/19	250,000	252,178
Svenska Handelsbanken AB
1.63%, 03/21/18	250,000	251,082
2.40%, 10/01/20	150,000	153,935
Synchrony Financial
3.00%, 08/15/19 (b)	500,000	511,335
The Bank of New York Mellon Corp.
2.30%, 09/11/19 (b)	200,000	204,936
3.55%, 09/23/21 (b)	500,000	538,519
The Bank of Nova Scotia
1.45%, 04/25/18	250,000	250,697
2.05%, 06/05/19	200,000	202,558
The Bear Stearns Cos. LLC
6.40%, 10/02/17	750,000	790,226
Security Rate, Maturity Date	Face Amount ($)	Value ($)
The Goldman Sachs Group, Inc.
5.95%, 01/18/18	500,000	530,120
2.38%, 01/22/18	246,000	249,276
6.15%, 04/01/18	1,000,000	1,071,458
2.60%, 04/23/20 (b)	1,000,000	1,021,511
2.75%, 09/15/20 (b)	500,000	514,355
The Toronto-Dominion Bank
1.75%, 07/23/18	250,000	251,904
2.63%, 09/10/18	500,000	511,820
2.13%, 07/02/19	250,000	254,645
UBS AG
1.80%, 03/26/18	300,000	301,809
2.35%, 03/26/20	500,000	511,839
US Bank NA
1.40%, 04/26/19 (b)	500,000	500,951
Wells Fargo & Co.
1.40%, 09/08/17	300,000	300,318
5.63%, 12/11/17	1,000,000	1,055,428
2.60%, 07/22/20	200,000	206,018
2.10%, 07/26/21	500,000	502,946
Wells Fargo Bank NA
1.65%, 01/22/18	500,000	503,076
1.75%, 05/24/19	100,000	101,073
Westpac Banking Corp.
2.25%, 01/17/19	600,000	610,166
2.60%, 11/23/20	250,000	257,494
		41,512,124
Brokerage 0.2%
BlackRock, Inc.
5.00%, 12/10/19	100,000	111,437
Jefferies Group LLC
5.13%, 04/13/18	150,000	156,754
Nomura Holdings, Inc.
2.75%, 03/19/19	700,000	716,309
		984,500
Finance Company 0.5%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust
3.75%, 05/15/19	500,000	515,625
Air Lease Corp.
2.13%, 01/15/18	500,000	501,740
3.38%, 01/15/19 (b)	150,000	154,313
GATX Corp.
2.50%, 07/30/19	150,000	151,579
GE Capital International Funding Co., Unlimited Co.
2.34%, 11/15/20	500,000	515,282
International Lease Finance Corp.
4.63%, 04/15/21	500,000	531,500
		2,370,039
Insurance 1.0%
Aetna, Inc.
3.95%, 09/01/20	225,000	242,521
Aflac, Inc.
2.40%, 03/16/20	100,000	102,789
American International Group, Inc.
5.85%, 01/16/18	100,000	105,815
2.30%, 07/16/19 (b)	100,000	102,011
3.30%, 03/01/21 (b)	250,000	262,720

See financial notes    21

Schwab Short-Term Bond Market Fund
Portfolio Holdings continued
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Anthem, Inc.
2.25%, 08/15/19	600,000	610,849
Assurant, Inc.
2.50%, 03/15/18	150,000	152,016
Berkshire Hathaway Finance Corp.
2.00%, 08/15/18	500,000	509,131
Chubb INA Holdings, Inc.
2.30%, 11/03/20 (b)	200,000	205,951
Marsh & McLennan Cos., Inc.
2.35%, 03/06/20 (b)	250,000	254,569
MetLife, Inc.
6.82%, 08/15/18	200,000	220,731
Principal Financial Group, Inc.
8.88%, 05/15/19	250,000	295,841
Prudential Financial, Inc.
6.00%, 12/01/17	29,000	30,631
2.30%, 08/15/18	73,000	74,202
The Chubb Corp.
6.38%, 03/29/67 (a)(b)	100,000	93,687
UnitedHealth Group, Inc.
1.70%, 02/15/19	350,000	353,541
2.70%, 07/15/20	250,000	260,966
Voya Financial, Inc.
2.90%, 02/15/18	229,000	233,639
XLIT Ltd.
6.50%, 12/31/49 (a)(b)	100,000	75,100
		4,186,710
Real Estate Investment Trust 0.6%
Boston Properties LP
3.70%, 11/15/18 (b)	250,000	261,168
ProLogis LP
2.75%, 02/15/19 (b)	450,000	460,970
Simon Property Group LP
2.50%, 09/01/20 (b)	500,000	516,355
Ventas Realty LP
2.00%, 02/15/18 (b)	250,000	251,593
4.25%, 03/01/22 (b)	500,000	539,766
Welltower, Inc.
4.13%, 04/01/19 (b)	350,000	369,113
		2,398,965
		51,452,338
Industrial 14.9%
Basic Industry 0.8%
Agrium, Inc.
6.75%, 01/15/19	250,000	277,017
Airgas, Inc.
1.65%, 02/15/18 (b)	500,000	501,849
Albemarle Corp.
4.50%, 12/15/20 (b)	350,000	377,828
Barrick North America Finance LLC
4.40%, 05/30/21	500,000	547,309
Eastman Chemical Co.
2.70%, 01/15/20 (b)	300,000	308,977
Goldcorp, Inc.
2.13%, 03/15/18	500,000	501,574
LyondellBasell Industries N.V.
5.00%, 04/15/19 (b)	300,000	323,139
Nucor Corp.
5.85%, 06/01/18	100,000	107,036
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Rock-Tenn Co.
4.45%, 03/01/19	200,000	211,915
The Dow Chemical Co.
4.25%, 11/15/20 (b)	250,000	271,957
		3,428,601
Capital Goods 1.5%
3M Co.
1.63%, 06/15/19	250,000	253,780
Boeing Capital Corp.
2.90%, 08/15/18 (b)	250,000	258,362
4.70%, 10/27/19	400,000	442,415
Caterpillar Financial Services Corp.
1.25%, 11/06/17	200,000	200,128
2.10%, 06/09/19	700,000	714,722
Eaton Corp.
5.60%, 05/15/18	300,000	320,740
Fortive Corp.
2.35%, 06/15/21 (b)(c)	200,000	203,099
General Electric Capital Corp.
5.50%, 01/08/20	500,000	566,701
2.20%, 01/09/20 (b)	250,000	257,221
4.38%, 09/16/20	250,000	277,757
General Electric Co.
5.55%, 05/04/20	750,000	855,484
Honeywell International, Inc.
5.00%, 02/15/19	150,000	163,704
Ingersoll-Rand Luxembourg Finance S.A.
2.63%, 05/01/20 (b)	100,000	102,192
John Deere Capital Corp.
1.55%, 12/15/17	300,000	302,019
1.95%, 12/13/18	250,000	254,475
2.45%, 09/11/20	100,000	103,055
L-3 Communications Corp.
4.75%, 07/15/20	250,000	273,187
Lockheed Martin Corp.
1.85%, 11/23/18	150,000	152,121
Northrop Grumman Corp.
1.75%, 06/01/18	200,000	201,814
Stanley Black & Decker, Inc.
2.45%, 11/17/18	250,000	255,955
United Technologies Corp.
4.50%, 04/15/20	200,000	222,602
Waste Management, Inc.
6.10%, 03/15/18	150,000	161,387
		6,542,920
Communications 1.8%
America Movil, S.A.B. de CV
5.00%, 10/16/19	350,000	386,107
American Tower Corp.
3.40%, 02/15/19	350,000	364,807
3.30%, 02/15/21 (b)	250,000	261,553
AT&T, Inc.
1.40%, 12/01/17	200,000	200,293
5.50%, 02/01/18	250,000	264,278
2.38%, 11/27/18	150,000	153,189
5.20%, 03/15/20	250,000	278,842
2.45%, 06/23/20 (b)	300,000	306,497
5.00%, 03/01/21	150,000	168,830
British Telecommunications PLC
2.35%, 02/14/19	200,000	204,381

22    See financial notes

Schwab Short-Term Bond Market Fund
Portfolio Holdings continued
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Charter Communications Operating LLC/Charter Communications Operating Capital
3.58%, 07/23/20 (b)(c)	400,000	418,943
Comcast Corp.
6.30%, 11/15/17	500,000	530,929
Crown Castle International Corp.
4.88%, 04/15/22	250,000	278,725
Electronic Arts, Inc.
3.70%, 03/01/21 (b)	300,000	317,465
Grupo Televisa S.A.B.
6.00%, 05/15/18	200,000	214,818
NBCUniversal Media LLC
4.38%, 04/01/21	178,000	199,292
Orange S.A.
2.75%, 02/06/19	200,000	205,963
Telefonica Emisiones S.A.U.
3.19%, 04/27/18	250,000	256,571
The Walt Disney Co.
2.15%, 09/17/20	500,000	514,718
Time Warner Cable, Inc.
5.00%, 02/01/20	500,000	545,313
Time Warner, Inc.
2.10%, 06/01/19	300,000	304,745
Verizon Communications, Inc.
2.55%, 06/19/19	200,000	206,353
1.38%, 08/15/19	500,000	499,629
4.50%, 09/15/20	400,000	441,374
Viacom, Inc.
2.75%, 12/15/19 (b)	300,000	306,962
Vodafone Group PLC
4.63%, 07/15/18	250,000	264,275
		8,094,852
Consumer Cyclical 2.1%
Alibaba Group Holding Ltd.
2.50%, 11/28/19 (b)	250,000	254,972
Amazon.com, Inc.
1.20%, 11/29/17	100,000	100,199
2.60%, 12/05/19 (b)	200,000	208,284
American Honda Finance Corp.
1.60%, 07/13/18	250,000	251,995
2.45%, 09/24/20	250,000	258,745
Costco Wholesale Corp.
1.13%, 12/15/17	250,000	250,679
CVS Health Corp.
1.90%, 07/20/18	250,000	253,256
2.25%, 08/12/19 (b)	400,000	409,758
Ford Motor Credit Co., LLC
2.15%, 01/09/18	250,000	251,617
5.00%, 05/15/18	500,000	527,249
2.46%, 03/27/20	250,000	252,360
5.75%, 02/01/21	675,000	764,574
General Motors Financial Co., Inc.
3.25%, 05/15/18	250,000	254,955
6.75%, 06/01/18	500,000	541,509
3.20%, 07/13/20 (b)	300,000	307,131
3.20%, 07/06/21 (b)	200,000	203,489
McDonald's Corp.
2.75%, 12/09/20 (b)	300,000	312,700
Nordstrom, Inc.
6.25%, 01/15/18	200,000	213,155
Starbucks Corp.
2.00%, 12/05/18 (b)	150,000	152,738
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Starwood Hotels & Resorts Worldwide, Inc.
6.75%, 05/15/18	150,000	162,768
Target Corp.
2.30%, 06/26/19	500,000	515,740
The Home Depot, Inc.
3.95%, 09/15/20 (b)	200,000	218,832
2.00%, 04/01/21 (b)	250,000	255,416
Toyota Motor Credit Corp.
1.38%, 01/10/18	600,000	602,459
2.10%, 01/17/19	500,000	509,767
Visa, Inc.
2.20%, 12/14/20 (b)	750,000	772,684
Wal-Mart Stores, Inc.
1.13%, 04/11/18	150,000	150,534
3.63%, 07/08/20	200,000	217,099
3.25%, 10/25/20	200,000	215,919
Walgreens Boots Alliance, Inc.
2.70%, 11/18/19 (b)	200,000	206,651
		9,597,234
Consumer Non-Cyclical 3.9%
AbbVie, Inc.
1.75%, 11/06/17	500,000	502,436
1.80%, 05/14/18	250,000	251,443
Actavis Funding SCS
2.35%, 03/12/18	250,000	253,013
3.00%, 03/12/20 (b)	500,000	516,683
Altria Group, Inc.
2.63%, 01/14/20 (b)	250,000	259,935
Amgen, Inc.
2.13%, 05/01/20 (b)	250,000	254,096
Anheuser-Busch InBev Finance, Inc.
1.25%, 01/17/18	750,000	750,562
1.90%, 02/01/19	200,000	202,183
2.15%, 02/01/19	700,000	713,008
2.65%, 02/01/21 (b)	250,000	258,068
AstraZeneca PLC
1.75%, 11/16/18	200,000	202,007
2.38%, 11/16/20	250,000	257,583
Baxalta, Inc.
2.00%, 06/22/18	250,000	250,586
Becton Dickinson & Co.
3.25%, 11/12/20	300,000	315,437
Cardinal Health, Inc.
2.40%, 11/15/19	250,000	255,605
Celgene Corp.
2.88%, 08/15/20	500,000	519,730
Colgate-Palmolive Co.
2.95%, 11/01/20	100,000	106,438
Covidien International Finance S.A.
4.20%, 06/15/20	200,000	218,468
Dr. Pepper Snapple Group, Inc.
2.60%, 01/15/19	250,000	255,663
Eli Lilly & Co.
1.25%, 03/01/18	250,000	250,807
Express Scripts Holding Co.
3.30%, 02/25/21 (b)	250,000	263,571
Gilead Sciences, Inc.
1.85%, 09/04/18	250,000	253,409
2.05%, 04/01/19	300,000	306,307
2.55%, 09/01/20	500,000	519,566
Johnson & Johnson
5.15%, 07/15/18	250,000	269,723

See financial notes    23

Schwab Short-Term Bond Market Fund
Portfolio Holdings continued
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Kimberly-Clark Corp.
1.90%, 05/22/19	300,000	306,205
Kraft Heinz Foods Co.
2.80%, 07/02/20 (b)	250,000	260,284
McKesson Corp.
2.28%, 03/15/19	200,000	204,088
Medtronic, Inc.
1.38%, 04/01/18	200,000	200,794
2.50%, 03/15/20	500,000	518,228
Merck & Co., Inc.
1.30%, 05/18/18	350,000	352,171
Molson Coors Brewing Co.
2.10%, 07/15/21 (b)	1,000,000	1,008,355
Mylan N.V.
3.75%, 12/15/20 (b)(c)	250,000	261,878
Mylan, Inc.
2.55%, 03/28/19	250,000	253,346
Newell Brands, Inc.
2.05%, 12/01/17	600,000	605,257
3.15%, 04/01/21 (b)	250,000	261,276
PepsiCo, Inc.
4.50%, 01/15/20	200,000	220,580
1.85%, 04/30/20 (b)	250,000	254,283
Pfizer, Inc.
2.10%, 05/15/19	600,000	613,840
Philip Morris International, Inc.
5.65%, 05/16/18	250,000	268,792
Quest Diagnostics, Inc.
2.70%, 04/01/19	800,000	820,388
2.50%, 03/30/20 (b)	300,000	305,123
Reynolds American, Inc.
2.30%, 06/12/18	250,000	254,039
Sanofi
1.25%, 04/10/18	100,000	100,252
The Coca-Cola Co.
1.15%, 04/01/18	350,000	350,733
3.15%, 11/15/20	200,000	214,286
The JM Smucker Co.
2.50%, 03/15/20	250,000	256,545
The Kroger Co.
2.00%, 01/15/19	100,000	101,452
2.30%, 01/15/19 (b)	100,000	102,015
The Procter & Gamble Co.
1.90%, 11/01/19	500,000	512,020
Tyson Foods, Inc.
2.65%, 08/15/19 (b)	300,000	308,039
Unilever Capital Corp.
4.80%, 02/15/19	100,000	108,562
		17,229,158
Energy 2.3%
Anadarko Petroleum Corp.
8.70%, 03/15/19	150,000	171,413
BP Capital Markets PLC
1.38%, 05/10/18	800,000	801,990
Canadian Natural Resources Ltd.
1.75%, 01/15/18	150,000	149,500
Chevron Corp.
1.10%, 12/05/17 (b)	250,000	250,406
1.72%, 06/24/18 (b)	400,000	404,350
2.19%, 11/15/19 (b)	500,000	511,492
2.42%, 11/17/20 (b)	250,000	258,404
Security Rate, Maturity Date	Face Amount ($)	Value ($)
ConocoPhillips
5.20%, 05/15/18	300,000	318,577
Enbridge Energy Partners LP
4.38%, 10/15/20 (b)	400,000	417,425
Energy Transfer Partners LP
2.50%, 06/15/18	226,000	228,269
4.15%, 10/01/20 (b)	750,000	787,920
Enterprise Products Operating LLC
2.55%, 10/15/19 (b)	300,000	307,625
2.85%, 04/15/21 (b)	250,000	258,807
EOG Resources, Inc.
2.45%, 04/01/20 (b)	250,000	254,841
Exxon Mobil Corp.
2.22%, 03/01/21 (b)	700,000	719,361
Halliburton Co.
6.15%, 09/15/19	150,000	168,368
Kinder Morgan Energy Partners LP
5.95%, 02/15/18	150,000	158,219
2.65%, 02/01/19	300,000	303,906
Kinder Morgan, Inc.
7.25%, 06/01/18	500,000	542,240
Marathon Oil Corp.
2.70%, 06/01/20 (b)	300,000	291,606
Nabors Industries, Inc.
6.15%, 02/15/18	150,000	155,536
Occidental Petroleum Corp.
4.10%, 02/01/21 (b)	600,000	655,507
Phillips 66 Partners LP
2.65%, 02/15/20 (b)	250,000	252,184
Shell International Finance BV
1.90%, 08/10/18	250,000	253,500
1.63%, 11/10/18	100,000	100,627
4.30%, 09/22/19	400,000	434,381
Suncor Energy, Inc.
6.10%, 06/01/18	500,000	537,339
Total Capital International S.A.
2.10%, 06/19/19	100,000	102,158
TransCanada PipeLines Ltd
1.88%, 01/12/18	300,000	301,644
Valero Energy Corp.
9.38%, 03/15/19	200,000	236,761
		10,334,356
Other Industrial 0.0%
Princeton University
4.95%, 03/01/19	200,000	218,166
Technology 2.2%
Apple, Inc.
1.00%, 05/03/18	300,000	300,024
2.00%, 05/06/20	200,000	204,384
2.25%, 02/23/21 (b)	500,000	513,774
Baidu, Inc.
3.25%, 08/06/18	200,000	205,143
Cisco Systems, Inc.
1.65%, 06/15/18	350,000	353,864
2.45%, 06/15/20	250,000	259,504
Diamond 1 Finance Corp./Diamond 2 Finance Corp.
3.48%, 06/01/19 (c)	1,250,000	1,287,097
4.42%, 06/15/21 (b)(c)	500,000	523,371
EMC Corp.
2.65%, 06/01/20	250,000	248,374

24    See financial notes

Schwab Short-Term Bond Market Fund
Portfolio Holdings continued
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Fidelity National Information Services, Inc.
2.85%, 10/15/18	250,000	256,246
Fiserv, Inc.
4.75%, 06/15/21	100,000	111,837
Hewlett Packard Enterprise Co.
2.85%, 10/05/18 (c)	250,000	254,949
3.60%, 10/15/20 (b)(c)	500,000	524,086
Intel Corp.
1.35%, 12/15/17	150,000	150,701
2.45%, 07/29/20	200,000	207,719
International Business Machines Corp.
1.63%, 05/15/20	500,000	504,201
KLA-Tencor Corp.
3.38%, 11/01/19 (b)	250,000	259,939
Lam Research Corp.
2.75%, 03/15/20 (b)	500,000	511,135
Microsoft Corp.
1.30%, 11/03/18	250,000	251,630
2.00%, 11/03/20 (b)	400,000	408,415
NetApp, Inc.
2.00%, 12/15/17	500,000	502,624
Oracle Corp.
1.20%, 10/15/17	450,000	451,400
2.25%, 10/08/19	250,000	258,016
QUALCOMM, Inc.
1.40%, 05/18/18	200,000	201,113
Seagate HDD Cayman
3.75%, 11/15/18	750,000	768,281
Xerox Corp.
2.75%, 09/01/20	100,000	98,588
		9,616,415
Transportation 0.3%
Burlington Northern Santa Fe Corp.
5.75%, 03/15/18	300,000	320,991
FedEx Corp.
2.30%, 02/01/20	250,000	256,405
Ryder System, Inc.
2.55%, 06/01/19 (b)	300,000	304,790
Southwest Airlines Co.
2.75%, 11/06/19 (b)	200,000	206,574
Union Pacific Corp.
2.25%, 06/19/20 (b)	250,000	256,055
		1,344,815
		66,406,517
Utilities 1.4%
Electric 1.3%
American Electric Power Co., Inc.
1.65%, 12/15/17 (b)	400,000	400,968
Arizona Public Service Co.
2.20%, 01/15/20 (b)	100,000	101,633
CMS Energy Corp.
5.05%, 02/15/18	250,000	262,329
Commonwealth Edison Co.
2.15%, 01/15/19 (b)	500,000	508,809
Consumers Energy Co.
5.65%, 04/15/20	100,000	113,633
Dominion Resources, Inc.
1.90%, 06/15/18	210,000	211,454
2.50%, 12/01/19 (b)	300,000	306,596
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Duke Energy Corp.
2.10%, 06/15/18 (b)	200,000	202,524
1.80%, 09/01/21 (b)	500,000	498,839
Eversource Energy
1.45%, 05/01/18 (b)	100,000	100,146
MidAmerican Energy Co.
2.40%, 03/15/19 (b)	300,000	308,131
National Rural Utilities Cooperative Finance Corp.
1.65%, 02/08/19	200,000	201,816
2.35%, 06/15/20 (b)	200,000	204,954
NextEra Energy Capital Holdings, Inc.
2.70%, 09/15/19 (b)	300,000	307,933
Oncor Electric Delivery Co., LLC
2.15%, 06/01/19 (b)	350,000	354,685
PG&E Corp.
2.40%, 03/01/19 (b)	250,000	255,131
PPL Capital Funding, Inc.
1.90%, 06/01/18 (b)	100,000	100,383
Sempra Energy
2.40%, 03/15/20 (b)	250,000	255,071
The Southern Co.
1.55%, 07/01/18	500,000	502,250
WEC Energy Group, Inc.
1.65%, 06/15/18	300,000	302,109
Xcel Energy, Inc.
2.40%, 03/15/21 (b)	500,000	514,321
		6,013,715
Natural Gas 0.1%
AGL Capital Corp.
5.25%, 08/15/19	200,000	218,891
ONE Gas, Inc.
2.07%, 02/01/19 (b)	150,000	152,320
		371,211
		6,384,926
Total Corporate Bonds
(Cost $122,632,169)		124,243,781

Municipal Bond 0.1% of net assets
Fixed-Rate Obligations 0.1%
California
GO Bonds Series 2010
6.20%, 03/01/19	250,000	279,350
Illinois
GO Bonds Series 2011
5.67%, 03/01/18	150,000	157,851
Total Municipal Bond
(Cost $433,215)		437,201

See financial notes    25

Schwab Short-Term Bond Market Fund
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Other Investment Company 1.2% of net assets
Money Market Fund 1.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.26% (e)	5,362,635	5,362,635
Total Other Investment Company
(Cost $5,362,635)		5,362,635

End of Investments.

At 08/31/16, the tax basis cost of the fund's investments was $444,573,216 and the unrealized appreciation and depreciation were $4,210,669 and ($247,431), respectively, with a net unrealized appreciation of $3,963,238.
*	Supranational bonds represent the debt of international organizations or institutions such as the World Bank, the International Monetary Fund, regional multilateral development banks and others.
(a)	Variable-rate security.
(b)	The effective maturity may be shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or as the result of embedded demand features (puts or calls).
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $4,496,492 or 1.0% of net assets.
(d)	Guaranteed by the Republic of Germany.
(e)	The rate shown is the 7-day yield.

GO —	General obligation

The following is a summary of the inputs used to value the fund's investments as of August 31, 2016 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
U.S. Government and Government Agencies[1]	$—	$285,346,262	$—	$285,346,262
Foreign Government Securities[1]	—	33,146,575	—	33,146,575
Corporate Bonds[1]	—	124,243,781	—	124,243,781
Municipal Bond[1]	—	437,201	—	437,201
Other Investment Company[1]	5,362,635	—	—	5,362,635
Total	$5,362,635	$443,173,819	$—	$448,536,454
[1]	As categorized in Portfolio Holdings.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended August 31, 2016.
26    See financial notes

Schwab Short-Term Bond Market Fund
Statement of
Assets and Liabilities
As of August 31, 2016
Assets
Investments, at value (cost $444,536,355)		$448,536,454
Receivables:
Investments sold		4,873,676
Interest		2,061,425
Fund shares sold		223,269
Dividends		559
Prepaid expenses	+	21,348
Total assets		455,716,731
Liabilities
Payables:
Investments bought		10,435,482
Investment adviser and administrator fees		83,462
Shareholder service fees		2,372
Fund shares redeemed		266,934
Distributions to shareholders		83,373
Accrued expenses	+	75,079
Total liabilities		10,946,702
Net Assets
Total assets		455,716,731
Total liabilities	–	10,946,702
Net assets		$444,770,029
Net Assets by Source
Capital received from investors		486,904,338
Net realized capital losses		(46,134,408)
Net unrealized capital appreciation		4,000,099

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$444,770,029		47,482,666		$9.37

See financial notes    27

Schwab Short-Term Bond Market Fund
Statement of
Operations
For the period September 1, 2015 through August 31, 2016
Investment Income
Interest		$5,887,169
Dividends		2,635
Securities on loan	+	225
Total investment income		5,890,029
Expenses
Investment adviser and administrator fees		1,229,697
Shareholder service fees		1,012,399
Portfolio accounting fees		96,939
Professional fees		46,849
Shareholder reports		40,212
Registration fees		34,865
Transfer agent fees		24,484
Independent trustees' fees		13,306
Proxy fees		12,117
Custodian fees		10,184
Interest expense		41
Other expenses	+	8,457
Total expenses		2,529,550
Expense reduction by CSIM and its affiliates	–	1,328,685
Net expenses	–	1,200,865
Net investment income		4,689,164
Realized and Unrealized Gains (Losses)
Net realized gains on investments		475,816
Net change in unrealized appreciation (depreciation) on investments	+	3,351,684
Net realized and unrealized gains		3,827,500
Increase in net assets resulting from operations		$8,516,664
28    See financial notes

Schwab Short-Term Bond Market Fund
Statement of
Changes in Net Assets
For the current and prior report periods
Operations
	9/1/15-8/31/16		9/1/14-8/31/15
Net investment income		$4,689,164	$4,044,682
Net realized gains		475,816	924,004
Net change in unrealized appreciation (depreciation)	+	3,351,684	(967,112)
Increase in net assets from operations		8,516,664	4,001,574
Distributions to Shareholders
Distributions from net investment income		($4,689,164)	($4,044,676)

Transactions in Fund Shares
		9/1/15-8/31/16		9/1/14-8/31/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		23,519,740	$219,043,178	16,342,697	$151,829,764
Shares reinvested		412,625	3,849,469	365,626	3,400,494
Shares redeemed	+	(17,299,909)	(161,140,045)	(23,064,478)	(214,352,550)
Net transactions in fund shares		6,632,456	$61,752,602	(6,356,155)	($59,122,292)
Shares Outstanding and Net Assets
		9/1/15-8/31/16		9/1/14-8/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		40,850,210	$379,189,927	47,206,365	$438,355,321
Total increase (decrease)	+	6,632,456	65,580,102	(6,356,155)	(59,165,394)
End of period		47,482,666	$444,770,029	40,850,210	$379,189,927
See financial notes    29

Schwab Intermediate-Term Bond Fund
Financial Statements
Financial Highlights
	9/1/15– 8/31/16	9/1/14– 8/31/15	9/1/13– 8/31/14	9/1/12– 8/31/13	9/1/11– 8/31/12
Per-Share Data
Net asset value at beginning of period	$10.19	$10.25	$10.06	$10.61	$10.54
Income (loss) from investment operations:
Net investment income (loss)	0.17 [1]	0.17 [1]	0.18	0.15	0.17
Net realized and unrealized gains (losses)	0.21	(0.02)	0.21	(0.32)	0.22
Total from investment operations	0.38	0.15	0.39	(0.17)	0.39
Less distributions:
Distributions from net investment income	(0.19)	(0.20)	(0.20)	(0.20)	(0.21)
Distributions from net realized gains	(0.02)	(0.01)	(0.00) [2]	(0.18)	(0.11)
Total distributions	(0.21)	(0.21)	(0.20)	(0.38)	(0.32)
Net asset value at end of period	$10.36	$10.19	$10.25	$10.06	$10.61
Total return	3.80%	1.47%	3.95%	(1.68%)	3.80%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.46% [3]	0.45%	0.45%	0.51% [4],[5]	0.61%
Gross operating expenses	0.64%	0.62%	0.64%	0.63%	0.62%
Net investment income (loss)	1.63%	1.66%	1.73%	1.48%	1.67%
Portfolio turnover rate[6]	199%	127% [7]	177%	288%	304%
Net assets, end of period (x 1,000,000)	$356	$345	$370	$353	$418

1
Calculated based on the average shares outstanding during the period.
2
Per-share amount was less than $0.005.
3
The expense ratio would have been 0.45%, if interest expense related to charges on agency mortgage-backed securities not delivered on a timely basis had not been incurred (see financial note 2f).
4
Effective December 15, 2012, the net operating expense limitation was lowered from 0.63% to 0.45%. The ratio presented for period ended 8/31/13 is a blended ratio.
5
The expense ratio would have been 0.50%, if interest expense related to charges on agency mortgage-backed securities not delivered on a timely basis had not been incurred (see financial note 2f).
6
Includes to-be-announced (TBA) transactions (if any). See financial note 2.
7
Revised methodology adopted as of August 31, 2015. For comparison purposes, portfolio turnover rate would have been 158% using previous methodology.
30    See financial notes

Schwab Intermediate-Term Bond Fund
Portfolio Holdings  as of August 31, 2016
This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.csimfunds.com/schwabfunds_prospectus.
For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date. The maturity date shown for all the securities is the final legal maturity.
Holdings by Category		Cost ($)	Value ($)
20.5%	Corporate Bonds	70,830,130	72,928,524
37.3%	Mortgage-Backed Securities	129,056,763	132,628,916
2.1%	Commercial Mortgage-Backed Securities	7,340,525	7,509,456
38.3%	U.S. Government and Government Agencies	134,793,682	136,233,594
4.1%	Foreign Government Securities	14,040,063	14,462,368
1.1%	Other Investment Company	3,796,174	3,796,174
5.3%	Short-Term Investment	18,997,435	18,997,625
108.7%	Total Investments	378,854,772	386,556,657
(1.6%)	TBA Sale Commitments	(5,569,414)	(5,582,500)
(7.1%)	Other Assets and Liabilities, Net		(25,235,335)
100.0%	Net Assets		355,738,822

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Corporate Bonds 20.5% of net assets
Finance 7.7%
Banking 6.2%
American Express Credit Corp.
2.60%, 09/14/20 (b)	1,000,000	1,031,628
2.25%, 05/05/21 (b)	500,000	509,114
Bank of America Corp.
5.65%, 05/01/18	1,000,000	1,064,930
3.30%, 01/11/23 (h)	1,750,000	1,821,480
Barclays PLC
3.65%, 03/16/25	500,000	498,868
Capital One Financial Corp.
3.50%, 06/15/23	1,000,000	1,046,957
Citigroup, Inc.
2.70%, 03/30/21	1,000,000	1,021,511
3.40%, 05/01/26	500,000	517,479
Credit Suisse Group Funding Guernsey Ltd.
3.45%, 04/16/21 (c)	500,000	511,535
First Tennessee Bank NA
2.95%, 12/01/19 (b)	250,000	251,109
Security Rate, Maturity Date	Face Amount ($)	Value ($)
HSBC Holdings PLC
5.10%, 04/05/21	750,000	838,104
4.30%, 03/08/26	500,000	538,788
ING Bank NV
1.80%, 03/16/18 (c)	1,000,000	1,005,151
JPMorgan Chase & Co.
2.40%, 06/07/21 (b)	1,000,000	1,016,673
3.13%, 01/23/25 (b)(h)	1,000,000	1,029,407
3.30%, 04/01/26 (b)	1,000,000	1,038,695
Lloyds Bank PLC
1.75%, 05/14/18	500,000	499,886
Morgan Stanley
5.63%, 09/23/19	500,000	556,447
2.50%, 04/21/21	1,000,000	1,015,488
5.50%, 07/28/21	1,000,000	1,147,709
Sumitomo Mitsui Banking Corp.
2.05%, 01/18/19	750,000	756,534
Svenska Handelsbanken AB
2.40%, 10/01/20	100,000	102,623
Synchrony Financial
4.50%, 07/23/25 (b)	600,000	634,817
The Goldman Sachs Group, Inc.
2.63%, 04/25/21 (b)	1,500,000	1,529,178
Wells Fargo & Co.
2.50%, 03/04/21	1,000,000	1,024,925
Wells Fargo Bank NA
1.75%, 05/24/19	1,000,000	1,010,730
		22,019,766
Brokerage 0.1%
Nomura Holdings, Inc.
2.75%, 03/19/19	250,000	255,825
Finance Company 0.3%
Air Lease Corp.
2.13%, 01/15/18	1,000,000	1,003,480
Insurance 0.7%
Allied World Assurance Co. Holdings Ltd.
4.35%, 10/29/25 (b)	1,000,000	1,037,989
Cigna Corp.
4.00%, 02/15/22 (b)	500,000	541,110
Principal Financial Group, Inc.
8.88%, 05/15/19	500,000	591,682
Prudential Financial, Inc.
4.50%, 11/15/20	500,000	552,177
		2,722,958
Real Estate Investment Trust 0.4%
HCP, Inc.
3.40%, 02/01/25 (b)	250,000	247,052
Kimco Realty Corp.
3.20%, 05/01/21 (b)	250,000	260,166
Prologis LP
3.75%, 11/01/25 (b)	500,000	541,533
Ventas Realty LP
3.50%, 02/01/25 (b)	250,000	259,681
		1,308,432
		27,310,461

See financial notes    31

Schwab Intermediate-Term Bond Fund
Portfolio Holdings continued
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Industrial 11.6%
Basic Industry 0.6%
Airgas, Inc.
3.05%, 08/01/20 (b)	500,000	518,918
Albemarle Corp.
4.50%, 12/15/20 (b)	350,000	377,828
Barrick Gold Corp.
4.10%, 05/01/23	1,000,000	1,078,108
Barrick North America Finance LLC
4.40%, 05/30/21	98,000	107,273
The Dow Chemical Co.
4.25%, 11/15/20 (b)	155,000	168,613
		2,250,740
Capital Goods 0.7%
Fortive Corp.
3.15%, 06/15/26 (b)(c)	1,000,000	1,043,880
Packaging Corp. of America
3.65%, 09/15/24 (b)	350,000	365,079
Vulcan Materials Co.
7.50%, 06/15/21	850,000	1,045,500
		2,454,459
Communications 2.0%
American Tower Corp.
3.30%, 02/15/21 (b)	750,000	784,659
AT&T, Inc.
2.38%, 11/27/18 (h)	200,000	204,252
5.20%, 03/15/20	250,000	278,842
5.00%, 03/01/21	350,000	393,937
3.00%, 06/23/22 (b)	500,000	516,242
Charter Communications Operating LLC/Charter Communications Operating Capital
4.46%, 07/23/22 (b)(c)	250,000	271,623
Comcast Corp.
5.88%, 02/15/18	400,000	427,389
Crown Castle International Corp.
4.88%, 04/15/22	800,000	891,920
Electronic Arts, Inc.
3.70%, 03/01/21 (b)	700,000	740,751
Grupo Televisa S.A.B.
6.00%, 05/15/18	500,000	537,045
Omnicom Group, Inc.
3.63%, 05/01/22	1,000,000	1,064,624
3.60%, 04/15/26 (b)	500,000	533,701
Verizon Communications, Inc.
3.50%, 11/01/24 (b)	250,000	268,748
Viacom, Inc.
4.50%, 03/01/21	250,000	273,003
		7,186,736
Consumer Cyclical 1.1%
CVS Health Corp.
3.38%, 08/12/24 (b)	500,000	532,422
Ford Motor Credit Co., LLC
1.60%, 01/09/18 (a)	1,000,000	1,002,433
2.02%, 05/03/19	400,000	402,520
General Motors Financial Co., Inc.
3.20%, 07/06/21 (b)	500,000	508,722
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Macy's Retail Holdings, Inc.
4.38%, 09/01/23 (b)	250,000	264,648
Under Armour, Inc.
3.25%, 06/15/26 (b)	300,000	304,449
Visa, Inc.
2.20%, 12/14/20 (b)	1,000,000	1,030,245
		4,045,439
Consumer Non-Cyclical 2.7%
AbbVie, Inc.
3.20%, 11/06/22 (b)	500,000	523,559
Altria Group, Inc.
4.75%, 05/05/21	500,000	568,715
Anheuser-Busch InBev Finance, Inc.
2.65%, 02/01/21 (b)	500,000	516,137
3.70%, 02/01/24	250,000	271,923
AstraZeneca PLC
2.38%, 11/16/20	250,000	257,583
Biogen, Inc.
4.05%, 09/15/25 (b)	500,000	545,352
Celgene Corp.
3.55%, 08/15/22	500,000	533,039
Express Scripts Holding Co.
3.40%, 03/01/27 (b)	500,000	506,712
Gilead Sciences, Inc.
2.35%, 02/01/20	500,000	515,379
Kraft Heinz Foods Co.
2.00%, 07/02/18	750,000	759,606
3.50%, 07/15/22 (b)	750,000	802,475
Molson Coors Brewing Co.
2.10%, 07/15/21 (b)	250,000	252,089
3.00%, 07/15/26 (b)	500,000	507,430
Newell Brands, Inc.
5.00%, 11/15/23 (b)(c)	800,000	851,720
Philip Morris International, Inc.
4.50%, 03/26/20	500,000	550,838
Quest Diagnostics, Inc.
3.45%, 06/01/26 (b)	500,000	520,789
The JM Smucker Co.
2.50%, 03/15/20	500,000	513,090
The Kroger Co.
2.00%, 01/15/19	750,000	760,888
		9,757,324
Energy 2.2%
Apache Corp.
3.25%, 04/15/22 (b)	250,000	257,153
Enbridge Energy Partners LP
4.38%, 10/15/20 (b)	1,000,000	1,043,563
Energy Transfer Partners LP
4.15%, 10/01/20 (b)	600,000	630,336
Enterprise Products Operating LLC
2.85%, 04/15/21 (b)	1,000,000	1,035,229
EOG Resources, Inc.
4.10%, 02/01/21	500,000	541,370
Exxon Mobil Corp.
2.22%, 03/01/21 (b)	500,000	513,830
Occidental Petroleum Corp.
3.40%, 04/15/26 (b)	500,000	529,589
Schlumberger Investment SA
3.65%, 12/01/23 (b)	500,000	545,134

32    See financial notes

Schwab Intermediate-Term Bond Fund
Portfolio Holdings continued
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Shell International Finance BV
2.25%, 11/10/20	1,000,000	1,023,557
Suncor Energy, Inc.
6.10%, 06/01/18	500,000	537,339
3.60%, 12/01/24 (b)	500,000	529,369
Sunoco Logistics Partners Operations LP
3.90%, 07/15/26 (b)	500,000	505,159
		7,691,628
Technology 1.8%
Diamond 1 Finance Corp./Diamond 2 Finance Corp.
3.48%, 06/01/19 (c)	250,000	257,420
6.02%, 06/15/26 (b)(c)	1,000,000	1,071,877
Hewlett Packard Enterprise Co.
2.85%, 10/05/18 (c)	1,000,000	1,019,796
3.60%, 10/15/20 (b)(c)	250,000	262,043
4.90%, 10/15/25 (b)(c)	500,000	535,442
NetApp, Inc.
3.38%, 06/15/21 (b)	500,000	521,164
Seagate HDD Cayman
3.75%, 11/15/18	500,000	512,188
4.75%, 01/01/25	1,250,000	1,157,456
Texas Instruments, Inc.
1.85%, 05/15/22 (b)	1,000,000	996,877
		6,334,263
Transportation 0.5%
American Airlines 2016-2 Class AA Pass-Through Trust
3.20%, 12/15/29	200,000	208,750
Southwest Airlines Co.
2.65%, 11/05/20 (b)	1,000,000	1,029,115
United Airlines 2016-1 Class AA Pass-Through Trust
3.10%, 07/07/28	500,000	518,125
		1,755,990
		41,476,579
Utilities 1.2%
Electric 1.1%
Dominion Resources, Inc.
6.40%, 06/15/18 (h)	500,000	542,156
Duke Energy Corp.
5.05%, 09/15/19 (h)	750,000	826,088
Exelon Generation Co., LLC
4.00%, 10/01/20 (b)	500,000	533,737
Oncor Electric Delivery Co., LLC
2.15%, 06/01/19 (b)	150,000	152,008
PPL Capital Funding, Inc.
3.50%, 12/01/22 (b)	1,000,000	1,062,677
PPL Electric Utilities Corp.
2.50%, 09/01/22 (b)	100,000	102,269
WEC Energy Group, Inc.
2.45%, 06/15/20 (b)	500,000	511,361
Xcel Energy, Inc.
2.40%, 03/15/21 (b)	150,000	154,296
		3,884,592
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Natural Gas 0.1%
ONE Gas, Inc.
2.07%, 02/01/19 (b)	100,000	101,547
Sempra Energy
2.88%, 10/01/22 (b)	150,000	155,345
		256,892
		4,141,484
Total Corporate Bonds
(Cost $70,830,130)		72,928,524

Mortgage-Backed Securities 37.3% of net assets
Collateralized Mortgage Obligations 1.2%
Banc of America Funding 2005-E Trust
Series 05-E Class 5A1
3.17%, 05/20/35 (a)(b)	28,484	28,232
CHL Mortgage Pass-Through Trust
Series 04-HYB2 Class 6A
2.71%, 07/20/34 (a)(b)	267,026	257,788
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-23 Class 7A1
5.00%, 09/25/18 (b)(h)	284,527	286,270
Fannie Mae REMICs
Series 2004-W6 Class 3A4
6.50%, 07/25/34 (b)	993,556	1,019,351
Ginnie Mae
Series 2008-38 Class BE
5.00%, 07/16/36 (b)	19,162	19,789
Series 2011-37 Class KL
2.50%, 04/20/38 (b)	77,608	78,071
Series 2010-114 Class NJ
3.00%, 04/20/38 (b)	188,879	191,757
MASTR Adjustable Rate Mortgages Trust
Series 04-4 Class 4A1
2.92%, 05/25/34 (a)(b)	102,303	100,037
MASTR Asset Securitization Trust
Series 2003-10 Class 3A1
5.50%, 11/25/33 (b)(h)	139,412	142,188
Mellon Residential Funding Corp.
Series 00-TBC2 Class A1
0.99%, 06/15/30 (a)(b)	74,424	71,062
Merrill Lynch Mortgage Investors Trust
Series 04-B Class A1
1.02%, 05/25/29 (a)(b)	734,137	717,633
Residential Accredit Loans, Inc.
Series 2002-QS18 Class A1
5.50%, 12/25/17 (b)(h)	264,365	263,886
Sequoia Mortgage Trust
Series 2012-2 Class A2
3.50%, 03/25/42 (b)(h)	23,354	23,379
Series 2013-1 Class 2A1
1.86%, 02/25/43 (b)	13,589	13,116
Series 2013-2 Class 2A
1.87%, 02/25/43 (b)	653,037	640,574
Series 2013-5 Class A1
2.50%, 05/25/43 (b)(c)	254,008	253,746
WAMU Mortgage Pass-Through Certificates
Series 05-AR9 Class A1A
1.16%, 07/25/45 (a)(b)	229,391	218,237
		4,325,116

See financial notes    33

Schwab Intermediate-Term Bond Fund
Portfolio Holdings continued
Security Rate, Maturity Date	Face Amount ($)	Value ($)
TBA Securities 8.2%
Fannie Mae TBA
2.00%, 09/01/31 (b)(g)	500,000	506,289
3.00%, 09/01/31 to 10/01/46 (b)(g)	3,000,000	3,124,219
3.50%, 09/01/46 (b)(g)	4,500,000	4,742,402
4.00%, 09/01/46 (b)(g)	4,000,000	4,285,313
Freddie Mac TBA
2.50%, 09/01/31 (b)(g)	2,000,000	2,067,422
3.00%, 09/01/31 to 09/01/46 (b)(g)	2,000,000	2,090,860
3.50%, 09/01/31 (b)(g)	500,000	528,799
3.50%, 09/01/46 (b)(g)	2,500,000	2,632,910
4.00%, 09/01/46 (b)(g)	1,500,000	1,605,351
Ginnie Mae TBA
3.00%, 09/01/46 (b)(g)	2,500,000	2,618,789
3.50%, 09/01/46 (b)(g)	2,500,000	2,653,711
4.00%, 09/01/46 (b)(g)	2,000,000	2,137,617
		28,993,682
U.S. Government Agency Mortgages 27.9%
Fannie Mae
7.00%, 11/15/16 to 01/01/35 (b)	245,410	286,309
6.00%, 06/01/17 to 12/01/35 (b)	930,906	1,053,249
6.50%, 11/01/17 to 09/01/22 (b)	181,971	203,781
4.50%, 03/01/18 to 09/01/41 (b)	1,872,416	1,997,937
6.00%, 10/01/19 to 05/01/21 (b)(h)	108,199	123,798
6.50%, 07/01/21 (b)(h)	11,296	12,994
5.50%, 10/01/22 (b)(h)	197,614	222,174
5.50%, 01/01/23 to 12/01/33 (b)	840,567	947,614
5.00%, 09/01/23 to 05/01/40 (b)	1,619,889	1,818,705
2.68%, 02/01/25 (b)	38,000	39,287
3.00%, 01/01/26 to 09/01/46 (b)	10,222,115	10,669,055
3.50%, 04/01/26 to 12/01/45 (b)	9,064,572	9,605,361
2.50%, 07/01/27 to 02/01/43 (b)	3,634,291	3,746,533
4.00%, 04/01/32 to 02/01/42 (b)	710,056	770,504
5.49%, 08/01/32 to 12/01/32 (b)	397,584	422,630
5.45%, 06/01/33 to 07/01/33 (b)	77,451	80,144
3.06%, 06/01/40 (a)(b)	1,550,793	1,639,159
4.00%, 09/01/40 (b)(h)	3,506,349	3,792,373
Fannie Mae REMICs
Series 2004-29 Class GA
3.50%, 05/25/19 (b)	19,954	20,074
Series 1990-8 Class G
6.00%, 01/25/20 (b)	34,662	36,201
Series 2011-9 Class HC
3.25%, 03/25/24 (b)	158,478	159,696
Series 2010-75 Class NA
4.00%, 09/25/28 (b)	18,922	19,036
Series 3866 Class TB
3.50%, 10/15/28 (b)	82,532	83,385
Series 2011-69 Class EA
3.00%, 11/25/29 (b)	80,831	81,413
Series 2006-114 Class HD
5.50%, 10/25/35 (b)	29,840	29,893
Series 2011-77 Class A
3.50%, 08/25/36 (b)	44,336	44,388
Series 2010-29 Class PA
4.50%, 10/25/38 (b)	140,500	141,603
Freddie Mac
4.50%, 10/01/18 to 11/01/41 (b)	4,983,190	5,459,521
4.00%, 07/01/19 to 01/01/44 (b)	3,704,001	4,025,046
6.50%, 07/01/19 to 02/01/21 (b)(h)	45,200	50,136
6.00%, 08/01/22 to 05/01/27 (b)	249,777	288,018
Security Rate, Maturity Date	Face Amount ($)	Value ($)
6.50%, 08/01/22 to 04/01/26 (b)	76,319	86,503
5.50%, 02/01/23 to 07/01/35 (b)	406,885	454,904
5.00%, 01/01/24 to 10/01/43 (b)	1,149,161	1,270,842
2.50%, 07/01/28 to 05/01/33 (b)	494,173	511,258
3.00%, 09/01/28 to 09/01/46 (b)	6,031,633	6,284,220
3.50%, 04/01/33 to 06/01/45 (b)	6,451,193	6,817,394
5.50%, 06/01/33 (b)(h)	674,695	765,780
Freddie Mac REMICs
Series 3649 Class EA
2.25%, 12/15/18 (b)	44,042	44,324
3.00%, 08/15/19 (b)	17,517	17,511
Series 2922 Class JA
4.50%, 02/15/20 (b)	34,033	34,354
Series 2704 Class JF
1.06%, 05/15/23 (a)(b)	5,690	5,693
3.50%, 11/15/25 (b)	197,008	198,094
Series 3745 Class DW
6.00%, 01/15/28 (b)	24,177	24,233
Series 3749 Class A
3.50%, 07/15/28 (b)	84,932	85,850
Series 3762 Class GM
3.50%, 08/15/28 (b)	34,867	35,376
Series 3747 Class HK
2.50%, 07/15/37 (b)	560,861	566,722
Series 3874 Class PD
3.00%, 06/15/38 (b)	408,478	410,677
Ginnie Mae
6.00%, 03/15/17 to 03/15/38 (b)	25,518	29,043
9.50%, 03/20/17 to 05/20/20 (b)	1,699	1,775
5.00%, 12/15/17 to 08/15/40 (b)	4,138,878	4,681,654
5.50%, 06/15/18 to 08/20/40 (b)	3,018,255	3,453,794
10.00%, 07/20/18 to 06/20/19 (b)	507	513
4.00%, 08/15/18 to 03/20/46 (b)	4,013,960	4,297,481
4.50%, 11/15/18 to 10/15/43 (b)	2,743,607	3,018,201
8.50%, 06/15/21 to 10/20/26 (b)	1,118	1,140
7.50%, 03/15/22 to 10/15/25 (b)	2,131	2,204
6.50%, 10/15/23 to 10/15/38 (b)	18,489	21,532
8.00%, 06/20/24 to 07/15/27 (b)	1,848	1,986
3.00%, 02/15/26 to 07/20/46 (b)	5,033,161	5,283,588
3.50%, 01/20/27 to 06/20/46 (b)	5,663,804	6,055,216
2.50%, 06/15/27 (b)	228,798	238,077
2.00%, 07/20/28 (b)	17,112	17,449
7.00%, 04/15/31 (b)	5,355	6,006
5.50%, 06/15/34 (b)(h)	1,265,973	1,454,036
5.00%, 10/15/34 (b)(h)	1,187,908	1,342,866
3.50%, 04/20/46 (b)(h)	3,688,620	3,919,805
		99,310,118
Total Mortgage-Backed Securities
(Cost $129,056,763)		132,628,916

Commercial Mortgage-Backed Securities 2.1% of net assets
Bear Stearns Commercial Mortgage Securities
Series 2006-T24 Class A4
5.54%, 10/12/41 (b)	24,298	24,278
Series 2007-T28 Class A4
5.74%, 09/11/42 (a)(b)	355,460	366,692
Credit Suisse Commercial Mortgage Trust Series 2007-C2
Series 2007-C2 Class A3
5.54%, 01/15/49 (b)	1,272,255	1,279,357

34    See financial notes

Schwab Intermediate-Term Bond Fund
Portfolio Holdings continued
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Fannie Mae-ACES
Series 2011-M5 Class A2
2.94%, 07/25/21 (b)	250,000	264,085
Series 2012-M14 Class AB1
1.23%, 09/25/22 (b)	64,638	64,759
Series 2014-M5 Class FA
0.82%, 01/25/17 (a)(b)	24,199	24,185
Series 2014-M6 Class A2
2.68%, 05/25/21 (b)	500,000	522,664
Freddie Mac Multifamily Structured Pass-Through Certificates
Series K012 Class A2
4.19%, 12/25/20 (a)(b)	74,000	81,612
Series K014 Class A1
2.79%, 10/25/20 (b)	188,944	193,427
Series K026 Class A2
2.51%, 11/25/22 (b)	650,000	679,255
Series K027 Class A2
2.64%, 01/25/23 (b)	110,000	115,759
Series K501 Class A2
1.66%, 11/25/16 (b)	47,288	47,260
Series K714 Class A2
3.03%, 10/25/20 (b)	154,000	162,916
Ginnie Mae
Series 2012-55 Class A
1.70%, 08/16/33 (b)	127,254	127,364
Series 2013-55 Class A
1.32%, 05/16/34 (b)	165,850	165,179
Greenwich Capital Commercial Funding Corp.
Series 2007-GG9 Class A4
5.44%, 03/10/39 (b)(h)	756,781	761,122
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-C13 Class A1
1.30%, 01/15/46 (b)	121,175	121,182
LB Commercial Mortgage Trust
Series 2007-C3 Class A1A
6.07%, 07/15/44 (a)(b)	615,371	632,140
Morgan Stanley Capital I Trust
Series 2012-C4 Class A2
2.11%, 03/15/45 (b)	233,034	233,426
Wells Fargo Commercial Mortgage Trust
Series 2016-C32 Class A4
3.56%, 01/15/59 (b)	1,500,000	1,642,794
Total Commercial Mortgage-Backed Securities
(Cost $7,340,525)		7,509,456

U.S. Government and Government Agencies 38.3% of net assets
U.S. Treasury Obligations 38.3%
U.S. Treasury Notes
0.75%, 10/31/17 (h)	8,500,000	8,504,479
0.75%, 12/31/17 (h)	3,000,000	3,000,819
0.88%, 01/15/18	3,500,000	3,506,835
0.75%, 03/31/18 (h)	1,500,000	1,499,708
1.50%, 08/31/18	2,000,000	2,027,266
1.25%, 10/31/18 (h)	4,500,000	4,540,342
3.75%, 11/15/18 (h)	4,000,000	4,256,016
1.38%, 11/30/18	1,000,000	1,012,012
1.25%, 12/15/18	3,000,000	3,027,480
1.13%, 01/15/19	2,500,000	2,515,820
0.75%, 02/15/19 (h)	4,000,000	3,989,608
1.50%, 02/28/19	3,000,000	3,047,694
1.00%, 03/15/19	1,750,000	1,756,221
Security Rate, Maturity Date	Face Amount ($)	Value ($)
1.63%, 03/31/19	3,000,000	3,057,597
1.25%, 04/30/19	2,250,000	2,272,721
0.88%, 05/15/19	2,000,000	1,999,960
1.50%, 05/31/19	1,500,000	1,524,843
0.88%, 06/15/19	5,000,000	4,996,975
1.00%, 06/30/19	1,250,000	1,253,711
1.63%, 06/30/19	1,500,000	1,530,440
1.00%, 08/31/19	1,500,000	1,503,545
1.75%, 09/30/19 (h)	10,000,000	10,244,730
1.50%, 11/30/19 (h)	6,000,000	6,100,662
2.38%, 12/31/20 (h)	1,000,000	1,051,777
1.13%, 02/28/21	1,300,000	1,298,476
1.25%, 03/31/21	1,750,000	1,756,050
2.25%, 04/30/21	1,000,000	1,048,516
1.38%, 05/31/21 (h)	2,000,000	2,018,204
2.13%, 09/30/21	250,000	260,977
1.50%, 01/31/22 (h)	3,000,000	3,035,040
1.75%, 02/28/22 (h)	4,000,000	4,098,048
1.75%, 03/31/22 (h)	2,000,000	2,048,124
1.75%, 04/30/22	2,000,000	2,047,852
2.00%, 07/31/22	3,500,000	3,632,482
1.63%, 08/15/22 (h)	2,000,000	2,033,984
1.88%, 08/31/22	600,000	618,305
1.75%, 09/30/22	2,000,000	2,046,016
1.88%, 10/31/22	2,000,000	2,060,586
1.63%, 11/15/22	2,400,000	2,437,032
2.00%, 11/30/22	700,000	726,168
2.13%, 12/31/22	3,200,000	3,342,499
2.00%, 02/15/23	2,500,000	2,594,288
1.50%, 02/28/23	600,000	603,703
1.50%, 03/31/23	3,500,000	3,519,617
1.75%, 05/15/23	3,000,000	3,064,746
1.38%, 06/30/23	6,050,000	6,030,265
1.38%, 08/31/23	1,000,000	995,743
1.63%, 05/15/26	3,700,000	3,714,596
1.50%, 08/15/26	3,000,000	2,981,016
Total U.S. Government and Government Agencies
(Cost $134,793,682)		136,233,594

Foreign Government Securities 4.1% of net assets
Foreign Agencies 1.3%
Germany 0.6%
Kreditanstalt Fuer Wiederaufbau
1.50%, 02/06/19 (d)	1,000,000	1,009,967
4.00%, 01/27/20 (d)	1,000,000	1,091,592
		2,101,559
Norway 0.6%
Statoil A.S.A.
3.13%, 08/17/17	500,000	509,277
2.65%, 01/15/24	1,500,000	1,538,394
		2,047,671
Republic of Korea 0.1%
Korea Development Bank
3.75%, 01/22/24	500,000	554,866
		4,704,096

See financial notes    35

Schwab Intermediate-Term Bond Fund
Portfolio Holdings continued
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Foreign Local Government 0.2%
Canada 0.2%
Province of British Columbia
2.25%, 06/02/26	500,000	512,425
Sovereign 1.1%
Chile 0.1%
Republic of Chile
2.25%, 10/30/22	250,000	255,625
Colombia 0.1%
Republic of Colombia
4.50%, 01/28/26 (b)	500,000	546,875
Italy 0.1%
Republic of Italy
5.38%, 06/12/17	250,000	258,343
Mexico 0.5%
United Mexican States
5.13%, 01/15/20	500,000	559,250
3.63%, 03/15/22	250,000	267,188
4.13%, 01/21/26	750,000	824,062
		1,650,500
Panama 0.0%
Republic of Panama
3.75%, 03/16/25 (b)	100,000	108,500
Philippines 0.0%
Republic of the Philippines
4.20%, 01/21/24	150,000	172,334
Poland 0.2%
Republic of Poland
6.38%, 07/15/19	500,000	567,625
Turkey 0.1%
Republic of Turkey
3.25%, 03/23/23	300,000	285,751
		3,845,553
Supranational* 1.5%
European Investment Bank
1.00%, 06/15/18	1,000,000	1,000,119
4.00%, 02/16/21	750,000	833,879
Inter-American Development Bank
3.88%, 09/17/19	500,000	539,902
International Bank for Reconstruction & Development
1.00%, 06/15/18	1,000,000	1,001,506
Security Rate, Maturity Date	Face Amount ($)	Value ($)
International Finance Corp.
1.75%, 09/04/18	1,600,000	1,624,501
1.75%, 09/16/19	150,000	152,739
1.13%, 07/20/21	250,000	247,648
		5,400,294
Total Foreign Government Securities
(Cost $14,040,063)		14,462,368

Security	Number of Shares	Value ($)
Other Investment Company 1.1% of net assets
Money Market Fund 1.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.26% (e)	3,796,174	3,796,174
Total Other Investment Company
(Cost $3,796,174)		3,796,174

Issuer Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 5.3% of net assets
U.S. Government Agency Security 5.3%
Federal Home Loan Bank
0.27%, 09/19/16 (f)(h)	19,000,000	18,997,625
Total Short-Term Investment
(Cost $18,997,435)		18,997,625

End of Investments.

At 08/31/16, the tax basis cost of the fund's investments was $378,896,403 and the unrealized appreciation and depreciation were $7,844,129 and ($183,875), respectively, with a net unrealized appreciation of $7,660,254.

36    See financial notes

Schwab Intermediate-Term Bond Fund
Portfolio Holdings continued
In addition to the above, the fund has entered into the following TBA Sale Commitments at 08/31/16:
Security Rate, Maturity Dates	Face Amount ($)	Value ($)
TBA Sale Commitments 1.6% of net assets
U.S. Government Agency Mortgages (1.6%)
Ginnie Mae TBA
5.00%, 09/01/46 (b)(g)	(3,000,000)	(3,333,750)
5.50%, 09/01/46 (b)(g)	(2,000,000)	(2,248,750)
Total TBA Sale Commitments
(Proceeds $5,569,414)		(5,582,500)
*	Supranational bonds represent the debt of international organizations or institutions such as the World Bank, the International Monetary Fund, regional multilateral development banks and others.
(a)	Variable-rate security.
(b)	The effective maturity may be shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or as the result of embedded demand features (puts or calls).
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $7,084,233 or 2.0% of net assets.
(d)	Guaranteed by the Republic of Germany.
(e)	The rate shown is the 7-day yield.
(f)	The rate shown is the purchase yield.
(g)	Security or a portion of the security purchased on a delayed-delivery or when-issued basis.
(h)	All or a portion of this security is designated as collateral for delayed-delivery securities.

ACES —	Alternate Credit Enhancement Securities
REMIC —	Real Estate Mortgage Investment Conduit
TBA —	To-be-announced

The following is a summary of the inputs used to value the fund's investments as of August 31, 2016 (see financial note 2(a) for additional information):
Assets Valuation Input
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Corporate Bonds[1]	$—	$72,928,524	$—	$72,928,524
Mortgage-Backed Securities[1]	—	132,628,916	—	132,628,916
Commercial Mortgage-Backed Securities	—	7,509,456	—	7,509,456
U.S. Government and Government Agencies[1]	—	136,233,594	—	136,233,594
Foreign Government Securities[1]	—	14,462,368	—	14,462,368
Other Investment Company[1]	3,796,174	—	—	3,796,174
Short-Term Investment[1]	—	18,997,625	—	18,997,625
Total	$3,796,174	$382,760,483	$—	$386,556,657
See financial notes    37

Schwab Intermediate-Term Bond Fund
Portfolio Holdings continued
Liabilities Valuation Input Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Other Financial Instruments
TBA Sale Commitments[1]	$—	($5,582,500)	$—	($5,582,500)
[1]	As categorized in Portfolio Holdings.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended August 31, 2016.
38    See financial notes

Schwab Intermediate-Term Bond Fund
Statement of
Assets and Liabilities
As of August 31, 2016
Assets
Investments, at value (cost $378,854,772)		$386,556,657
Receivables:
Investments sold		14,042,815
Interest		1,610,137
Fund shares sold		395,332
Dividends		619
TBA sale commitment		5,569,414
Prepaid expenses	+	22,661
Total assets		408,197,635
Liabilities
TBA sale commitments, at value (proceeds $5,569,414)		5,582,500
Payables:
Investments bought		11,007,173
Investments bought - Delayed-delivery		35,405,679
Investment adviser and administrator fees		90,290
Shareholder service fees		24,662
Distributions to shareholders		172,002
Fund shares redeemed		80,021
Interest for TBA sale commitments		14,444
Accrued expenses	+	82,042
Total liabilities		52,458,813
Net Assets
Total assets		408,197,635
Total liabilities	–	52,458,813
Net assets		$355,738,822
Net Assets by Source
Capital received from investors		345,804,395
Net investment income not yet distributed		11,905
Net realized capital gains		2,233,723
Net unrealized capital appreciation		7,688,799

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$355,738,822		34,345,665		$10.36

See financial notes    39

Schwab Intermediate-Term Bond Fund
Statement of
Operations
For the period September 1, 2015 through August 31, 2016
Investment Income
Interest		$7,252,727*
Dividends	+	17,479
Total investment income		7,270,206
Expenses
Investment adviser and administrator fees		1,044,043
Shareholder service fees		862,094
Portfolio accounting fees		92,218
Professional fees		55,409
Settlement and interest expense		38,376*
Custodian fees		38,175
Registration fees		28,628
Shareholder reports		27,765
Transfer agent fees		27,047
Independent trustees' fees		12,834
Proxy fees		8,153
Other expenses	+	7,608
Total expenses		2,242,350
Expense reduction by CSIM and its affiliates	–	629,756
Net expenses	–	1,612,594
Net investment income		5,657,612
Realized and Unrealized Gains (Losses)
Net realized gains on investments		3,401,871
Net realized losses on TBA sale commitments	+	(111,527)
Net realized gains		3,290,344
Net change in unrealized appreciation (depreciation) on investments		3,983,776
Net change in unrealized appreciation (depreciation) on TBA sale commitments	+	(7,969)
Net change in unrealized appreciation (depreciation)	+	3,975,807
Net realized and unrealized gains		7,266,151
Increase in net assets resulting from operations		$12,923,763
*	Includes $40,602 in interest income and $38,252 in interest expense related to charges on agency mortgage-backed securities not received or delivered on a timely basis (see financial note 2f).
40    See financial notes

Schwab Intermediate-Term Bond Fund
Statement of
Changes in Net Assets
For the current and prior report periods
Operations
	9/1/15-8/31/16		9/1/14-8/31/15
Net investment income		$5,657,612	$6,024,277
Net realized gains		3,290,344	1,657,198
Net change in unrealized appreciation (depreciation)	+	3,975,807	(2,509,074)
Increase in net assets from operations		12,923,763	5,172,401
Distributions to Shareholders
Distributions from net investment income		(6,461,960)	(6,945,699)
Distributions from net realized gains	+	(760,892)	(501,356)
Total distributions		($7,222,852)	($7,447,055)

Transactions in Fund Shares
		9/1/15-8/31/16		9/1/14-8/31/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		8,071,626	$82,672,373	8,925,528	$91,587,662
Shares reinvested		475,232	4,867,567	485,302	4,980,137
Shares redeemed	+	(8,060,273)	(82,468,312)	(11,621,308)	(119,176,107)
Net transactions in fund shares		486,585	$5,071,628	(2,210,478)	($22,608,308)
Shares Outstanding and Net Assets
		9/1/15-8/31/16		9/1/14-8/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		33,859,080	$344,966,283	36,069,558	$369,849,245
Total increase (decrease)	+	486,585	10,772,539	(2,210,478)	(24,882,962)
End of period		34,345,665	$355,738,822	33,859,080	$344,966,283
Distributions in excess of net investment income / Net investment income not yet distributed			$11,905		($166,812)
See financial notes    41

Schwab Total Bond Market Fund
Financial Statements
Financial Highlights
	9/1/15– 8/31/16	9/1/14– 8/31/15	9/1/13– 8/31/14	9/1/12– 8/31/13	9/1/11– 8/31/12
Per-Share Data
Net asset value at beginning of period	$9.46	$9.55	$9.26	$9.76	$9.51
Income (loss) from investment operations:
Net investment income (loss)	0.20 [1]	0.19 [1]	0.21	0.20	0.25
Net realized and unrealized gains (losses)	0.33	(0.07)	0.30	(0.47)	0.26
Total from investment operations	0.53	0.12	0.51	(0.27)	0.51
Less distributions:
Distributions from net investment income	(0.21)	(0.21)	(0.22)	(0.23)	(0.26)
Net asset value at end of period	$9.78	$9.46	$9.55	$9.26	$9.76
Total return	5.69%	1.25%	5.56%	(2.85%)	5.46%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.29%	0.29%	0.29%	0.29%	0.29%
Gross operating expenses	0.54%	0.54%	0.55%	0.56%	0.56%
Net investment income (loss)	2.06%	2.03%	2.18%	2.10%	2.58%
Portfolio turnover rate[2]	92%	82% [3]	93%	165%	160%
Net assets, end of period (x 1,000,000)	$1,406	$1,273	$1,021	$885	$957

1
Calculated based on the average shares outstanding during the period.
2
Includes to-be-announced (TBA) transactions (if any). See financial note 2.
3
Revised methodology adopted as of August 31, 2015. For comparison purposes, portfolio turnover rate would have been 108% using previous methodology.
42    See financial notes

Schwab Total Bond Market Fund
Portfolio Holdings  as of August 31, 2016
This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.csimfunds.com/schwabfunds_prospectus.
For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date. The maturity date shown for all the securities is the final legal maturity.
Holdings by Category		Cost ($)	Value ($)
27.6%	Mortgage-Backed Securities	377,128,674	387,797,836
25.8%	Corporate Bonds	343,278,657	363,281,039
38.5%	U.S. Government and Government Agencies	517,713,885	541,367,002
1.7%	Commercial Mortgage-Backed Securities	22,592,057	23,431,079
0.5%	Asset-Backed Obligations	6,441,521	6,546,354
4.6%	Foreign Government Securities	62,546,600	64,935,876
0.9%	Municipal Bonds	11,053,672	12,884,057
1.5%	Other Investment Companies	21,885,949	21,885,949
4.5%	Short-Term Investments	63,241,274	63,241,676
105.6%	Total Investments	1,425,882,289	1,485,370,868
(5.6%)	Other Assets and Liabilities, Net		(79,162,163)
100.0%	Net Assets		1,406,208,705

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Mortgage-Backed Securities 27.6% of net assets
TBA Securities 5.2%
Fannie Mae TBA
2.00%, 09/01/31 (b)(h)	1,000,000	1,012,578
2.50%, 09/01/31 (b)(h)	3,000,000	3,100,078
3.00%, 09/01/31 to 10/01/46 (b)(h)	10,000,000	10,425,468
3.50%, 09/01/31 to 09/01/46 (b)(h)	8,000,000	8,433,067
4.00%, 09/01/46 (b)(h)	1,500,000	1,606,992
4.50%, 09/01/46 (b)(h)	500,000	546,250
Freddie Mac TBA
2.00%, 09/01/31 (b)(h)	500,000	506,445
2.50%, 09/01/31 (b)(h)	3,500,000	3,617,988
3.00%, 09/01/31 to 09/01/46 (b)(h)	6,500,000	6,765,645
3.50%, 09/01/31 (b)(h)	2,000,000	2,115,195
3.50%, 09/01/46 (b)(h)	8,500,000	8,951,894
4.00%, 09/01/46 (b)(h)	1,500,000	1,605,352
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Ginnie Mae TBA
2.50%, 09/01/46 (b)(h)	500,000	509,785
3.00%, 09/01/46 (b)(h)	7,500,000	7,857,461
3.50%, 09/01/46 (b)(h)	7,500,000	7,961,133
4.00%, 09/01/46 (b)(h)	5,000,000	5,344,043
4.50%, 09/01/46 (b)(h)	2,000,000	2,155,625
		72,514,999
U.S. Government Agency Mortgages 22.4%
Fannie Mae
5.50%, 11/01/16 to 06/01/38 (b)(i)	3,551,028	4,053,470
5.00%, 12/01/17 to 06/01/36 (b)(i)	1,699,484	1,885,861
4.50%, 05/01/18 to 01/01/44 (b)	7,685,243	8,405,469
6.50%, 06/01/18 to 11/01/37 (b)(i)	587,684	676,227
6.50%, 08/01/18 to 11/01/37 (b)	569,882	662,429
5.00%, 05/01/19 to 06/01/42 (b)	4,132,936	4,586,450
5.50%, 05/01/23 to 08/01/40 (b)	592,750	673,468
4.00%, 04/01/24 to 02/01/46 (b)	29,318,503	31,618,185
6.00%, 09/01/24 to 05/01/41 (b)	1,402,595	1,609,687
3.50%, 10/01/25 to 08/01/45 (b)	35,824,819	37,949,804
3.00%, 01/01/26 to 09/01/46 (b)	27,115,448	28,284,616
2.50%, 07/01/27	468,447	484,586
2.50%, 10/01/27 to 02/01/43 (b)	6,568,483	6,795,071
2.50%, 07/01/28 (b)(i)	1,560,155	1,613,909
2.00%, 08/01/28 to 09/01/28 (b)	139,591	142,297
4.50%, 03/01/29 to 04/01/43 (b)(i)	4,475,305	4,930,298
2.56%, 08/01/35 (a)(b)(i)	1,118,122	1,192,705
6.00%, 06/01/36 to 07/01/37 (b)(i)	1,267,361	1,458,881
3.00%, 09/01/36	250,000	262,850
7.00%, 04/01/37 (b)	89,393	105,589
3.00%, 02/01/43 to 07/01/43 (b)(i)	5,610,415	5,840,305
3.50%, 03/01/43 (b)(i)	3,155,956	3,338,992
Freddie Mac
4.50%, 06/01/18 to 09/01/43 (b)	6,546,787	7,209,399
6.00%, 11/01/18 to 10/01/38 (b)(i)	594,928	681,424
5.00%, 01/01/19 to 08/01/39 (b)(i)	1,729,789	1,927,658
4.50%, 08/01/20 to 08/01/41 (b)(i)	1,171,956	1,288,419
5.50%, 08/01/22 to 07/01/40 (b)	987,511	1,107,827
5.00%, 03/01/23 to 08/01/40 (b)	2,346,642	2,601,715
6.00%, 12/01/23 to 02/01/38 (b)	933,188	1,077,409
4.00%, 03/01/24 to 11/01/45 (b)	13,961,827	15,005,198
3.00%, 10/01/26 to 09/01/46 (b)	10,444,344	10,885,702
2.50%, 08/01/27 to 07/01/43 (b)	2,011,817	2,077,605
2.50%, 11/01/27	478,047	495,002
2.00%, 04/01/28 (b)	136,188	138,580
2.50%, 07/01/28 (b)(i)	2,379,687	2,464,024
3.00%, 09/01/28 to 06/01/43 (b)(i)	10,451,704	10,927,951
3.50%, 07/01/32 to 03/01/46 (b)	19,373,548	20,479,887
5.50%, 12/01/34 to 02/01/39 (b)(i)	1,757,464	2,002,748
6.50%, 10/01/36 to 09/01/39 (b)	148,321	176,574
2.61%, 05/01/37 (a)(b)(i)	645,746	674,677
4.00%, 01/01/41 (b)(i)	1,657,396	1,781,540
Ginnie Mae
4.00%, 06/20/20 to 09/20/45 (b)	12,188,875	13,069,694
4.50%, 05/15/24 to 10/20/44 (b)	7,624,363	8,381,852
3.00%, 02/15/26 to 07/20/46 (b)	13,502,293	14,179,294
3.50%, 02/15/26 to 06/20/46 (b)	24,330,778	25,911,388
5.50%, 04/20/26 to 12/20/45 (b)	1,303,934	1,472,213
2.50%, 03/20/27 to 02/15/43 (b)	804,665	833,578
2.00%, 07/20/28 (b)	34,224	34,899
5.00%, 08/15/28 to 07/20/44 (b)	5,002,108	5,604,438
6.00%, 07/20/34 to 08/15/38 (b)	666,997	771,850
6.50%, 10/20/37 (b)	198,407	234,986

See financial notes    43

Schwab Total Bond Market Fund
Portfolio Holdings continued
Security Rate, Maturity Date	Face Amount ($)	Value ($)
5.50%, 03/15/40 (b)(i)	107,552	121,980
3.00%, 10/20/40 to 08/20/44 (a)(b)	582,864	598,373
2.00%, 01/20/41 (a)(b)	51,428	53,214
2.50%, 07/20/42 (a)(b)	58,988	60,481
3.00%, 12/20/42 to 03/15/43 (b)(i)	4,585,986	4,818,742
3.50%, 04/20/43 to 12/20/45 (b)(i)	6,771,099	7,196,933
4.00%, 09/15/43 (b)(i)	1,707,707	1,831,123
3.50%, 10/15/43	500,000	533,311
		315,282,837
Total Mortgage-Backed Securities
(Cost $377,128,674)		387,797,836

Corporate Bonds 25.8% of net assets
Finance 8.0%
Banking 5.6%
American Express Centurion Bank
6.00%, 09/13/17	250,000	262,330
American Express Co.
7.00%, 03/19/18 (i)	300,000	325,355
American Express Credit Corp.
2.25%, 08/15/19	250,000	255,622
2.25%, 05/05/21 (b)	200,000	203,646
Bank of America Corp.
6.88%, 04/25/18	450,000	488,012
5.65%, 05/01/18 (i)	400,000	425,972
2.65%, 04/01/19	750,000	768,340
5.88%, 01/05/21	500,000	576,990
2.63%, 04/19/21	3,500,000	3,570,455
5.00%, 05/13/21	900,000	1,010,852
4.45%, 03/03/26	1,000,000	1,079,017
Bank of America NA
6.00%, 10/15/36 (i)	1,250,000	1,646,400
Barclays PLC
2.75%, 11/08/19	1,000,000	1,009,601
BB&T Corp.
3.95%, 03/22/22 (b)(i)	1,000,000	1,076,774
BNP Paribas S.A.
5.00%, 01/15/21 (i)	250,000	280,617
3.25%, 03/03/23	250,000	262,176
BPCE S.A.
2.50%, 12/10/18	500,000	509,591
2.50%, 07/15/19	1,000,000	1,021,990
Branch Banking & Trust Co.
2.85%, 04/01/21 (b)	500,000	522,836
3.63%, 09/16/25 (b)	500,000	536,732
Capital One Bank USA NA
1.50%, 03/22/18 (b)	500,000	498,929
2.40%, 09/05/19 (b)	800,000	815,242
3.38%, 02/15/23	250,000	257,392
Citigroup, Inc.
2.40%, 02/18/20	1,300,000	1,318,877
2.65%, 10/26/20	2,000,000	2,052,030
5.50%, 09/13/25	1,000,000	1,135,803
4.60%, 03/09/26	200,000	215,511
5.88%, 01/30/42	500,000	650,164
4.65%, 07/30/45	500,000	572,575
4.75%, 08/15/46	500,000	532,892
Commonwealth Bank of Australia
2.25%, 03/13/19	1,000,000	1,017,525
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Cooperatieve Rabobank UA
4.63%, 12/01/23	100,000	108,586
4.38%, 08/04/25	250,000	265,934
5.25%, 08/04/45	500,000	583,849
Credit Suisse Group Funding Guernsey Ltd.
3.13%, 12/10/20	1,000,000	1,015,656
3.45%, 04/16/21 (c)	1,000,000	1,023,069
Credit Suisse USA, Inc.
5.40%, 01/14/20	250,000	274,435
Fifth Third Bancorp
8.25%, 03/01/38	200,000	304,346
First Tennessee Bank NA
2.95%, 12/01/19 (b)	250,000	251,109
HSBC Bank USA
5.88%, 11/01/34 (i)	500,000	619,552
HSBC Holdings PLC
4.00%, 03/30/22	500,000	535,639
7.63%, 05/17/32	150,000	201,127
6.50%, 09/15/37	500,000	650,354
JPMorgan Chase & Co.
6.00%, 01/15/18	1,000,000	1,061,655
2.25%, 01/23/20 (b)	300,000	304,347
4.25%, 10/15/20 (i)	1,500,000	1,634,404
2.55%, 10/29/20 (b)	500,000	511,829
2.40%, 06/07/21 (b)	1,000,000	1,016,673
4.50%, 01/24/22	1,500,000	1,663,567
3.25%, 09/23/22	1,000,000	1,051,446
3.20%, 01/25/23	650,000	678,796
3.13%, 01/23/25 (b)	250,000	257,352
3.30%, 04/01/26 (b)	1,000,000	1,038,695
5.50%, 10/15/40	500,000	644,920
JPMorgan Chase Bank NA
6.00%, 10/01/17	500,000	524,312
KeyBank NA
2.25%, 03/16/20	300,000	304,558
Lloyds Bank PLC
2.30%, 11/27/18	300,000	303,508
6.38%, 01/21/21	500,000	586,802
Manufacturers & Traders Trust Co.
5.63%, 12/01/21 (a)(b)	250,000	246,125
Morgan Stanley
7.30%, 05/13/19	1,250,000	1,428,465
5.63%, 09/23/19	1,250,000	1,391,119
4.00%, 07/23/25	2,000,000	2,165,638
5.00%, 11/24/25	1,000,000	1,120,505
6.25%, 08/09/26	750,000	944,019
7.25%, 04/01/32	500,000	697,318
4.30%, 01/27/45	500,000	544,910
National City Corp.
6.88%, 05/15/19	100,000	112,975
Rabobank Nederland NY
2.50%, 01/19/21	500,000	514,271
3.38%, 05/21/25	750,000	803,653
Royal Bank of Canada
2.20%, 07/27/18	500,000	507,818
2.15%, 03/15/19	1,000,000	1,017,219
Santander UK PLC
3.05%, 08/23/18	200,000	205,014
2.35%, 09/10/19	250,000	253,144
Sumitomo Mitsui Banking Corp.
2.05%, 01/18/19	250,000	252,178
2.45%, 01/16/20	250,000	254,733
3.40%, 07/11/24	300,000	320,132
Svenska Handelsbanken AB
2.40%, 10/01/20	500,000	513,116

44    See financial notes

Schwab Total Bond Market Fund
Portfolio Holdings continued
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Synchrony Financial
4.50%, 07/23/25 (b)	2,000,000	2,116,056
The Bank of New York Mellon Corp.
2.45%, 11/27/20 (b)	500,000	514,707
The Bank of Nova Scotia
4.38%, 01/13/21	500,000	550,892
The Bear Stearns Cos. LLC
7.25%, 02/01/18	200,000	216,034
The Goldman Sachs Group, Inc.
6.15%, 04/01/18	500,000	535,729
7.50%, 02/15/19	1,000,000	1,139,578
2.75%, 09/15/20 (b)	2,750,000	2,828,952
5.75%, 01/24/22	750,000	871,442
3.63%, 01/22/23	500,000	531,034
3.85%, 07/08/24 (b)	1,000,000	1,065,060
5.95%, 01/15/27	450,000	533,367
6.75%, 10/01/37	300,000	383,791
The Toronto-Dominion Bank
1.40%, 04/30/18	500,000	501,019
2.13%, 07/02/19	500,000	509,290
2.50%, 12/14/20	500,000	514,517
UBS AG
1.80%, 03/26/18	1,000,000	1,006,029
2.35%, 03/26/20	500,000	511,840
4.88%, 08/04/20	500,000	558,038
US Bank NA
2.13%, 10/28/19 (b)	1,000,000	1,022,005
Wachovia Corp.
5.50%, 08/01/35	500,000	593,995
Wells Fargo & Co.
2.10%, 07/26/21	1,000,000	1,005,891
3.45%, 02/13/23	800,000	839,852
3.30%, 09/09/24	1,000,000	1,058,349
4.30%, 07/22/27	350,000	387,227
5.38%, 02/07/35	500,000	622,976
3.90%, 05/01/45	500,000	531,934
Wells Fargo Bank NA
1.75%, 05/24/19	1,400,000	1,415,022
Westpac Banking Corp.
4.88%, 11/19/19	500,000	548,714
2.60%, 11/23/20	1,000,000	1,029,976
		79,552,436
Brokerage 0.2%
BlackRock, Inc.
5.00%, 12/10/19 (i)	300,000	334,310
3.50%, 03/18/24	1,000,000	1,108,276
Invesco Finance PLC
3.75%, 01/15/26	350,000	376,770
Jefferies Group LLC
5.13%, 04/13/18	250,000	261,257
5.13%, 01/20/23	100,000	107,710
6.45%, 06/08/27	75,000	84,326
Nomura Holdings, Inc.
6.70%, 03/04/20	200,000	230,447
		2,503,096
Finance Company 0.3%
Air Lease Corp.
3.38%, 01/15/19 (b)	500,000	514,375
GATX Corp.
5.20%, 03/15/44 (b)	500,000	541,847
Security Rate, Maturity Date	Face Amount ($)	Value ($)
GE Capital International Funding Co., Unlimited Co.
2.34%, 11/15/20	500,000	515,282
4.42%, 11/15/35	500,000	573,059
International Lease Finance Corp.
7.13%, 09/01/18 (c)	1,000,000	1,102,590
4.63%, 04/15/21	500,000	531,500
Morgan Stanley
6.63%, 04/01/18	200,000	215,750
		3,994,403
Insurance 1.2%
Aetna, Inc.
3.95%, 09/01/20 (i)	250,000	269,468
4.38%, 06/15/46 (b)	500,000	520,915
Aflac, Inc.
3.63%, 06/15/23	250,000	269,757
American International Group, Inc.
3.88%, 01/15/35 (b)	400,000	398,380
6.25%, 05/01/36	250,000	311,113
4.50%, 07/16/44 (b)	500,000	521,720
Anthem, Inc.
2.25%, 08/15/19	300,000	305,424
3.30%, 01/15/23	500,000	524,475
3.50%, 08/15/24 (b)	250,000	263,930
Assurant, Inc.
6.75%, 02/15/34	200,000	256,130
Berkshire Hathaway Finance Corp.
5.40%, 05/15/18	1,000,000	1,071,293
Chubb INA Holdings, Inc.
5.80%, 03/15/18	250,000	267,195
2.70%, 03/13/23	500,000	518,315
Cigna Corp.
4.00%, 02/15/22 (b)	1,000,000	1,082,220
5.38%, 02/15/42 (b)	150,000	184,963
CNA Financial Corp.
7.35%, 11/15/19	325,000	373,727
Humana, Inc.
3.85%, 10/01/24 (b)	750,000	807,457
Lincoln National Corp.
4.00%, 09/01/23	200,000	213,058
Marsh & McLennan Cos., Inc.
4.80%, 07/15/21 (b)	100,000	111,079
MetLife, Inc.
6.82%, 08/15/18	450,000	496,645
4.88%, 11/13/43	250,000	282,046
4.05%, 03/01/45	250,000	249,580
Principal Financial Group, Inc.
6.05%, 10/15/36	300,000	379,340
Prudential Financial, Inc.
4.50%, 11/16/21	750,000	841,080
5.63%, 06/15/43 (a)(b)	250,000	268,438
The Allstate Corp.
4.50%, 06/15/43	200,000	238,339
The Chubb Corp.
6.00%, 05/11/37	100,000	138,111
The Hartford Financial Services Group, Inc.
6.00%, 01/15/19	100,000	109,347
5.13%, 04/15/22	1,500,000	1,702,747
6.10%, 10/01/41	500,000	617,238
4.30%, 04/15/43	500,000	502,869
The Travelers Co., Inc.
5.90%, 06/02/19	300,000	334,342
6.75%, 06/20/36	150,000	218,902

See financial notes    45

Schwab Total Bond Market Fund
Portfolio Holdings continued
Security Rate, Maturity Date	Face Amount ($)	Value ($)
UnitedHealth Group, Inc.
1.40%, 10/15/17	100,000	100,381
2.75%, 02/15/23 (b)	150,000	155,609
3.75%, 07/15/25	500,000	554,879
5.80%, 03/15/36	600,000	803,756
4.75%, 07/15/45	250,000	310,575
Voya Financial, Inc.
2.90%, 02/15/18	153,000	156,099
XLIT Ltd.
5.25%, 12/15/43	500,000	561,103
		17,292,045
Real Estate Investment Trust 0.7%
Boston Properties LP
5.63%, 11/15/20 (b)	150,000	171,177
3.80%, 02/01/24 (b)	150,000	161,751
Brandywine Operating Partnership LP
3.95%, 02/15/23 (b)	250,000	256,306
DDR Corp.
3.63%, 02/01/25 (b)	500,000	508,407
Digital Realty Trust LP
5.88%, 02/01/20 (b)	250,000	280,169
Duke Realty LP
4.38%, 06/15/22 (b)	400,000	436,419
3.75%, 12/01/24 (b)	100,000	106,650
3.25%, 06/30/26 (b)	250,000	257,171
ERP Operating LP
4.63%, 12/15/21 (b)	299,000	335,698
3.38%, 06/01/25 (b)	250,000	262,905
Essex Portfolio LP
3.50%, 04/01/25 (b)	500,000	521,125
Federal Realty Investment Trust
2.55%, 01/15/21 (b)	500,000	513,459
4.50%, 12/01/44 (b)	150,000	173,408
HCP, Inc.
6.70%, 01/30/18	400,000	427,910
3.40%, 02/01/25 (b)	200,000	197,642
Host Hotels & Resorts LP
4.00%, 06/15/25 (b)	500,000	515,517
Kilroy Realty LP
3.80%, 01/15/23 (b)	200,000	208,480
4.25%, 08/15/29 (b)	300,000	319,593
Kimco Realty Corp.
4.30%, 02/01/18 (b)	250,000	257,768
3.40%, 11/01/22 (b)	150,000	157,502
Omega Healthcare Investors, Inc.
4.95%, 04/01/24 (b)	650,000	681,112
ProLogis LP
2.75%, 02/15/19 (b)	150,000	153,657
4.25%, 08/15/23 (b)	200,000	222,201
Regency Centers LP
4.80%, 04/15/21	150,000	165,505
Simon Property Group LP
4.38%, 03/01/21 (b)	500,000	553,546
2.75%, 02/01/23 (b)	500,000	516,203
Ventas Realty LP
4.75%, 06/01/21 (b)	100,000	111,444
4.25%, 03/01/22 (b)	350,000	377,836
Welltower, Inc.
4.13%, 04/01/19 (b)	200,000	210,922
Security Rate, Maturity Date	Face Amount ($)	Value ($)
WP Carey, Inc.
4.00%, 02/01/25 (b)	250,000	250,270
		9,311,753
		112,653,733
Industrial 15.8%
Basic Industry 0.9%
Agrium, Inc.
6.75%, 01/15/19	250,000	277,017
3.15%, 10/01/22 (b)	300,000	309,587
3.38%, 03/15/25 (b)	500,000	515,351
6.13%, 01/15/41 (b)	300,000	368,075
Airgas, Inc.
1.65%, 02/15/18 (b)	350,000	351,294
3.05%, 08/01/20 (b)	150,000	155,676
3.65%, 07/15/24 (b)	300,000	317,274
Albemarle Corp.
4.50%, 12/15/20 (b)	250,000	269,877
Barrick Gold Corp.
4.10%, 05/01/23	750,000	808,581
5.25%, 04/01/42	500,000	549,745
Barrick North America Finance LLC
4.40%, 05/30/21	326,000	356,845
5.75%, 05/01/43	500,000	590,870
BHP Billiton Finance (USA) Ltd.
3.25%, 11/21/21 (i)	700,000	746,325
4.13%, 02/24/42 (i)	250,000	263,409
Eastman Chemical Co.
3.60%, 08/15/22 (b)	100,000	105,300
3.80%, 03/15/25 (b)	250,000	264,896
Ecolab, Inc.
2.25%, 01/12/20	100,000	102,174
Georgia-Pacific LLC
7.25%, 06/01/28	200,000	274,122
International Paper Co.
4.80%, 06/15/44 (b)	200,000	213,096
Lubrizol Corp.
8.88%, 02/01/19	200,000	235,130
LYB International Finance BV
5.25%, 07/15/43	500,000	567,137
LyondellBasell Industries N.V.
5.00%, 04/15/19 (b)	500,000	538,566
6.00%, 11/15/21 (b)	500,000	584,214
Monsanto Co.
4.20%, 07/15/34 (b)	250,000	261,044
Newmont Mining Corp.
4.88%, 03/15/42 (b)	250,000	263,626
Packaging Corp. of America
3.90%, 06/15/22 (b)	100,000	105,724
4.50%, 11/01/23 (b)	800,000	883,857
Rio Tinto Finance (USA) Ltd.
7.13%, 07/15/28	200,000	262,676
Rio Tinto Finance (USA) PLC
4.75%, 03/22/42 (b)	500,000	556,854
Rock-Tenn Co.
4.45%, 03/01/19	250,000	264,894
The Dow Chemical Co.
4.25%, 11/15/20 (b)	372,000	404,672
7.38%, 11/01/29	325,000	443,687
4.25%, 10/01/34 (b)	150,000	156,669
The Valspar Corp.
4.20%, 01/15/22 (b)	150,000	159,745

46    See financial notes

Schwab Total Bond Market Fund
Portfolio Holdings continued
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Vale Overseas Ltd.
4.38%, 01/11/22 (g)	375,000	366,000
Vale S.A.
5.63%, 09/11/42	250,000	216,425
		13,110,434
Capital Goods 1.3%
Caterpillar Financial Services Corp.
1.25%, 11/06/17	700,000	700,449
7.15%, 02/15/19	500,000	569,310
2.40%, 08/09/26	250,000	249,517
Deere & Co.
5.38%, 10/16/29	550,000	707,703
Eaton Corp.
1.50%, 11/02/17	200,000	200,764
2.75%, 11/02/22	1,250,000	1,293,126
4.00%, 11/02/32	150,000	162,407
Fortive Corp.
2.35%, 06/15/21 (b)(c)	300,000	304,649
4.30%, 06/15/46 (b)(c)	500,000	559,628
General Electric Capital Corp.
5.63%, 05/01/18	500,000	537,630
3.45%, 05/15/24 (b)	1,000,000	1,094,360
5.88%, 01/14/38	500,000	685,654
General Electric Co.
5.25%, 12/06/17	500,000	526,139
2.70%, 10/09/22	500,000	523,001
3.38%, 03/11/24	150,000	164,421
4.13%, 10/09/42	250,000	282,792
4.50%, 03/11/44	250,000	296,128
Honeywell International, Inc.
5.00%, 02/15/19	150,000	163,704
5.38%, 03/01/41	250,000	336,919
John Deere Capital Corp.
1.55%, 12/15/17	500,000	503,365
1.70%, 01/15/20	150,000	151,722
L-3 Communications Corp.
4.95%, 02/15/21 (b)	250,000	276,288
Lockheed Martin Corp.
6.15%, 09/01/36	200,000	272,478
5.50%, 11/15/39	100,000	127,036
Northrop Grumman Corp.
1.75%, 06/01/18	350,000	353,174
3.25%, 08/01/23	500,000	536,358
4.75%, 06/01/43	500,000	610,397
Owens Corning
4.20%, 12/15/22 (b)	500,000	534,501
Packaging Corp. of America
3.65%, 09/15/24 (b)	250,000	260,771
Textron, Inc.
5.95%, 09/21/21 (b)	250,000	288,690
The Boeing Co.
4.88%, 02/15/20	500,000	560,499
2.60%, 10/30/25 (b)	250,000	259,130
6.88%, 03/15/39 (i)	100,000	152,007
3.50%, 03/01/45 (b)	750,000	789,577
Tyco International Finance S.A.
5.13%, 09/14/45 (b)	500,000	606,324
United Technologies Corp.
6.13%, 02/01/19	500,000	557,867
3.10%, 06/01/22	750,000	806,707
4.50%, 06/01/42	700,000	831,862
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Vulcan Materials Co.
7.50%, 06/15/21	150,000	184,500
Waste Management, Inc.
4.10%, 03/01/45 (b)	500,000	571,325
		18,592,879
Communications 2.5%
21st Century Fox America, Inc.
6.90%, 03/01/19	500,000	563,832
6.40%, 12/15/35	250,000	327,735
6.15%, 03/01/37	450,000	578,317
America Movil, S.A.B. de CV
6.13%, 03/30/40	500,000	631,894
4.38%, 07/16/42	300,000	317,341
American Tower Corp.
3.40%, 02/15/19	500,000	521,153
5.00%, 02/15/24	500,000	572,720
AT&T, Inc.
5.20%, 03/15/20	500,000	557,683
2.45%, 06/23/20 (b)	200,000	204,331
3.00%, 02/15/22 (i)	350,000	361,482
3.00%, 06/23/22 (b)	500,000	516,243
3.40%, 05/15/25 (b)	350,000	361,297
6.15%, 09/15/34	300,000	369,822
6.00%, 08/15/40 (b)	500,000	611,222
5.35%, 09/01/40	250,000	286,673
5.55%, 08/15/41	100,000	118,537
5.15%, 03/15/42	350,000	391,577
4.75%, 05/15/46 (b)	500,000	536,566
CBS Corp.
5.75%, 04/15/20 (i)	275,000	311,383
3.50%, 01/15/25 (b)	500,000	517,120
4.90%, 08/15/44 (b)	100,000	108,921
4.60%, 01/15/45 (b)	500,000	529,676
Charter Communications Operating LLC/Charter Communications Operating Capital
3.58%, 07/23/20 (b)(c)	500,000	523,679
4.46%, 07/23/22 (b)(c)	250,000	271,623
4.91%, 07/23/25 (b)(c)	500,000	552,690
6.38%, 10/23/35 (b)(c)	250,000	299,791
Comcast Corp.
5.70%, 07/01/19	200,000	224,204
6.50%, 11/15/35	175,000	247,125
4.60%, 08/15/45 (b)	1,000,000	1,178,213
Crown Castle International Corp.
4.88%, 04/15/22	200,000	222,980
4.45%, 02/15/26 (b)	300,000	331,857
Deutsche Telekom International Finance BV
6.00%, 07/08/19	400,000	449,477
Electronic Arts, Inc.
3.70%, 03/01/21 (b)	200,000	211,643
Grupo Televisa S.A.B.
6.00%, 05/15/18	250,000	268,523
6.13%, 01/31/46 (b)	250,000	300,092
Historic TW, Inc.
6.88%, 06/15/18	500,000	547,801
NBCUniversal Media LLC
5.15%, 04/30/20	500,000	564,580
4.38%, 04/01/21	500,000	559,809
2.88%, 01/15/23	250,000	262,363
5.95%, 04/01/41	150,000	205,559
4.45%, 01/15/43	250,000	286,298

See financial notes    47

Schwab Total Bond Market Fund
Portfolio Holdings continued
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Omnicom Group, Inc.
4.45%, 08/15/20	500,000	547,798
3.65%, 11/01/24 (b)	250,000	266,594
Orange S.A.
2.75%, 02/06/19	150,000	154,473
9.00%, 03/01/31 (a)	200,000	321,664
5.38%, 01/13/42	100,000	123,979
Pacific Bell Telephone Co.
7.13%, 03/15/26	750,000	981,241
Qwest Corp.
6.75%, 12/01/21	300,000	335,322
Rogers Communications, Inc.
5.00%, 03/15/44 (b)	500,000	600,233
TCI Communication, Inc.
7.13%, 02/15/28	350,000	497,777
Telefonica Emisiones S.A.U.
5.13%, 04/27/20	100,000	111,060
5.46%, 02/16/21	500,000	571,643
7.05%, 06/20/36	100,000	134,524
The Walt Disney Co.
3.00%, 02/13/26	750,000	798,533
4.13%, 12/01/41	100,000	114,908
Time Warner Cable, Inc.
5.00%, 02/01/20	500,000	545,313
5.88%, 11/15/40 (b)	1,000,000	1,119,312
Time Warner, Inc.
2.10%, 06/01/19	300,000	304,745
4.88%, 03/15/20	400,000	443,016
3.55%, 06/01/24 (b)	250,000	266,623
7.63%, 04/15/31	500,000	706,034
6.10%, 07/15/40	350,000	451,855
Verizon Communications, Inc.
3.65%, 09/14/18	350,000	366,326
4.50%, 09/15/20	1,000,000	1,103,435
3.00%, 11/01/21 (b)	200,000	210,194
5.15%, 09/15/23	700,000	820,420
4.15%, 03/15/24 (b)	500,000	556,553
3.50%, 11/01/24 (b)	200,000	214,998
4.40%, 11/01/34 (b)	1,500,000	1,600,047
5.85%, 09/15/35	190,000	238,132
4.27%, 01/15/36	1,000,000	1,057,840
4.75%, 11/12/41	1,000,000	1,075,352
Viacom, Inc.
4.25%, 09/01/23 (b)	150,000	159,552
Vodafone Group PLC
2.95%, 02/19/23	1,000,000	1,037,857
WPP Finance 2010
3.75%, 09/19/24	250,000	267,693
		34,908,878
Consumer Cyclical 1.9%
Alibaba Group Holding Ltd.
2.50%, 11/28/19 (b)	1,000,000	1,019,890
Amazon.com, Inc.
2.50%, 11/29/22 (b)	200,000	206,814
3.80%, 12/05/24 (b)	250,000	279,646
4.95%, 12/05/44 (b)	500,000	631,354
AutoZone, Inc.
4.00%, 11/15/20 (b)	500,000	536,241
Costco Wholesale Corp.
1.70%, 12/15/19	500,000	507,877
Security Rate, Maturity Date	Face Amount ($)	Value ($)
CVS Health Corp.
2.25%, 08/12/19 (b)	250,000	256,099
2.13%, 06/01/21 (b)	500,000	506,405
2.75%, 12/01/22 (b)	1,000,000	1,034,958
3.38%, 08/12/24 (b)	250,000	266,211
eBay, Inc.
2.60%, 07/15/22 (b)	300,000	303,553
Ford Motor Co.
7.45%, 07/16/31	600,000	817,425
4.75%, 01/15/43	500,000	542,988
Ford Motor Credit Co., LLC
2.15%, 01/09/18	500,000	503,233
5.00%, 05/15/18	350,000	369,075
2.02%, 05/03/19	350,000	352,205
3.34%, 03/18/21	1,000,000	1,039,720
General Motors Co.
3.50%, 10/02/18	250,000	257,685
4.88%, 10/02/23	750,000	819,495
6.25%, 10/02/43	250,000	300,712
General Motors Financial Co., Inc.
3.70%, 05/09/23 (b)	750,000	766,177
Johnson Controls, Inc.
3.63%, 07/02/24 (b)	300,000	320,533
4.63%, 07/02/44 (b)	300,000	333,428
Lowe's Cos., Inc.
3.12%, 04/15/22 (b)	150,000	159,709
3.38%, 09/15/25 (b)	1,000,000	1,084,418
4.65%, 04/15/42 (b)	100,000	118,567
Macy's Retail Holdings, Inc.
6.90%, 04/01/29	200,000	228,600
5.13%, 01/15/42 (b)	250,000	242,283
Marriott International, Inc.
3.00%, 03/01/19 (b)	200,000	206,040
3.13%, 10/15/21 (b)	200,000	208,337
McDonald's Corp.
3.70%, 01/30/26 (b)	500,000	540,758
4.88%, 12/09/45 (b)	250,000	296,990
NIKE, Inc.
2.25%, 05/01/23 (b)	200,000	206,034
3.63%, 05/01/43 (b)	100,000	107,728
Nordstrom, Inc.
6.25%, 01/15/18	100,000	106,578
QVC, Inc.
5.45%, 08/15/34 (b)	300,000	285,184
Starbucks Corp.
3.85%, 10/01/23 (b)	300,000	337,289
Starwood Hotels & Resorts Worldwide, Inc.
3.75%, 03/15/25 (b)	500,000	523,668
Target Corp.
2.30%, 06/26/19	500,000	515,740
3.50%, 07/01/24	400,000	441,408
The Home Depot, Inc.
3.75%, 02/15/24 (b)	150,000	167,251
5.88%, 12/16/36	500,000	690,637
4.20%, 04/01/43 (b)	500,000	568,880
4.88%, 02/15/44 (b)	150,000	186,903
Toyota Motor Credit Corp.
1.55%, 07/13/18	1,000,000	1,007,140
3.40%, 09/15/21	1,100,000	1,187,776
Under Armour, Inc.
3.25%, 06/15/26 (b)	200,000	202,966
VF Corp.
6.45%, 11/01/37	50,000	70,093

48    See financial notes

Schwab Total Bond Market Fund
Portfolio Holdings continued
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Visa, Inc.
1.20%, 12/14/17	500,000	501,190
4.15%, 12/14/35 (b)	500,000	575,801
4.30%, 12/14/45 (b)	250,000	296,744
Wal-Mart Stores, Inc.
5.80%, 02/15/18	300,000	320,890
3.25%, 10/25/20	500,000	539,797
5.88%, 04/05/27	275,000	362,479
5.25%, 09/01/35	300,000	401,504
6.50%, 08/15/37	150,000	222,822
4.00%, 04/11/43 (b)	500,000	570,214
Walgreens Boots Alliance, Inc.
2.70%, 11/18/19 (b)	500,000	516,627
3.80%, 11/18/24 (b)	500,000	537,500
		26,508,269
Consumer Non-Cyclical 4.0%
AbbVie, Inc.
1.75%, 11/06/17	500,000	502,437
2.00%, 11/06/18	1,500,000	1,516,144
3.20%, 11/06/22 (b)	200,000	209,424
4.40%, 11/06/42	300,000	321,016
Actavis Funding SCS
3.85%, 06/15/24 (b)	250,000	266,091
3.80%, 03/15/25 (b)	1,000,000	1,058,461
4.75%, 03/15/45 (b)	500,000	550,707
Altria Group, Inc.
4.75%, 05/05/21	750,000	853,073
5.38%, 01/31/44	250,000	325,424
Amgen, Inc.
5.70%, 02/01/19 (i)	500,000	550,189
3.63%, 05/15/22 (b)	150,000	161,503
Anheuser-Busch InBev Finance, Inc.
1.90%, 02/01/19	1,400,000	1,415,280
2.15%, 02/01/19	300,000	305,575
2.65%, 02/01/21 (b)	250,000	258,068
3.70%, 02/01/24	300,000	326,308
4.70%, 02/01/36 (b)	500,000	582,117
4.90%, 02/01/46 (b)	1,650,000	2,009,692
Anheuser-Busch InBev Worldwide, Inc.
5.00%, 04/15/20	450,000	499,990
4.38%, 02/15/21 (i)	150,000	165,867
AstraZeneca PLC
2.38%, 11/16/20	250,000	257,583
6.45%, 09/15/37	500,000	706,705
Baxalta, Inc.
2.00%, 06/22/18	250,000	250,586
3.60%, 06/23/22 (b)	500,000	515,736
4.00%, 06/23/25 (b)	500,000	531,959
5.25%, 06/23/45 (b)	500,000	588,739
Bristol-Myers Squibb Co.
3.25%, 08/01/42	150,000	154,321
Bunge Ltd. Finance Corp.
8.50%, 06/15/19	100,000	117,146
Cardinal Health, Inc.
1.95%, 06/15/18	250,000	252,634
3.20%, 03/15/23	250,000	261,716
3.75%, 09/15/25 (b)	500,000	543,494
4.60%, 03/15/43	250,000	278,990
4.90%, 09/15/45 (b)	500,000	597,051
Celgene Corp.
2.88%, 08/15/20	1,000,000	1,039,461
3.55%, 08/15/22	1,000,000	1,066,079
Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.63%, 05/15/24 (b)	1,000,000	1,061,436
4.63%, 05/15/44 (b)	250,000	271,647
Covidien International Finance S.A.
6.00%, 10/15/17	400,000	421,358
Diageo Capital PLC
1.13%, 04/29/18	100,000	99,975
5.88%, 09/30/36	150,000	203,809
Dr Pepper Snapple Group, Inc.
3.20%, 11/15/21 (b)	750,000	791,535
Eli Lilly & Co.
3.70%, 03/01/45 (b)	500,000	546,530
Express Scripts Holding Co.
2.25%, 06/15/19	500,000	508,778
4.75%, 11/15/21	450,000	506,994
4.80%, 07/15/46 (b)	500,000	532,610
General Mills, Inc.
5.65%, 02/15/19	500,000	551,771
Gilead Sciences, Inc.
4.40%, 12/01/21 (b)	1,000,000	1,124,323
3.50%, 02/01/25 (b)	500,000	538,361
5.65%, 12/01/41 (b)	1,000,000	1,269,885
4.75%, 03/01/46 (b)	250,000	291,648
GlaxoSmithKline Capital, Inc.
6.38%, 05/15/38	400,000	584,395
Hasbro, Inc.
6.30%, 09/15/17	100,000	104,938
Johnson & Johnson
4.38%, 12/05/33 (b)	100,000	122,261
4.85%, 05/15/41	200,000	266,902
3.70%, 03/01/46 (b)	500,000	580,356
Kimberly-Clark Corp.
7.50%, 11/01/18	325,000	368,557
5.30%, 03/01/41	200,000	269,776
Koninklijke Ahold Delhaize N.V.
5.70%, 10/01/40	500,000	617,071
Koninklijke Philips N.V.
5.00%, 03/15/42	300,000	342,263
Kraft Heinz Foods Co.
5.38%, 02/10/20	392,000	439,166
3.50%, 06/06/22	1,000,000	1,070,280
5.20%, 07/15/45 (b)	500,000	602,684
Lorillard Tobacco Co.
6.88%, 05/01/20	100,000	117,391
McKesson Corp.
2.28%, 03/15/19	650,000	663,285
3.80%, 03/15/24 (b)	500,000	543,405
Medtronic, Inc.
1.50%, 03/15/18	750,000	754,630
3.13%, 03/15/22 (b)	750,000	794,652
4.38%, 03/15/35	500,000	574,354
4.63%, 03/15/45	250,000	300,190
Merck & Co., Inc.
3.88%, 01/15/21 (b)	700,000	767,707
Merck Sharp & Dohme Corp.
5.00%, 06/30/19	200,000	220,979
Molson Coors Brewing Co.
2.10%, 07/15/21 (b)	1,750,000	1,764,621
3.50%, 05/01/22	100,000	106,966
4.20%, 07/15/46 (b)	500,000	530,448
Mondelez International, Inc.
2.25%, 02/01/19 (b)	200,000	203,756
6.50%, 11/01/31	500,000	661,222
Mylan, Inc.
4.20%, 11/29/23 (b)	350,000	373,097
5.40%, 11/29/43 (b)	200,000	225,331

See financial notes    49

Schwab Total Bond Market Fund
Portfolio Holdings continued
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Newell Brands, Inc.
2.05%, 12/01/17	150,000	151,314
4.70%, 08/15/20	200,000	216,637
5.00%, 11/15/23 (b)(c)	250,000	266,163
PepsiCo, Inc.
2.25%, 01/07/19 (b)	200,000	204,954
4.50%, 01/15/20	250,000	275,725
4.88%, 11/01/40	500,000	624,443
Perrigo Finance PLC
3.90%, 12/15/24 (b)	500,000	507,402
Pfizer, Inc.
6.20%, 03/15/19	500,000	559,700
7.20%, 03/15/39	250,000	384,440
4.40%, 05/15/44	500,000	585,031
Philip Morris International, Inc.
2.90%, 11/15/21	650,000	684,781
3.25%, 11/10/24	500,000	536,977
3.38%, 08/11/25 (b)	500,000	541,496
Quest Diagnostics, Inc.
4.70%, 04/01/21	750,000	825,164
Reynolds American, Inc.
4.45%, 06/12/25 (b)	200,000	224,887
5.85%, 08/15/45 (b)	500,000	652,808
Sanofi
1.25%, 04/10/18	250,000	250,630
Teva Pharmaceutical Finance IV BV
3.65%, 11/10/21	91,000	97,034
Teva Pharmaceutical Finance Netherlands III BV
3.15%, 10/01/26	1,000,000	1,009,031
The Coca-Cola Co.
3.15%, 11/15/20 (i)	1,200,000	1,285,717
2.88%, 10/27/25	500,000	527,546
The JM Smucker Co.
3.50%, 03/15/25	750,000	809,998
The Kroger Co.
2.00%, 01/15/19	400,000	405,807
3.85%, 08/01/23 (b)	100,000	109,518
5.40%, 07/15/40 (b)	50,000	62,139
The Procter & Gamble Co.
4.70%, 02/15/19	400,000	435,449
Thermo Fisher Scientific, Inc.
2.40%, 02/01/19	250,000	254,957
4.15%, 02/01/24 (b)	300,000	329,534
5.30%, 02/01/44 (b)	300,000	366,459
Unilever Capital Corp.
4.25%, 02/10/21	700,000	780,401
Zimmer Biomet Holdings, Inc.
2.00%, 04/01/18	500,000	503,657
5.75%, 11/30/39	400,000	493,784
Zoetis, Inc.
4.70%, 02/01/43 (b)	100,000	107,137
		56,801,629
Energy 2.4%
Anadarko Petroleum Corp.
6.38%, 09/15/17	32,000	33,483
6.45%, 09/15/36 (i)	100,000	115,782
Apache Corp.
3.25%, 04/15/22 (b)	250,000	257,153
6.00%, 01/15/37	500,000	576,371
5.10%, 09/01/40 (b)	250,000	261,754
Security Rate, Maturity Date	Face Amount ($)	Value ($)
BP Capital Markets PLC
2.24%, 05/10/19	500,000	511,814
2.32%, 02/13/20	250,000	255,153
4.50%, 10/01/20	500,000	552,724
Buckeye Partners LP
4.35%, 10/15/24 (b)	200,000	202,961
Canadian Natural Resources Ltd.
3.90%, 02/01/25 (b)	500,000	504,951
5.85%, 02/01/35	250,000	261,363
6.25%, 03/15/38	200,000	220,511
Chevron Corp.
1.35%, 11/15/17	1,000,000	1,003,507
4.95%, 03/03/19	500,000	545,991
Cimarex Energy Co.
4.38%, 06/01/24 (b)	500,000	524,537
Dominion Gas Holdings LLC
4.80%, 11/01/43 (b)	400,000	446,934
El Paso Pipeline Partners Operating Co., LLC
4.30%, 05/01/24 (b)	450,000	464,604
4.70%, 11/01/42 (b)	100,000	92,745
Enbridge Energy Partners LP
4.20%, 09/15/21 (b)	1,000,000	1,033,885
5.50%, 09/15/40 (b)	500,000	501,084
Energy Transfer Partners LP
5.20%, 02/01/22 (b)	2,000,000	2,167,148
4.90%, 03/15/35 (b)	250,000	241,709
6.13%, 12/15/45 (b)	500,000	538,778
EnLink Midstream Partners LP
4.40%, 04/01/24 (b)	350,000	340,965
4.85%, 07/15/26 (b)	500,000	499,802
Enterprise Products Operating LLC
2.55%, 10/15/19 (b)	600,000	615,251
2.85%, 04/15/21 (b)	250,000	258,807
3.90%, 02/15/24 (b)	100,000	106,095
3.75%, 02/15/25 (b)	500,000	523,762
6.65%, 10/15/34	250,000	311,128
EOG Resources, Inc.
5.63%, 06/01/19	500,000	546,846
4.15%, 01/15/26 (b)	250,000	276,109
3.90%, 04/01/35 (b)	1,000,000	1,005,794
Exxon Mobil Corp.
2.22%, 03/01/21 (b)	1,000,000	1,027,659
3.57%, 03/06/45 (b)	500,000	532,007
Halliburton Co.
3.80%, 11/15/25 (b)	500,000	517,480
5.00%, 11/15/45 (b)	500,000	552,663
Helmerich & Payne International Drilling Co.
4.65%, 03/15/25 (b)	500,000	532,574
Husky Energy, Inc.
7.25%, 12/15/19	163,000	186,527
4.00%, 04/15/24 (b)	500,000	511,419
Kerr-McGee Corp.
6.95%, 07/01/24	250,000	292,972
Kinder Morgan Energy Partners LP
6.85%, 02/15/20	400,000	450,335
6.95%, 01/15/38	500,000	574,137
5.00%, 08/15/42 (b)	200,000	194,241
5.40%, 09/01/44 (b)	100,000	101,435
Kinder Morgan, Inc.
7.25%, 06/01/18	250,000	271,120
4.30%, 06/01/25 (b)	250,000	259,969
5.55%, 06/01/45 (b)	200,000	207,112
Magellan Midstream Partners LP
4.20%, 12/01/42 (b)	250,000	246,830

50    See financial notes

Schwab Total Bond Market Fund
Portfolio Holdings continued
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Marathon Oil Corp.
2.80%, 11/01/22 (b)	200,000	183,246
Marathon Petroleum Corp.
3.63%, 09/15/24 (b)	250,000	253,851
6.50%, 03/01/41 (b)	250,000	281,768
MPLX LP
4.00%, 02/15/25 (b)	250,000	244,806
Nexen Energy ULC
6.20%, 07/30/19	125,000	140,031
5.88%, 03/10/35	300,000	376,887
Nisource Finance Corp.
5.25%, 02/15/43 (b)	300,000	366,468
Occidental Petroleum Corp.
2.60%, 04/15/22 (b)	500,000	512,384
4.40%, 04/15/46 (b)	500,000	556,516
Phillips 66
5.88%, 05/01/42	150,000	189,869
Phillips 66 Partners LP
3.61%, 02/15/25 (b)	500,000	500,581
4.68%, 02/15/45 (b)	100,000	98,527
Pioneer Natural Resources Co.
7.50%, 01/15/20	1,000,000	1,149,783
Shell International Finance BV
3.63%, 08/21/42	500,000	495,397
4.38%, 05/11/45	500,000	554,743
Spectra Energy Partners LP
2.95%, 09/25/18 (b)	300,000	305,703
Suncor Energy, Inc.
6.10%, 06/01/18	1,500,000	1,612,018
3.60%, 12/01/24 (b)	1,000,000	1,058,737
5.95%, 12/01/34	250,000	301,470
Total Capital International S.A.
2.13%, 01/10/19	250,000	255,315
2.88%, 02/17/22	500,000	520,698
TransCanada PipeLines Ltd.
6.20%, 10/15/37	150,000	191,220
Valero Energy Corp.
6.63%, 06/15/37	500,000	587,961
4.90%, 03/15/45	250,000	246,032
Western Gas Partners LP
3.95%, 06/01/25 (b)	500,000	492,914
Williams Partners LP
3.60%, 03/15/22 (b)	100,000	100,029
XTO Energy, Inc.
6.75%, 08/01/37 (i)	100,000	149,094
		33,984,029
Other Industrial 0.2%
Howard Hughes Medical Institute
3.50%, 09/01/23	500,000	548,506
Princeton University
4.95%, 03/01/19	418,000	455,967
Thomas & Betts Corp.
5.63%, 11/15/21	1,000,000	1,161,053
		2,165,526
Technology 2.0%
Alphabet, Inc.
3.38%, 02/25/24	300,000	330,637
Apple, Inc.
1.00%, 05/03/18	500,000	500,040
2.85%, 05/06/21	500,000	528,091
Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.40%, 05/03/23	500,000	512,693
2.50%, 02/09/25	1,000,000	1,017,853
3.85%, 05/03/43	500,000	520,332
4.65%, 02/23/46 (b)	1,000,000	1,172,493
Applied Materials, Inc.
2.63%, 10/01/20 (b)	500,000	516,274
Cisco Systems, Inc.
4.45%, 01/15/20 (i)	250,000	275,084
3.50%, 06/15/25	750,000	836,572
5.50%, 01/15/40	500,000	661,931
Diamond 1 Finance Corp./Diamond 2 Finance Corp.
3.48%, 06/01/19 (c)	500,000	514,839
6.02%, 06/15/26 (b)(c)	1,000,000	1,071,877
Fidelity National Information Services, Inc.
2.85%, 10/15/18	500,000	512,492
5.00%, 10/15/25 (b)	500,000	574,941
Fiserv, Inc.
2.70%, 06/01/20 (b)	250,000	258,093
Harris Corp.
6.15%, 12/15/40	150,000	193,149
Hewlett Packard Enterprise Co.
4.90%, 10/15/25 (b)(c)	250,000	267,721
6.35%, 10/15/45 (b)(c)	750,000	776,704
Intel Corp.
3.30%, 10/01/21	400,000	432,283
4.80%, 10/01/41	150,000	179,803
International Business Machines Corp.
5.70%, 09/14/17	400,000	419,294
4.00%, 06/20/42	750,000	802,963
KLA-Tencor Corp.
4.65%, 11/01/24 (b)	350,000	385,686
Lam Research Corp.
2.75%, 03/15/20 (b)	250,000	255,567
3.45%, 06/15/23 (b)	1,000,000	1,027,268
3.80%, 03/15/25 (b)	500,000	523,734
Microsoft Corp.
1.30%, 11/03/18	1,000,000	1,006,521
3.13%, 11/03/25 (b)	500,000	534,541
5.30%, 02/08/41	1,000,000	1,284,729
4.45%, 11/03/45 (b)	1,000,000	1,161,878
Motorola Solutions, Inc.
3.50%, 03/01/23	500,000	500,866
NetApp, Inc.
2.00%, 12/15/17	1,000,000	1,005,248
3.38%, 06/15/21 (b)	350,000	364,815
Oracle Corp.
1.90%, 09/15/21 (b)	750,000	753,042
3.63%, 07/15/23	750,000	818,582
2.95%, 05/15/25 (b)	1,500,000	1,556,865
4.50%, 07/08/44 (b)	500,000	565,267
Pitney Bowes, Inc.
4.63%, 03/15/24 (b)	200,000	210,483
Seagate HDD Cayman
3.75%, 11/15/18	1,150,000	1,178,031
4.75%, 01/01/25	1,250,000	1,157,456
5.75%, 12/01/34 (b)	250,000	207,813
Texas Instruments, Inc.
1.85%, 05/15/22 (b)	500,000	498,439
Verisk Analytics, Inc.
4.00%, 06/15/25 (b)	250,000	265,920
Xerox Corp.
2.75%, 03/15/19	400,000	400,121
		28,539,031

See financial notes    51

Schwab Total Bond Market Fund
Portfolio Holdings continued
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Transportation 0.6%
American Airlines 2015-1 Class A Pass Through Trust
3.38%, 11/01/28	715,881	740,967
American Airlines 2016-2 Class AA Pass-Through Trust
3.20%, 12/15/29	300,000	313,125
Burlington Northern Santa Fe LLC
3.60%, 09/01/20 (b)	300,000	323,498
4.45%, 03/15/43 (b)	250,000	292,310
4.55%, 09/01/44 (b)	300,000	355,509
Canadian National Railway Co.
2.95%, 11/21/24 (b)	250,000	265,417
6.20%, 06/01/36	100,000	139,137
4.50%, 11/07/43 (b)	100,000	120,208
Canadian Pacific Railway Ltd.
4.50%, 01/15/22	250,000	274,699
Continental Airlines 2010-1 Class A Pass Through Trust
4.75%, 07/12/22	242,516	259,816
CSX Corp.
3.70%, 10/30/20 (b)	250,000	267,633
4.10%, 03/15/44 (b)	100,000	109,253
FedEx Corp.
2.63%, 08/01/22	200,000	206,190
3.88%, 08/01/42	200,000	202,723
Norfolk Southern Corp.
5.90%, 06/15/19	300,000	334,904
2.90%, 02/15/23 (b)	250,000	259,472
4.84%, 10/01/41	100,000	118,614
3.95%, 10/01/42 (b)	500,000	531,505
Ryder System, Inc.
2.55%, 06/01/19 (b)	200,000	203,193
Southwest Airlines Co.
2.65%, 11/05/20 (b)	500,000	514,557
Union Pacific Corp.
4.16%, 07/15/22 (b)	750,000	845,611
3.25%, 08/15/25 (b)	500,000	540,700
6.63%, 02/01/29	250,000	345,337
United Parcel Service, Inc.
1.13%, 10/01/17	250,000	250,589
6.20%, 01/15/38	150,000	219,872
4.88%, 11/15/40 (b)	250,000	321,878
		8,356,717
		222,967,392
Utilities 2.0%
Electric 1.8%
Ameren Illinois Co.
2.70%, 09/01/22 (b)	400,000	415,644
American Electric Power Co., Inc.
1.65%, 12/15/17 (b)	600,000	601,451
Appalachian Power Co.
6.38%, 04/01/36 (i)	650,000	836,836
Arizona Public Service Co.
2.20%, 01/15/20 (b)	250,000	254,082
Berkshire Hathaway Energy Co.
3.75%, 11/15/23 (b)	500,000	547,579
6.50%, 09/15/37	500,000	697,085
Consolidated Edison Co. of New York, Inc.
5.30%, 03/01/35	350,000	430,083
4.45%, 03/15/44 (b)	350,000	410,172
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Consumers Energy Co.
3.38%, 08/15/23 (b)	500,000	540,737
3.95%, 05/15/43 (b)	500,000	561,140
Dominion Resources, Inc.
1.90%, 06/15/18	500,000	503,462
4.45%, 03/15/21	450,000	497,105
5.25%, 08/01/33	500,000	575,228
DTE Electric Co.
3.65%, 03/15/24 (b)	150,000	165,095
Duke Energy Carolinas LLC
4.30%, 06/15/20	100,000	110,577
6.45%, 10/15/32	350,000	480,309
Duke Energy Corp.
3.75%, 04/15/24 (b)	250,000	272,367
Duke Energy Florida, Inc.
4.55%, 04/01/20	750,000	825,316
Duke Energy Progress, Inc.
4.15%, 12/01/44 (b)	850,000	963,032
Eversource Energy
3.15%, 01/15/25 (b)	500,000	525,810
Exelon Corp.
4.95%, 06/15/35 (b)(c)	500,000	579,866
Exelon Generation Co., LLC
2.95%, 01/15/20 (b)	1,000,000	1,029,614
4.00%, 10/01/20 (b)	300,000	320,242
5.60%, 06/15/42 (b)	300,000	321,901
Georgia Power Co.
4.75%, 09/01/40	350,000	408,405
LG&E & KU Energy LLC
3.75%, 11/15/20 (b)	600,000	644,691
NextEra Energy Capital Holdings, Inc.
3.63%, 06/15/23 (b)	200,000	212,100
Oncor Electric Delivery Co., LLC
2.15%, 06/01/19 (b)(i)	800,000	810,709
4.55%, 12/01/41 (b)	500,000	595,769
Pacific Gas & Electric Co.
5.80%, 03/01/37	400,000	533,384
4.30%, 03/15/45 (b)	500,000	575,642
Pacificorp
5.50%, 01/15/19	150,000	164,354
3.35%, 07/01/25 (b)	500,000	542,183
6.00%, 01/15/39	500,000	690,132
PPL Capital Funding, Inc.
3.40%, 06/01/23 (b)	1,000,000	1,057,281
PPL Electric Utilities Corp.
2.50%, 09/01/22 (b)	200,000	204,538
PSEG Power LLC
5.13%, 04/15/20	150,000	165,047
8.63%, 04/15/31	500,000	659,638
Puget Sound Energy, Inc.
6.27%, 03/15/37	750,000	1,040,325
San Diego Gas & Electric Co.
4.50%, 08/15/40	250,000	298,923
Sempra Energy
2.40%, 03/15/20 (b)	500,000	510,142
3.55%, 06/15/24 (b)	150,000	159,197
Southern California Edison Co.
5.50%, 08/15/18	250,000	271,042
Southern Power Co.
1.50%, 06/01/18	500,000	501,381
The Southern Co.
2.15%, 09/01/19 (b)	200,000	203,079
TransAlta Corp.
6.65%, 05/15/18	100,000	104,741

52    See financial notes

Schwab Total Bond Market Fund
Portfolio Holdings continued
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Union Electric Co.
3.90%, 09/15/42 (b)	200,000	219,026
WEC Energy Group, Inc.
1.65%, 06/15/18	500,000	503,516
2.45%, 06/15/20 (b)	500,000	511,361
Xcel Energy, Inc.
4.70%, 05/15/20 (b)	315,000	344,810
2.40%, 03/15/21 (b)	100,000	102,864
4.80%, 09/15/41 (b)	750,000	905,700
		25,404,713
Natural Gas 0.2%
Atmos Energy Corp.
4.13%, 10/15/44 (b)	500,000	556,772
CenterPoint Energy Resources Corp.
5.85%, 01/15/41 (b)	100,000	122,377
ONE Gas, Inc.
3.61%, 02/01/24 (b)	250,000	269,017
4.66%, 02/01/44 (b)	150,000	176,142
Southern Calif Gas Co.
2.60%, 06/15/26 (b)	1,000,000	1,024,827
Southwest Gas Corp.
3.88%, 04/01/22 (b)	100,000	106,066
		2,255,201
		27,659,914
Total Corporate Bonds
(Cost $343,278,657)		363,281,039

U.S. Government and Government Agencies 38.5% of net assets
U.S. Government Agency Securities 2.4%
Fannie Mae
1.00%, 09/27/17	2,850,000	2,859,245
0.88%, 02/08/18	1,000,000	1,000,585
1.13%, 10/19/18	200,000	200,944
1.25%, 07/26/19 (b)	1,000,000	997,435
1.75%, 09/12/19	1,000,000	1,021,688
1.75%, 11/26/19	1,500,000	1,533,094
6.63%, 11/15/30 (i)	500,000	768,658
Federal Farm Credit Bank
1.92%, 04/19/22 (b)	500,000	500,739
Federal Home Loan Bank
2.25%, 09/08/17	2,000,000	2,031,480
5.00%, 11/17/17	750,000	788,016
1.00%, 12/19/17	500,000	501,429
0.88%, 03/19/18	800,000	800,422
5.38%, 05/15/19	500,000	557,696
1.88%, 12/09/22 (i)	2,500,000	2,557,695
5.50%, 07/15/36	500,000	734,285
Federal Home Loan Mortgage Corp.
1.45%, 08/10/20 (b)	2,000,000	1,995,138
Freddie Mac
1.00%, 09/29/17	2,500,000	2,507,452
0.88%, 03/07/18 (i)	3,700,000	3,700,562
1.05%, 04/11/18 (b)	2,000,000	2,001,902
4.88%, 06/13/18	1,000,000	1,070,743
1.63%, 11/27/18	1,000,000	1,016,218
1.50%, 06/22/20	1,000,000	1,013,774
1.50%, 11/30/20	250,000	253,053
Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.63%, 09/06/24	500,000	535,796
6.03%, 10/08/27	250,000	344,734
Private Export Funding Corp.
2.30%, 09/15/20	1,000,000	1,031,156
Tennessee Valley Authority
3.88%, 02/15/21	340,000	377,373
4.65%, 06/15/35	1,000,000	1,278,750
		33,980,062
U.S. Treasury Obligations 36.1%
U.S. Treasury Bonds
2.75%, 02/28/18	1,000,000	1,029,727
8.13%, 08/15/19	1,000,000	1,210,352
6.00%, 02/15/26 (i)	2,000,000	2,789,492
6.50%, 11/15/26	1,000,000	1,466,855
6.63%, 02/15/27	1,000,000	1,487,598
6.38%, 08/15/27	1,000,000	1,478,750
6.13%, 11/15/27	400,000	584,242
5.25%, 11/15/28	1,500,000	2,092,178
5.25%, 02/15/29 (i)	1,000,000	1,400,293
5.38%, 02/15/31	4,000,000	5,881,408
4.50%, 02/15/36	1,000,000	1,429,922
3.50%, 02/15/39	1,000,000	1,261,211
4.38%, 11/15/39	1,000,000	1,420,703
4.63%, 02/15/40	1,000,000	1,469,590
4.38%, 05/15/40	1,750,000	2,490,504
3.88%, 08/15/40 (i)	2,500,000	3,325,148
4.25%, 11/15/40	1,650,000	2,315,156
4.75%, 02/15/41	1,450,000	2,179,560
4.38%, 05/15/41	1,250,000	1,789,453
3.75%, 08/15/41	1,200,000	1,572,492
3.13%, 11/15/41	1,785,000	2,120,211
3.13%, 02/15/42	2,230,000	2,651,653
3.00%, 05/15/42	1,000,000	1,163,242
2.75%, 08/15/42	2,025,000	2,252,813
2.75%, 11/15/42	2,000,000	2,222,266
3.13%, 02/15/43	1,500,000	1,783,565
2.88%, 05/15/43	3,000,000	3,409,512
3.63%, 08/15/43	2,500,000	3,247,900
3.75%, 11/15/43	1,000,000	1,328,301
3.63%, 02/15/44	3,000,000	3,898,770
3.38%, 05/15/44	3,500,000	4,359,617
3.13%, 08/15/44	2,000,000	2,382,890
3.00%, 11/15/44	3,500,000	4,075,039
2.50%, 02/15/45	4,000,000	4,225,312
3.00%, 05/15/45	3,500,000	4,075,655
2.88%, 08/15/45	2,500,000	2,843,750
3.00%, 11/15/45	3,730,000	4,347,636
2.50%, 02/15/46	3,000,000	3,170,448
2.50%, 05/15/46	2,000,000	2,116,876
2.25%, 08/15/46	2,000,000	2,007,814
U.S. Treasury Notes
1.00%, 09/15/17	2,000,000	2,006,406
0.63%, 09/30/17	4,500,000	4,496,746
1.88%, 09/30/17	3,000,000	3,038,202
0.88%, 10/15/17	4,000,000	4,008,012
0.75%, 10/31/17	3,000,000	3,001,581
1.88%, 10/31/17	4,000,000	4,053,824
0.88%, 11/15/17	7,000,000	7,014,084
4.25%, 11/15/17	3,000,000	3,126,504
0.63%, 11/30/17	7,500,000	7,491,502
0.88%, 11/30/17	6,000,000	6,012,306
1.00%, 12/15/17	5,500,000	5,519,552

See financial notes    53

Schwab Total Bond Market Fund
Portfolio Holdings continued
Security Rate, Maturity Date	Face Amount ($)	Value ($)
0.88%, 01/15/18	3,900,000	3,907,617
2.63%, 01/31/18	2,000,000	2,052,656
1.00%, 02/15/18	3,750,000	3,763,695
3.50%, 02/15/18	1,000,000	1,039,512
0.75%, 02/28/18	4,000,000	3,999,452
1.00%, 03/15/18	2,000,000	2,007,422
0.88%, 03/31/18	4,500,000	4,507,384
2.88%, 03/31/18	2,500,000	2,581,885
0.75%, 04/15/18	6,500,000	6,497,712
0.63%, 04/30/18	4,500,000	4,489,191
2.63%, 04/30/18	1,400,000	1,442,847
3.88%, 05/15/18	500,000	526,641
0.88%, 07/15/18	2,000,000	2,003,008
1.38%, 07/31/18	2,000,000	2,021,796
4.00%, 08/15/18	2,000,000	2,126,680
1.50%, 08/31/18	1,000,000	1,013,633
1.38%, 09/30/18	1,500,000	1,517,343
0.88%, 10/15/18	3,000,000	3,003,633
1.25%, 10/31/18	3,000,000	3,026,895
1.75%, 10/31/18	4,000,000	4,079,220
1.25%, 11/15/18	2,000,000	2,017,696
3.75%, 11/15/18	3,000,000	3,192,012
1.38%, 11/30/18	4,000,000	4,048,048
1.38%, 12/31/18	5,000,000	5,060,940
1.25%, 01/31/19	2,000,000	2,018,790
1.50%, 01/31/19	2,000,000	2,030,704
2.75%, 02/15/19	1,500,000	1,569,756
1.50%, 02/28/19	4,500,000	4,571,541
1.00%, 03/15/19	4,000,000	4,014,220
1.50%, 03/31/19	2,000,000	2,032,618
1.63%, 03/31/19	5,000,000	5,095,995
0.88%, 04/15/19	2,000,000	2,000,078
1.63%, 04/30/19	1,500,000	1,529,472
3.13%, 05/15/19	3,000,000	3,179,766
1.50%, 05/31/19	3,000,000	3,049,686
1.00%, 06/30/19	1,500,000	1,504,454
1.63%, 06/30/19	3,000,000	3,060,879
1.63%, 07/31/19	2,500,000	2,550,780
0.75%, 08/15/19	5,000,000	4,977,345
3.63%, 08/15/19	3,000,000	3,235,782
1.00%, 08/31/19	2,000,000	2,004,726
1.63%, 08/31/19	3,500,000	3,571,981
1.75%, 09/30/19	5,500,000	5,634,601
1.50%, 10/31/19	2,500,000	2,541,993
3.38%, 11/15/19	3,000,000	3,227,520
1.00%, 11/30/19	1,500,000	1,501,611
1.63%, 12/31/19 (i)	9,250,000	9,442,048
3.63%, 02/15/20 (i)	5,000,000	5,442,190
1.13%, 04/30/20	1,000,000	1,003,223
1.38%, 04/30/20	2,000,000	2,023,828
1.50%, 05/31/20	4,800,000	4,877,155
1.63%, 06/30/20	5,000,000	5,102,345
1.88%, 06/30/20	3,550,000	3,656,915
1.63%, 07/31/20	2,500,000	2,551,270
2.00%, 07/31/20	2,000,000	2,069,492
2.63%, 08/15/20 (i)	2,000,000	2,117,540
2.13%, 08/31/20	1,000,000	1,039,648
1.38%, 09/30/20	6,000,000	6,061,404
2.00%, 09/30/20	500,000	517,432
1.38%, 10/31/20	3,000,000	3,029,823
2.63%, 11/15/20	4,000,000	4,242,736
1.63%, 11/30/20	3,500,000	3,571,026
2.00%, 11/30/20	2,500,000	2,588,135
2.38%, 12/31/20	6,250,000	6,573,606
1.38%, 01/31/21	5,000,000	5,045,995
Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.13%, 01/31/21	1,000,000	1,041,289
3.63%, 02/15/21	2,000,000	2,212,734
1.13%, 02/28/21	2,000,000	1,997,656
2.00%, 02/28/21	2,000,000	2,072,852
1.25%, 03/31/21	2,500,000	2,508,643
2.25%, 04/30/21	2,500,000	2,621,290
3.13%, 05/15/21 (i)	6,600,000	7,182,397
1.38%, 05/31/21	3,000,000	3,027,306
2.13%, 06/30/21	1,000,000	1,043,594
2.25%, 07/31/21	1,200,000	1,259,672
2.13%, 08/15/21 (i)	1,000,000	1,043,496
2.00%, 08/31/21	2,000,000	2,075,586
2.00%, 10/31/21	2,000,000	2,075,704
2.00%, 11/15/21	5,750,000	5,968,546
1.88%, 11/30/21	6,000,000	6,190,314
1.50%, 01/31/22	3,750,000	3,793,800
2.00%, 02/15/22	3,000,000	3,115,077
1.75%, 04/30/22	1,000,000	1,023,926
1.75%, 05/15/22	1,250,000	1,280,689
1.88%, 05/31/22	3,500,000	3,608,693
2.13%, 06/30/22	1,500,000	1,567,119
2.00%, 07/31/22	2,500,000	2,594,630
1.63%, 08/15/22	1,250,000	1,271,240
1.75%, 09/30/22	5,000,000	5,115,040
1.88%, 10/31/22	3,000,000	3,090,879
1.63%, 11/15/22	5,500,000	5,584,865
2.00%, 11/30/22	4,000,000	4,149,532
2.13%, 12/31/22	2,000,000	2,089,062
1.75%, 01/31/23	2,000,000	2,043,554
2.00%, 02/15/23	3,600,000	3,735,774
1.50%, 02/28/23	2,500,000	2,515,430
1.63%, 04/30/23	2,000,000	2,026,406
1.75%, 05/15/23	3,750,000	3,830,932
1.65%, 05/31/23	4,000,000	4,052,420
2.50%, 08/15/23	5,500,000	5,891,550
2.75%, 11/15/23	2,500,000	2,725,050
2.50%, 05/15/24	5,000,000	5,373,145
2.38%, 08/15/24 (i)	5,000,000	5,327,830
2.25%, 11/15/24	5,000,000	5,283,690
2.00%, 02/15/25	4,000,000	4,149,140
2.13%, 05/15/25 (i)	5,000,000	5,237,600
2.00%, 08/15/25	3,250,000	3,369,652
2.25%, 11/15/25	4,200,000	4,445,108
1.63%, 02/15/26	6,800,000	6,828,818
1.63%, 05/15/26 (i)	8,000,000	8,031,560
		507,386,940
Total U.S. Government and Government Agencies
(Cost $517,713,885)		541,367,002

Commercial Mortgage-Backed Securities 1.7% of net assets
CFCRE Commercial Mortgage Trust
Series 2016-C3 Class A3
3.87%, 01/10/48 (b)	2,000,000	2,229,334
Citigroup Commercial Mortgage Trust
Series 2014-GC21 Class A2
2.90%, 05/10/47 (b)	600,000	616,791
Series 2016-GC36 Class A5
3.62%, 02/10/49 (b)	1,800,000	1,980,988
COMM 2013-CCRE11 Mortgage Trust
Series 2013-CR10 Class A4
4.21%, 08/10/46 (b)	1,500,000	1,701,924

54    See financial notes

Schwab Total Bond Market Fund
Portfolio Holdings continued
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Fannie Mae-ACES
Series 2011-M5 Class A2
2.94%, 07/25/21 (b)	700,000	739,439
Series 2013-M12 Class A
1.53%, 10/25/17 (b)	79,019	79,222
Series 2014-M6 Class A2
2.68%, 05/25/21 (b)	1,000,000	1,045,327
Freddie Mac Multifamily Structured Pass-Through Certificates
Series K008 Class A2
3.53%, 06/25/20 (b)	140,601	150,594
Series K010 Class A2
4.33%, 10/25/20 (b)	850,000	939,053
Series K014 Class A1
2.79%, 10/25/20 (b)	503,852	515,805
Series K015 Class A1
2.26%, 10/25/20 (b)	174,475	176,750
Series K021 Class A2
2.40%, 06/25/22 (b)	195,000	202,435
Series K022 Class A2
2.36%, 07/25/22 (b)	230,000	238,357
Series K024 Class A2
2.57%, 09/25/22 (b)	200,000	210,154
Series K026 Class A2
2.51%, 11/25/22 (b)	1,400,000	1,463,011
Series K027 Class A2
2.64%, 01/25/23 (b)	300,000	315,707
Series K029 Class A2
3.32%, 02/25/23 (a)(b)	600,000	656,335
Series K030 Class A1
2.78%, 09/25/22 (b)	162,588	168,196
Series K035 Class A2
3.46%, 08/25/23 (a)(b)	1,500,000	1,657,264
Series K040 Class A2
3.24%, 09/25/24 (b)	200,000	219,339
Series K714 Class A2
3.03%, 10/25/20 (b)	380,000	402,002
GS Mortgage Securities Trust
Series 2013-GC14 Class A5
4.24%, 08/10/46 (b)	600,000	679,439
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-C13 Class A2
2.67%, 01/15/46 (b)	800,000	817,883
Series 2014-C20 Class A4A1
3.54%, 07/15/47 (b)	700,000	761,241
Series 2014-C20 Class A5
3.80%, 07/15/47 (b)	600,000	663,104
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C13 Class A2
2.94%, 11/15/46 (b)	200,000	206,137
Series 2015-C24 Class ASB
3.48%, 05/15/48 (b)	400,000	432,096
Morgan Stanley Capital I Trust
Series 2012-C4 Class A4
3.24%, 03/15/45 (b)	2,000,000	2,139,240
Wells Fargo Commercial Mortgage Trust
Series 2013-LC12 Class A4
4.22%, 07/15/46 (a)(b)	1,500,000	1,696,243
WFRBS Commercial Mortgage Trust
Series 2013-C14 Class A2
2.13%, 06/15/46 (b)	324,000	327,669
Total Commercial Mortgage-Backed Securities
(Cost $22,592,057)		23,431,079

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Asset-Backed Obligations 0.5% of net assets
Capital One Multi-Asset Execution Trust
Series 2007-A7 Class A7
5.75%, 07/15/20 (b)	100,000	104,783
Series 2015-A1 Class A1
1.39%, 01/15/21 (b)	400,000	401,593
CarMax Auto Owner Trust 2014-2
Series 2014-2 Class A4
1.61%, 10/15/19 (b)	1,550,000	1,557,114
Chase Issuance Trust
Series 2014-A7 Class A7
1.38%, 11/15/19 (b)	400,000	401,222
Citibank Credit Card Issuance Trust
Series 2007-A8 Class A8
5.65%, 09/20/19 (b)	850,000	890,515
Series 2014-A5 Class A5
2.68%, 06/07/23 (b)	1,500,000	1,579,147
Discover Card Execution Note Trust
Series 2012-A6 Class A6
1.67%, 01/18/22 (b)	1,100,000	1,111,128
Honda Auto Receivables Owner Trust
Series 2014-2 Class A4
1.18%, 05/18/20 (b)	100,000	100,059
Series 2014-3 Class A4
1.31%, 10/15/20 (b)	400,000	400,793
Total Asset-Backed Obligations
(Cost $6,441,521)		6,546,354

Foreign Government Securities 4.6% of net assets
Foreign Agencies 1.4%
Austria 0.0%
Oesterreichische Kontrollbank AG
1.13%, 05/29/18	250,000	250,211
Germany 0.6%
Kreditanstalt Fuer Wiederaufbau
4.38%, 03/15/18 (d)	500,000	526,047
0.88%, 04/19/18 (d)	2,000,000	1,997,700
4.50%, 07/16/18 (d)	1,250,000	1,330,951
1.13%, 08/06/18 (d)	1,000,000	1,002,410
1.88%, 04/01/19 (d)	350,000	356,979
1.00%, 07/15/19 (d)	350,000	348,710
4.00%, 01/27/20 (d)	550,000	600,376
2.75%, 09/08/20 (d)	750,000	792,281
2.38%, 08/25/21 (d)	1,000,000	1,045,179
Landwirtschaftliche Rentenbank
1.00%, 04/04/18 (d)	150,000	150,261
1.88%, 09/17/18 (d)	1,000,000	1,017,934
		9,168,828
Japan 0.1%
Japan Finance Corp.
1.75%, 07/31/18	500,000	503,855
1.75%, 11/13/18	1,000,000	1,005,385
		1,509,240

See financial notes    55

Schwab Total Bond Market Fund
Portfolio Holdings continued
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Mexico 0.3%
Petroleos Mexicanos
5.75%, 03/01/18	1,000,000	1,053,500
5.50%, 02/04/19	300,000	319,500
3.50%, 07/23/20 (c)	500,000	507,500
5.50%, 01/21/21	500,000	540,125
3.50%, 01/30/23	1,250,000	1,217,875
6.50%, 06/02/41	200,000	213,020
5.50%, 06/27/44	500,000	477,500
5.63%, 01/23/46 (c)	750,000	727,387
		5,056,407
Norway 0.1%
Statoil A.S.A.
7.75%, 06/15/23	100,000	131,620
3.70%, 03/01/24	600,000	651,900
5.10%, 08/17/40	250,000	302,795
		1,086,315
Republic of Korea 0.2%
Export-Import Bank of Korea
2.88%, 01/21/25	750,000	791,618
The Korea Development Bank
2.25%, 05/18/20	250,000	255,686
3.00%, 09/14/22	1,250,000	1,336,049
		2,383,353
Sweden 0.1%
Svensk Exportkredit AB
1.13%, 04/05/18	750,000	750,279
		20,204,633
Foreign Local Government 0.3%
Canada 0.3%
Province of British Columbia
2.25%, 06/02/26	200,000	204,970
Province of Manitoba
3.05%, 05/14/24	1,000,000	1,078,184
Province of Manitoba Canada
2.13%, 06/22/26	500,000	503,211
Province of Ontario
4.00%, 10/07/19	400,000	431,750
4.40%, 04/14/20 (i)	1,125,000	1,241,772
Province of Quebec
7.50%, 09/15/29	650,000	983,776
		4,443,663
Sovereign 1.3%
Colombia 0.1%
Republic of Colombia
4.00%, 02/26/24 (b)	200,000	211,000
4.50%, 01/28/26 (b)	250,000	273,438
7.38%, 09/18/37	650,000	875,712
5.63%, 02/26/44 (b)	500,000	579,375
		1,939,525
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Italy 0.0%
Republic of Italy
6.88%, 09/27/23	250,000	314,300
Mexico 0.4%
United Mexican States
3.50%, 01/21/21	350,000	374,938
3.63%, 03/15/22	500,000	534,375
3.60%, 01/30/25	500,000	531,250
4.13%, 01/21/26	1,250,000	1,373,437
6.75%, 09/27/34	750,000	1,046,250
6.05%, 01/11/40	1,000,000	1,297,500
		5,157,750
Panama 0.1%
Republic of Panama
5.20%, 01/30/20	100,000	110,900
4.00%, 09/22/24 (b)	300,000	330,750
3.75%, 03/16/25 (b)	150,000	162,750
6.70%, 01/26/36	200,000	279,500
		883,900
Peru 0.1%
Republic of Peru
7.13%, 03/30/19	650,000	745,225
Philippines 0.2%
Republic of the Philippines
4.20%, 01/21/24	750,000	861,670
5.00%, 01/13/37	500,000	656,723
3.95%, 01/20/40	500,000	581,107
		2,099,500
Poland 0.1%
Republic of Poland
5.13%, 04/21/21	750,000	852,660
Republic of Korea 0.0%
Republic of Korea
7.13%, 04/16/19	250,000	288,450
3.88%, 09/11/23	350,000	401,293
		689,743
South Africa 0.1%
Republic of South Africa
6.88%, 05/27/19	500,000	558,000
5.88%, 09/16/25	500,000	563,045
		1,121,045
Turkey 0.2%
Republic of Turkey
5.63%, 03/30/21	500,000	537,514
7.38%, 02/05/25	1,500,000	1,807,795

56    See financial notes

Schwab Total Bond Market Fund
Portfolio Holdings continued
Security Rate, Maturity Date	Face Amount ($)	Value ($)
6.88%, 03/17/36	500,000	599,180
4.88%, 04/16/43	250,000	239,651
		3,184,140
Uruguay 0.0%
Uruguay Government International Bond
4.50%, 08/14/24	400,000	448,400
4.13%, 11/20/45	100,000	96,750
		545,150
		17,532,938
Supranational* 1.6%
Asian Development Bank
5.59%, 07/16/18	500,000	541,926
1.50%, 01/22/20	500,000	505,091
2.00%, 01/22/25	1,500,000	1,532,965
Council of Europe Development Bank
1.63%, 03/10/20	500,000	506,214
European Bank for Reconstruction & Development
0.75%, 09/01/17	300,000	300,435
1.63%, 11/15/18	750,000	759,596
European Investment Bank
1.25%, 05/15/18	1,200,000	1,205,200
1.00%, 06/15/18	2,000,000	2,000,238
1.63%, 12/18/18	1,500,000	1,519,981
1.88%, 03/15/19	1,000,000	1,019,041
1.75%, 06/17/19	1,000,000	1,016,825
2.88%, 09/15/20	600,000	636,419
4.88%, 02/15/36	1,250,000	1,745,121
Inter-American Development Bank
0.88%, 03/15/18	350,000	350,101
3.88%, 09/17/19	500,000	539,902
1.88%, 03/15/21	2,500,000	2,551,105
4.38%, 01/24/44	1,000,000	1,344,105
International Bank for Reconstruction & Development
0.88%, 08/15/19	500,000	496,775
1.38%, 05/24/21	500,000	499,849
1.63%, 02/10/22	1,000,000	1,009,422
2.13%, 02/13/23	1,000,000	1,035,554
4.75%, 02/15/35	500,000	679,379
International Finance Corp.
1.75%, 09/04/18	350,000	355,360
1.75%, 09/16/19	350,000	356,390
1.13%, 07/20/21	250,000	247,648
		22,754,642
Total Foreign Government Securities
(Cost $62,546,600)		64,935,876

Municipal Bonds 0.9% of net assets
Fixed-Rate Obligations 0.9%
Bay Area Toll Auth
San Francisco Bay Area Toll Bridge RB (Build America Bonds) Series 2010S3
6.91%, 10/01/50	500,000	821,060
Security Rate, Maturity Date	Face Amount ($)	Value ($)
California
GO (Build America Bonds) Series 2009
7.50%, 04/01/34 (i)	1,000,000	1,544,510
GO (Build America Bonds) Series 2010
7.95%, 03/01/36 (b)	210,000	252,848
City of Chicago IL
GO (Build America Bonds) Series 2012B
5.43%, 01/01/42	150,000	138,710
Connecticut
GO (Build America Bonds) Series 2010D
5.09%, 10/01/30	100,000	117,885
GO (Teachers' Retirement Fund) Series 2008A
5.85%, 03/15/32	300,000	389,166
East Bay Municipal Utility District
Water System RB (Build America Bonds) Series 2010
5.87%, 06/01/40 (i)	700,000	977,193
Georgia
GO (Build America Bonds) Series 2009H
4.50%, 11/01/25	1,000,000	1,155,270
Harvard College
MA Taxable Bonds Series 2013A
3.62%, 10/01/37	400,000	448,890
Illinois
GO Bonds Series 2003
4.95%, 06/01/23	130,000	137,293
JobsOhio Beverage System
Statewide Senior Lien Liquor Profits RB Series 2013B
3.99%, 01/01/29	750,000	853,785
Maryland State Transportation Auth
RB (Build America Bonds) Series 2009B
5.89%, 07/01/43	100,000	139,168
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd
RB (Build America Bonds) Series 2016B
4.05%, 07/01/26 (b)	200,000	219,182
Metropolitan Government of Nashville & Davidson Cnty
GO (Build America Bonds) Series 2010B
5.71%, 07/01/34	200,000	257,672
Metropolitan Transportation Auth
GO (Build America Bonds) Series 2010E
6.81%, 11/15/40	350,000	516,877
New Jersey State Turnpike Auth
RB (Build America Bonds) Series 2009F
7.41%, 01/01/40	100,000	159,261
RB (Build America Bonds) Series 2010A
7.10%, 01/01/41	200,000	310,516
New Jersey Transportation Trust Fund Auth
RB (Build America Bonds) Series 2010C
5.75%, 12/15/28	500,000	560,725
New York City Municipal Water Finance Auth
Water and Sewer Systems Second General Resolution RB (Build America Bonds) Series 2011CC
5.88%, 06/15/44	150,000	221,439
New York City Transitional Finance Auth
Future Tax Secured RB (Qualified School Construction Bonds) Series 2010G3
5.27%, 05/01/27	250,000	313,165
Future Tax Secured RB (Build America Bonds) Series 2011A
5.51%, 08/01/37	100,000	133,329

See financial notes    57

Schwab Total Bond Market Fund
Portfolio Holdings continued
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Northwestern University
3.69%, 12/01/38	500,000	554,882
Ochsner Clinic Foundation
5.90%, 05/15/45 (b)	500,000	650,388
Texas
GO (Build America Bonds) Series 2010A
4.63%, 04/01/33	255,000	316,231
GO (Build America Bonds) Series 2009A
5.52%, 04/01/39	300,000	426,192
Texas State Transportation Commission
RB (Build America Bonds) Series 2010B
5.03%, 04/01/26	600,000	735,042
The Metropolitan Museum of Art
Series 2015
3.40%, 07/01/45	500,000	533,378
Total Municipal Bonds
(Cost $11,053,672)		12,884,057

Security	Number of Shares	Value ($)
Other Investment Companies 1.5% of net assets
Money Market Fund 1.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.26% (e)	21,530,429	21,530,429
Securities Lending Collateral 0.0%
Wells Fargo Government Money Market Fund, Select Class 0.32% (e)	355,520	355,520
Total Other Investment Companies
(Cost $21,885,949)		21,885,949

Issuer Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investments 4.5% of net assets
U.S. Government Agency Securities 4.5%
Federal Home Loan Bank
0.27%, 09/14/16 (f)	15,250,000	15,248,628
0.27%, 09/21/16 (f)	8,000,000	7,998,888
Issuer Rate, Maturity Date	Face Amount ($)	Value ($)
Freddie Mac
0.26%, 09/22/16 (f)(i)	40,000,000	39,994,160
Total Short-Term Investments
(Cost $63,241,274)		63,241,676

End of Investments.

At 08/31/16, the tax basis cost of the fund's investments was $1,426,378,319 and the unrealized appreciation and depreciation were $59,698,667 and ($706,118), respectively, with a net unrealized appreciation of $58,992,549.
*	Supranational bonds represent the debt of international organizations or institutions such as the World Bank, the International Monetary Fund, regional multilateral development banks and others.
(a)	Variable-rate security.
(b)	The effective maturity may be shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or as the result of embedded demand features (puts or calls).
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $9,349,776 or 0.7% of net assets.
(d)	Guaranteed by the Republic of Germany.
(e)	The rate shown is the 7-day yield.
(f)	The rate shown is the purchase yield.
(g)	All or a portion of this security is on loan. Securities on loan were valued at $343,552.
(h)	Security or a portion of the security purchased on a delayed-delivery or when-issued basis.
(i)	All or a portion of this security is designated as collateral for delayed-delivery securities.

ACES —	Alternate Credit Enhancement Securities
GO —	General obligation
RB —	Revenue bond
TBA —	To-be-announced

58    See financial notes

Schwab Total Bond Market Fund
Portfolio Holdings continued
The following is a summary of the inputs used to value the fund's investments as of August 31, 2016 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Mortgage-Backed Securities[1]	$—	$387,797,836	$—	$387,797,836
Corporate Bonds[1]	—	363,281,039	—	363,281,039
U.S. Government and Government Agencies[1]	—	541,367,002	—	541,367,002
Commercial Mortgage-Backed Securities	—	23,431,079	—	23,431,079
Asset-Backed Obligations	—	6,546,354	—	6,546,354
Foreign Government Securities[1]	—	64,935,876	—	64,935,876
Municipal Bonds[1]	—	12,884,057	—	12,884,057
Other Investment Companies[1]	21,885,949	—	—	21,885,949
Short-Term Investments[1]	—	63,241,676	—	63,241,676
Total	$21,885,949	$1,463,484,919	$—	$1,485,370,868
[1]	As categorized in Portfolio Holdings.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended August 31, 2016.
See financial notes    59

Schwab Total Bond Market Fund
Statement of
Assets and Liabilities
As of August 31, 2016
Assets
Investments, at value (cost $1,425,526,769) including securities on loan of $343,552		$1,485,015,348
Collateral invested for securities on loan, at value (cost $355,520)	+	355,520
Total investments, at value (cost $1,425,882,289)		1,485,370,868
Cash		978,462
Receivables:
Investments sold		27,964,291
Interest		7,642,198
Fund shares sold		552,781
Foreign tax reclaims		5,103
Dividends		3,016
Income from securities on loan		1,487
Prepaid expenses	+	24,502
Total assets		1,522,542,708
Liabilities
Collateral held for securities on loan		355,520
Payables:
Investments bought		30,652,061
Investments bought - Delayed-delivery		84,106,146
Investment adviser and administrator fees		294,740
Shareholder service fees		13,892
Fund shares redeemed		589,328
Distributions to shareholders		207,054
Accrued expenses	+	115,262
Total liabilities		116,334,003
Net Assets
Total assets		1,522,542,708
Total liabilities	–	116,334,003
Net assets		$1,406,208,705
Net Assets by Source
Capital received from investors		1,460,297,843
Net investment income not yet distributed		43
Net realized capital losses		(113,577,760)
Net unrealized capital appreciation		59,488,579

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$1,406,208,705		143,806,569		$9.78

60    See financial notes

Schwab Total Bond Market Fund
Statement of
Operations
For the period September 1, 2015 through August 31, 2016
Investment Income
Interest		$31,269,211*
Dividends		16,304
Securities on loan	+	12,369
Total investment income		31,297,884
Expenses
Investment adviser and administrator fees		3,329,686
Shareholder service fees		3,309,250
Portfolio accounting fees		218,439
Custodian fees		79,442
Professional fees		56,914
Shareholder reports		52,568
Transfer agent fees		26,499
Registration fees		25,242
Settlement and interest expense		22,495*
Independent trustees' fees		21,119
Proxy fees		14,209
Other expenses	+	23,125
Total expenses		7,178,988
Expense reduction by CSIM and its affiliates	–	3,280,426
Net expenses	–	3,898,562
Net investment income		27,399,322
Realized and Unrealized Gains (Losses)
Net realized gains on investments		4,077,162
Net realized losses on TBA sale commitments	+	(2,070)
Net realized gains		4,075,092
Net change in unrealized appreciation (depreciation) on investments	+	42,531,968
Net realized and unrealized gains		46,607,060
Increase in net assets resulting from operations		$74,006,382
*	Includes $19,308 in interest income and $21,747 in interest expense related to charges on agency mortgage-backed securities not received or delivered on a timely basis (see financial note 2f).
See financial notes    61

Schwab Total Bond Market Fund
Statement of
Changes in Net Assets
For the current and prior report periods
Operations
	9/1/15-8/31/16		9/1/14-8/31/15
Net investment income		$27,399,322	$25,696,663
Net realized gains		4,075,092	7,151,718
Net change in unrealized appreciation (depreciation)	+	42,531,968	(15,506,680)
Increase in net assets from operations		74,006,382	17,341,701
Distributions to Shareholders
Distributions from net investment income		($29,470,942)	($27,805,615)

Transactions in Fund Shares
		9/1/15-8/31/16		9/1/14-8/31/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		38,175,929	$363,714,788	59,412,744	$567,157,629
Shares reinvested		2,790,524	26,761,380	2,615,287	25,031,547
Shares redeemed	+	(31,631,955)	(301,361,394)	(34,467,391)	(330,023,866)
Net transactions in fund shares		9,334,498	$89,114,774	27,560,640	$262,165,310
Shares Outstanding and Net Assets
		9/1/15-8/31/16		9/1/14-8/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		134,472,071	$1,272,558,491	106,911,431	$1,020,857,095
Total increase	+	9,334,498	133,650,214	27,560,640	251,701,396
End of period		143,806,569	$1,406,208,705	134,472,071	$1,272,558,491
Distributions in excess of net investment income / Net investment income not yet distributed			$43		($50)
62    See financial notes

Schwab GNMA Fund
Financial Statements
Financial Highlights
	9/1/15– 8/31/16	9/1/14– 8/31/15	9/1/13– 8/31/14	9/1/12– 8/31/13	9/1/11– 8/31/12
Per-Share Data
Net asset value at beginning of period	$10.09	$10.15	$9.93	$10.61	$10.63
Income (loss) from investment operations:
Net investment income (loss)	0.15 [1]	0.14 [1]	0.18	0.08	0.19
Net realized and unrealized gains (losses)	0.21	0.04	0.31	(0.45)	0.21
Total from investment operations	0.36	0.18	0.49	(0.37)	0.40
Less distributions:
Distributions from net investment income	(0.24)	(0.24)	(0.27)	(0.29)	(0.28)
Distributions from net realized gains	—	—	—	(0.02)	(0.14)
Total distributions	(0.24)	(0.24)	(0.27)	(0.31)	(0.42)
Net asset value at end of period	$10.21	$10.09	$10.15	$9.93	$10.61
Total return	3.55%	1.80%	5.04%	(3.55%)	3.87%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.57% [2]	0.56% [2]	0.57% [2]	0.57% [2]	0.55%
Gross operating expenses	0.64%	0.64%	0.66%	0.62%	0.60%
Net investment income (loss)	1.51%	1.41%	1.89%	1.34%	1.76%
Portfolio turnover rate[3]	363%	325% [4]	481%	401%	567%
Net assets, end of period (x 1,000,000)	$353	$292	$289	$363	$638

1
Calculated based on the average shares outstanding during the period.
2
The expense ratio would have been 0.55%, if settlement expense related to charges on agency mortgage-backed securities not delivered on a timely basis had not been incurred (see financial note 2f).
3
Includes to-be-announced (TBA) transactions (if any). See financial note 2.
4
Revised methodology adopted as of August 31, 2015. For comparison purposes, portfolio turnover rate would have been 482% using previous methodology.
See financial notes    63

Schwab GNMA Fund
Portfolio Holdings  as of August 31, 2016
This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.csimfunds.com/schwabfunds_prospectus.
For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date. The maturity date shown for all the securities is the final legal maturity.
Holdings by Category		Cost ($)	Value ($)
106.7%	Mortgage-Backed Securities	371,079,700	376,429,200
1.2%	Other Investment Company	4,088,680	4,088,680
13.3%	Short-Term Investments	46,994,063	46,994,952
121.2%	Total Investments	422,162,443	427,512,832
(4.4%)	TBA Sale Commitments	(15,586,797)	(15,610,001)
(16.8%)	Other Assets and Liabilities, Net		(59,289,784)
100.0%	Net Assets		352,613,047

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Mortgage-Backed Securities 106.7% of net assets
TBA Securities 17.5%
Ginnie Mae TBA
2.50%, 09/01/46 (b)(e)	1,000,000	1,019,570
3.00%, 09/01/46 (b)(e)	25,500,000	26,713,125
3.50%, 09/01/46 (b)(e)	14,500,000	15,391,914
4.00%, 09/01/46 (b)(e)	16,000,000	17,115,547
4.50%, 09/01/46 (b)(e)	1,500,000	1,650,234
		61,890,390
U.S. Government Agency Mortgages 89.2%
Fannie Mae
5.45%, 12/01/31 to 07/01/32 (b)(f)	175,163	182,258
5.49%, 09/01/29 to 09/01/31 (b)(f)	91,803	95,278
5.50%, 09/01/17 (b)(f)	11,645	11,725
5.81%, 12/01/31 (b)(f)	66,452	75,569
6.50%, 04/01/31 (b)(f)	87,848	97,115
7.17%, 11/01/30 (b)(f)	2,693	2,698
Fannie Mae REMICs
3.50%, 09/25/39 (b)(f)	728,153	730,091
4.50%, 01/25/30 to 09/25/39 (b)	82,489	83,041
5.00%, 02/25/24 (b)(f)	139,614	140,259
5.00%, 05/25/40 (b)	404,872	407,348
6.00%, 12/25/16 (b)(f)	640	640
7.00%, 09/25/22 (b)(f)	44,631	48,656
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Freddie Mac REMICs
Series 3649 Class EA
3.00%, 08/15/19 (b)	17,517	17,511
3.50%, 01/15/24 (b)	23,992	24,031
Series 2704 Class JF
3.50%, 11/15/25 (b)	375,253	377,322
4.00%, 11/15/24 to 10/15/27 (b)(f)	465,663	467,779
4.50%, 02/15/19 (b)(f)	681,374	689,643
Ginnie Mae
1.88%, 07/20/24 to 07/20/32 (a)(b)(f)	83,083	86,221
2.00%, 07/20/28 (b)(f)	136,894	139,596
2.00%, 12/20/30 to 02/20/32 (a)(b)(f)	64,127	66,316
2.13%, 05/20/29 to 04/20/37 (a)(b)(f)	173,666	177,005
2.38%, 08/20/33 (a)(b)(f)	73,251	73,504
2.50%, 06/15/27 to 06/15/28 (b)(f)	1,128,975	1,173,620
2.50%, 08/15/27 to 04/15/45 (b)	1,725,452	1,783,949
3.00%, 02/15/26 to 08/20/45 (b)(f)	18,802,324	19,744,800
3.00%, 01/20/27 to 07/20/46 (b)	38,121,543	40,006,184
3.50%, 01/15/26 to 07/20/46 (b)(f)	68,763,354	73,102,487
3.50%, 01/20/27 to 06/20/46 (b)	42,768,849	45,569,222
4.00%, 06/20/20 to 11/20/45 (b)	18,373,156	19,687,738
4.00%, 12/15/24 to 03/20/46 (b)(f)	26,175,291	28,015,843
4.50%, 12/15/17 to 07/20/44 (b)(f)	17,411,938	19,131,032
4.50%, 08/20/19 to 03/01/45 (b)	7,666,485	8,444,420
4.50%, 07/20/34	4,786,718	5,327,132
5.00%, 11/15/17 to 04/20/40 (b)(f)	21,991,015	24,743,207
5.00%, 08/15/18 to 08/15/40 (b)	3,506,349	3,945,332
5.50%, 06/20/17 to 11/15/34 (b)(f)	8,354,812	9,543,271
5.50%, 05/15/22 to 04/15/38 (b)	3,476,400	3,976,777
6.00%, 09/20/16 to 06/20/37 (b)(f)	542,384	618,861
6.00%, 01/15/29 to 10/15/37 (b)	188,600	219,727
6.50%, 05/15/17 to 07/15/31 (b)(f)	84,644	98,749
6.50%, 10/15/23 (b)	6,866	7,544
7.00%, 11/15/16 to 05/15/17 (b)(f)	1,918	1,929
Ginnie Mae REMICs
1.88%, 04/16/32 (b)	42,099	42,088
2.00%, 08/20/36 (b)(f)	20,050	20,043
2.00%, 03/20/37 (b)	213,258	214,321
2.50%, 04/16/38 (b)	17,762	17,780
3.00%, 04/20/37 to 05/20/41 (b)	765,681	771,776
3.50%, 04/20/37 to 01/20/38 (b)	422,030	426,673
3.50%, 10/20/38 (b)(f)	236,466	238,980
4.00%, 02/20/37 to 08/20/38 (b)	273,582	278,017
4.25%, 10/20/37 (b)	141,415	143,197
4.50%, 09/16/34 to 11/20/38 (b)	1,659,018	1,683,103
4.50%, 02/20/36 (b)(f)	413,497	413,790
4.75%, 01/20/35 to 06/20/38 (b)(f)	831,668	849,844
5.00%, 08/20/34 to 04/16/38 (b)	190,995	192,268
5.50%, 07/20/37 to 10/20/37 (b)	51,132	51,564
6.00%, 08/20/33 (b)	59,171	59,936
		314,538,810
Total Mortgage-Backed Securities
(Cost $371,079,700)		376,429,200

64    See financial notes

Schwab GNMA Fund
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Other Investment Company 1.2% of net assets
Money Market Fund 1.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.26% (c)	4,088,680	4,088,680
Total Other Investment Company
(Cost $4,088,680)		4,088,680

Issuer Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investments 13.3% of net assets
U.S. Government Agency Securities 13.3%
Federal Home Loan Bank
0.27%, 09/14/16 (d)	10,000,000	9,999,100
0.28%, 09/21/16 (d)	22,000,000	21,996,942
0.52%, 09/14/16 (f)	5,000,000	5,000,370
Freddie Mac
0.26%, 09/22/16 (d)	10,000,000	9,998,540
Total Short-Term Investments
(Cost $46,994,063)		46,994,952

End of Investments.

At 08/31/16, the tax basis cost of the fund's investments was $422,300,164 and the unrealized appreciation and depreciation were $5,266,691 and ($54,023), respectively, with a net unrealized appreciation of $5,212,668.
In addition to the above, the fund had the following TBA sale commitments at 08/31/16.
Security Rate, Maturity Dates	Face Amount ($)	Value ($)
TBA Sale Commitments 4.4% of net assets
U.S. Government Agency Mortgages (4.4%)
Ginnie Mae TBA
5.00%, 09/01/46 (b)(e)	(10,000,000)	(11,112,501)
5.50%, 09/01/46 (b)(e)	(4,000,000)	(4,497,500)
Total TBA Sale Commitments
(Proceeds $15,586,797)		(15,610,001)
(a)	Variable-rate security.
(b)	The effective maturity may be shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or as the result of embedded demand features (puts or calls).
(c)	The rate shown is the 7-day yield.
(d)	The rate shown is the purchase yield.
(e)	Security or a portion of the security purchased on a delayed-delivery or when-issued basis.
(f)	All or a portion of this security is designated as collateral for delayed-delivery securities.

REMIC —	Real Estate Mortgage Investment Conduit
TBA —	To-be-announced

The following is a summary of the inputs used to value the fund's investments as of August 31, 2016 (see financial note 2(a) for additional information):
Assets Valuation Input
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Mortgage-Backed Securities[1]	$—	$376,429,200	$—	$376,429,200
Other Investment Company[1]	4,088,680	—	—	4,088,680
Short-Term Investments[1]	—	46,994,952	—	46,994,952
Total	$4,088,680	$423,424,152	$—	$427,512,832
Liabilities Valuation Input

Other Financial Instruments
TBA Sale Commitments[1]	$—	($15,610,001)	$—	($15,610,001)
[1]	As categorized in Portfolio Holdings.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended August 31, 2016.
See financial notes    65

Schwab GNMA Fund
Statement of
Assets and Liabilities
As of August 31, 2016
Assets
Investments, at value (cost $422,162,443)		$427,512,832
Cash		8,242
Receivables:
Investments sold		29,261,798
Interest		1,042,323
Fund shares sold		226,090
Dividends		1,251
TBA sale commitment		15,586,797
Prepaid expenses	+	15,365
Total assets		473,654,698
Liabilities
TBA sale commitments, at value (proceeds $15,586,797)		15,610,001
Payables:
Investments bought		13,733,847
Investments bought - Delayed-delivery		91,194,221
Investment adviser and administrator fees		88,779
Shareholder service fees		51,412
Distributions to shareholders		186,609
Fund shares redeemed		52,069
Interest for TBA sale commitments		40,000
Accrued expenses	+	84,713
Total liabilities		121,041,651
Net Assets
Total assets		473,654,698
Total liabilities	–	121,041,651
Net assets		$352,613,047
Net Assets by Source
Capital received from investors		353,615,134
Distributions in excess of net investment income		(5,170)
Net realized capital losses		(6,324,102)
Net unrealized capital appreciation		5,327,185

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$352,613,047		34,526,248		$10.21

66    See financial notes

Schwab GNMA Fund
Statement of
Operations
For the period September 1, 2015 through August 31, 2016
Investment Income
Interest		$6,576,555*
Dividends	+	13,814
Total investment income		6,590,369
Expenses
Investment adviser and administrator fees		953,155
Shareholder service fees		782,844
Portfolio accounting fees		75,114
Professional fees		47,876
Custodian fees		38,828
Settlement and interest expense		38,555*
Shareholder reports		37,264
Transfer agent fees		24,114
Registration fees		18,769
Independent trustees' fees		12,524
Proxy fees		9,753
Other expenses	+	8,728
Total expenses		2,047,524
Expense reduction by CSIM and its affiliates	–	251,765
Net expenses	–	1,795,759
Net investment income		4,794,610
Realized and Unrealized Gains (Losses)
Net realized gains on investments		5,523,102
Net realized losses on TBA sale commitments	+	(280,117)
Net realized gains		5,242,985
Net change in unrealized appreciation (depreciation) on investments		1,082,795
Net change in unrealized appreciation (depreciation) on TBA sale commitments	+	(23,361)
Net change in unrealized appreciation (depreciation)	+	1,059,434
Net realized and unrealized gains		6,302,419
Increase in net assets resulting from operations		$11,097,029
*	Includes $41,014 in settlement income and $38,373 in settlement expense related to charges on agency mortgage-backed securities not received or delivered on a timely basis (see financial note 2f).
See financial notes    67

Schwab GNMA Fund
Statement of
Changes in Net Assets
For the current and prior report periods
Operations
	9/1/15-8/31/16		9/1/14-8/31/15
Net investment income		$4,794,610	$4,203,209
Net realized gains		5,242,985	2,049,692
Net change in unrealized appreciation (depreciation)	+	1,059,434	(888,556)
Increase in net assets from operations		11,097,029	5,364,345
Distributions to Shareholders
Distributions from net investment income		($7,332,367)	($7,106,722)

Transactions in Fund Shares
		9/1/15-8/31/16		9/1/14-8/31/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		11,710,893	$119,140,165	7,485,485	$76,201,667
Shares reinvested		513,971	5,230,514	495,650	5,043,297
Shares redeemed	+	(6,666,192)	(67,771,038)	(7,529,623)	(76,568,404)
Net transactions in fund shares		5,558,672	$56,599,641	451,512	$4,676,560
Shares Outstanding and Net Assets
		9/1/15-8/31/16		9/1/14-8/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		28,967,576	$292,248,744	28,516,064	$289,314,561
Total increase	+	5,558,672	60,364,303	451,512	2,934,183
End of period		34,526,248	$352,613,047	28,967,576	$292,248,744
Distributions in excess of net investment income			($5,170)		($5,170)
68    See financial notes

Schwab Treasury Inflation Protected Securities Index Fund
Financial Statements
Financial Highlights
	9/1/15– 8/31/16	9/1/14– 8/31/15	9/1/13– 8/31/14	9/1/12– 8/31/13	9/1/11– 8/31/12
Per-Share Data
Net asset value at beginning of period	$10.94	$11.44	$11.07	$12.12	$11.58
Income (loss) from investment operations:
Net investment income (loss)[1]	0.17	0.08	0.27	0.19	0.23
Net realized and unrealized gains (losses)	0.39	(0.41)	0.33	(1.05)	0.66
Total from investment operations	0.56	(0.33)	0.60	(0.86)	0.89
Less distributions:
Distributions from net investment income	(0.08)	(0.15)	(0.23)	(0.18)	(0.33)
Distributions from net realized gains	(0.03)	(0.02)	—	(0.01)	(0.02)
Total distributions	(0.11)	(0.17)	(0.23)	(0.19)	(0.35)
Net asset value at end of period	$11.39	$10.94	$11.44	$11.07	$12.12
Total return	5.22%	(2.90%)	5.44%	(7.19%)	7.84%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.19%	0.16% [2]	0.19%	0.29% [3],[4]	0.29%
Gross operating expenses	0.61%	0.58% [2]	0.61%	0.67%	0.64%
Net investment income (loss)	1.54%	0.73%	2.43%	1.61%	1.97%
Portfolio turnover rate	24%	33%	27%	31%	32%
Net assets, end of period (x 1,000,000)	$309	$274	$273	$294	$398

1
Calculated based on the average shares outstanding during the period.
2
The ratio of net and gross operating expenses would have been 0.19% and 0.61%, respectively, if the fund had not reversed out proxy expenses recognized in prior years.
3
Effective April 1, 2013, the net operating expense limitation was lowered from 0.29% to 0.19%. The ratio presented for period ended 8/31/13 is a blended ratio.
4
The ratio of net operating expenses would have been 0.25%, if proxy expenses had not been incurred.
See financial notes    69

Schwab Treasury Inflation Protected Securities Index Fund
Portfolio Holdings  as of August 31, 2016
This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.csimfunds.com/schwabfunds_prospectus.
For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date. The maturity date shown for all the securities is the final legal maturity.
Holdings by Category		Cost ($)	Value ($)
100.0%	U.S. Government Securities	293,172,519	309,232,605
0.5%	Other Investment Company	1,589,194	1,589,194
100.5%	Total Investments	294,761,713	310,821,799
(0.5%)	Other Assets and Liabilities, Net		(1,399,017)
100.0%	Net Assets		309,422,782

Security Rate, Maturity Date	Face Amount ($)	Value ($)
U.S. Government Securities 100.0% of net assets
U.S. Treasury Obligations 100.0%
U.S. Treasury Inflation Protected Securities
1.63%, 01/15/18	4,608,893	4,729,877
0.13%, 04/15/18	15,063,983	15,139,302
1.38%, 07/15/18	4,535,911	4,698,932
2.13%, 01/15/19	4,227,860	4,474,936
0.13%, 04/15/19	14,921,834	15,059,414
1.88%, 07/15/19	4,796,821	5,116,865
1.38%, 01/15/20	5,816,621	6,134,732
0.13%, 04/15/20	14,934,389	15,086,122
1.25%, 07/15/20	8,946,470	9,479,053
1.13%, 01/15/21	10,233,918	10,793,612
0.13%, 04/15/21	8,852,557	8,949,404
0.63%, 07/15/21	10,860,111	11,284,307
0.13%, 01/15/22	11,987,122	12,110,709
Security Rate, Maturity Date	Face Amount ($)	Value ($)
0.13%, 07/15/22	12,368,981	12,517,780
0.13%, 01/15/23	12,426,951	12,510,460
0.38%, 07/15/23	12,326,187	12,653,571
0.63%, 01/15/24	12,297,326	12,800,779
0.13%, 07/15/24	12,083,813	12,149,912
0.25%, 01/15/25	12,114,052	12,233,254
2.38%, 01/15/25	7,957,239	9,423,122
0.38%, 07/15/25	12,099,272	12,384,694
0.63%, 01/15/26	10,897,747	11,377,901
2.00%, 01/15/26	5,793,594	6,754,983
0.13%, 07/15/26	3,797,660	3,808,939
2.38%, 01/15/27	4,664,873	5,684,567
1.75%, 01/15/28	4,643,636	5,414,201
3.63%, 04/15/28	3,933,172	5,422,231
2.50%, 01/15/29	4,507,038	5,707,759
3.88%, 04/15/29	4,777,775	6,873,259
3.38%, 04/15/32	1,818,651	2,663,177
2.13%, 02/15/40	2,459,755	3,295,309
2.13%, 02/15/41	3,134,725	4,239,214
0.75%, 02/15/42	5,509,999	5,720,922
0.63%, 02/15/43	4,067,431	4,109,366
1.38%, 02/15/44	6,153,841	7,355,748
0.75%, 02/15/45	6,831,284	7,118,403
1.00%, 02/15/46	3,543,820	3,955,789
Total U.S. Government Securities
(Cost $293,172,519)		309,232,605

Security	Number of Shares	Value ($)
Other Investment Company 0.5% of net assets
Money Market Fund 0.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.26% (a)	1,589,194	1,589,194
Total Other Investment Company
(Cost $1,589,194)		1,589,194

End of Investments.

At 08/31/16, the tax basis cost of the fund's investments was $297,326,929 and the unrealized appreciation and depreciation were $13,824,341 and ($329,471), respectively, with a net unrealized appreciation of $13,494,870.
(a)	The rate shown is the 7-day yield.

70    See financial notes

Schwab Treasury Inflation Protected Securities Index Fund
Portfolio Holdings continued
The following is a summary of the inputs used to value the fund's investments as of August 31, 2016 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
U.S. Government Securities[1]	$—	$309,232,605	$—	$309,232,605
Other Investment Company[1]	1,589,194	—	—	1,589,194
Total	$1,589,194	$309,232,605	$—	$310,821,799
[1]	As categorized in Portfolio Holdings.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended August 31, 2016.
See financial notes    71

Schwab Treasury Inflation Protected Securities Index Fund
Statement of
Assets and Liabilities
As of August 31, 2016
Assets
Investments, at value (cost $294,761,713)		$310,821,799
Receivables:
Investments sold		2,568,306
Interest		402,934
Fund shares sold		165,639
Dividends		225
Prepaid expenses	+	14,622
Total assets		313,973,525
Liabilities
Payables:
Investments bought		4,135,038
Investment adviser and administrator fees		34,401
Shareholder service fees		3,038
Fund shares redeemed		318,006
Accrued expenses	+	60,260
Total liabilities		4,550,743
Net Assets
Total assets		313,973,525
Total liabilities	–	4,550,743
Net assets		$309,422,782
Net Assets by Source
Capital received from investors		292,508,759
Net investment income not yet distributed		4,406,605
Net realized capital losses		(3,552,668)
Net unrealized capital appreciation		16,060,086

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$309,422,782		27,169,430		$11.39

72    See financial notes

Schwab Treasury Inflation Protected Securities Index Fund
Statement of
Operations
For the period September 1, 2015 through August 31, 2016
Investment Income (Loss)
Interest		$4,824,314
Dividends	+	1,142
Total investment income		4,825,456
Expenses
Investment adviser and administrator fees		834,198
Shareholder service fees		642,346
Portfolio accounting fees		51,582
Professional fees		51,225
Shareholder reports		31,334
Transfer agent fees		29,860
Registration fees		18,111
Independent trustees' fees		12,203
Custodian fees		10,449
Proxy fees		8,704
Interest expense		53
Other expenses	+	2,797
Total expenses		1,692,862
Expense reduction by CSIM and its affiliates	–	1,155,780
Net expenses	–	537,082
Net investment income		4,288,374
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(1,106,342)
Net change in unrealized appreciation (depreciation) on investments	+	10,813,939
Net realized and unrealized gains		9,707,597
Increase in net assets resulting from operations		$13,995,971
See financial notes    73

Schwab Treasury Inflation Protected Securities Index Fund
Statement of
Changes in Net Assets
For the current and prior report periods
Operations
	9/1/15-8/31/16		9/1/14-8/31/15
Net investment income		$4,288,374	$1,921,303
Net realized gains (losses)		(1,106,342)	471,404
Net change in unrealized appreciation (depreciation)	+	10,813,939	(10,519,161)
Increase (decrease) in net assets from operations		13,995,971	(8,126,454)
Distributions to Shareholders
Distributions from net investment income		(2,012,737)	(3,629,842)
Distributions from net realized gains	+	(751,716)	(442,836)
Total distributions		($2,764,453)	($4,072,678)

Transactions in Fund Shares
		9/1/15-8/31/16		9/1/14-8/31/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		6,958,434	$77,249,706	8,924,405	$99,079,388
Shares reinvested		208,527	2,222,903	300,652	3,331,220
Shares redeemed	+	(5,046,770)	(55,428,669)	(8,068,301)	(89,485,391)
Net transactions in fund shares		2,120,191	$24,043,940	1,156,756	$12,925,217
Shares Outstanding and Net Assets
		9/1/15-8/31/16		9/1/14-8/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		25,049,239	$274,147,324	23,892,483	$273,421,239
Total increase	+	2,120,191	35,275,458	1,156,756	726,085
End of period		27,169,430	$309,422,782	25,049,239	$274,147,324
Net investment income not yet distributed			$4,406,605		$1,991,570
74    See financial notes

Schwab Bond Funds
Financial Notes
1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Investments (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
Schwab Investments (organized October 26, 1990)	Schwab Treasury Inflation Protected Securities Index Fund
Schwab Short-Term Bond Market Fund	Schwab Tax-Free Bond Fund™
Schwab Intermediate-Term Bond Fund	Schwab California Tax-Free Bond Fund™
Schwab Total Bond Market Fund	Schwab 1000 Index® Fund
Schwab GNMA Fund	Schwab Global Real Estate Fund™

Each fund in this report offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds' Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.
2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The funds invest in certain other investment companies (underlying funds). For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC).
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
•   Bonds and notes: Bonds and notes are valued at halfway between the most recent bid and ask quotes or, if such quotes are unavailable, at prices for securities of comparable maturity, credit quality and type. Valuations for bonds and notes are provided by independent bond-pricing services.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
•   Short-term securities (60 days or less to maturity): A short-term security may be valued at its amortized cost when it approximates the security's market value.
75

Schwab Bond Funds
Financial Notes (continued)
2. Significant Accounting Policies (continued):
•  Underlying funds: Mutual funds are valued at their respective NAVs.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•  Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
•  Level 3—significant unobservable inputs (including the funds' own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds' results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds' investments as of August 31, 2016 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Inflation-Protected Securities: The Schwab Treasury Inflation Protected Securities Index Fund invests in inflation-protected securities. Inflation-protected securities are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these instruments is generally fixed at issuance at a rate lower than typical bonds or notes. Over the life of an inflation-indexed instrument, however, interest will be paid based on a principal value, which is adjusted for any inflation or deflation. Any increase or decrease in the principal amount of an inflation-protected security will be included as an addition or reduction to interest income on the Statement of Operations, even though investors do not receive their principal until maturity.
TBA Commitments: The funds may enter into “TBA” (to be announced) commitments to purchase or sell securities for a fixed price at a future date. Payments or proceeds of TBA commitments are not delivered until the contractual settlement date. Unsettled TBA commitments are valued at the current market value generally according to the procedures described above in the Security Valuation section. The funds' use of TBA commitments may cause the funds to experience higher portfolio turnover and higher transaction costs.
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Financial Notes (continued)
2. Significant Accounting Policies (continued):
Agency MBS and TBA Transactions: The Treasury Market Practices Group (TMPG) of the Federal Reserve Bank of New York recommended the margining of certain forward-settling Agency MBS transactions to reduce counterparty credit risk. The TMPG recommended market participants exchange two-way variation margin on a regular basis. The Schwab Intermediate-Term Bond Fund, Schwab Total Bond Market Fund and Schwab GNMA Fund post and receive variation margin with certain counterparties in instances where the unrealized gain/loss on such transactions exceeds certain pre-determined thresholds. The variation margin, if any, is disclosed on the Statement of Assets and Liabilities.
In August 2016, the Financial Industry Regulatory Authority (FINRA) issued amendments to FINRA Rule 4210 (Margin Requirements). The rule was amended to include the margining of certain forward-settling MBS transactions, including TBAs, and includes some of the practices recommended by the TMPG. The rule becomes effective in two phases: The amendments relating to the risk limit determination requirements are effective on December 15, 2016. All other amendments pursuant to the rule change go into effect on December 15, 2017, which includes the posting and receiving of variation margin with certain counterparties in instances where the unrealized gain/loss on such TBA transactions exceeds certain pre-determined thresholds. Management is currently evaluating the impact of this rule amendment and intends to comply with those changes.
Delayed Delivery Transactions and When-Issued Securities. During the period, certain funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the funds' Portfolio Holdings. The funds may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the funds identify securities as segregated in their records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.
Securities Lending: Under the trust’s Securities Lending Program, a fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides a fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating under Rule 2a-7 of the 1940 Act. Each fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities lending agreements allow the funds or the lending agent to terminate any loan at any given time and the securities must be returned within the earlier of the standard trade settlement period or the specified time period under the relevant securities lending agreement. Securities lending income, as disclosed in each fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between a fund and the lending agent.The aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan (at market value computed at the time of the loan). Total costs and expenses, including lending agent fees and broker rebates associated with securities lending activities under the trust’s Securities Lending Program paid to the unaffiliated lending agents were approximately 15% of gross lending revenues through October 2, 2015. For the subsequent period through November 30, 2015, the total costs and expenses paid to the unaffiliated lending agents range from 10% to 15%, with subsequent breakpoints to a low of 7.5%, of gross lending revenue. After December 1, 2015, the total costs and expenses paid to the unaffiliated lending agents start at 10% of gross lending revenue, with subsequent breakpoints to a low of 7.5%.
The value of the securities on loan and the related collateral as of August 31, 2016, if any, are disclosed in each fund's Portfolio Holdings. The value of the securities on loan and the investment of cash collateral are also disclosed in each fund's Statement of Assets and Liabilities.
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Financial Notes (continued)
2. Significant Accounting Policies (continued):
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved. Gains and losses from paydowns on mortgage and asset backed securities are recorded as adjustments to interest income.
(d) Investment Income:
Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes premiums and accretes discounts from the purchase settlement date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium and accretes discounts to the security’s call date and price, rather than the maturity date and price.
(e) Expenses:
Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.
(f) Agency Mortgage-Backed Securities Charges:
Due to market conditions or other reasons, delivery of U.S. Treasury securities, agency debt and agency mortgage-backed securities may not occur on a timely basis. In these instances, a fund may fail to receive a security purchased causing the fund to be unable to deliver a security sold. The TMPG recommends voluntary fail charges when securities are not delivered as agreed by the parties.
During the period ended August 31, 2016, the funds received and paid out the following amounts for agency mortgage-backed securities not received or delivered on a timely basis:
	Fail Charges Received	Fail Charges Paid
Schwab Short-Term Bond Market Fund	$—	$—
Schwab Intermediate-Term Bond Fund	40,602	38,252
Schwab Total Bond Market Fund	19,308	21,747
Schwab GNMA Fund	41,014	38,373
Schwab Treasury Inflation Protected Securities Index Fund	—	—
(g) Distributions to Shareholders:
The Schwab Short-Term Bond Market Fund, Schwab Intermediate-Term Bond Fund, Schwab Total Bond Market Fund and the Schwab GNMA Fund declare distributions from net investment income, if any, every day they are open for business. These distributions, which are substantially equal to a fund’s net investment income for that day, are paid out to shareholders once a month. The Schwab Treasury Inflation Protected Securities Index Fund declares and pays distributions from net investment income, if any, quarterly. All the funds make distributions from net realized capital gains, if any, once a year.
(h) Custody Credit:
The funds have an arrangement with their custodian bank, State Street Bank and Trust Company (State Street), under which the funds may receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.
(i) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
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Schwab Bond Funds
Financial Notes (continued)
2. Significant Accounting Policies (continued):
(j) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(k) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.
3. Risk Factors:
The funds invest mainly in corporate bonds, mortgage-backed and asset-backed securities, government or municipal obligations, and other debt securities. These investments may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below:
Market Risk. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of a shareholder's investment in the funds will fluctuate, which means that the shareholder could lose money.
Interest Rate Risk. The funds’ investments in fixed income securities are subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, a fund’s yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also may be low. Changes in interest rates also may affect the fund's share price: a rise in interest rates could cause the fund's share price to fall. The longer the fund’s portfolio duration, the more sensitive to interest rate movements its share price is likely to be. Because interest rates in the United States are at, or near, historically low levels, a change in a central bank's monetary policy or improving economic conditions may result in an increase in interest rates.
Tracking Error Risk. Certain funds are designed to track the performance of their comparative index, although they may not be successful in doing so. The divergence between the performance of a fund and its comparative index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund is not required to invest any percentage of its assets in securities represented in its comparative index and may not invest in certain securities in its comparative index, or match the securities' weightings to its comparative index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error.
Credit Risk. The funds are subject to the risk that a decline in the credit quality of a portfolio investment could cause the funds to lose money or underperform. The funds could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations.
Liquidity Risk. The funds may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the funds may have to sell them at a loss.
Prepayment and Extension Risk. The funds' portfolio investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the funds to hold securities paying lower-than-market rates of interest, which could hurt the funds' yield or share price.
High Yield Risk. High-yield securities and unrated securities of similar credit quality (sometimes called junk bonds) that the funds may invest in are subject to greater levels of credit and liquidity risks, and may be more volatile than higher-rated securities. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.
Foreign Investment Risk. The funds' investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including
79

Schwab Bond Funds
Financial Notes (continued)
3. Risk Factors (continued):
limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of a fund's investments, and could impair a fund's ability to meet its investment objective or invest in accordance with its investment strategy. To the extent a fund’s investments in a single country or a limited number of countries represent a larger percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political and social conditions in those countries and it may be subject to increased price volatility.
Emerging Market Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a fund's investments in emerging market countries, and at times, it may be difficult to value such investments.
Mortgage-Backed and Mortgage Pass-Through Securities Risk. Certain of the mortgage-backed securities in which a fund may invest are not backed by the full faith and credit of the U.S. government and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it was not obligated to do so. Mortgage-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. Because of prepayment and extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates — both increases and decreases — may quickly and significantly affect the value of certain mortgage-backed securities. Transactions in mortgage pass-through securities often occur through To Be Announced (TBA) transactions. Default by or bankruptcy of a counterparty to a TBA transaction would expose a fund to possible losses because of an adverse market action, expenses, or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction.
Mortgage Dollar Rolls Risk. Mortgage dollar rolls are transactions in which a fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase similar securities in the future at a predetermined price. A fund’s mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.
Derivatives Risk. Currently, the only type of derivatives certain funds invest in is futures. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, credit risk, leverage risk and market risk, are discussed elsewhere in this section. A fund’s use of futures is also subject to lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable futures transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular future may be valued incorrectly. Correlation risk is the risk that changes in the value of the future may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of futures may cause the fund to realize higher amounts of short-term capital gains. A fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and could cause the fund to lose more than the initial amount invested. However, these risks are less severe when a fund uses derivatives for hedging rather than to enhance the fund’s returns or as a substitute for a position or security. The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the funds to become a commodity pool, which would require the fund to comply with certain CFTC rules.
Securities Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.
Leverage Risk. Certain fund transactions, such as derivatives and mortgage dollar rolls, may give rise to a form of leverage and may expose the funds to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of a fund's portfolio securities. The use of leverage may cause a fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.
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Schwab Bond Funds
Financial Notes (continued)
4. Affiliates and Affiliated Transactions:
Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund's investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between it and the trust.
For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:
% of Average Daily Net Assets	Schwab Short-Term Bond Market Fund	Schwab Intermediate-Term Bond Fund	Schwab Total Bond Market Fund	Schwab GNMA Fund	Schwab Treasury Inflation Protected Securities Index Fund
First $500 million	0.30%	0.30%	0.30%	0.30%	0.30%
Over $500 million	0.22%	0.22%	0.22%	0.22%	0.22%
For the period ended August 31, 2016, the aggregate advisory fees paid to CSIM by the funds, as a percentage of each fund's average daily net assets were as follows:
Schwab Short-Term Bond Market Fund	Schwab Intermediate-Term Bond Fund	Schwab Total Bond Market Fund	Schwab GNMA Fund	Schwab Treasury Inflation Protected Securities Index Fund
0.30%	0.30%	0.25%	0.30%	0.30%
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, Schwab) (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds.
Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab, as distributor of the funds (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the funds). Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
Although these agreements specify certain fees for these services, CSIM and its affiliates have made an additional agreement with the funds, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses (expense limitation). The expense limitation as a percentage of average daily net assets is as follows:
Schwab Short-Term Bond Market Fund	Schwab Intermediate-Term Bond Fund	Schwab Total Bond Market Fund	Schwab GNMA Fund	Schwab Treasury Inflation Protected Securities Index Fund
0.29%	0.45%	0.29%	0.55%	0.19%
Schwab Total Bond Market Fund has paid legal expenses incurred in prior periods relating to the lawsuit discussed in note 9, as well as another lawsuit that was dismissed by a California court in April of 2011. The legal fees related to these lawsuits were non-routine and would not have been subject to the expense limitation agreement; however, CSIM and its affiliates have voluntarily agreed to include these expenses under the expense limitation agreement. This voluntary agreement is to advance the fund certain litigation expenses in connection with certain legal matters (excluding amounts paid in connection with judgments and settlements) to the extent necessary to maintain the expense limitation. The expenses advanced by CSIM pursuant to the contractual agreement are subject to repayment by the fund to the extent the expenses are subsequently paid or reimbursed to the fund by its insurance carriers.
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Schwab Bond Funds
Financial Notes (continued)
4. Affiliates and Affiliated Transactions (continued):
For legal expenses incurred from the commencement of these lawsuits through June 30, 2011, the fund paid a total of $1,353,656 of which $1,304,150 has been waived by CSIM subject to recoupment in accordance with the provisions noted above. Any legal expenses incurred from July 1, 2011 through August 31, 2016 related to these lawsuits were paid by CSIM and/or its affiliates.
Certain Schwab funds may own shares of other Schwab funds. The table below reflects the percentage of shares of each fund in this report that are owned by other Schwab funds as of August 31, 2016, as applicable:
	Underlying Funds
	Schwab Short-Term Bond Market Fund	Schwab Intermediate-Term Bond Fund	Schwab Total Bond Market Fund	Schwab Treasury Inflation Protected Securities Index Fund
Schwab MarketTrack Growth Portfolio	—%	—%	7.7%	—%
Schwab MarketTrack Balanced Portfolio	—%	—%	12.9%	—%
Schwab MarketTrack Conservative Portfolio	—%	—%	9.3%	—%
Schwab MarketTrack Growth Portfolio II	—%	—%	0.3%	—%
Schwab Target 2010 Fund	1.3%	—%	1.0%	1.2%
Schwab Target 2015 Fund	2.2%	—%	1.7%	2.1%
Schwab Target 2020 Fund	7.2%	1.1%	6.9%	4.8%
Schwab Target 2025 Fund	3.5%	1.5%	4.3%	1.0%
Schwab Target 2030 Fund	3.8%	3.1%	5.8%	—%
Schwab Target 2035 Fund	0.9%	1.3%	1.8%	—%
Schwab Target 2040 Fund	0.8%	2.6%	2.6%	—%
Schwab Target 2045 Fund	0.0%*	0.2%	0.2%	—%
Schwab Target 2050 Fund	0.0%*	0.1%	0.1%	—%
Schwab Target 2055 Fund	0.0%*	0.0%*	0.0%*	—%
Schwab Target 2060 Fund	—%	—%	0.0%*	—%
Schwab Monthly Income Fund — Moderate Payout	—%	2.8%	1.1%	—%
Schwab Monthly Income Fund — Enhanced Payout	—%	7.3%	2.8%	—%
Schwab Monthly Income Fund — Maximum Payout	—%	4.7%	1.8%	—%
Schwab Balanced Fund	—%	9.5%	5.1%	—%
*	Less than 0.05%.
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.
5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on each fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.
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Schwab Bond Funds
Financial Notes (continued)
6. Borrowing from Banks:
Prior to October 8, 2015, the funds had access to a committed line of credit of $150 million with State Street, an uncommitted line of credit of $100 million with Bank of America, N.A., and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The funds paid an annual fee to State Street for the committed line of credit. Effective October 8, 2015, the previous lines of credit were terminated and the funds became participants with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $530 million line of credit (the Credit Facility), which matured on October 6, 2016. Under the terms of the Credit Facility, in addition to the interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.125% per annum on its proportionate share of the unused portion of the Credit Facility. There were no borrowings from the line of credit during the period. On October 6, 2016, the Credit Facility was amended to run for a new 364 day period with an increased line of $555 million and a commitment fee of 0.15% per annum.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.
7. Purchases and Sales/Maturities of Investment Securities:
For the period ended August 31, 2016, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:
	Purchases of Long-Term U.S. Government Securities*	Purchases of Other Long-Term Securities	Total Purchases of Long-Term Securities
Schwab Short-Term Bond Market Fund	$225,519,366	$104,109,159	$329,628,525
Schwab Intermediate-Term Bond Fund	638,893,900	75,691,307	714,585,207
Schwab Total Bond Market Fund	1,116,073,790	191,628,612	1,307,702,402
Schwab GNMA Fund	1,312,131,995	—	1,312,131,995
Schwab Treasury Inflation Protected Securities Index Fund	89,540,917	—	89,540,917
	Sales/Maturities of Long-Term U.S. Government Securities*	Sales/Maturities of Other Long-Term Securities	Total Sales/Maturities of Long-Term Securities
Schwab Short-Term Bond Market Fund	$190,434,156	$74,047,918	$264,482,074
Schwab Intermediate-Term Bond Fund	573,851,851	142,421,081	716,272,932
Schwab Total Bond Market Fund	1,063,282,500	153,425,205	1,216,707,705
Schwab GNMA Fund	1,263,290,923	—	1,263,290,923
Schwab Treasury Inflation Protected Securities Index Fund	66,723,455	—	66,723,455
*	Includes securities guaranteed by U.S. Government Agencies.
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Schwab Bond Funds
Financial Notes (continued)
8. Federal Income Taxes:
As of August 31, 2016, the components of distributable earnings on a tax-basis were as follows:
	Schwab Short-Term Bond Market Fund	Schwab Intermediate-Term Bond Fund	Schwab Total Bond Market Fund	Schwab GNMA Fund	Schwab Treasury Inflation Protected Securities Index Fund
Undistributed ordinary income	$83,379	$1,545,934	$207,097	$181,439	$4,407,159
Undistributed long-term capital gains	—	913,327	—	—	—
Unrealized appreciation	4,210,669	7,844,129	59,698,667	5,266,691	13,824,341
Unrealized depreciation	(247,431)	(183,875)	(706,118)	(54,023)	(329,471)
Other unrealized appreciation/(depreciation)	—	(13,086)	—	(23,204)	—
Net unrealized appreciation/(depreciation)	$3,963,238	$7,647,168	$58,992,549	$5,189,464	$13,494,870
The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales.
Net investment income and realized capital gains and losses may differ for financial statement and tax purposes primarily due to differing treatments of paydown gains and losses and amortization of bond discounts and premiums.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of August 31, 2016, the funds had capital loss carryforwards available to offset future net capital gains before the expiration dates as follows:
Expiration Date	Schwab Short-Term Bond Market Fund	Schwab Intermediate-Term Bond Fund	Schwab Total Bond Market Fund	Schwab GNMA Fund	Schwab Treasury Inflation Protected Securities Index Fund
August 31, 2017	$30,633,553	$—	$78,777,678	$—	$—
August 31, 2018	15,464,000	—	33,497,357	—	—
No expiration*	—	—	—	6,186,381	988,006
Total	$46,097,553	$—	$112,275,035	$6,186,381	$988,006
*	As a result of the passage of the Regulated Investment Company Modernization Act of 2010, capital losses incurred after December 31, 2010 may now be carried forward indefinitely, but must retain the character of the original loss.
For tax purposes, net realized capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended August 31, 2016, the funds had capital losses deferred, capital loss carryforwards utilized and capital losses expired as follows:
	Schwab Short-Term Bond Market Fund	Schwab Intermediate-Term Bond Fund	Schwab Total Bond Market Fund	Schwab GNMA Fund	Schwab Treasury Inflation Protected Securities Index Fund
Capital losses deferred	$—	$—	$806,695	$—	$—
Capital loss carryforwards utilized	436,924	—	2,872,128	2,699,963	—
Capital losses expired	1,964,165	—	—	—	—
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Schwab Bond Funds
Financial Notes (continued)
8. Federal Income Taxes (continued):
The tax-basis components of distributions paid during the current and prior fiscal years were as follows:
	Schwab Short-Term Bond Market Fund	Schwab Intermediate-Term Bond Fund	Schwab Total Bond Market Fund	Schwab GNMA Fund	Schwab Treasury Inflation Protected Securities
Current Period Distributions
Ordinary income	$4,689,164	$6,519,195	$29,470,942	$7,332,367	$2,015,003
Long-term capital gains	—	703,657	—	—	749,450
Prior Period Distributions
Ordinary income	$4,044,676	$6,945,699	$27,805,615	$7,106,722	$3,629,842
Long-term capital gains	—	501,356	—	—	442,836
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
Permanent book and tax basis differences, which are mainly due to differing treatments of paydown gains and losses and amortization of bond discounts and premiums, may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of August 31, 2016, the funds made the following reclassifications:
	Schwab Short-Term Bond Market Fund	Schwab Intermediate-Term Bond Fund	Schwab Total Bond Market Fund	Schwab GNMA Fund	Schwab Treasury Inflation Protected Securities Index Fund
Capital shares	($1,964,165)	$—	$—	$—	$—
Undistributed net investment income	—	983,065	2,071,713	2,537,757	139,398
Net realized capital gains and losses	1,964,165	(983,065)	(2,071,713)	(2,537,757)	(139,398)
As of August 31, 2016, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended August 31, 2016, the funds did not incur any interest or penalties.
9. Legal Matters:
On August 28, 2008, a class action lawsuit was filed in the U.S. District Court for the Northern District of California on behalf of investors in the Schwab Total Bond Market Fund. The lawsuit, which alleges breaches of contractual and fiduciary duties in connection with the fund’s investment policy, currently names CSIM and certain current and former fund Trustees as defendants. Allegations include that the fund failed to track the performance of its benchmark index for an approximately 18-month period between August, 2007 and February, 2009 and that it deviated from its stated investment objectives by investing in collateralized mortgage obligations (CMOs) and investing more than 25% of fund assets in CMOs and mortgage-backed securities. Plaintiffs seek unspecified compensatory damages and rescission damages, disgorgement, equitable and injunctive relief, and costs and attorneys’ fees. After proceedings before the District Court, all of plaintiffs’ claims were dismissed on March 2, 2011. Plaintiffs then appealed to the Ninth Circuit Court of Appeals. On March 9, 2015, the Ninth Circuit Court of Appeals reversed the District Court’s dismissal and remanded the case back to District Court. A petition by defendants for U.S. Supreme Court review of the Ninth Circuit decision was denied on October 6, 2015. In the interim, the case has been proceeding in District Court, with plaintiffs having filed a fourth amended complaint on June 25, 2015. Defendants moved to dismiss that complaint, and on October 6, 2015, the court dismissed plaintiffs’ contractual claims and the fiduciary duty claims against the fund and trust with prejudice, but declined to dismiss certain of plaintiffs’ claims for fiduciary breach against CSIM and certain current and former fund Trustees. On February 23, 2016, the court dismissed
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Schwab Bond Funds
Financial Notes (continued)
9. Legal Matters (continued):
plaintiffs' remaining claims with prejudice. Plaintiffs filed a Notice of Appeal on February 25, 2016. At this time the defendants are unable to estimate whether they will incur a liability or the range of any liability in this matter and any liability incurred could exceed the limits of any potentially applicable insurance policies.
10. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of:
Schwab Short-Term Bond Market Fund
Schwab Intermediate-Term Bond Fund
Schwab Total Bond Market Fund
Schwab GNMA Fund
Schwab Treasury Inflation Protected Securities Index Fund
In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Short-Term Bond Market Fund, Schwab Intermediate-Term Bond Fund, Schwab Total Bond Market Fund, Schwab GNMA Fund and Schwab Treasury Inflation Protected Securities Index Fund (five of the funds constituting Schwab Investments, hereafter referred to as the “Funds”) at August 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
San Francisco, California
October 17, 2016
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Other Federal Tax Information (unaudited)
Under Section 852 (b)(3)(C) of the Internal Revenue Code, certain funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended August 31, 2016:
Schwab Short-Term Bond Market Fund	$—
Schwab Intermediate-Term Bond Fund	703,657
Schwab Total Bond Market Fund	—
Schwab GNMA Fund	—
Schwab Treasury Inflation Protected Securities Index Fund	749,450
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Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the 1940 Act) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (Board or Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement (the Agreement) between Schwab Investments (Trust) and Charles Schwab Investment Management, Inc. (CSIM) with respect to the existing funds in the Trust, including Schwab Short-Term Bond Market Fund, Schwab Intermediate-Term Bond Fund, Schwab Total Bond Market Fund, Schwab GNMA Fund and Schwab Treasury Inflation Protected Securities Index Fund (Funds), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. The Board also receives extensive data provided by an independent provider of investment company data and an independent accounting firm. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of fund management and participate in question and answer sessions with representatives of CSIM.
The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Funds at meetings held on May 9, 2016, and June 1, 2016, and approved the renewal of the Agreement with respect to the Funds for an additional one year term at the meeting held on June 1, 2016. The Board’s approval of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;
2.	the Funds’ investment performance and how it compared to that of certain other comparable mutual funds;
3.	the Funds’ expenses and how those expenses compared to those of certain other comparable mutual funds;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the fund and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and retaining qualified personnel, and information security resources. The Trustees also considered Schwab’s wide range of products, services, and channel alternatives such as investment research tools and Internet access and an array of account features that benefit the Funds and certain of their shareholders. The Trustees also considered Schwab’s reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the Funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Fund supported renewal of the Agreement with respect to the Funds.
Fund Performance. The Board considered Fund performance in determining whether to renew the Agreement with respect to the Funds. Specifically, the Trustees considered the Funds’ performance relative to a peer category of other mutual funds and appropriate indices/benchmarks, in light of total return, yield, if applicable, and market trends. As part of this review, the Trustees considered the composition of the peer category,

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selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered the risk profile for such Fund and the appropriateness of the benchmark used to compare the performance of the Fund. The Trustees further considered the level of Fund performance in the context of its review of Fund expenses and adviser profitability discussed below and also noted that performance is reviewed throughout the year by a designated committee of the Board and by the Board. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreement with respect to the Funds.
Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s net operating expense ratio, in each case, in comparison to those of other comparable mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The Trustees considered the effects of CSIM’s and Schwab’s practice of waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep each Fund’s expense cap for so long as CSIM serves as the adviser to the Fund. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, such as exchange-traded funds and separately managed accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services CSIM provides to these other accounts, as well as differences in the market for these types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreement with respect to the Funds.
Profitability. The Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses and methodology, together with certain commentary thereon from an independent accounting firm. The Trustees also reviewed profitability of CSIM relating to the Schwab fund complex as a whole, noting the benefit to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across other funds in the complex. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the compensation and profitability with respect to each Fund under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to such Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Funds.
Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers or expense caps by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have previously committed resources to minimize the effects on shareholders of diseconomies of scale during periods when Fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered the existing contractual investment advisory fee schedules relating to the Funds that, in each case, include lower fees at higher graduated asset levels. Based on this evaluation, and in consideration of the previously negotiated commitments made by CSIM and Schwab as discussed above, the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.
In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.
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Trustees and Officers
The tables below give information about the trustees and officers of Schwab Investments, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 108 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) and President, PIMCO Funds.	108	Director, PS Business Parks, Inc. (2005 – 2012)
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research (2000 – present); Professor of Public Policy, Stanford University (1994 – 2015).	108	Director, Gilead Sciences, Inc. (2005 – present)
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner, Kochis Global (wealth management consulting) (May 2012 – present); Chairman and CEO, Aspiriant, LLC (wealth management) (Jan. 2008 – Apr. 2012).	108	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	108	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Adamas Pharmaceuticals, Inc. (2009 – present)
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services firm for consumers and small businesses) (Dec. 2008 – Sept. 2013).	108	Director, KLA-Tencor Corporation (2008 – present)
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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant, Patmore Management Consulting (management consulting) (2008 – present).	108	None
Charles A. Ruffel 1956 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2015)	Co-Chief Executive Officer, Kudu Investment Management, LLC (financial services) (Jan. 2015 – present); Partner, Kudu Advisors, LLC (financial services) (June 2008 – Jan. 2015); Advisor, Asset International, Inc. (publisher of financial services information) (Aug. 2008 – Jan. 2015).	108	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (Mar. 1990 – present).	108	Director, Eaton (2012 – present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – 2013)
Director, Oneok, Inc. (2009 – 2013)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)
Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (Feb. 1998 – present).	108	Board Member and Chairman of the Audit Committee, Ionis Pharmaceuticals (1994 – present) Lead Independent Director and Chair of Audit Committee, OUTFRONT Media Inc. (2014 – present)

Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer, The Charles Schwab Corporation (Oct. 2008 – present); President and Chief Executive Officer (Oct. 2008 – present), Director (May 2008 – present), Charles Schwab & Co., Inc.; Director, Charles Schwab Bank (Apr. 2006 – present); and Director, Schwab Holdings, Inc. (May 2008 – present).	108	Director, The Charles Schwab Corporation (2008 – present)
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Interested Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Marie A. Chandoha[2] 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (Mar. 2007 – Aug. 2010).	108	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Senior Executive Vice President and Chief Financial Officer, The Charles Schwab Corporation and Charles Schwab & Co., Inc. (July 2015 – present); Executive Vice President and Chief Financial Officer of The Charles Schwab Corporation and Charles Schwab & Co., Inc. (May 2007 – July 2015); Director, Charles Schwab & Co., Inc. (May 2007 – present); Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director, Executive Vice President and Chief Financial Officer, Schwab Holdings, Inc. (May 2007 – present).	108	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie A. Chandoha
1961
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2010)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (Mar. 2007 – Aug. 2010).
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Jan. 2016 – present); Assistant Treasurer, Schwab Funds and Laudus Funds (Dec. 2013 – Dec. 2015), Schwab ETFs (Nov. 2013 – Dec. 2015); Vice President, Charles Schwab Investment Management, Inc. (Oct. 2013 – present); Executive Director, J.P. Morgan Investor Services (Apr. 2011 – Sept. 2013); Assistant Treasurer, Massachusetts Financial Service Investment Management (May 2005 – Mar. 2011).
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Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – Dec. 2015); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – Dec. 2015) and Schwab ETFs (Oct. 2009 – Dec. 2015); Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Apr. 2005 – present).
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – Apr. 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (Apr. 2006 – Jan. 2008).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present), Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (Apr. 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Ms. Chandoha, and Mr. Martinetto are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
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Glossary
agency discount notes  Notes issued by federal agencies—known as Government Sponsored Enterprises, or GSEs—at a discount to their value at maturity. An agency discount note is a short-term investment offering a high degree of credit quality.
Alternative Minimum Tax (AMT)  A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.
asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset-backed securities  Bond or other debt securities that represent ownership in a pool of assets such as credit card debt.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
average rate  The average rate of interest paid annually by the fixed-income securities in a fund or portfolio.
Bloomberg Barclays U.S. Aggregate Bond Index  A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities, and commercial mortgage-backed securities.
Bloomberg Barclays U.S. Intermediate Aggregate Bond Index  An index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
Bloomberg Barclays U.S. Government/Credit: 1 – 5 Years Index  An index that includes investment-grade government and corporate bonds that are denominated in U.S. dollars and have maturities of one to five years. Bonds are represented in the index in proportion to their market value.
Bloomberg Barclays GNMA Index  An index that includes the mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA).
Bloomberg Barclays U.S. TIPS (Treasury Inflation-Protected Securities) Index  An index that measures the performance of fixed income securities with fixed-rate coupon payments that adjust for inflation, as measured by the Consumer Price Index for All Urban Consumers.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
call  An early repayment of a bond’s principal by the issuer, usually done because the issuer is able to refinance its bond debt at a lower rate.
call protection  A term used in reference to a bond that cannot be called by the issuer before maturity, or at least for many years from the present date. A bond that offers call protection can more reliably be expected to provide a given yield over a given number of years than a bond that could be called (assuming both bonds are of the same credit quality).
capital gain, capital loss  The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
certificate of participation  A municipal bond that is repaid from an annual budget appropriation rather than being backed by the full faith and credit of the issuer.
coupon, coupon rate  The annual rate of interest paid until maturity by the issuer of a debt security.
credit-enhanced securities  Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.
credit quality  The capacity of an issuer to make its interest and principal payments. See chart below.
Credit Ratings
Most major bond issuers arrange with a recognized independent rating organization, such as Standard & Poor’s (S&P) or Moody’s Investors Service, to rate the creditworthiness of their bonds. The spectrum of these ratings is divided into two major categories: investment grade and below investment grade (sometimes called “junk bonds”). Bonds rated below investment grade range from those that are considered to have some vulnerability to default to those that appear on the brink of default or are in default.

95

credit risk  The risk that a bond issuer may be unable to pay interest or principal to its bondholders.
discount rate  The implied rate on a debt security that does not pay interest but is bought at a discount and redeemed at face value when it matures.
duration A measure of an individual bond’s sensitivity to interest rates, expressed in years. Calculations of duration generally take into account the bond’s yield, interest payments, maturity date and call features.
weighted average duration A measure of the duration of all bonds in a fund’s portfolio, also expressed in years, based on the market value weighted average duration of each bond in the portfolio.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
general obligation bonds  Municipal bonds that are secured by the issuer’s full faith and credit, which typically is backed by the power of the issuer to levy taxes.
interest  Payments to bondholders (usually made twice a year) as compensation for loaning the bond principal to the issuer.
interest rate risk  The risk that a bond’s value will fluctuate if market interest rates change or are expected to change. Bond prices tend to move in the opposite direction of interest rates: when interest rates rise, bond prices tend to fall.
liquidity-enhanced security  A security that when tendered is paid from funds advanced by an entity other than the issuer (such as a large financial institution). Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities prior to their final maturity.
market risk  Those elements of risk that are common to all securities in an asset class, and therefore cannot be significantly reduced by diversification within the asset class. Also known as “systemic risk.”
maturity The maturity of a bond will generally be determined using a portfolio security’s final maturity date (date on which the final principal payment of a bond is scheduled to be paid); however, for securitized products, such as mortgage-backed securities and certain other asset-backed securities, maturity will be determined on an average life basis (weighted average time to receipt of all principal payments) by the investment adviser. Because pre-payment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted precisely. For securities with embedded demand features, such as puts or calls, either the demand date or the final maturity date will be used depending on interest rates, yields and other market conditions. The weighted average maturity (WAM) of a fund is dollar-weighted based upon the market value of a fund’s securities at the time of the calculation.
mortgage-backed securities  Bond or other debt securities that represent ownership in a pool of mortgage loans.
muni, municipal bonds, municipal securities  Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the
United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
prepayment risk  The risk that a mortgage-backed security may be paid off early, typically because interest rates have fallen and the homeowners who hold the underlying mortgages have refinanced those mortgages at lower rates. In this type of situation, the investor who held the mortgage-backed security will usually have to settle for a lower rate when reinvesting the principal.
refunded bond  A bond for which the principal and interest payments are secured or guaranteed by cash or U.S. government securities held in an escrow account.
restricted securities  Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.
revenue bonds  Municipal bonds that are issued to finance public works projects and are secured by revenue generated by the project (such as water and sewer fees) rather than the full faith and credit of the issuer.
section 4(2)/144A securities  Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.
taxable-equivalent yield  The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0%
(4.5% ÷ [1 – 0.25%] = 6.0%).
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.
yield to maturity  The annualized rate of return a bondholder could expect if the bond were held to maturity. In addition to interest payments, yield to maturity also factors in any difference between a bond’s current price and its principal amount, or face value.
96

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97

Notes

Notes

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.
Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-877-824-5615 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.csimfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.csimfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.
The Schwab Funds Family®
Stock Funds
Schwab Core Equity Fund™
Schwab Dividend Equity Fund™
Schwab Large-Cap Growth Fund™
Schwab Small-Cap Equity Fund™
Schwab Hedged Equity Fund™
Schwab Health Care Fund™
Schwab® International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company
    Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund™
Schwab® S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund™
Schwab MarketTrack All Equity Portfolio™
Schwab MarketTrack Growth Portfolio™
Schwab MarketTrack Balanced Portfolio™
Schwab MarketTrack Conservative Portfolio™
Schwab Target Funds
Schwab Target Index Funds
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout
Bond Funds
Schwab Short-Term Bond Market Fund™
Schwab Intermediate-Term Bond Fund™
Schwab Total Bond Market Fund™
Schwab GNMA Fund™
Schwab® Treasury Inflation Protected Securities Index Fund
Schwab Tax-Free Bond Fund™
Schwab California Tax-Free Bond Fund™
Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Some are linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.
[1]	You could lose money by investing in a money market fund. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Effective October 14, 2016, all Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The money market fund's sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds®
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This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
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Member SIPC®
Printed on recycled paper.
MFR13655-19
00179036

Annual report dated August 31, 2016, enclosed.
Schwab Tax-Free Bond Funds

Schwab Tax-Free
Bond Fund™
Schwab California
Tax-Free Bond Fund™

This wrapper is not part of the shareholder report.

Schwab Tax-Free Bond Funds
Annual Report
August 31, 2016
Schwab Tax-Free
Bond Fund
Schwab California
Tax-Free Bond Fund

This page is intentionally left blank.

Two ways investors can include bond funds in an asset allocation strategy.
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

Performance at a Glance
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.
Total Returns for the 12 Months Ended August 31, 2016
Schwab Tax-Free Bond Fund (Ticker Symbol: SWNTX)	5.37%
S&P National AMT-Free Municipal Bond Index	6.92%
Bloomberg Barclays 7-Year Municipal Bond Index	5.68%
Fund Category: Morningstar Municipal National Intermediate Bond	5.81%
Performance Details	pages 8-9

Schwab California Tax-Free Bond Fund (Ticker Symbol: SWCAX)	5.64%
S&P California AMT-Free Municipal Bond Index	6.92%
Bloomberg Barclays 7-Year Municipal Bond Index	5.68%
Fund Category: Morningstar Municipal California Intermediate/Short Bond	6.09%
Performance Details	pages 10-11

Minimum Initial Investment[1]	$ 100
All total return figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[1]	Please see prospectus for further detail and eligibility requirements.
2Schwab Tax-Free Bond Funds

From the President
Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.
Dear Shareholder,
Municipal (muni) bond prices rose as yields continued to fall during the 12-month reporting period ended August 31, 2016, helping the Schwab Tax-Free Bond Funds (the funds) post moderate gains. After the Federal Reserve’s first interest rate increase in almost a decade in December 2015, yields fell in the face of lackluster economic reports and signs of subdued inflation. In addition, during the period foreign investors increased their appetite for U.S. fixed-income securities as a more attractive alternative to falling (and in some cases negative) yields in their home markets. Muni bonds were further supported by consistent inflows into the asset class over the reporting period.
The 12-month period serves as a helpful reminder that fixed-income investing is a function of total returns as well as yield. Even when rates are historically low, changes in demand can lift bond prices and lead to positive returns, as was the case for both the Schwab Tax-Free Bond Fund and the Schwab California Tax-Free Bond Fund. The funds’ returns were also generally in line with those of peer funds with similar average durations.
In addition to the positive performance over the 12-month reporting period, another promising development for the asset class was stable credit quality. While Puerto Rico’s debt crisis captured headlines this year, most muni issuers continued to report improving financial stability as the economy recovered. (Please note that neither fund in this report held Puerto Rico bonds during the reporting period.) Because the finances of state and local government issuers rely on revenues tied to economic cycles, such as property, income and sales taxes, these issuers reported higher revenues and larger reserves as expected in a generally improving economy. However, many muni issuers continued to struggle with increasing expenses for retiree benefits, a situation many expect to continue for the foreseeable future.
At a time when yields are suppressed across the fixed-income spectrum, muni bonds enjoy a distinct advantage due to their exemption from federal and/or state income taxes. At Charles Schwab Investment Management, we believe that actively managed muni bond funds deserve a place in some investor portfolios as a means for managing risk and enhancing returns. The research we perform for the funds captures not only
Yield Advantage of Munis over Treasuries: For Five-Year bonds; Tax Brackets Shown are the Highest Applicable
This chart shows how much more the average five-year muni yielded than the average five-year Treasury after federal (or combined California and federal) income tax.
Data source: Bloomberg L.P.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views and portfolio holdings may have changed since the report date.
Schwab Tax-Free Bond Funds3

From the President continued

Municipal (muni) bond prices rose as yields continued to fall during the 12-month reporting period ended August 31, 2016, helping the Schwab Tax-Free Bond Funds (the funds) post moderate gains.

the credit outlook for muni bond issuers, but also helps to maintain the right mix of fixed- and variable-rate securities to maximize income.
Thank you for investing with Charles Schwab Investment Management, and for trusting us to help you achieve your financial goals. For more information about the Schwab Tax-Free Bond Funds, please continue reading this report, or you can find further details about the funds by visiting our website at www.csimfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Past performance is not an indication of future results.
4Schwab Tax-Free Bond Funds

The Investment Environment
Over the 12-month reporting period ended August 31, 2016, most fixed-income securities performed well. Heightened market volatility and mixed U.S. economic data increased demand for perceived safer assets, and supported the performance of many fixed-income investments. U.S. municipal bonds generated positive returns while yields generally fell (bond yields and bond prices move in opposite directions). For the reporting period, both the S&P National AMT-Free Muni Bond Index and the S&P California AMT-Free Muni Bond Index returned 6.92%.
U.S. short-term interest rate policy remained uncertain throughout reporting period. The Federal Reserve (Fed) raised the federal funds rate in December for the first time in almost 10 years, noting that subsequent increases would be measured and gradual. At that time, Fed projections were for four short-term interest rate hikes in 2016, while the market was pricing in two increases. However, as the reporting period continued, the likelihood of any additional increases declined. China’s decelerating economy, sharply fluctuating oil and commodity prices, and mixed economic data contributed to the Fed holding off on a short-term rate increase at meetings in March, April, and June. As inflation continued to measure below the Fed’s goal of 2% and the lasting effects of the Brexit vote were still uncertain, the federal funds was again left unchanged at the Fed’s final meeting of the reporting period in July.
While moves toward tighter monetary policy in the U.S. stalled over the reporting period, many other countries’ central banks maintained or increased accommodative policy measures to combat struggling economic growth and low inflation. The European Central Bank (ECB) expanded its bond purchase program and cut its deposit rate further into subzero territory. The ECB also launched a plan to provide cheap funding for European banks, enabling these banks to increase lending to both companies and consumers. Meanwhile, the Bank of Japan also expanded its quantitative easing program over the reporting period and introduced negative interest rates, following central bank interest rate policies in Switzerland, Sweden, and Denmark.
During the 12-month reporting period, oil prices continued to fluctuate in response to monetary policy, currency movements, and other changes in supply and demand. These price variations created pressure in credit markets globally, and also negatively impacted the budgets of many states that produce large amounts of U.S. oil. Early in the reporting period, several states proposed measures to address budget shortfalls due to depressed oil prices, including cuts to government spending, dipping into emergency funds, and the introduction of new taxes. Elevated global growth concerns due to Brexit at the end of June caused further oil price volatility, again weighing on the budgets of many oil-patch states.
Even with the heightened volatility seen over the reporting period, municipal finances generally improved as tax revenues increased and low interest rates globally made borrowing increasingly cheaper. However, instead of issuing new debt to take advantage of these low rates, many states used increased cash flows from tax revenues and other sources to pay for municipal projects. Because of this decline in new issuance, many municipalities are still below pre-financial crisis borrowing levels, keeping a ceiling on supply. At the same time, demand for municipal securities remained strong. A general flight to quality and uncertainty surrounding a Fed rate hike increased the appeal of muni bonds, as did the recent positive performance of these securities. This combination of supply and demand factors compressed credit spreads over the reporting period, and generally supported muni bond returns.
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views and portfolio holdings may have changed since the report date.
Schwab Tax-Free Bond Funds5

California State Investment Environment
California’s financial position has continued to improve with the state’s economic rebound. Higher tax revenues are now being directed toward one-time spending and boosting the rainy day fund.
California expects to report that it ended fiscal 2016 (7/1/15-6/30/16) with a general fund balance of $3.9 billion and a rainy day fund balance of $3.4 billion, which together are equal to about 6.3% of annual spending. State tax revenues through June 2016 were about $1.0 billion, or 0.8%, ahead of original budget projections, with strong personal income tax receipts offsetting lower corporation taxes. The 2016 budget largely reflected the Governor’s on-going financial priorities, with much of the growth in revenues directed to paying down accumulated recession-era liabilities and other one-time spending. It also provided California’s school districts with $7.6 billion of additional appropriations as required under Proposition 98's funding formula.
Governor Brown signed the fiscal 2017 budget on June 27, 2016. The general fund spending plan totals $122.5 billion, up from $115.6 billion in fiscal 2016, and includes a $3.3 billion addition to the budget stabilization account. The budget is designed to position the state for the next economic recession, with much of the still strong revenue growth set aside for reserves and one-time spending. The budget also boosts spending on K-12 and community college education by $5.6 billion and for the University of California and California State University by $300 million. The state projects ending fiscal 2017 with about $8.5 billion of reserves, or 6.9% of annual spending, including $6.7 billion in the rainy day fund.
As in other states, many of California’s local governments, public and private universities, and non-profit health systems issue bonds. Though the current outlook for state funding is improved, California’s earlier budget cuts have had varying impacts on the credit quality of these issuers. Although California school districts and community college districts receive over 55% of their total funding from the state, their general obligation bonds are secured by dedicated local property tax levies, not with state funding. The state projects that statewide assessed property values will grow by 6.2% for fiscal 2017, but the rate of growth varies significantly by district and there are still a few areas whose valuations have not yet returned to their pre-recession levels.
Counties are rebuilding their financial positions as economic growth is boosting property taxes and as their health systems benefit from California’s expansion of Medicaid under the Patient Protection and Affordable Care Act. The outlook for many of California’s cities has also improved, with stronger growth in sales and business taxes. However, they continue to face cost pressures especially in the areas of pensions and healthcare benefits. The City of Stockton formally exited bankruptcy protection in February 2015, while the City of San Bernardino continues to work toward a reorganization plan. Stockton and San Bernardino were both centers for the recent housing market boom and bust.
California’s essential service enterprises and healthcare providers, such as the Metropolitan Water District of Southern California, the Los Angeles Department of Water and Power, the Bay Area Toll Authority and Providence St. Joseph Health have been generally insulated from the state’s earlier financial difficulties as they pay off their bonds with revenues received from the services they provide to customers. While California has endured four consecutive years of drought, the economic impact of the drought has primarily affected the state’s agricultural sector, which accounts for about 2.1% of the state’s gross domestic product. The state’s largest water agencies have responded through conservation measures, rate adjustments and draws on stored supply.
California’s economy has significantly rebounded from the recent recession and is growing at a moderate pace. The state gained 374,600 jobs from July 2015 to July 2016, a 2.3% increase, continuing on from the 465,900 jobs gained in calendar year 2015. California’s unemployment rate declined to 5.5% in July 2016, down from 6.1% in July 2015. That compares to the national average of 4.9% for July 2016.
With its diversified and recovering economy and finances, California’s credit quality has been on an upward trend after years of managing structural budget imbalances. At the end of the report period, the state’s general obligation ratings were Aa3 from Moody’s Investors Service, AA- from Standard & Poor’s Global Ratings, and AA- from Fitch Ratings. Fitch upgraded its rating from A+ in August 2016.
6Schwab Tax-Free Bond Funds

Fund Management
Kenneth Salinger, CFA, Vice President and Head of Tax-Exempt Strategies, leads the portfolio management team for Schwab’s national and state-specific tax-free bond funds and municipal money market funds. He also has overall responsibility for all aspects of the management of each of the tax-free bond funds. Prior to joining CSIM in 2008, Mr. Salinger was a senior portfolio manager at Wells Capital Management, working on a team that managed municipal bond assets. He worked at American Century Investments from 1992 to 2006, where he was a vice president and senior portfolio manager, responsible for daily management of a number of national and state specific municipal bond funds. Mr. Salinger has worked in fixed-income asset management since 1994.

John Khodarahmi, Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2015, Mr. Khodarahmi was a Vice President and Senior Municipal Trader at Eaton Vance Management for the firm’s tax-free bond funds since 2002. He has worked in fixed-income asset management and trading since 1992.
Schwab Tax-Free Bond Funds7

Schwab Tax-Free Bond Fund
The Schwab Tax-Free Bond Fund (the fund) seeks high current income exempt from federal income tax, consistent with capital preservation. To pursue its goal, the fund primarily invests in investment-grade municipal securities (munis) — those in the four highest credit rating categories (rated AAA to BBB- or the unrated equivalent as determined by the investment adviser). The fund does not currently intend to invest in munis whose interest is subject to the alternative minimum tax; however this would not prevent the fund from investing in such securities as a temporary defensive measure. For more information on the fund’s investment objective and principal investment strategies, please see the fund’s prospectus.
Market Highlights. U.S. bonds generated moderate returns over the 12-month reporting period as falling yields on intermediate- and longer-term bonds translated into gains for many fixed-income investments. Short-term yields initially rose when the Federal Reserve (Fed) increased the federal funds rate in December, and then leveled off as the reporting period continued.
During the reporting period, market volatility remained heightened amid lackluster global growth and sharply fluctuating oil prices. Concerns lingered surrounding currency devaluations and China’s decelerating economy, and in late June, the U.K. unexpectedly voted to leave the European Union. These factors, along with inconsistent U.S. economic data, contributed to the Fed’s decision to leave short-term interest rates unchanged for the duration of the reporting period.
The low interest rate environment has made borrowing cheap, but many municipalities are hesitant to embark on new projects until the U.S. economy shows lasting signs of strength. New government-bond issues are at their lowest level in more than 20 years, at a time when improving credit quality and market volatility has driven up demand for fixed-income investments. Moderate supply combined with rising demand drove yields lower over the reporting period, and contributed to the positive performance of muni bonds.
Performance. The fund returned 5.37% for the 12-month period ended August 31, 2016, compared with the S&P National AMT-Free Municipal Bond Index (the comparative index), which returned 6.92%.
Positioning and Strategies. The fund generally maintains a sensitivity to interest rates within a conservative range to limit unexpected performance swings. Although this range is close to the fund’s peer group, the fund typically maintains a lower sensitivity to interest rates than the comparative index. With longer-term bond yields generally declining the most, this translated into a higher total return for the comparative index than for the fund.
Regarding bond-maturity strategies, the fund’s duration was approximately neutral to our peer group and remained relatively stable for the first half of the reporting period. As the year continued, the fund’s duration was extended after the evaluation of potential yield curve environments, and to maintain alignment with the fund’s peers.
The fund’s managers continue to monitor credit developments to assess risk and opportunity. The fund also continues to avoid Puerto Rico, having had no holdings there since October of 2013. The fund’s overall credit quality remained high.
As of 8/31/16:

Portfolio Composition % of investments
These tables show two different views of the fund’s portfolio: by type of security and credit quality of the security.
By Security Type[1]
Fixed Rate Bonds	92.6%
Other	5.7%
Pre-Refunded Bonds	1.7%
By Credit Quality[2]
AAA	14.8%
AA	43.2%
A	28.2%
BBB	12.6%
BB	0.7%
Unrated Securities	0.5%
Weighted Average Maturity[3]	5.6 Yrs
Weighted Average Duration[3]	5.6 Yrs
Management views and portfolio holdings may have changed since the report date.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	Based on ratings from Moody’s. The fund has selected Moody’s to provide credit ratings based on the recommendation from the fund’s investment adviser, who has determined that Moody’s strong depth and established expertise make it a reliable source for ratings of securities in which the fund may invest. Where Moody’s ratings are not available, Standard & Poor’s ratings are used. To the extent Standard & Poor’s does not provide a rating, the fund will use a rating provided by Fitch Ratings, Inc. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies.
[3]	See Glossary for definitions of maturity and duration.
8Schwab Tax-Free Bond Funds

Schwab Tax-Free Bond Fund
Performance and Fund Facts as of 8/31/16
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.
August 31, 2006 – August 31, 2016
Performance of Hypothetical
$10,000 Investment1,3

Average Annual Returns1,2,3
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Tax-Free Bond Fund (9/11/92)	5.37%	3.90%	4.45%
S&P National AMT-Free Municipal Bond Index	6.92%	4.57%	N/A
Bloomberg Barclays 7-Year Municipal Bond Index	5.68%	3.76%	4.91%
Fund Category: Morningstar Municipal National Intermediate Bond	5.81%	4.03%	3.98%
Fund Expense Ratios4: Net 0.49%; Gross 0.57%

Yields
30-Day SEC Yield[1,3]	1.00%
30-Day SEC Yield-No Waiver[1,5]	0.93%
Taxable-Equivalent Yield[6]	1.76%
12-Month Distribution Yield[1,3]	2.61%
Management views and portfolio holdings may have changed since the report date.
For index definitions, please see the Glossary.
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc.
[3]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the total return/yield may have been lower.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the Financial Highlights section of the financial statements.
[5]	Yield if fund expenses had not been partially absorbed by the investment adviser and its affiliates.
[6]	Taxable-equivalent yield assumes a federal regular income tax rate of 43.40%, which includes a Medicare surcharge rate of 3.8%. Your tax rate may be different.
Schwab Tax-Free Bond Funds9

Schwab California Tax-Free Bond Fund
The Schwab California Tax-Free Bond Fund (the fund) seeks high current income exempt from federal and California personal income tax that is consistent with capital preservation. To pursue its goal, the fund primarily invests in investment-grade municipal securities (munis) — those in the four highest credit rating categories (rated AAA to BBB- or the unrated equivalent as determined by the investment adviser)—from California issuers. The fund does not currently intend to invest in munis whose interest is subject to the alternative minimum tax; however this would not prevent the fund from investing in such securities as a temporary defensive measure. For more information on the fund’s investment objective and principal investment strategies, please see the fund’s prospectus.
Market Highlights. U.S. bonds generated moderate returns over the 12-month reporting period as falling yields on intermediate- and longer-term bonds translated into gains for many fixed-income investments. Short-term yields initially rose when the Federal Reserve (Fed) increased the federal funds rate in December, and then leveled off as the reporting period continued.
During the reporting period, market volatility remained heightened amid lackluster global growth and sharply fluctuating oil prices. Concerns lingered surrounding currency devaluations and China’s decelerating economy, and in late June, the U.K. unexpectedly voted to leave the European Union. These factors, along with inconsistent U.S. economic data, contributed to the Fed’s decision to leave short-term interest rates unchanged for the duration of the reporting period.
The low interest rate environment has made borrowing cheap, but many municipalities are hesitant to embark on new projects until the U.S. economy shows lasting signs of strength. New government-bond issues are at their lowest level in more than 20 years, at a time when improving credit quality and market volatility has driven up demand for fixed-income investments. This was also the case in California, where the state had its highest credit rating since 2001 but the supply of municipal securities is down over 4% since August of last year. Moderate supply combined with rising demand drove yields lower over the reporting period, and contributed to the positive performance of muni bonds.
Performance. The fund returned 5.64% for the 12-month period ended August 31, 2016, compared with the S&P California AMT-Free Municipal Bond Index (the comparative index), which returned 6.92%.
Positioning and Strategies. The fund generally maintains a sensitivity to interest rates within a conservative range to limit unexpected performance swings. Although this range is close to the fund’s peer group, the fund typically maintains a lower sensitivity to interest rates than the comparative index. With longer-term bond yields generally declining the most, this translated into a higher total return for the comparative index than for the fund.
Regarding bond-maturity strategies, the fund’s duration was approximately neutral to our peer group and remained relatively stable for the first half of the reporting period. As the year continued, the fund’s duration was extended after the evaluation of potential yield curve environments, and to maintain alignment with the fund’s peers.
As of 8/31/16:

Portfolio Composition % of investments
These tables show two different views of the fund’s portfolio: by type of security and credit quality of the security.
By Security Type[1]
Fixed Rate Bonds	91.6%
Pre-Refunded Bonds	4.4%
Other	4.0%
By Credit Quality[2]
AAA	3.0%
AA	58.0%
A	35.2%
BBB	3.7%
Unrated Securities	0.1%
Weighted Average Maturity[3]	5.7 Yrs
Weighted Average Duration[3]	5.7 Yrs
Management views and portfolio holdings may have changed since the report date.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	Based on ratings from Moody’s. The fund has selected Moody’s to provide credit ratings based on the recommendation from the fund’s investment adviser, who has determined that Moody’s strong depth and established expertise make it a reliable source for ratings of securities in which the fund may invest. Where Moody’s ratings are not available, Standard & Poor’s ratings are used. To the extent Standard & Poor’s does not provide a rating, the fund will use a rating provided by Fitch Ratings, Inc. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies.
[3]	See Glossary for definitions of maturity and duration.
10Schwab Tax-Free Bond Funds

Schwab California Tax-Free Bond Fund
Performance and Fund Facts as of 8/31/16
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.
August 31, 2006 – August 31, 2016
Performance of Hypothetical
$10,000 Investment1,3

Average Annual Returns1,2,3
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab California Tax-Free Bond Fund (2/24/92)	5.64%	4.29%	4.24%
S&P California AMT-Free Municipal Bond Index	6.92%	5.46%	N/A
Bloomberg Barclays 7-Year Municipal Bond Index	5.68%	3.76%	4.91%
Fund Category: Morningstar Municipal California Intermediate/Short Bond	6.09%	4.52%	4.06%
Fund Expense Ratios4: Net 0.49%; Gross 0.60%

Yields
30-Day SEC Yield[1,3]	0.81%
30-Day SEC Yield-No Waiver[1,5]	0.71%
Taxable-Equivalent Yield[6]	1.62%
12-Month Distribution Yield[1,3]	2.74%
Management views and portfolio holdings may have changed since the report date.
For index definitions, please see the Glossary.
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc.
[3]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the total return/yield may have been lower.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the Financial Highlights section of the financial statements.
[5]	Yield if fund expenses had not been partially absorbed by the investment adviser and its affiliates.
[6]	Taxable-equivalent yield assumes a federal regular income tax rate of 43.40%, which includes a Medicare surcharge rate of 3.8%, and effective California state personal income tax rate of 6.96%. Your tax rate may be different.
Schwab Tax-Free Bond Funds11

Fund Expenses (Unaudited)
Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning March 1, 2016 and held through August 31, 2016.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio[1] (Annualized)	Beginning Account Value at 3/1/16	Ending Account Value (Net of Expenses) at 8/31/16	Expenses Paid During Period[2] 3/1/16–8/31/16
Schwab Tax-Free Bond Fund
Actual Return	0.49%	$1,000.00	$1,022.30	$2.49
Hypothetical 5% Return	0.49%	$1,000.00	$ 1,022.64	$2.49
Schwab California Tax-Free Bond Fund
Actual Return	0.49%	$1,000.00	$ 1,023.50	$2.49
Hypothetical 5% Return	0.49%	$1,000.00	$ 1,022.64	$2.49

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 366 days of the fiscal year.
12Schwab Tax-Free Bond Funds

Schwab Tax-Free Bond Fund
Financial Statements
Financial Highlights
	9/1/15– 8/31/16	9/1/14– 8/31/15	9/1/13– 8/31/14	9/1/12– 8/31/13	9/1/11– 8/31/12
Per-Share Data
Net asset value at beginning of period	$11.82	$11.97	$11.36	$12.10	$11.62
Income (loss) from investment operations:
Net investment income (loss)	0.26 [1]	0.26 [1]	0.27	0.27	0.30
Net realized and unrealized gains (losses)	0.37	(0.03)	0.61	(0.58)	0.54
Total from investment operations	0.63	0.23	0.88	(0.31)	0.84
Less distributions:
Distributions from net investment income	(0.26)	(0.26)	(0.27)	(0.27)	(0.30)
Distributions from net realized gains	(0.06)	(0.12)	—	(0.16)	(0.06)
Total distributions	(0.32)	(0.38)	(0.27)	(0.43)	(0.36)
Net asset value at end of period	$12.13	$11.82	$11.97	$11.36	$12.10
Total return	5.37%	1.95%	7.86%	(2.65%)	7.34%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.49%	0.49%	0.49%	0.49%	0.49%
Gross operating expenses	0.57%	0.57%	0.58%	0.56%	0.59%
Net investment income (loss)	2.16%	2.21%	2.34%	2.27%	2.51%
Portfolio turnover rate	54% [2]	92%	81%	110%	102%
Net assets, end of period (x 1,000,000)	$708	$640	$627	$602	$684

1
Calculated based on the average shares outstanding during the period.
2
Historically low yields have led to large unrealized gains in existing positions. To limit taxable gains, Fund Management has decreased sale activity and thereby decreased portfolio turnover.
See financial notes    13

Schwab Tax-Free Bond Fund
Portfolio Holdings  as of August 31, 2016
This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.csimfunds.com/schwabfunds_prospectus.
For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date. The maturity date shown for all the securities is the final legal maturity.
Holdings by Category		Cost ($)	Value ($)
95.8%	Fixed-Rate Obligations	641,813,809	677,766,616
6.4%	Variable-Rate Obligations	45,234,392	45,405,856
102.2%	Total Investments	687,048,201	723,172,472
(2.2%)	Other Assets and Liabilities, Net		(15,603,908)
100.0%	Net Assets		707,568,564

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Fixed-Rate Obligations 95.8% of net assets
ALABAMA 0.4%
Birmingham
GO Bonds Series 2013A	0.00%	03/01/43 (b)(i)	500,000	555,600
GO Refunding Warrants Series 2010A	5.00%	02/01/18 (e)	1,160,000	1,231,433
Pell Special Care Facilities Financing Auth
RB (Noland Health Services) Series 2012A	5.00%	12/01/19	240,000	269,551
RB (Noland Health Services) Series 2012A	5.00%	12/01/20	900,000	1,039,788
				3,096,372
ALASKA 1.0%
Alaska Housing Finance Corp
State Capital Project Bonds II Series 2012A	5.00%	12/01/17	1,105,000	1,165,090
North Slope Borough
GO Bonds Series 2013A	5.00%	06/30/19	1,000,000	1,112,650
Service Area 10 Water & Wastewater Facilities RB Series 2014	5.00%	06/30/20	820,000	943,713
Service Area 10 Water & Wastewater Facilities RB Series 2014	5.00%	06/30/22 (b)	1,130,000	1,322,281
Service Area 10 Water & Wastewater Facilities RB Series 2014	5.00%	06/30/23 (b)	1,890,000	2,197,862
				6,741,596
ARIZONA 1.3%
Arizona Health Facilities Auth
Hospital RB (Phoenix Children's Hospital) Series 2013B	5.00%	02/01/43 (b)	1,000,000	1,139,390
Higley USD #60
GO & Refunding Bonds Series 2015	3.00%	07/01/18	550,000	571,874
GO & Refunding Bonds Series 2015	4.00%	07/01/19	420,000	456,708
GO & Refunding Bonds Series 2015	4.00%	07/01/20	530,000	590,282
Payson USD No.10
GO Bonds Series 2008B	5.75%	07/01/28 (b)(e)(g)(h)	1,375,000	1,502,710
Phoenix Elementary SD #1
GO Series 2016A	4.00%	07/01/26	525,000	633,659
Pima Cnty
COP Series 2013A	5.00%	12/01/17	550,000	579,199
COP Series 2013A	5.00%	12/01/18	400,000	436,208
COP Series 2013A	5.00%	12/01/19	500,000	564,220
GO Bonds Series 2012A	4.00%	07/01/22	140,000	161,339
Refunding COP Series 2013B	5.00%	12/01/16	625,000	631,994
Tucson
Refunding COP Series 2014	4.00%	07/01/22	700,000	801,612
Refunding COP Series 2014	4.00%	07/01/23 (a)	700,000	808,829
14    See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings continued
Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Univ Medical Center Corp
Hospital RB Series 2009	6.00%	07/01/18 (h)	300,000	329,229
				9,207,253
ARKANSAS 1.1%
Cabot
Sales & Use Tax Refunding & RB Series 2013	2.55%	06/01/43 (b)	770,000	793,985
Fayetteville
Sales & Use Tax Bonds Series 2013	2.80%	11/01/24	1,175,000	1,186,268
Fort Smith
Sales & Use Tax Refunding Bonds Series 2012	2.38%	05/01/27 (b)	25,000	25,037
Little Rock
Library Construction & Refunding Bonds Series 2012	3.10%	03/01/32 (b)	1,005,000	1,015,914
Sewer Refunding RB Series 2015	3.00%	04/01/23	735,000	807,023
Sewer Refunding RB Series 2015	5.00%	10/01/23	665,000	819,593
Sewer Refunding RB Series 2015	3.00%	04/01/24	1,210,000	1,335,973
Rogers
Sales & Use Tax Bonds Series 2015	2.13%	11/01/29 (b)	1,590,000	1,611,624
				7,595,417
CALIFORNIA 8.5%
ABAG Finance Auth
Refunding RB (Episcopal Sr Communities) Series 2012B	5.00%	07/01/19	1,000,000	1,098,910
Anaheim Public Financing Auth
Lease Refunding RB Series 2008	5.00%	08/01/17	955,000	993,229
California
GO Bonds	5.00%	11/01/32 (b)(e)	1,240,000	1,301,231
GO Bonds	5.00%	04/01/38 (b)	500,000	532,725
California Infrastructure & Economic Development Bank
RB (Sanford Consortium) Series 2010A	5.00%	05/15/27 (b)(e)	2,005,000	2,285,018
California Public Works Board
Lease Refunding RB Series 2014H	5.00%	12/01/20	1,605,000	1,884,495
California Statewide Communities Development Auth
RB (St. Joseph Health) Series 2000	4.50%	07/01/18	700,000	728,903
Fresno
Airport Refunding RB Series 2013A	5.00%	07/01/23	105,000	127,604
Airport Refunding RB Series 2013A	5.00%	07/01/30 (b)	90,000	106,941
Inglewood USD
GO Bonds Series A	5.25%	08/01/27 (b)	775,000	952,956
Jurupa Public Finance Auth
Special Tax RB Series 2014A	5.00%	09/01/21	600,000	709,782
Special Tax RB Series 2014A	5.00%	09/01/22	460,000	555,275
Kern Cnty
Refunding COP Series 2011A	5.00%	11/01/16	1,935,000	1,948,371
Los Angeles
Judgment Obligation Bonds Series 2010A	4.00%	06/01/19	2,520,000	2,732,764
Los Angeles Community Facilities District #4
Special Tax Refunding Bonds Series 2014	5.00%	09/01/26 (b)	1,500,000	1,833,630
Los Angeles Municipal Improvement Corp
Lease RB Series 2009A	5.00%	04/01/17	975,000	1,000,750
Lease RB Series 2009C	4.00%	09/01/16	1,050,000	1,050,000
Lease RB Series 2009C	4.00%	09/01/17	100,000	103,487
New Haven USD
GO Refunding Bonds Series 2014B	5.00%	08/01/21	1,000,000	1,196,120
Oakland Redevelopment Successor Agency
Sub Tax Allocation Refunding Bonds (Central District) Series 2013	5.00%	09/01/17	3,500,000	3,648,855
Oakland USD
GO Bonds Series 2015A	5.00%	08/01/27 (b)	1,295,000	1,648,315
GO Bonds Series 2015A	5.00%	08/01/28 (b)	1,000,000	1,264,860
Palo Alto
Limited Obligation Refunding Bonds Series 2012	4.00%	09/02/19	180,000	194,080
Limited Obligation Refunding Bonds Series 2012	4.00%	09/02/21	275,000	306,364
See financial notes    15

Schwab Tax-Free Bond Fund
Portfolio Holdings continued
Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Pasadena
Refunding COP Series 2015A	5.00%	02/01/27 (b)	750,000	947,790
Refunding COP Series 2015A	5.00%	02/01/28 (b)	785,000	985,646
Refunding COP Series 2015A	5.00%	02/01/29 (b)	700,000	871,122
Pasadena Public Financing Auth
Lease RB Series 2010A	5.00%	03/01/22 (b)	360,000	418,162
Pomona USD
GO Bonds Series 2008G	0.00%	08/01/32 (b)(f)	1,000,000	617,430
GO Bonds Series 2008G	0.00%	08/01/34 (b)(f)	1,000,000	567,370
GO Bonds Series 2008G	0.00%	08/01/36 (b)(f)	1,000,000	519,320
Rancho Cucamonga Successor Redevelopment Agency
Tax Allocation Refunding Bonds Series 2014	5.00%	09/01/26 (b)	755,000	942,965
Riverside Cnty Transportation Commission
Limited Sales Tax RB Series 2010A	5.00%	06/01/32 (b)	3,530,000	4,057,417
Salinas UHSD
GO BAN	0.00%	08/01/20 (b)(f)	2,000,000	1,882,040
San Diego Public Facilities Financing Auth
Lease Refunding RB Series 2010A	3.88%	03/01/18	2,165,000	2,271,388
San Diego USD
GO Bonds Series 2010C	0.00%	07/01/31 (f)	1,750,000	1,162,787
GO Bonds Series 2010C	0.00%	07/01/32 (f)	1,500,000	956,055
GO Bonds Series 2010C	0.00%	07/01/33 (f)	1,000,000	617,440
GO Bonds Series 2010C	0.00%	07/01/34 (f)	1,650,000	972,757
GO Bonds Series 2010C	0.00%	07/01/35 (f)	1,300,000	741,286
San Francisco CCD
GO Bonds Series 2010D	5.00%	06/15/29 (b)	1,000,000	1,135,690
San Mateo-Foster City SD
GO Refunding Bonds Series 2012	4.00%	09/01/18	1,885,000	2,014,556
GO Refunding Bonds Series 2012	5.00%	09/01/20	2,195,000	2,565,055
Santa Cruz Cnty Successor Redevelopment Agency
Tax Allocation Refunding Bonds 2014	5.00%	09/01/22	1,235,000	1,506,416
Tax Allocation Refunding Bonds 2014	5.00%	09/01/23	1,000,000	1,247,800
Tax Allocation Refunding Bonds 2014	5.00%	09/01/24	1,250,000	1,585,100
Tiburon/Belvedere Wastewater Financing Auth
RB (Marin Cnty Sanitary District #5) Series 2012	3.00%	10/01/21	140,000	155,200
Univ of California
Limited Project RB Series 2012G	5.00%	05/15/42 (b)	500,000	591,860
Upland
COP (San Antonio Community Hospital) Series 2011	5.50%	01/01/19	1,165,000	1,272,133
COP (San Antonio Community Hospital) Series 2011	5.50%	01/01/20	1,260,000	1,420,826
				60,230,276
COLORADO 1.4%
Boulder Cnty
COP Series 2015	5.00%	12/01/18	775,000	846,788
COP Series 2015	5.00%	12/01/24 (b)	375,000	435,330
COP Series 2015	5.00%	12/01/25 (b)	500,000	579,985
Colorado Health Facilities Auth
Hospital RB (Vail Valley Medical Center) Series 2015	5.00%	01/15/26	900,000	1,158,264
Hospital RB (Vail Valley Medical Center) Series 2015	5.00%	01/15/29 (b)	780,000	980,811
Refunding RB (Covenant Retirement Communities) Series 2015A	2.00%	12/01/16	515,000	516,365
Refunding RB (Covenant Retirement Communities) Series 2015A	3.00%	12/01/17	700,000	715,841
Refunding RB (Covenant Retirement Communities) Series 2015A	4.00%	12/01/18	575,000	607,597
Refunding RB (National Jewish Health) Series 2012	5.00%	01/01/19 (e)	1,735,000	1,829,228
Refunding RB (National Jewish Health) Series 2012	5.00%	01/01/21	1,900,000	2,058,479
Univ of Colorado Hospital Auth
RB Series 2012A	5.00%	11/15/16	440,000	444,105
				10,172,793
CONNECTICUT 0.6%
Greater New Haven Pollution Control Auth
Wastewater System Refunding RB Series 2014B	5.00%	08/15/26 (b)	625,000	784,019
16    See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings continued
Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Oxford
GO Refunding Bonds 2011	4.00%	08/01/17	1,405,000	1,447,276
GO Refunding Bonds 2011	4.00%	08/01/18	1,445,000	1,532,249
GO Refunding Bonds 2011	4.00%	08/01/19	450,000	490,109
Stamford
Water Pollution Control RB Series 2013A	5.00%	08/15/29 (b)	15,000	18,508
				4,272,161
DELAWARE 0.2%
Delaware State Housing Auth
Sr S/F Mortgage RB Series 2011A2	4.25%	07/01/29 (b)	1,015,000	1,053,925
DISTRICT OF COLUMBIA 0.2%
District of Columbia
Income Tax Secured RB Series 2009A	5.25%	12/01/27 (b)(e)	300,000	340,812
Income Tax Secured Refunding RB Series 2010A	5.00%	12/01/30 (b)	1,210,000	1,388,765
				1,729,577
FLORIDA 7.0%
Alachua Cnty Health Facilities Auth
Health Facilities RB (Shands Teaching Hospital & Clinics) Series 2008D1	6.25%	12/01/18	500,000	556,625
Florida Higher Educational Facilities Financing Auth
Refunding RB (Univ of Tampa) Series 2012A	5.00%	04/01/19	530,000	582,359
Refunding RB (Univ of Tampa) Series 2012A	5.25%	04/01/42 (b)	400,000	458,556
Florida Ports Financing Commission
Refunding RB Series 2011A	5.00%	10/01/28 (b)	1,500,000	1,765,665
Fort Myers
Refunding RB Series 2016	4.00%	12/01/32 (b)(d)	1,250,000	1,395,475
Refunding RB Series 2016	4.00%	12/01/33 (b)(d)	500,000	556,025
Refunding RB Series 2016	4.00%	12/01/34 (b)(d)	500,000	554,730
Hillsborough Cnty SD
Refunding COP Series 2010A	5.00%	07/01/24 (b)	3,385,000	3,836,864
Sales Tax Refunding RB Series 2015B	5.00%	10/01/21	1,500,000	1,786,365
Sales Tax Refunding RB Series 2015B	5.00%	10/01/23	2,000,000	2,478,560
Hollywood Community Redevelopment Agency
Refunding RB Series 2015	5.00%	03/01/24	3,000,000	3,604,680
Kissimmee Utility Auth
Electric System Sub Refunding RB Series 2003	5.25%	10/01/18	150,000	163,583
Martin Cnty Health Facilities Auth
Hospital RB (Martin Memorial Medical Center) Series 2015	5.00%	11/15/21	1,500,000	1,744,965
Hospital RB (Martin Memorial Medical Center) Series 2015	5.00%	11/15/23	1,500,000	1,795,815
Miami Beach Health Facilities Auth
Hospital Refunding & RB (Mt Sinai Medical Center) Series 2014	5.00%	11/15/21	100,000	117,421
Hospital Refunding & RB (Mt Sinai Medical Center) Series 2014	5.00%	11/15/22	150,000	179,718
Hospital Refunding & RB (Mt Sinai Medical Center) Series 2014	5.00%	11/15/24	400,000	492,600
Hospital Refunding & RB (Mt Sinai Medical Center) Series 2014	5.00%	11/15/25 (b)	250,000	305,962
Miami Beach RDA
Tax Increment Refunding RB Series 2015A	4.00%	02/01/17	700,000	709,576
Tax Increment Refunding RB Series 2015A	4.00%	02/01/18	410,000	428,093
Tax Increment Refunding RB Series 2015A	4.00%	02/01/19	840,000	901,790
Miami-Dade Cnty
Aviation RB Series 2010A	5.00%	10/01/20	500,000	581,780
Aviation RB Series 2010A	5.50%	10/01/26 (b)(d)	4,690,000	5,517,970
Aviation Refunding RB Series 2016A	5.00%	10/01/36 (b)	825,000	1,014,420
Rickenbacker Causeway RB Series 2014	5.00%	10/01/23	740,000	894,349
Rickenbacker Causeway RB Series 2014	5.00%	10/01/25 (b)	810,000	989,682
Rickenbacker Causeway RB Series 2014	5.00%	10/01/35 (b)	575,000	673,181
Rickenbacker Causeway RB Series 2014	5.00%	10/01/36 (b)	890,000	1,039,146
Miami-Dade Cnty Educational Facilities Auth
Refunding & RB (Univ of Miami) Series 2015A	5.00%	04/01/30 (b)	1,150,000	1,404,357
See financial notes    17

Schwab Tax-Free Bond Fund
Portfolio Holdings continued
Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Miami-Dade Cnty Expressway Auth
Toll System RB Series 2014A	5.00%	07/01/22	550,000	662,761
Toll System RB Series 2014A	4.00%	07/01/23	1,730,000	2,014,793
Toll System RB Series 2014A	5.00%	07/01/24	625,000	781,119
Orange Cnty Health Facilities Auth
RB (Nemours Foundation) Series 2009A	5.00%	01/01/18	300,000	316,551
RB (Nemours Foundation) Series 2009A	5.00%	01/01/19	545,000	597,140
Palm Beach Cnty Health Facilities Auth
Hospital Refunding RB (Boca Raton Regional Hospital) Series 2014	5.00%	12/01/22	800,000	949,360
Palm Beach Cnty Solid Waste Auth
RB Series 2009	5.25%	10/01/18 (a)	1,900,000	2,082,419
Pasco Cnty
Water & Sewer RB Series 2009A	5.00%	10/01/16	75,000	75,288
Port St. Lucie Utility System
Refunding RB Series 2014	5.00%	09/01/20	250,000	289,788
Refunding RB Series 2014	5.00%	09/01/21	250,000	297,615
Refunding RB Series 2014	5.00%	09/01/22	485,000	587,214
Refunding RB Series 2014	5.00%	09/01/23	350,000	431,721
Refunding RB Series 2016	4.00%	09/01/34 (b)	800,000	901,072
Refunding RB Series 2016	4.00%	09/01/36 (b)	1,000,000	1,116,980
Sumter County Industrial Development Auth
Hospital RB (Central FL Health Alliance) Series 2014A	5.00%	07/01/22	200,000	237,298
Hospital RB (Central FL Health Alliance) Series 2014A	5.00%	07/01/24 (b)	150,000	182,204
Tampa
Sales Tax Refunding RB Series 2010	4.00%	10/01/20	535,000	599,853
Sales Tax Refunding RB Series 2010	5.00%	10/01/21 (b)	140,000	161,620
Tampa Bay Water
Utility System Refunding RB Series 2011	5.00%	10/01/18	850,000	925,361
				49,740,469
GEORGIA 0.2%
Columbia Cnty
GO Sales Tax Bonds Series 2015	5.00%	04/01/20	300,000	343,446
GO Sales Tax Bonds Series 2015	5.00%	04/01/21	400,000	472,488
GO Sales Tax Bonds Series 2015	5.00%	04/01/22	200,000	242,008
GO Sales Tax Bonds Series 2015	5.00%	04/01/23	200,000	247,294
Fulton Cnty Development Auth
RB (Georgia State Univ) Series 2011	5.00%	10/01/17	185,000	192,635
				1,497,871
GUAM 0.2%
Guam Power Auth
RB Series 2014A	5.00%	10/01/20	500,000	569,265
RB Series 2014A	5.00%	10/01/25 (b)	720,000	860,004
				1,429,269
HAWAII 0.9%
Hawaii
GO Bonds Series 2013EH	5.00%	08/01/20	3,000,000	3,479,190
RB (HI Highway Rev) Series 2016A	4.00%	01/01/34 (b)(d)	1,250,000	1,432,150
Hawaii State Housing Finance & Development Corp
S/F Mortgage Purchase RB Series 2011B	4.50%	01/01/26 (b)	1,050,000	1,082,151
				5,993,491
IDAHO 0.8%
Nampa SD #131
GO Refunding Bonds Series 2011B	3.50%	08/15/19 (a)(e)	1,535,000	1,660,977
GO Refunding Bonds Series 2011B	4.00%	08/15/21 (a)(e)	1,835,000	2,108,415
GO Refunding Bonds Series 2011B	4.00%	08/15/22 (a)(e)	800,000	934,160
18    See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings continued
Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Univ of Idaho
General RB Series 2014	5.00%	04/01/21	350,000	412,909
General RB Series 2014	5.00%	04/01/24 (b)	200,000	238,924
General RB Series 2014	5.00%	04/01/26 (b)	300,000	355,374
				5,710,759
ILLINOIS 5.7%
Bellwood Village
GO Refunding Bonds Series 2014	4.00%	12/01/21	500,000	555,960
GO Refunding Bonds Series 2014	5.00%	12/01/32 (b)	1,755,000	2,023,620
GO Refunding Bonds Series 2016B	5.00%	12/01/27 (b)(d)	1,125,000	1,366,785
GO Refunding Bonds Series 2016B	5.00%	12/01/28 (b)(d)	1,000,000	1,206,010
Chicago
O'Hare General Airport Sr Lien Refunding RB Series 2015B	5.00%	01/01/28 (b)	1,750,000	2,146,585
O'Hare General Airport Sr Lien Refunding RB Series 2015B	5.00%	01/01/29 (b)	1,100,000	1,341,736
O'Hare PFC Refunding RB Series 2010D	5.00%	01/01/17 (e)	1,000,000	1,014,380
O'Hare PFC Refunding RB Series 2010D	5.00%	01/01/18 (e)	1,200,000	1,266,864
O'Hare PFC Refunding RB Series 2010D	5.00%	01/01/19 (e)	750,000	821,018
O'Hare PFC Refunding RB Series 2012A	5.00%	01/01/31 (b)(e)	4,950,000	5,678,640
Community Unit SD #300
GO Refunding Bonds Series 2013	5.25%	01/01/31 (b)	4,840,000	5,774,410
Illinois
GO Bonds Series March 2012	5.00%	03/01/20	1,000,000	1,095,130
GO Refunding Bonds Series February 2010	5.00%	01/01/18	2,325,000	2,430,090
GO Refunding Bonds Series June 2006	5.00%	01/01/19	1,220,000	1,304,729
Sales Tax Jr Obligation RB Series June 2010	5.00%	06/15/20	400,000	459,248
Illinois Finance Auth
RB (OSF Healthcare) Series 2015A	5.00%	11/15/23	700,000	854,833
RB (Rush Univ Medical Center) Series 2015A	5.00%	11/15/20	250,000	289,485
Refunding RB (Silver Cross Hospital & Medical Centers) Series 2015C	5.00%	08/15/25	450,000	549,261
Illinois Toll Highway Auth
Sr Toll Refunding RB Series 2016A	5.00%	12/01/32 (b)	2,500,000	3,082,900
Kankakee River Metropolitan Agency
Sr Lien Sewage Treatment Facility Refunding RB Series 2016	5.00%	05/01/24	1,185,000	1,404,723
Sr Lien Sewage Treatment Facility Refunding RB Series 2016	5.00%	05/01/25	1,240,000	1,486,958
Sr Lien Sewage Treatment Facility Refunding RB Series 2016	5.00%	05/01/26	1,305,000	1,577,367
Lincoln-Way Community Unit SD #210
GO Refunding Bonds Series 2013A	5.00%	01/01/27 (b)(e)	2,225,000	2,544,666
				40,275,398
INDIANA 1.3%
Indiana Finance Auth
Educational Facilities RB (Butler Univ) Series 2014	5.00%	02/01/20	145,000	163,051
Educational Facilities RB (Butler Univ) Series 2014	5.00%	02/01/21	250,000	287,735
Educational Facilities RB (Butler Univ) Series 2014	5.00%	02/01/22	320,000	374,237
Educational Facilities RB (Butler Univ) Series 2014	5.00%	02/01/23	380,000	450,121
Educational Facilities Refunding RB (Butler Univ) Series 2012A	5.00%	02/01/22	700,000	818,643
Educational Facilities Refunding RB (Butler Univ) Series 2012A	5.00%	02/01/24 (b)	1,940,000	2,285,572
RB (Community Foundation of Northwest IN) Series 2012	5.00%	03/01/17	480,000	490,287
RB (Community Foundation of Northwest IN) Series 2012	5.00%	03/01/18	1,000,000	1,061,910
RB (Community Foundation of Northwest IN) Series 2012	5.00%	03/01/19	1,000,000	1,098,050
State Revolving Fund Refunding Bonds Series 2010A	5.00%	02/01/19	945,000	1,042,562
Indiana Health Facility Financing Auth
Sub RB (Ascension Health) Series 2005A5	2.00%	11/01/27 (b)	940,000	949,992
				9,022,160
IOWA 0.1%
Iowa
Special Obligation Bonds Series 2010	5.00%	06/15/25 (b)(g)(h)	570,000	660,077
See financial notes    19

Schwab Tax-Free Bond Fund
Portfolio Holdings continued
Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
KANSAS 1.1%
Butler Cnty USD #375
GO Refunding Bonds Series 2014-1	4.00%	09/01/22	150,000	172,058
Finney Cnty USD #457
GO Refunding Bonds Series 2016A	5.00%	09/01/25	1,265,000	1,589,586
GO Refunding Bonds Series 2016A	5.00%	09/01/26	2,035,000	2,592,183
Johnson Cnty USD No. 231
GO Revenue & Refunding Bonds Series 2016A	5.00%	10/01/33 (b)	1,000,000	1,226,610
GO Revenue & Refunding Bonds Series 2016A	4.00%	10/01/35 (b)	2,000,000	2,233,780
Olathe
Health Facilities RB (Olathe Medical Center) Series 2012A	4.00%	09/01/21	120,000	135,768
				7,949,985
KENTUCKY 0.5%
Kentucky
COP 2015	4.00%	06/15/24	400,000	466,812
COP 2015	5.00%	06/15/25	400,000	504,288
Kentucky Economic Development Finance Auth
Hospital RB (Baptist Healthcare) Series 2009A	5.00%	08/15/18	750,000	803,445
Kentucky State Property & Buildings Commission
Refunding RB Series A	5.00%	08/01/20	1,210,000	1,391,403
				3,165,948
LOUISIANA 0.6%
Louisiana Public Facilities Auth
Refunding RB (Ochsner Clinic Fdn) Series 2015	4.00%	05/15/19	250,000	270,145
Refunding RB (Ochsner Clinic Fdn) Series 2015	5.00%	05/15/21	800,000	940,592
Refunding RB (Ochsner Clinic Fdn) Series 2015	5.00%	05/15/23	350,000	428,817
New Orleans
GO Refunding Bonds Series 2015	4.00%	12/01/18	700,000	748,272
GO Refunding Bonds Series 2015	4.00%	12/01/19	700,000	766,542
Sewerage Service Refunding RB Series 2014	5.00%	06/01/20	550,000	627,742
Sewerage Service Refunding RB Series 2014	5.00%	06/01/21	400,000	468,924
Sewerage Service Refunding RB Series 2014	5.00%	06/01/22	250,000	297,270
				4,548,304
MARYLAND 0.4%
Baltimore
Water RB Series 2013A	5.00%	07/01/19	750,000	838,740
Water RB Series 2013A	5.00%	07/01/20	150,000	173,181
Water RB Series 2013A	5.00%	07/01/21	450,000	534,483
Maryland Health & Higher Educational Facilities Auth
RB (Frederick Memorial Hospital) Series 2012A	5.00%	07/01/20	335,000	379,384
RB (Meritus Medical Center) Series 2015	5.00%	07/01/23	1,000,000	1,207,380
				3,133,168
MASSACHUSETTS 1.9%
Braintree
GO Refunding Bonds	5.00%	05/15/29	180,000	242,759
Chatham
GO Refunding Bonds	5.00%	07/01/17 (e)	245,000	254,050
Massachusetts Development Finance Agency
RB (Berklee College Of Music) Series 2016	4.00%	10/01/36 (b)	1,000,000	1,123,460
RB (Lahey Health System) Series 2015F	5.00%	08/15/27 (b)	500,000	624,355
RB (Lahey Health System) Series 2015F	5.00%	08/15/28 (b)	1,350,000	1,651,809
RB (SABIS International Charter School) Series 2015	4.00%	04/15/20	640,000	683,866
RB (SABIS International Charter School) Series 2015	5.00%	04/15/25	500,000	588,935
RB (Tufts Medical Center) Series 2011I	5.00%	01/01/17	1,000,000	1,014,160
RB (Tufts Medical Center) Series 2011I	5.00%	01/01/18	885,000	933,887
20    See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings continued
Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Refunding RB (South Shore Hospital) Series 2016I	4.00%	07/01/36 (b)	500,000	544,290
Refunding RB (South Shore Hospital) Series 2016I	5.00%	07/01/41 (b)	1,000,000	1,200,780
Massachusetts HFA
RB (MA Hsg S/F Home) Series 183	3.50%	12/01/46 (b)	3,750,000	4,035,262
Massachusetts Turnpike Auth
RB Series 1993A	5.00%	01/01/20 (h)	440,000	473,647
				13,371,260
MICHIGAN 3.0%
Grand Rapids
Sanitary Sewer System Refunding RB Series 2010	5.00%	01/01/25	700,000	889,350
Sanitary Sewer System Refunding RB Series 2010	5.00%	01/01/27	1,395,000	1,821,842
Sanitary Sewer System Refunding RB Series 2013	5.00%	01/01/25 (b)	135,000	164,171
Karegnondi Water Auth
RB Series 2014A	5.00%	11/01/24 (b)	1,645,000	1,962,403
RB Series 2014A	5.00%	11/01/25 (b)	1,100,000	1,308,890
Livonia SD
ULT GO Bonds Series 2016 II	5.00%	05/01/31 (b)	2,675,000	3,279,523
Michigan Finance Auth
Limited Obligation Refunding RB (College for Creative Studies) Series 2015	5.00%	12/01/26 (b)	940,000	1,080,286
Limited Obligation Refunding RB (College for Creative Studies) Series 2015	5.00%	12/01/27 (b)	585,000	668,719
Limited Obligation Refunding RB (College for Creative Studies) Series 2015	5.00%	12/01/28 (b)	535,000	607,086
Limited Obligation Refunding RB (College for Creative Studies) Series 2015	5.00%	12/01/29 (b)	590,000	667,337
Limited Obligation Refunding RB (College for Creative Studies) Series 2015	5.00%	12/01/30 (b)	400,000	451,504
Michigan Housing Development Auth
S/F Mortgage RB Series 2015A	4.00%	06/01/46 (b)	2,945,000	3,209,579
Michigan Trunk Line Fund
Refunding Bonds Series 2009	5.00%	11/01/22 (b)	1,835,000	2,064,944
Troy
LT GO Bonds Series 2013	5.00%	11/01/22 (b)	125,000	149,625
LT GO Bonds Series 2013	5.00%	11/01/23 (b)	150,000	178,800
LT GO Bonds Series 2013	5.00%	11/01/25 (b)	200,000	238,400
Wayne Cnty Airport Auth
Airport RB Series 2014B	5.00%	12/01/32 (b)	550,000	654,164
Airport RB Series 2014B	5.00%	12/01/33 (b)	625,000	740,806
Western Townships Utilities Auth
LT GO Refunding Bonds Series 2012	4.00%	01/01/20	650,000	711,971
				20,849,400
MINNESOTA 2.1%
Mahtomedi ISD #832
GO Refunding Bonds Series 2014A	4.00%	02/01/20	1,945,000	2,154,457
GO Refunding Bonds Series 2014A	5.00%	02/01/21	550,000	647,850
GO Refunding Bonds Series 2014A	5.00%	02/01/22	500,000	603,135
Maple Grove
Health Care Facilities Refunding RB (North Memorial Health) Series 2015	4.00%	09/01/17	300,000	309,345
Health Care Facilities Refunding RB (North Memorial Health) Series 2015	4.00%	09/01/18	300,000	317,457
Health Care Facilities Refunding RB (North Memorial Health) Series 2015	4.00%	09/01/19	500,000	540,435
Health Care Facilities Refunding RB (North Memorial Health) Series 2015	4.00%	09/01/20	600,000	662,652
Health Care Facilities Refunding RB (North Memorial Health) Series 2015	4.00%	09/01/21	400,000	449,460
Minnetonka ISD #276
GO Refunding Bonds Series 2013H	2.00%	02/01/17	300,000	301,800
GO Refunding Bonds Series 2013H	4.00%	02/01/22	960,000	1,107,034
Olmsted Cnty
GO Refunding Bonds Series 2012A	4.00%	02/01/20	1,765,000	1,957,703
Sartell ISD No 748
GO Bonds Series 2016B	0.00%	02/01/34 (a)(b)(f)	1,400,000	832,594
GO Bonds Series 2016B	0.00%	02/01/35 (a)(b)(f)	2,310,000	1,320,026
Shakopee ISD #720
GO Refunding Bonds Series 2012A	4.00%	02/01/19	740,000	797,209
GO Refunding Bonds Series 2012A	5.00%	02/01/21	1,000,000	1,174,110
See financial notes    21

Schwab Tax-Free Bond Fund
Portfolio Holdings continued
Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Univ of Minnesota
General RB Series 2011D	5.00%	12/01/20	220,000	258,194
General RB Series 2011D	5.00%	12/01/21	425,000	512,491
General RB Series 2013A	4.00%	02/01/20	545,000	604,307
				14,550,259
MISSISSIPPI 1.6%
Mississippi Development Bank
Special Obligation Bonds (Jackson Water & Sewer) Series 2013	6.88%	12/01/40 (b)	4,250,000	5,770,607
Special Obligation Refunding Bonds (Jackson Public SD) Series 2012A	5.00%	04/01/17	50,000	51,215
Special Obligation Refunding Bonds (Jackson Public SD) Series 2012A	5.00%	04/01/28 (b)	750,000	894,383
Special Obligation Refunding Bonds (Jackson Public SD) Series 2015A	5.00%	04/01/20	1,000,000	1,134,770
Special Obligation Refunding Bonds (Jackson Public SD) Series 2015A	5.00%	04/01/21	2,000,000	2,335,020
Mississippi Home Corp
Homeownership Mortgage RB Series 2011A	4.50%	06/01/25 (b)	975,000	1,018,514
				11,204,509
MISSOURI 1.8%
Boone Cnty
Hospital Refunding RB (Boone Hospital Center) Series 2012	4.00%	08/01/18	400,000	421,912
Refunding RB (Boone Hospital Ctr) Series 2016	3.00%	08/01/17	300,000	305,598
Refunding RB (Boone Hospital Ctr) Series 2016	5.00%	08/01/19	500,000	552,775
Butler Cnty SD R1
Lease Participation Certificates Series 2014	4.00%	03/01/21	200,000	224,310
Lease Participation Certificates Series 2014	5.00%	03/01/23	200,000	242,422
Lease Participation Certificates Series 2014	5.00%	03/01/24	200,000	246,900
Missouri Health & Educational Facilities Auth
RB (St Louis College of Pharmacy) Series 2015B	5.00%	05/01/30 (b)	500,000	566,680
RB (St Louis College of Pharmacy) Series 2015B	5.00%	05/01/34 (b)	500,000	558,565
RB (St. Louis College of Pharmacy) Series 2013	5.00%	05/01/18	1,200,000	1,273,776
Sr Living Facilities RB (Lutheran Sr Services) Series 2014A	5.00%	02/01/21	565,000	646,241
Sr Living Facilities RB (Lutheran Sr Services) Series 2014A	5.00%	02/01/22	540,000	627,124
Sr Living Facilities RB (Lutheran Sr Services) Series 2014A	5.00%	02/01/23	585,000	688,504
Sr Living Facilities RB (Lutheran Sr Services) Series 2014A	5.00%	02/01/24	1,675,000	1,994,071
Sr Living Facilities RB (Lutheran Sr Services) Series 2014A	5.00%	02/01/25 (b)	1,760,000	2,083,365
Ozark Reorganized SD #6
ULT GO Series 2016	5.00%	03/01/36 (a)(b)	1,000,000	1,199,500
St. Charles SD
GO Refunding Bonds Series 2011	4.00%	03/01/17 (a)	1,300,000	1,321,502
				12,953,245
NEBRASKA 0.8%
Nebraska Investment Finance Auth
S/F Housing RB Series 2013A	2.50%	09/01/34 (b)	500,000	504,930
S/F Housing RB Series 2013C	2.50%	03/01/35 (b)	1,145,000	1,162,759
S/F Housing RB Series 2013E	3.00%	03/01/43 (b)	500,000	511,310
S/F Housing RB Series 2016A	3.50%	03/01/46 (b)	2,465,000	2,632,176
Nebraska Public Power District
General RB Series 2010C	5.00%	01/01/19	250,000	274,468
Omaha Public Power District
Electric System RB Series 2016A	4.00%	02/01/32 (b)	435,000	492,559
Electric System RB Series 2016A	4.00%	02/01/33 (b)	190,000	214,628
				5,792,830
NEVADA 1.4%
Carson City
Hospital Refunding RB (Carson Tahoe Regional Healthcare) Series 2012	5.00%	09/01/18	1,265,000	1,352,045
22    See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings continued
Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Clark Cnty
Airport System RB Sr Series 2010D	5.00%	07/01/17 (e)	1,000,000	1,036,340
Airport System RB Sr Series 2010D	5.00%	07/01/18 (e)	1,770,000	1,906,361
Nevada System of Higher Education
Univ RB Series 2011A	5.00%	07/01/18 (e)	5,375,000	5,804,516
				10,099,262
NEW HAMPSHIRE 0.3%
New Hampshire Health & Education Facilities Auth
RB (Dartmouth College) Series 2009	5.00%	06/01/19	180,000	201,225
RB (Dartmouth-Hitchcock ) Series 2009	6.00%	08/01/38 (b)	400,000	458,032
New Hampshire HFA
S/F Mortgage Acquisition RB Series 2008E	6.63%	07/01/38 (b)	375,000	398,254
S/F Mortgage Acquisition RB Series 2011E	4.50%	01/01/28 (b)	665,000	710,586
				1,768,097
NEW JERSEY 5.0%
Cranbury Township
GO Refunding Bonds	3.00%	12/01/16	320,000	322,000
GO Refunding Bonds	3.00%	12/01/17	285,000	293,450
GO Refunding Bonds	4.00%	12/01/18	400,000	429,724
Dumont
Refunding Bonds Series 2016	3.00%	07/15/20	365,000	392,313
Refunding Bonds Series 2016	3.00%	07/15/21	375,000	407,119
Refunding Bonds Series 2016	3.00%	07/15/22	400,000	436,560
Refunding Bonds Series 2016	4.00%	07/15/23	330,000	383,826
Refunding Bonds Series 2016	4.00%	07/15/24	550,000	647,576
Flemington-Raritan Regional SD
GO Refunding Bonds Series 2014	4.00%	06/15/20	250,000	278,738
GO Refunding Bonds Series 2014	4.00%	06/15/21	985,000	1,121,560
GO Refunding Bonds Series 2014	4.00%	06/15/22	635,000	733,584
GO Refunding Bonds Series 2014	4.00%	06/15/23	500,000	586,545
Gloucester Cnty Improvement Auth
County Guaranteed Refunding RB Series 2012	4.00%	12/01/17	425,000	441,307
County Guaranteed Refunding RB Series 2012	4.00%	12/01/18	465,000	495,685
County Guaranteed Refunding RB Series 2012	4.00%	12/01/19	485,000	530,183
County Guaranteed Refunding RB Series 2012	4.00%	12/01/20	510,000	568,313
County Guaranteed Refunding RB Series 2012	4.00%	12/01/22	480,000	551,376
Refunding RB Series 2012	4.00%	12/01/21	355,000	401,615
Mercer Cnty Improvement Auth
Refunding RB Series 2011	4.00%	09/01/16	65,000	65,000
Refunding RB Series 2011	4.00%	09/01/17	1,370,000	1,414,785
Middlesex Cnty
Refunding COP Series 2011	4.00%	06/15/20	750,000	827,940
Refunding COP Series 2011	4.00%	06/15/21	265,000	297,680
Middlesex Cnty Improvement Auth
County Guaranteed Lease Refunding RB Series 2014A	4.00%	12/15/19	465,000	512,444
County Guaranteed Lease Refunding RB Series 2014A	5.00%	12/15/20	680,000	799,360
County Guaranteed Lease Refunding RB Series 2014A	5.00%	12/15/21	1,030,000	1,245,023
County Guaranteed Lease Refunding RB Series 2014A	5.00%	12/15/22	640,000	791,046
County Guaranteed RB Series 2011	3.00%	09/15/16	1,270,000	1,271,308
County Guaranteed Refunding RB Series 2011	4.00%	09/15/21	625,000	716,944
Monmouth Cnty Improvement Auth
Governmental Loan RB Series 2008	5.25%	12/01/18	85,000	93,729
Montclair
School Refunding Bonds Series 2016B	5.00%	10/01/26	450,000	589,986
School Refunding Bonds Series 2016B	5.00%	10/01/27 (b)	500,000	651,085
School Refunding Bonds Series 2016B	4.00%	10/01/28 (b)	300,000	355,893
Morris Cnty Improvement Auth
County Guaranteed Bonds Series 2012A	3.00%	02/01/19	705,000	742,999
County Guaranteed Bonds Series 2012A	3.00%	02/01/20	695,000	745,248
New Jersey
GO Bonds	5.00%	06/01/24	4,265,000	5,189,183
See financial notes    23

Schwab Tax-Free Bond Fund
Portfolio Holdings continued
Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
New Jersey Economic Development Auth
School Facilities Construction Refunding Bonds Series 2011GG	5.00%	09/01/16 (h)	920,000	920,000
School Facilities Construction Refunding Bonds Series 2011GG	5.00%	09/01/19 (h)	2,250,000	2,532,285
Passaic Cnty
GO Refunding Bonds Series 2011	5.00%	05/01/17	4,180,000	4,303,394
GO Refunding Bonds Series 2012	4.00%	02/01/17	245,000	248,526
GO Refunding Bonds Series 2012	4.00%	02/01/19	500,000	538,985
Passaic Cnty Improvement Auth
Governmental Loan RB Series 2015	4.00%	08/01/17	500,000	514,645
Governmental Loan RB Series 2015	5.00%	08/01/24	505,000	629,356
				35,018,318
NEW MEXICO 0.5%
Albuquerque Municipal SD #12
GO Bonds Series 2015	5.00%	08/01/23	1,855,000	2,312,573
Bernalillo Cnty
GO Refunding Bonds Series 2010	4.00%	02/01/19	375,000	404,914
GO Refunding Bonds Series 2010	4.00%	02/01/20	105,000	116,351
Santa Fe Gross Receipts Tax RB
Gross Receipt Tax Improvement & Refunding RB Series 2012A	4.00%	06/01/18	660,000	698,584
				3,532,422
NEW YORK 10.0%
Build NYC Resource Corp
RB (YMCA of Greater New York) Series 2015	5.00%	08/01/25	250,000	307,510
RB (YMCA of Greater New York) Series 2015	5.00%	08/01/26 (b)	300,000	366,990
RB (YMCA of Greater New York) Series 2015	5.00%	08/01/27 (b)	300,000	365,319
RB (YMCA of Greater New York) Series 2015	5.00%	08/01/30 (b)	295,000	353,091
Dutchess County Local Development Corp
RB (Health Quest Systems) Series 2014A	5.00%	07/01/22	135,000	161,756
RB (Health Quest Systems) Series 2014A	4.00%	07/01/23	295,000	339,318
RB (Health Quest Systems) Series 2014A	5.00%	07/01/24	150,000	186,096
RB (Health Quest Systems) Series 2014A	5.00%	07/01/25 (b)	125,000	154,051
RB (Health Quest Systems) Series 2014A	5.00%	07/01/34 (b)	250,000	297,040
RB (Health Quest Systems) Series 2014A	5.00%	07/01/44 (b)	750,000	881,737
East Rockaway
GO Refunding Bonds Series 2016	2.00%	07/15/19	505,000	522,160
GO Refunding Bonds Series 2016	2.00%	07/15/20	520,000	542,448
GO Refunding Bonds Series 2016	3.00%	07/15/21	435,000	476,586
GO Refunding Bonds Series 2016	3.00%	07/15/22	300,000	331,167
GO Refunding Bonds Series 2016	3.00%	07/15/23	570,000	634,154
GO Refunding Bonds Series 2016	3.00%	07/15/24	535,000	599,312
GO Refunding Bonds Series 2016	3.00%	07/15/25	605,000	681,575
GO Refunding Bonds Series 2016	3.00%	07/15/26	525,000	592,746
Lake Success
GO Refunding Bonds Series 2010B	4.00%	12/01/18	210,000	226,382
GO Refunding Bonds Series 2010B	4.00%	12/01/19	125,000	139,071
Metropolitan Transportation Auth
Transportation Refunding RB Series 2012F	5.00%	11/15/18	3,550,000	3,883,274
Nassau Cnty Interim Finance Auth
Sales Tax Secured Bonds Series 2009A	5.00%	11/15/18	220,000	241,100
Nassau Cnty Local Economic Assistance Corp
RB (Catholic Health Services Long Island) Series 2014	5.00%	07/01/21	500,000	584,720
RB (Catholic Health Services Long Island) Series 2014	5.00%	07/01/23	535,000	649,790
RB (Catholic Health Services Long Island) Series 2014	5.00%	07/01/24	425,000	523,417
RB (Catholic Health Services Long Island) Series 2014	5.00%	07/01/25 (b)	1,000,000	1,224,220
RB (Catholic Health Services Long Island) Series 2014	5.00%	07/01/26 (b)	250,000	304,228
New York City
GO Bonds Fiscal 2014 Series B	5.00%	08/01/22	1,700,000	2,072,232
GO Bonds Fiscal 2014 Series I1	5.00%	03/01/22	3,750,000	4,526,362
GO Bonds Fiscal 2014 Series I1	5.00%	03/01/23	1,790,000	2,209,540
GO Bonds Fiscal 2014 Series J	5.00%	08/01/20	3,000,000	3,480,030
GO Bonds Series 2017A-1	5.00%	08/01/32 (b)	5,000,000	6,297,000
24    See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings continued
Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
New York City Transitional Finance Auth
Future Tax Secured Sub Bonds Fiscal 2017 Series A1	4.00%	05/01/36 (b)	4,000,000	4,538,040
Future Tax Secured Sub RB Fiscal 2010 Series I2	5.00%	11/01/18	900,000	984,834
Future Tax Secured Sub RB Fiscal 2010 Series I2	5.00%	11/01/20 (b)	200,000	230,630
Future Tax Secured Sub RB Fiscal 2011 Series D1	5.00%	02/01/35 (b)(e)	5,535,000	6,433,607
Future Tax Secured Sub RB Fiscal 2014 Series B1	5.00%	11/01/23	2,700,000	3,403,890
New York State Dormitory Auth
Hospital Refunding RB (Wyckoff Heights Medical Center) Series 2015	5.00%	02/15/20	1,295,000	1,477,155
Hospital Refunding RB (Wyckoff Heights Medical Center) Series 2015	5.00%	02/15/21	575,000	676,286
RB (Cornell Univ) Series 1990B	5.00%	07/01/18	80,000	86,423
RB (New York Univ Hospitals) Series 2011A	5.00%	07/01/19	1,370,000	1,527,386
State Personal Income Tax RB Series 2014A	5.00%	02/15/18	2,990,000	3,181,719
State Personal Income Tax RB Series 2014A	5.00%	02/15/18 (h)	10,000	10,636
New York State Thruway Auth
General RB Series I	5.00%	01/01/20	500,000	568,935
General RB Series I	5.00%	01/01/21	1,000,000	1,174,320
General Revenue Jr Obligations Series 2013A	4.00%	05/01/19	800,000	867,704
General Revenue Jr Obligations Series 2013A	5.00%	05/01/19	2,500,000	2,779,525
Service Contract Bonds Series 2009	4.00%	04/01/17	650,000	663,176
New York State Urban Development Corp
State Personal Income Tax RB Series 2009A1	5.00%	12/15/17	570,000	602,621
Niagara Frontier Transportation Auth
Buffalo Airport Refunding RB Series 2014B	5.00%	04/01/17	600,000	614,952
Buffalo Airport Refunding RB Series 2014B	4.00%	04/01/18	450,000	472,464
Buffalo Airport Refunding RB Series 2014B	5.00%	04/01/19	850,000	938,323
North Syracuse CSD
GO Refunding Bonds Series 2012B	4.00%	06/15/17	800,000	821,712
Otsego Cnty Capital Resource Corp
RB (Hartwick College) Series 2015A	5.00%	10/01/21	195,000	220,167
RB (Hartwick College) Series 2015A	5.00%	10/01/22	650,000	740,838
RB (Hartwick College) Series 2015A	5.00%	10/01/23	800,000	922,832
RB (Hartwick College) Series 2015A	5.00%	10/01/24	895,000	1,043,275
Scarsdale UFSD
GO Refunding Bonds 2012	4.00%	02/01/19	260,000	280,545
Troy Capital Resource Corp
RB (Rensselaer Polytechnic Institute) Series 2015	5.00%	08/01/24	1,000,000	1,242,540
				70,658,957
NORTH CAROLINA 2.6%
Durham Cnty
COP Series 2009A	4.00%	06/01/18	1,610,000	1,701,802
New Hanover Cnty
GO Bonds Series 2015	5.00%	02/01/24	3,090,000	3,921,643
North Carolina Housing Finance Agency
Home Ownership RB Series 2009-2	4.25%	01/01/28 (b)	715,000	740,375
North Carolina Medical Care Commission
Health Care Facilities Refunding RB (WakeMed) Series 2012A	5.00%	10/01/21 (e)	5,000,000	5,950,450
RB (Duke Uni Health Sys) Series D	4.00%	06/01/34 (b)	1,750,000	2,006,813
RB (Duke Univ Health System) Series 2016D	4.00%	06/01/35 (b)	1,300,000	1,479,829
Refunding RB (Mission Health) Series 2017	5.00%	10/01/33 (b)(d)	1,500,000	1,807,920
Wake Cnty
GO Refunding Bonds Series 2009D	4.00%	02/01/17	580,000	588,491
				18,197,323
NORTH DAKOTA 0.2%
Grand Forks
Sales Tax Refunding RB Series 2015D	5.00%	12/15/19	620,000	703,130
Sales Tax Refunding RB Series 2015D	5.00%	12/15/20	395,000	460,850
				1,163,980
See financial notes    25

Schwab Tax-Free Bond Fund
Portfolio Holdings continued
Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
OHIO 1.5%
Cleveland-Cuyahoga Cnty Port Auth
Development RB (Cleveland State Univ) Series 2014	5.00%	08/01/24	1,110,000	1,367,209
Development RB (Cleveland State Univ) Series 2014	5.00%	08/01/44 (b)	1,955,000	2,134,156
Columbus
ULT GO Bonds Series 2011A	5.00%	07/01/18	2,000,000	2,160,200
Hamilton Cnty
Hospital Facilities RB (UC Health) Series 2014	5.00%	02/01/23	500,000	597,430
Hospital Facilities RB (UC Health) Series 2014	5.00%	02/01/24	500,000	607,835
Hospital Facilities RB (UC Health) Series 2014	5.00%	02/01/25 (b)	1,000,000	1,208,740
Toledo
GO Refunding Bonds Series 2012	3.00%	12/01/16	240,000	241,383
Univ of Toledo
General Receipts Bonds Series 2011B	5.00%	06/01/18	1,100,000	1,177,319
General Receipts Bonds Series 2011B	5.00%	06/01/30 (b)	805,000	922,522
Westerville
LT GO Bonds Series 2010	4.00%	12/01/18	365,000	392,123
				10,808,917
OKLAHOMA 0.7%
Grady Cnty School Finance Auth
Educational Facilities Lease RB (Bridge Creek Public Schools) Series 2008	5.00%	09/01/16 (e)	545,000	545,000
Oklahoma Development Finance Auth
Health System Refunding RB (INTEGRIS) Series 2015A	5.00%	08/15/25	1,190,000	1,514,977
Health System Refunding RB (INTEGRIS) Series 2015A	5.00%	08/15/26 (b)	1,070,000	1,353,069
Lease RB Series 2014A	4.00%	06/01/27 (b)	1,235,000	1,414,828
				4,827,874
OREGON 4.3%
Astoria Hospital Facilities Auth
RB (Columbia Memorial Hospital) Series 2016	4.00%	08/01/46 (b)	1,000,000	1,057,470
Central Lincoln Peoples Utility District
Electric System RB Series 2016	5.00%	12/01/31 (b)	200,000	248,334
Electric System RB Series 2016	5.00%	12/01/33 (b)	120,000	147,866
Electric System RB Series 2016	5.00%	12/01/34 (b)	240,000	294,605
David Douglas SD #40
GO Refunding Bonds Series 2015	2.00%	12/01/16 (a)	1,000,000	1,003,790
GO Refunding Bonds Series 2015	4.00%	12/01/19 (a)	600,000	662,214
Deshutes Cnty HFA
Hospital RB (St. Charles Health System) Series 2016A	4.00%	01/01/35 (b)(d)	625,000	687,950
Eugene
Refunding Water RB Series 2016	5.00%	08/01/26	265,000	348,833
Refunding Water RB Series 2016	5.00%	08/01/27 (b)	250,000	325,393
Refunding Water RB Series 2016	5.00%	08/01/28 (b)	100,000	129,345
Refunding Water RB Series 2016	5.00%	08/01/29 (b)	200,000	257,012
Forest Grove
Campus Refunding & RB (Pacific Univ) Series 2015A	5.00%	05/01/22	200,000	235,986
Campus Refunding & RB (Pacific Univ) Series 2015A	5.00%	05/01/23	500,000	601,370
Campus Refunding & RB (Pacific Univ) Series 2015A	5.00%	05/01/24	500,000	610,890
Campus Refunding & RB (Pacific Univ) Series 2015A	5.00%	05/01/25	500,000	620,910
Campus Refunding RB (Pacific Univ) Series 2014A	5.25%	05/01/34 (b)	1,625,000	1,879,215
Campus Refunding RB (Pacific Univ) Series 2014A	5.00%	05/01/40 (b)	3,985,000	4,526,243
Hood River Cnty SD
GO Refunding Bonds Series 2016	4.00%	06/15/34 (a)(b)(d)	1,000,000	1,144,950
GO Refunding Bonds Series 2016	4.00%	06/15/35 (a)(b)(d)	750,000	854,497
GO Refunding Bonds Series 2016	4.00%	06/15/36 (a)(b)(d)	750,000	852,398
Kalamath Falls Intercommunity Hospital Auth
Refunding RB (Sky Lakes Center) Series 2016	5.00%	09/01/27 (b)	200,000	251,828
Refunding RB (Sky Lakes Med Center) Series 2016	5.00%	09/01/29 (b)	715,000	888,867
Refunding RB (Sky Lakes Med Center) Series 2016	5.00%	09/01/30 (b)	400,000	496,192
Refunding RB (Sky Lakes Med Ctr) Series 2016	5.00%	09/01/46 (b)	500,000	598,500
26    See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings continued
Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Lane Community College
GO Bonds Series 2012	4.00%	06/15/20 (a)	2,195,000	2,451,749
Oregon Facilities Auth
Refunding RB (Legacy Health) Series 2011A	5.25%	05/01/21	2,000,000	2,383,740
Refunding RB (Willamette University) Series 2016B	5.00%	10/01/40 (b)	2,000,000	2,443,160
Port Morrow
LT GO Bonds Series 2016	5.00%	12/01/29 (b)	340,000	401,135
LT GO Bonds Series 2016	5.00%	12/01/30 (b)	330,000	388,790
LT GO Bonds Series 2016	5.00%	12/01/31 (b)	375,000	440,261
LT GO Bonds Series 2016	5.00%	12/01/36 (b)	1,155,000	1,341,070
Tri-Cnty Metropolitan Transportation District
Sr Lien Payroll Tax Refunding RB Series 2016A	4.00%	09/01/30 (b)	515,000	611,011
Umpqua CCD
GO Bonds Series 2014A	4.00%	06/01/24 (b)	1,290,000	1,391,291
				30,576,865
PENNSYLVANIA 2.0%
Allegheny Cnty Higher Education Building Auth
RB (Duquesne Univ) Series 2013A	4.00%	03/01/17	500,000	508,265
RB (Duquesne Univ) Series 2013A	4.00%	03/01/20	1,455,000	1,602,130
Allegheny Cnty Sanitary Auth
Sewer Refunding RB Series 2016	4.00%	12/01/36 (b)(d)	1,250,000	1,397,937
Cumberland Cnty Municipal Auth
RB (Diakon Lutheran Social Ministries) Series 2015	3.00%	01/01/17	500,000	503,575
RB (Diakon Lutheran Social Ministries) Series 2015	4.00%	01/01/18	600,000	623,814
Delaware Cnty Auth
RB (Villanova Univ) Series 2015	5.00%	08/01/28 (b)	675,000	842,427
Pennsylvania Higher Educational Facilities Auth
RB (Temple Univ) First Series 2012	4.00%	04/01/17	310,000	316,163
RB (Temple Univ) First Series 2012	4.00%	04/01/18	95,000	99,866
RB (Univ of Pennsylvania Health System) Series 2016C	4.00%	08/15/41 (b)	750,000	833,917
Pennsylvania Intergovernmental Coop Auth
Philadelphia Special Tax Refunding RB Series 2010	5.00%	06/15/18	2,000,000	2,153,440
Philadelphia Special Tax Refunding RB Series 2010	5.00%	06/15/20	1,070,000	1,234,534
Pennsylvania Public School Building Auth
RB (Harrisburg SD) Series 2016A	5.00%	12/01/28 (b)	3,500,000	4,327,470
				14,443,538
RHODE ISLAND 0.2%
Rhode Island Housing & Mortgage Finance Corp
Homeownership Opportunity RB Series 67B	3.50%	10/01/46 (b)	1,575,000	1,671,059
SOUTH CAROLINA 0.7%
Beaufort-Jasper Water & Sewer Auth
Refunding RB Series 2010B	5.00%	03/01/22	95,000	114,668
Refunding RB Series 2010B	5.00%	03/01/23	495,000	610,964
Kershaw Cnty Public Schools Foundation
Installment Purchase Refunding RB Series 2015	5.00%	12/01/21	1,000,000	1,175,570
Installment Purchase Refunding RB Series 2015	5.00%	12/01/22	800,000	955,968
Lexington Cnty Health Services District
Hospital RB (Lexington Med Ctr) Series 2016	4.00%	11/01/46 (b)	1,000,000	1,086,840
Univ of South Carolina
Higher Education RB Series 2015	5.00%	05/01/24	1,000,000	1,252,860
				5,196,870
SOUTH DAKOTA 0.1%
South Dakota Building Auth
RB Series 2011	4.00%	06/01/21 (b)	55,000	59,339
See financial notes    27

Schwab Tax-Free Bond Fund
Portfolio Holdings continued
Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
South Dakota Health & Educational Facilities Auth
RB (Sanford Health) Series 2009	5.00%	11/01/17	100,000	104,932
RB (Sanford Health) Series 2015	5.00%	11/01/27 (b)	250,000	310,785
RB (Sanford Health) Series 2015	5.00%	11/01/28 (b)	250,000	307,697
				782,753
TENNESSEE 0.8%
Chattanooga-Hamilton Cnty Hospital Auth
Hospital Refunding & RB (Erlanger Health) Series 2014A	5.00%	10/01/23	650,000	785,818
Hospital Refunding & RB (Erlanger Health) Series 2014A	5.00%	10/01/24	600,000	737,490
Hospital Refunding & RB (Erlanger Health) Series 2014A	5.00%	10/01/25 (b)	950,000	1,160,539
Franklin Cnty Health & Educational Facilities Board
Refunding RB (Univ of the South) Series 2014	3.00%	09/01/21	100,000	109,098
Refunding RB (Univ of the South) Series 2014	5.00%	09/01/30 (b)	100,000	118,310
Memphis
GO Refunding Bonds Series 2011	5.00%	05/01/20	2,000,000	2,300,300
Metro Government of Nashville & Davidson Cnty Health & Educational Facilities Board
RB (Belmont Univ) Series 2012	4.00%	11/01/21	100,000	110,769
				5,322,324
TEXAS 13.8%
Alamo CCD
LT GO Refunding Bonds Series 2015	5.00%	02/15/25	940,000	1,200,671
Arlington Higher Education Finance Corp
Education RB (Responsive Education Solutions) Series 2016	4.00%	08/15/32 (a)(b)	365,000	415,746
Education RB (Responsive Education Solutions) Series 2016	4.00%	08/15/33 (a)(b)	400,000	452,964
Education RB (Responsive Education Solutions) Series 2016	4.00%	08/15/34 (a)(b)	360,000	405,299
Education RB (Responsive Education Solutions) Series 2016	4.00%	08/15/35 (a)(b)	500,000	560,115
Education RB (Responsive Education Solutions) Series 2016	4.00%	08/15/36 (a)(b)	500,000	558,720
Arlington ISD
ULT GO Bonds Series 2011A	5.00%	02/15/36 (a)(b)(e)(g)	3,650,000	4,170,453
Austin CCD
LT GO Refunding Bonds Series 2016	4.00%	08/01/33 (b)	4,400,000	5,030,432
Austin ISD
ULT GO Bond Series 2016A	5.00%	08/01/31 (a)(b)	1,000,000	1,278,540
ULT GO Bonds Series 2016A	5.00%	08/01/30 (a)(b)	3,995,000	5,124,386
Bexar Cnty Hospital District
LT Refunding Bonds Series 2016	4.00%	02/15/32 (b)(d)	3,000,000	3,392,280
Brady ISD
ULT GO Refunding Bonds Series 2015	5.00%	08/15/24 (a)	320,000	405,382
ULT GO Refunding Bonds Series 2015	5.00%	08/15/25 (a)	250,000	321,835
Burkburnett ISD
ULT GO Refunding Bonds Series 2012	2.00%	02/15/18 (a)(b)	250,000	250,290
Centerville ISD
ULT GO Bonds Series 2014	5.00%	08/15/39 (a)(b)	780,000	870,737
Central Texas Regional Mobility Auth
Sr Lien RB Series 2015A	5.00%	01/01/27 (b)	1,100,000	1,365,958
Sr Lien RB Series 2015A	5.00%	01/01/30 (b)	1,520,000	1,846,329
Clifton Higher Ed Fin Corp
Refunding RB (Idea Public Schools) Series 2016A	4.00%	08/15/31 (a)(b)(d)	500,000	571,185
Refunding RB (Idea Public Schools) Series 2016A	4.00%	08/15/32 (a)(d)	900,000	1,024,722
Refunding RB (Idea Public Schools) Series 2016A	4.00%	08/15/33 (a)(b)(d)	500,000	565,990
Refunding RB (Idea Public Schools) Series 2016A	4.00%	08/15/41 (a)(b)(d)	1,500,000	1,664,535
Collin Cnty
LT GO & Refunding Bonds Series 2009A	4.00%	02/15/19 (e)	695,000	749,676
Culberson Cnty ISD
ULT GO Bonds Series 2016	4.00%	02/15/41 (a)(b)	1,200,000	1,254,132
Dallas-Fort Worth International Airport
RB Series 2013B	5.00%	11/01/38 (b)	2,300,000	2,741,025
RB Series 2014C	5.00%	11/01/22	250,000	303,783
Refunding RB Series 2012B	5.00%	11/01/22 (b)	1,395,000	1,621,729
28    See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings continued
Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Denver City ISD
ULT GO Refunding Bonds Series 2012	2.00%	02/15/17 (a)(b)	1,000,000	1,001,210
ULT GO Refunding Bonds Series 2012	2.00%	02/15/18 (a)(b)	1,220,000	1,221,366
ULT GO Refunding Bonds Series 2012	2.00%	02/15/19 (a)(b)	1,775,000	1,776,899
Eagle Pass ISD
ULT GO Refunding Bonds Series 2016	5.00%	08/15/32 (a)(b)	2,245,000	2,833,145
ULT GO Refunding Bonds Series 2016	5.00%	08/15/34 (a)(b)	2,455,000	3,072,482
Falls City ISD
ULT GO Bonds Series 2014	5.00%	08/15/30 (a)(b)	930,000	1,098,302
ULT GO Bonds Series 2014	5.00%	08/15/34 (a)(b)	830,000	863,881
Forney ISD
ULT GO Refunding Bonds Series 2015	5.00%	08/15/32 (a)(b)	1,475,000	1,826,094
Fort Bend Cnty
LT GO Refunding Bonds Series 2009	5.00%	03/01/17	100,000	102,223
Fort Worth
GO & Parking Revenue Bonds Series 2009	4.45%	03/01/18 (c)	745,000	770,472
Garland ISD
ULT GO Refunding Bonds Series 2012A	3.00%	02/15/23 (a)(b)	1,525,000	1,528,019
Godley ISD
ULT GO Refunding Bonds Series 2015	5.00%	02/15/24 (a)	1,505,000	1,889,287
Gonzales ISD
ULT GO Bonds Series 2014	5.00%	02/01/23 (a)	205,000	250,428
Harris Cnty
Toll Road Sr Lien Refunding RB Series 2016A	5.00%	08/15/33 (b)	1,900,000	2,384,899
Houston Community College System
LT GO Refunding Bonds Series 2011	5.00%	02/15/17	500,000	510,255
LT GO Refunding Bonds Series 2011	5.00%	02/15/18	1,000,000	1,063,100
Klein ISD
ULT GO Refunding Bonds Series 2009A	4.00%	08/01/17	560,000	577,377
Lewisville ISD
ULT GO Bonds Series 2014A	2.00%	08/15/19 (a)	400,000	414,620
ULT GO Bonds Series 2014A	4.00%	08/15/20 (a)	745,000	834,318
ULT GO Bonds Series 2014A	4.00%	08/15/22 (a)	1,000,000	1,160,340
ULT GO Bonds Series 2014A	4.00%	08/15/23 (a)	950,000	1,118,786
Loop ISD
ULT GO Bonds Series 2012	2.00%	02/15/18 (a)(b)	350,000	350,392
Lubbock Health Facilities Development Corp
Refunding RB (St. Joseph Health) Series 2008B	5.00%	07/01/20	1,750,000	2,012,937
Melissa ISD
ULT School Bldg Refunding GO Bonds Series 2016	5.00%	08/01/35 (a)(b)	2,690,000	3,352,305
ULT School Bldg Refunding GO Bonds Series 2016	5.00%	08/01/37 (a)(b)	2,120,000	2,633,422
ULT School Bldg Refunding GO Bonds Series 2016	4.00%	08/01/46 (a)(b)	2,115,000	2,362,518
Midland ISD
ULT GO Refunding Bonds Series 2011	5.00%	02/15/18 (a)	115,000	122,244
ULT GO Refunding Bonds Series 2011	4.00%	02/15/20 (a)	860,000	953,766
ULT Refunding Bonds Series 2012	4.00%	02/15/20 (a)	150,000	166,355
North Texas Tollway Auth
System RB Series 2011A	5.00%	09/01/21	500,000	596,220
Northwest ISD
ULT GO Refunding Bonds Series 2015A	0.00%	02/15/17 (a)(f)	475,000	473,494
ULT GO Refunding Bonds Series 2015A	0.00%	02/15/18 (a)(f)	725,000	718,345
ULT GO Refunding Bonds Series 2015A	0.00%	02/15/19 (a)(f)	660,000	648,140
Pearland
GO Refunding Bonds Series 2015	5.00%	03/01/24	1,650,000	2,061,114
Pharr-San Juan-Alamo ISD
ULT GO Refunding Bonds Series 2015	5.00%	02/01/24 (a)	750,000	940,807
ULT GO Refunding Bonds Series 2015	5.00%	02/01/25 (a)	1,000,000	1,273,560
Plano
GO Refunding RB Series 2011	5.00%	09/01/21	650,000	776,718
Reagan Hospital District
LT GO & RB Series 2014A	4.50%	02/01/24	895,000	988,554
Rockwall ISD
ULT GO Refunding Bonds Series 2012	5.00%	02/15/20 (a)	185,000	211,464
ULT GO Refunding Bonds Series 2012	5.00%	02/15/22 (a)(b)	450,000	522,495
See financial notes    29

Schwab Tax-Free Bond Fund
Portfolio Holdings continued
Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
San Antonio
Electric & Gas Systems Refunding RB Series 2009D	5.00%	02/01/17	880,000	896,641
Refunding RB Series 2016	5.00%	02/01/32 (b)	2,500,000	3,166,425
Seguin ISD
ULT GO Refunding Bonds Series 2016	5.00%	08/15/28 (a)(b)	445,000	560,927
Sienna Plantation Levee Improvement District
ULT Levee Improvement Refunding Bonds Series 2014	4.00%	09/01/24 (b)	500,000	570,745
Spring ISD
ULT Refunding Bonds	5.00%	08/15/23 (a)	720,000	895,622
Sunnyvale ISD
ULT GO Bonds Series 2011	5.00%	02/15/19 (a)	195,000	215,089
ULT GO Bonds Series 2011	3.00%	02/15/20 (a)	110,000	117,959
ULT GO Bonds Series 2011	5.00%	02/15/22 (a)(b)	120,000	140,495
Tarrant Cnty Cultural Education Facilities Finance Corp
Hospital RB (Baylor Scott & White Health) Series 2016A	5.00%	11/15/31 (b)	500,000	622,725
Hospital RB (Hendrick Medical Center) Series 2013	4.00%	09/01/16	440,000	440,000
Tatum ISD
ULT GO Bonds Series 2012	5.00%	02/15/23 (a)(b)	400,000	440,912
Taylor ISD
ULT Refunding GO Bonds Series 2016	5.00%	02/15/23 (a)	710,000	873,953
Texas State Affordable Housing Corp
S/F Mortgage RB Series 2011B	4.45%	09/01/28 (b)	425,000	446,127
Tomball ISD
ULT GO Bonds Series 2011	5.00%	02/15/21 (a)	150,000	176,873
Travis Cnty
LT GO Refunding Bonds Series 2009	5.00%	03/01/18	1,000,000	1,064,830
Williamson Cnty
LT GO Refunding Bonds Series 2011	5.00%	02/15/21	1,000,000	1,177,470
Wink Loving ISD
ULT GO Bonds Series 2012	3.00%	02/15/17 (a)	450,000	455,207
				97,871,267
UTAH 0.8%
Salt Lake Cnty
Refunding RB (Westminster College) Series 2015	1.00%	10/01/17	350,000	350,522
Refunding RB (Westminster College) Series 2015	5.00%	10/01/18	650,000	698,568
Utah Charter School Financing Auth
RB (Utah Charter Academies) Series 2015A	4.00%	10/15/40 (b)	1,250,000	1,347,275
RB (Utah Charter Academies) Series 2015A	4.00%	10/15/45 (b)	1,055,000	1,132,943
Utah Transit Auth
Sub Sales Tax Refunding RB Series 2016	0.00%	12/15/32 (b)(f)	4,000,000	2,406,200
				5,935,508
VERMONT 0.3%
Vermont HFA
Mortgage RB Series 2011A	4.50%	02/01/26 (b)	2,155,000	2,320,051
VIRGIN ISLANDS 0.1%
Virgin Islands Public Finance Auth
Federal Highway Grant Anticipation RB Series 2015	4.00%	09/01/17	535,000	546,631
VIRGINIA 0.9%
Chesterfield Cnty Economic Development Auth
Public Facility Refunding RB Series 2010A	4.00%	01/01/19 (e)	455,000	487,819
Henrico Cnty
GO Refunding Bonds Series 2010	5.00%	07/15/17	500,000	519,505
Metropolitan Washington Airports Auth
Airport System RB Series 2009B	5.00%	10/01/18 (a)(e)	825,000	898,326
Prince William Cnty IDA
RB (George Mason Univ) Series 2011AA	5.50%	09/01/34 (b)	220,000	260,529
Richmond Metropolitan Auth
Expressway Refunding & RB Series 1998	5.25%	07/15/22 (a)	1,400,000	1,610,560
30    See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings continued
Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Virginia College Building Auth
Educational Facilities RB (Washington & Lee Univ) Series 2015A	4.00%	01/01/20	315,000	347,977
Virginia Housing Development Auth
Homeownership Mortgage Bonds Series 2010A	4.00%	03/01/20 (b)	125,000	134,964
Virginia Small Business Financing Auth
Refunding RB (Hampton Univ) Series 2014	5.00%	10/01/20	1,000,000	1,146,660
Refunding RB (Hampton Univ) Series 2014	5.00%	10/01/22	1,000,000	1,197,610
				6,603,950
WASHINGTON 2.9%
Adams Cnty Public Hospital District #2
ULT GO Bonds 2014	5.13%	12/01/44 (b)	3,660,000	4,063,405
Camas SD #117
ULT GO Refunding Bonds 2012	5.00%	12/01/17 (a)	1,850,000	1,951,676
Energy Northwest
Electric Refunding RB Series 2009A	5.25%	07/01/18	1,000,000	1,084,070
King Cnty Public Hospital District #2
LT GO Refunding Bonds (EvergreenHealth) Series 2015	5.00%	12/01/22	1,920,000	2,339,904
LT GO Refunding Bonds (EvergreenHealth) Series 2015	5.00%	12/01/24	690,000	863,756
Kitsap Cnty USD
ULT GO Bonds Series 2016	4.00%	12/01/32 (a)(b)	590,000	678,807
ULT GO Bonds Series 2016	4.00%	12/01/33 (a)(b)	630,000	721,274
ULT GO Bonds Series 2016	4.00%	12/01/34 (a)(b)	550,000	626,593
ULT GO Bonds Series 2016	4.00%	12/01/35 (a)(b)	500,000	566,375
Naches Valley SD #JT3
ULT GO Bonds 2014	5.00%	12/01/22 (a)	650,000	791,284
Ocosta SD #172
ULT GO Bonds 2013	3.13%	12/01/20 (a)	65,000	70,605
ULT GO Bonds 2013	5.00%	12/01/23 (a)	390,000	484,918
Port Everett
Refunding RB Series 2016	4.00%	12/01/36 (b)	1,530,000	1,681,546
Washougal SD #112-6
ULT GO Refunding Bonds 2012	5.00%	12/01/18 (a)	2,390,000	2,618,890
Whidbey Island Public Hospital District
ULT GO Bonds 2013	5.00%	12/01/19	745,000	812,788
ULT GO Bonds 2013	5.00%	12/01/20	720,000	801,238
ULT GO Bonds 2013	5.00%	12/01/22	460,000	522,859
				20,679,988
WISCONSIN 2.0%
Hudson SD
GO Refunding Bonds Series 2016	3.00%	03/01/26	2,190,000	2,440,207
Wisconsin
COP Master Lease Series 2014B	5.00%	09/01/20	605,000	696,476
COP Master Lease Series 2014B	5.00%	09/01/21 (b)	300,000	349,362
Wisconsin Health & Educational Facilities Auth
RB (Ascension Health) Series 2016A	5.00%	11/15/39 (b)	4,000,000	4,891,640
RB (Beloit College) Series 2016	5.00%	07/01/36 (b)(d)	615,000	717,865
RB (Beloit College) Series 2016	5.00%	07/01/39 (b)(d)	1,540,000	1,790,481
RB (Children's Hospital of Wisconsin) Series 2008B	4.20%	08/15/18	75,000	80,018
RB (Thedacare) Series 2015	5.00%	12/15/21	250,000	298,130
RB (Thedacare) Series 2015	5.00%	12/15/22	1,045,000	1,274,931
RB (UnityPoint Health) Series 2014A	5.00%	12/01/24 (b)	1,000,000	1,253,780
				13,792,890
Total Fixed-Rate Obligations
(Cost $641,813,809)				677,766,616

See financial notes    31

Schwab Tax-Free Bond Fund
Portfolio Holdings continued
Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Variable-Rate Obligations 6.4% of net assets
ALASKA 1.0%
Alaska Housing Finance Corp
Home Mortgage RB Series 2007D	0.56%	12/01/41 (a)(b)(e)	7,000,000	7,000,000
CALIFORNIA 0.9%
California
GO Bonds Series 2013C	1.11%	12/01/28 (b)	3,600,000	3,600,036
California Statewide Communities Development Auth
RB (Kaiser Permanente) Series 2009C1	0.56%	04/01/46 (b)(e)	3,000,000	3,000,000
				6,600,036
COLORADO 0.1%
Colorado Health Facilities Auth
RB (Catholic Health Initiatives) Series 2006C-7	0.71%	09/01/17 (a)(b)(c)	700,000	700,000
CONNECTICUT 1.0%
Connecticut
GO Bonds Series 2011C	1.66%	05/15/19	5,000,000	5,029,650
GO Bonds Series 2012A	1.81%	04/15/20 (e)	1,000,000	1,009,820
GO Bonds Series 2012D	1.33%	09/15/18	1,000,000	999,670
				7,039,140
DISTRICT OF COLUMBIA 0.5%
District of Columbia
Income Tax Secured Refunding RB Series 2011E	1.31%	12/01/17 (b)	3,240,000	3,249,558
FLORIDA 0.1%
Escambia Cnty
Pollution Control Refunding RB (Gulf Power) Series 1997	2.10%	07/01/22 (b)	1,000,000	1,027,320
GEORGIA 0.4%
Burke Cnty Development Auth
Pollution Control RB (GA Power) Fourth Series 1994	2.20%	10/01/32 (b)	1,500,000	1,541,745
Monroe Cnty Development Auth
Pollution Control RB (GA Power) First Series 1995	2.00%	07/01/25 (b)	1,000,000	1,024,130
				2,565,875
ILLINOIS 0.2%
Illinois Finance Auth
RB (Ascension Health) Series 2012E2	5.00%	11/15/42 (b)	1,300,000	1,336,426
INDIANA 0.3%
Indiana Health Facility Financing Auth
Sub RB (Ascension Health) Series 2005A10	1.50%	11/01/27 (b)	2,000,000	2,020,980
MASSACHUSETTS 0.1%
Massachusetts Development Finance Agency
RB (Boston Univ) Series U1	1.14%	10/01/40 (b)	1,000,000	999,250
MICHIGAN 0.0%
Michigan Hospital Finance Auth
RB (Ascension Health) Series 1999B3	0.95%	11/15/33 (b)(g)(h)	65,000	65,111
32    See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings continued
Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
NEW YORK 1.2%
New York State HFA
Housing RB (Related-42nd & 10th) Series 2010A	0.57%	11/01/41 (a)(b)(e)	5,700,000	5,700,000
Onondaga Cnty Trust for Cultural Resources
RB (Syracuse Univ) Series 2010A	0.57%	12/01/29 (a)(b)	2,600,000	2,600,000
				8,300,000
SOUTH CAROLINA 0.1%
South Carolina Educational Facilities Auth
Educational Facilities RB (Wofford College) Series 2007B	2.00%	04/01/27 (b)	1,000,000	1,002,160
TEXAS 0.5%
Tarrant Cnty Cultural Education Facilities Finance Corp
RB (Texas Health Resources) Series 2008A	0.63%	11/15/33 (b)	3,500,000	3,500,000
Total Variable-Rate Obligations
(Cost $45,234,392)				45,405,856

End of Investments.

At 08/31/16, the tax basis cost of the fund's investments was $687,050,110 and the unrealized appreciation and depreciation were $36,231,527 and ($109,165), respectively, with a net unrealized appreciation of $36,122,362.
(a)	Credit-enhanced or liquidity-enhanced.
(b)	The effective maturity may be shorter than the final maturity shown because the security is subject to a put, demand or call feature.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $1,470,472 or 0.2% of net assets.
(d)	Security or a portion of the security purchased on a delayed-delivery or when-issued basis.
(e)	All or a portion of this security is designated as collateral for delayed-delivery securities.
(f)	Zero coupon bond.
(g)	Refunded bond.
(h)	Escrowed with U.S. Government debt.
(i)	Step-up bond. Interest rate represents the rate in effect at August 31, 2016.

BAN —	Bond anticipation note
CCD —	Community college district
COP —	Certificate of participation
CSD —	Central school district
GO —	General obligation
HFA —	Housing finance agency/authority
IDA —	Industrial development agency/authority
ISD —	Independent school district
LT —	Limited tax
PFC —	Passenger facility charge
RB —	Revenue bond
SD —	School district
S/F —	Single-family
UFSD —	Union free school district
UHSD —	Union high school district
ULT —	Unlimited tax
USD —	Unified school district

See financial notes    33

Schwab Tax-Free Bond Fund
Portfolio Holdings continued
The following is a summary of the inputs used to value the fund's investments as of August 31, 2016 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed-Rate Obligations[1]	$—	$677,766,616	$—	$677,766,616
Variable-Rate Obligations[1]	—	45,405,856	—	45,405,856
Total	$—	$723,172,472	$—	$723,172,472
[1]	As categorized in Portfolio Holdings.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended August 31, 2016.
34    See financial notes

Schwab Tax-Free Bond Fund
Statement of
Assets and Liabilities
As of August 31, 2016
Assets
Investments, at value (cost $687,048,201)		$723,172,472
Cash		359,502
Receivables:
Investments sold		10,324,837
Interest		5,966,858
Fund shares sold		240,272
Prepaid expenses	+	30,695
Total assets		740,094,636
Liabilities
Payables:
Investments bought - Delayed-delivery		31,286,255
Investment adviser and administrator fees		165,394
Shareholder service fees		101,056
Distributions to shareholders		503,036
Fund shares redeemed		355,545
Accrued expenses	+	114,786
Total liabilities		32,526,072
Net Assets
Total assets		740,094,636
Total liabilities	–	32,526,072
Net assets		$707,568,564
Net Assets by Source
Capital received from investors		665,711,829
Net investment income not yet distributed		47,752
Net realized capital gains		5,684,712
Net unrealized capital appreciation		36,124,271

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$707,568,564		58,325,154		$12.13

See financial notes    35

Schwab Tax-Free Bond Fund
Statement of
Operations
For the period September 1, 2015 through August 31, 2016
Investment Income
Interest		$17,773,768
Expenses
Investment adviser and administrator fees		1,875,988
Shareholder service fees		1,592,001
Portfolio accounting fees		110,360
Professional fees		61,325
Shareholder reports		57,947
Registration fees		33,876
Transfer agent fees		28,329
Independent trustees' fees		15,542
Custodian fees		12,314
Proxy fees		10,758
Interest expense		418
Other expenses	+	13,032
Total expenses		3,811,890
Expense reduction by CSIM and its affiliates	–	513,286
Net expenses	–	3,298,604
Net investment income		14,475,164
Realized and Unrealized Gains (Losses)
Net realized gains on investments		6,482,428
Net change in unrealized appreciation (depreciation) on investments	+	13,931,520
Net realized and unrealized gains		20,413,948
Increase in net assets resulting from operations		$34,889,112
36    See financial notes

Schwab Tax-Free Bond Fund
Statement of
Changes in Net Assets
For the current and prior report periods
Operations
	9/1/15-8/31/16		9/1/14-8/31/15
Net investment income		$14,475,164	$14,345,778
Net realized gains		6,482,428	7,584,235
Net change in unrealized appreciation (depreciation)	+	13,931,520	(9,739,023)
Increase in net assets from operations		34,889,112	12,190,990
Distributions to Shareholders
Distributions from net investment income		(14,462,187)	(14,341,014)
Distributions from net realized gains	+	(3,147,792)	(6,292,514)
Total distributions		($17,609,979)	($20,633,528)

Transactions in Fund Shares
		9/1/15-8/31/16		9/1/14-8/31/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		13,659,380	$163,794,187	12,564,993	$149,788,896
Shares reinvested		880,501	10,539,127	1,061,150	12,633,244
Shares redeemed	+	(10,363,531)	(124,187,134)	(11,858,941)	(141,056,767)
Net transactions in fund shares		4,176,350	$50,146,180	1,767,202	$21,365,373
Shares Outstanding and Net Assets
		9/1/15-8/31/16		9/1/14-8/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		54,148,804	$640,143,251	52,381,602	$627,220,416
Total increase	+	4,176,350	67,425,313	1,767,202	12,922,835
End of period		58,325,154	$707,568,564	54,148,804	$640,143,251
Net investment income not yet distributed			$47,752		$47,752
See financial notes    37

Schwab California Tax-Free Bond Fund
Financial Statements
Financial Highlights
	9/1/15– 8/31/16	9/1/14– 8/31/15	9/1/13– 8/31/14	9/1/12– 8/31/13	9/1/11– 8/31/12
Per-Share Data
Net asset value at beginning of period	$11.97	$12.19	$11.49	$12.31	$11.77
Income (loss) from investment operations:
Net investment income (loss)	0.27 [1]	0.27 [1]	0.29	0.30	0.34
Net realized and unrealized gains (losses)	0.40	(0.00) [2]	0.70	(0.59)	0.56
Total from investment operations	0.67	0.27	0.99	(0.29)	0.90
Less distributions:
Distributions from net investment income	(0.27)	(0.27)	(0.29)	(0.30)	(0.34)
Distributions from net realized gains	(0.07)	(0.22)	—	(0.23)	(0.02)
Total distributions	(0.34)	(0.49)	(0.29)	(0.53)	(0.36)
Net asset value at end of period	$12.30	$11.97	$12.19	$11.49	$12.31
Total return	5.64%	2.22%	8.74%	(2.49%)	7.75%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.49%	0.49%	0.49%	0.49%	0.49%
Gross operating expenses	0.60%	0.60%	0.60%	0.59%	0.59%
Net investment income (loss)	2.23%	2.25%	2.47%	2.46%	2.84%
Portfolio turnover rate	38% [3]	77%	107%	118%	101%
Net assets, end of period (x 1,000,000)	$466	$421	$426	$395	$434

1
Calculated based on the average shares outstanding during the period.
2
Per-share amount was less than $0.005.
3
Historically low yields have led to large unrealized gains in existing positions. To limit taxable gains, Fund Management has decreased sale activity and thereby decreased portfolio turnover.
38    See financial notes

Schwab California Tax-Free Bond Fund
Portfolio Holdings  as of August 31, 2016
This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.csimfunds.com/schwabfunds_prospectus.
For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date. The maturity date shown for all the securities is the final legal maturity.
Holdings by Category		Cost ($)	Value ($)
93.0%	Fixed-Rate Obligations	405,589,854	433,612,534
7.9%	Variable-Rate Obligations	36,550,329	36,906,254
100.9%	Total Investments	442,140,183	470,518,788
(0.9%)	Other Assets and Liabilities, Net		(4,242,782)
100.0%	Net Assets		466,276,006

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Fixed-Rate Obligations 93.0% of net assets
CALIFORNIA 92.6%
ABAG Finance Auth
RB (Casa de las Campanas) Series 2010	5.13%	09/01/20 (a)(f)	2,870,000	3,081,433
RB (Sharp HealthCare) Series 2012A	5.00%	08/01/28 (b)(f)	235,000	278,778
Refunding RB (Episcopal Sr Communities) Series 2012B	4.00%	07/01/17	1,580,000	1,615,550
Refunding RB (Episcopal Sr Communities) Series 2012B	5.00%	07/01/20	530,000	598,736
Alameda Cnty Jt Powers Auth
Lease RB Series 2013A	5.25%	12/01/25 (b)	665,000	837,641
Lease RB Series 2013A	5.25%	12/01/26 (b)	225,000	282,503
Alameda Cnty Transportation Commission
Sales Tax RB Series 2014	5.00%	03/01/21	500,000	594,110
Alameda Corridor Transportation Auth
Sr Lien Refunding RB Series 2013A	5.00%	10/01/28 (b)	2,260,000	2,785,360
Alum Rock Union Elementary SD
GO Refunding Bonds 2015	5.00%	08/01/25	600,000	774,510
GO Refunding Bonds 2015	5.00%	08/01/27 (b)	845,000	1,072,001
American Canyon Finance Auth
Refunding RB Series 2015	3.00%	09/02/17	500,000	510,560
Refunding RB Series 2015	3.00%	09/02/18	415,000	431,500
Refunding RB Series 2015	3.00%	09/02/19	530,000	560,629
Refunding RB Series 2015	4.00%	09/02/20	445,000	493,728
Refunding RB Series 2015	5.00%	09/02/21	320,000	378,742
Refunding RB Series 2015	5.00%	09/02/22	595,000	718,528
Refunding RB Series 2015	5.00%	09/02/23	625,000	770,037
Refunding RB Series 2015	5.00%	09/02/25	690,000	876,900
Anaheim Public Financing Auth
Lease RB Series 2014A	5.00%	05/01/21	105,000	123,770
Lease RB Series 2014A	5.00%	05/01/22	440,000	529,822
Lease RB Series 2014A	5.00%	05/01/23	500,000	614,430
Lease RB Series 2014A	5.00%	05/01/25 (b)	1,000,000	1,252,590
Lease RB Series 2014A	5.00%	05/01/39 (b)	450,000	545,504
Lease Refunding RB Series 2008	4.50%	08/01/17 (f)	115,000	119,079
Banning Financing Auth
Electric System Refunding RB Series 2015	5.00%	06/01/27 (b)	900,000	1,123,506
Banning USD
GO Refunding Bonds 2016	5.00%	08/01/29 (b)	650,000	825,337
Berkeley Joint Powers Financing Auth
Refunding Lease RB Series 2012	4.00%	10/01/16	750,000	752,190
Beverly Hills USD
GO Bonds Series 2009	0.00%	08/01/26 (c)	955,000	798,342
See financial notes    39

Schwab California Tax-Free Bond Fund
Portfolio Holdings continued
Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
California
Economic Recovery Refunding Bonds Series 2009A	5.00%	07/01/20 (b)(d)(f)(g)	5,000,000	5,616,350
GO Bonds	5.63%	05/01/18 (b)	25,000	25,108
GO Bonds	5.00%	09/01/18	3,000,000	3,262,440
GO Bonds	5.50%	04/01/19	950,000	1,067,315
GO Bonds	5.00%	11/01/19	2,425,000	2,750,968
GO Bonds	5.00%	09/01/20	2,560,000	2,985,728
GO Bonds	5.00%	11/01/24 (b)	750,000	880,170
GO Bonds	5.00%	09/01/25 (b)	2,615,000	3,276,935
GO Bonds	5.00%	11/01/25 (b)(f)	495,000	579,803
GO Bonds	6.50%	04/01/33 (b)	1,425,000	1,635,330
GO Bonds	6.00%	11/01/35 (b)(f)	4,190,000	4,866,308
GO Bonds	5.00%	09/01/36 (b)	2,435,000	2,937,779
GO Bonds	5.00%	09/01/42 (b)	2,000,000	2,409,140
GO Bonds Series C	3.25%	09/01/27 (b)	2,700,000	3,057,264
GO Refunding Bonds	5.00%	09/01/21	1,280,000	1,535,066
GO Refunding Bonds	5.25%	10/01/32 (b)(f)	2,660,000	3,199,874
California Dept of Water Resources
Water RB Series 2011AI	5.00%	12/01/16 (g)	195,000	197,239
Water RB Series 2011AI	5.00%	12/01/16	1,805,000	1,826,299
California Dept of Water Resources Power Supply System
Power Supply RB Series 2008H	4.50%	05/01/17	1,550,000	1,591,493
Power Supply RB Series 2010M	4.00%	05/01/19	750,000	817,005
California Educational Facilities Auth
RB (Pomona College) Series 2011	4.00%	01/01/17 (f)	200,000	202,422
RB (Univ of Southern California) Series 2009C	5.25%	10/01/24 (f)	2,000,000	2,630,740
Refunding RB (Univ of San Diego) Series 2011	4.50%	10/01/17 (f)	1,230,000	1,274,489
Refunding RB (Univ of San Diego) Series 2011	5.00%	10/01/18 (f)	680,000	740,289
California Health Facilities Financing Auth
Insured RB (Northern California Presbyterian Home & Services) Series 2015	5.00%	07/01/21 (a)	250,000	295,898
Insured RB (Northern California Presbyterian Home & Services) Series 2015	5.00%	07/01/23 (a)	175,000	214,767
Insured RB Series 2011A	5.25%	02/01/20 (a)(f)	145,000	166,693
RB (City of Hope) Series 2012A	5.00%	11/15/21	325,000	392,106
RB (Memorial Health Services) Series 2012A	4.00%	10/01/17 (f)	750,000	778,777
RB (NCROC Paradise Valley Estates) Series 2005	5.00%	12/01/18 (a)(f)	125,000	136,809
RB (Providence Health & Services) Series 2014A	5.00%	10/01/21	700,000	845,180
RB (Providence St. Joseph Health) Series 2016A	4.00%	10/01/35 (b)(e)	1,000,000	1,133,040
RB (Providence St. Joseph Health) Series 2016A	4.00%	10/01/36 (b)(e)	1,900,000	2,143,789
RB (Scripps Health) Series 2008A	5.00%	10/01/16 (f)	2,735,000	2,745,475
Refunding RB (Adventist Health) Series 2016A	4.00%	03/01/39 (b)(e)	2,000,000	2,206,500
Refunding RB (Marshall Medical Center) Series 2015	5.00%	11/01/20 (a)	175,000	203,040
Refunding RB (Marshall Medical Center) Series 2015	5.00%	11/01/21 (a)	400,000	475,436
Refunding RB (Marshall Medical Center) Series 2015	5.00%	11/01/22 (a)	375,000	454,601
Refunding RB (Marshall Medical Center) Series 2015	5.00%	11/01/23 (a)	100,000	122,792
Refunding RB (Marshall Medical Center) Series 2015	5.00%	11/01/25 (a)(b)	200,000	248,198
Refunding RB (Marshall Medical Center) Series 2015	5.00%	11/01/28 (a)(b)	800,000	976,264
California Infrastructure & Economic Development Bank
RB (Academy of Motion Picture Arts & Sciences) Series 2015A	5.00%	11/01/23	785,000	981,085
RB (Academy of Motion Picture Arts & Sciences) Series 2015A	5.00%	11/01/24 (b)	1,635,000	2,076,025
RB (Sanford Consortium) Series 2010A	4.00%	05/15/17	215,000	220,119
RB (Sanford Consortium) Series 2010A	4.00%	05/15/18	775,000	818,524
RB (Sanford Consortium) Series 2010A	5.00%	05/15/20	245,000	282,108
RB (USC) Series 2010	5.00%	12/01/19	470,000	536,538
RB (USC) Series 2010	3.25%	12/01/21 (b)	750,000	823,702
RB (USC) Series 2010	5.00%	12/01/23 (b)	670,000	781,434
Refunding RB (Cal ISO Corp) Series 2013	5.00%	02/01/30 (b)	1,250,000	1,488,012
Refunding RB (Walt Disney Family Museum) Series 2016	5.00%	02/01/29 (b)	250,000	317,660
Refunding RB (Walt Disney Family Museum) Series 2016	5.00%	02/01/30 (b)	330,000	416,523
Refunding RB (Walt Disney Museum) Series 2016	3.00%	02/01/37 (b)	500,000	507,390
Refunding RB (Walt Disney Musuem) Series 2016	5.00%	02/01/31 (b)	350,000	439,709
California Public Works Board
Lease RB (Univ of California) Series 2011G	5.25%	12/01/26 (b)(d)(g)	1,000,000	1,223,230
Lease RB Series 2011C	5.75%	10/01/31 (b)	1,000,000	1,227,600
Lease RB Series 2011D	5.00%	12/01/22 (b)	1,000,000	1,194,490
Lease RB Series 2012A	5.00%	04/01/23 (b)	2,050,000	2,468,548
40    See financial notes

Schwab California Tax-Free Bond Fund
Portfolio Holdings continued
Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Lease RB Series 2012G	4.00%	11/01/16	885,000	890,372
Lease RB Series 2013F	4.00%	09/01/16	500,000	500,000
Lease RB Series 2013G	5.00%	09/01/16	500,000	500,000
Lease RB Series 2013I	5.00%	11/01/19	1,250,000	1,417,187
Lease RB Series 2013I	5.00%	11/01/20	1,335,000	1,563,499
Lease RB Series 2014B	5.00%	10/01/24	1,000,000	1,275,310
Lease Refunding RB Series 2012C	5.00%	06/01/18	1,500,000	1,613,895
Lease Refunding RB Series 2014G	5.00%	01/01/20 (f)	5,000,000	5,701,750
California Statewide Communities Development Auth
RB (Cottage Health) Series 2010	5.00%	11/01/17	325,000	341,617
RB (Cottage Health) Series 2010	5.00%	11/01/18	350,000	382,316
RB (Cottage Health) Series 2015	4.00%	11/01/18	100,000	107,086
RB (Cottage Health) Series 2015	4.00%	11/01/19	200,000	219,936
RB (Cottage Health) Series 2015	5.00%	11/01/20	100,000	116,601
RB (St. Joseph Health) Series 2000	4.50%	07/01/18	1,690,000	1,759,780
RB (Sutter Health) Series 2011A	6.00%	08/15/42 (b)	875,000	1,049,160
RB (The Redwoods) Series 2013	3.00%	11/15/16 (a)	200,000	201,006
RB (The Redwoods) Series 2013	3.00%	11/15/17 (a)	325,000	334,383
RB (The Redwoods) Series 2013	4.00%	11/15/19 (a)	150,000	165,185
RB (The Redwoods) Series 2013	4.00%	11/15/20 (a)	125,000	140,818
Refunding RB (CHF-Irvine) Series 2016	5.00%	05/15/29 (b)	555,000	696,836
Refunding RB (CHF-Irvine) Series 2016	5.00%	05/15/32 (b)	500,000	618,775
Refunding RB (CHF-Irvine) Series 2016	5.00%	05/15/33 (b)	750,000	924,487
Refunding RB (Episcopal Communities & Services) Series 2012	5.00%	05/15/21	300,000	352,572
Refunding RB (Episcopal Communities & Services) Series 2012	5.00%	05/15/24 (b)	440,000	520,868
Refunding RB (Huntington Memorial Hospital) Series 2014B	5.00%	07/01/21	550,000	648,560
Refunding RB (Huntington Memorial Hospital) Series 2014B	5.00%	07/01/22	400,000	481,512
Sr Living Health Facility RB (LA Jewish Home for the Aging) Series 2014C	2.50%	08/01/20 (a)(b)	3,500,000	3,509,835
Centinela Valley UHSD
GO Bonds Series 2013B	6.00%	08/01/36 (b)	1,300,000	1,680,328
Centralia SD
GO Refunding Bonds Series 2012	4.00%	08/01/21	100,000	115,501
GO Refunding Bonds Series 2012	4.00%	08/01/24 (b)	75,000	86,928
Chabot-Las Positas CCD
GO Refunding Bond Series 2016	4.00%	08/01/35 (b)	5,000,000	5,716,400
Citrus Heights Water District
Revenue Refunding COP Series 2010	4.00%	10/01/20	120,000	135,215
Clovis
Wastewater Refunding RB Series 2013	5.00%	08/01/22	465,000	558,563
Wastewater Refunding RB Series 2015	5.25%	08/01/30 (b)	1,060,000	1,336,098
Colton Joint USD
GO Refunding Bonds Series 2016	5.00%	02/01/31 (b)	500,000	620,880
GO Refunding Bonds Series 2016	5.00%	02/01/32 (b)	635,000	786,079
Compton CCD
GO Refunding Bonds Series 2014	5.00%	07/01/28 (b)	3,695,000	4,550,651
Contra Costa CCD
GO Bonds Series 2014A	4.00%	08/01/26 (b)	125,000	147,793
GO Refunding Bonds Series 2011	5.00%	08/01/22 (b)	975,000	1,163,204
Contra Costa Transportation Auth
LT Sales Tax RB Series 2015A	4.00%	03/01/26 (b)	1,000,000	1,212,760
LT Sales Tax RB Series 2015A	5.00%	03/01/27 (b)	310,000	398,573
Cotati-Rohnert Park USD
GO Refunding Bonds Series 2014A	5.00%	08/01/26 (b)	480,000	602,246
GO Refunding Bonds Series 2014B	5.00%	08/01/22	745,000	905,674
GO Refunding Bonds Series 2014B	5.00%	08/01/23	2,005,000	2,489,949
Covina-Valley USD
GO Bonds Election of 2012 Series C	4.00%	08/01/41 (b)	1,360,000	1,539,452
GO Refunding Bonds Series 2016	5.00%	08/01/32 (b)	1,310,000	1,648,478
Cupertino Union SD
GO Refunding Bonds Series 2011A	5.00%	08/01/23 (b)	190,000	226,676
GO Refunding Bonds Series 2011A	5.00%	08/01/24 (b)	285,000	339,711
GO Refunding Bonds Series 2011A	5.00%	08/01/26 (b)	50,000	59,334
El Camino CCD
GO Bonds Series 2012C	0.00%	08/01/22 (c)	730,000	669,607
See financial notes    41

Schwab California Tax-Free Bond Fund
Portfolio Holdings continued
Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
El Dorado Irrigation District
Refunding RB Series 2014A	4.00%	03/01/17	750,000	763,275
Refunding RB Series 2014A	5.00%	03/01/19	85,000	94,110
Elk Grove Finance Auth
Special Tax RB Series 2015	4.00%	09/01/20	575,000	641,746
Special Tax RB Series 2015	5.00%	09/01/21	450,000	534,015
Special Tax RB Series 2015	5.00%	09/01/22	450,000	544,932
Special Tax RB Series 2015	5.00%	09/01/23	775,000	958,280
Evergreen SD
GO Bonds Series 2016	4.00%	08/01/45 (b)	1,975,000	2,198,748
Franklin-McKinley SD
GO Bonds Series C	0.00%	08/01/40 (b)(c)	1,000,000	296,880
GO Refunding Bonds Series 2014	4.00%	08/01/21	125,000	143,194
GO Refunding Bonds Series 2014	5.00%	08/01/22	800,000	974,064
GO Refunding Bonds Series 2014	5.00%	08/01/23	900,000	1,119,024
Fresno
Airport Refunding RB Series 2013A	4.00%	07/01/20	300,000	333,042
Airport Refunding RB Series 2013A	5.00%	07/01/22	350,000	419,041
Garden Grove USD
GO Bonds Series C	5.00%	08/01/27 (b)	470,000	584,205
GO Bonds Series C	5.00%	08/01/28 (b)	50,000	62,016
Glendale Successor Redevelopment Agency
Sub Tax Allocation Refunding Bonds Series 2013	4.00%	12/01/19	900,000	989,811
Sub Tax Allocation Refunding Bonds Series 2013	5.00%	12/01/21	1,250,000	1,496,100
Glendale USD
GO Bonds Series 2011C	4.00%	09/01/33 (b)	1,000,000	1,169,590
GO Bonds Series 2011C	4.00%	09/01/34 (b)	500,000	582,835
Golden West Schools Financing Auth
GO RB (Rowland USD) Series 2005	5.25%	09/01/24	1,675,000	2,141,990
Goleta Water District
Refunding COP Series 2014A	5.00%	12/01/21	340,000	409,605
Refunding COP Series 2014A	5.00%	12/01/22	375,000	461,584
Refunding COP Series 2014A	5.00%	12/01/24 (b)	1,000,000	1,247,860
Greenfield Redevelopment Agency
Tax Allocation Refunding Bonds Series 2016	4.00%	02/01/24	860,000	1,006,682
Tax Allocation Refunding Bonds Series 2016	4.00%	02/01/25	790,000	932,200
Tax Allocation Refunding Bonds Series 2016	4.00%	02/01/26	740,000	878,654
Tax Allocation Refunding Bonds Series 2016	5.00%	02/01/28 (b)	1,165,000	1,465,395
Tax Allocation Refunding Bonds Series 2016	5.00%	02/01/29 (b)	730,000	911,828
Tax Allocation Refunding Bonds Series 2016	3.00%	02/01/33 (b)	1,415,000	1,467,992
Healdsburg
Wastewater Refunding RB Series 2015A	4.00%	10/01/20	1,015,000	1,141,946
Wastewater Refunding RB Series 2015A	4.00%	10/01/22	1,095,000	1,277,142
Healdsburg Redevelopment Agency
Tax Allocation Bonds (Sotoyome) Series 2010	5.25%	08/01/30 (b)	1,000,000	1,136,050
Healdsburg School Facilities Financing Auth
GO RB Series 2014	5.00%	07/15/22	100,000	121,899
GO RB Series 2014	5.00%	07/15/24	150,000	191,105
Healdsburg USD
GO Bonds Series 2012C	0.00%	08/01/28 (b)(c)	275,000	194,975
GO Bonds Series 2012C	0.00%	08/01/29 (b)(c)	600,000	404,550
GO Bonds Series 2012C	0.00%	08/01/31 (b)(c)	225,000	136,742
Imperial Irrigation District
Electric System Refunding RB Series 2011C	5.00%	11/01/18	425,000	465,384
Electric System Refunding RB Series 2011D	5.00%	11/01/19	720,000	817,754
Electric System Refunding RB Series 2011D	5.00%	11/01/20	750,000	879,712
Refunding RB Series 2015C	5.00%	11/01/32 (b)	1,055,000	1,332,971
Indian Wells Successor Redevelopment Agency
Consolidated Whitewater Redevelopment Sub Tax Allocation Refunding Bonds Series 2015A	5.00%	09/01/23	1,075,000	1,313,467
Consolidated Whitewater Redevelopment Sub Tax Allocation Refunding Bonds Series 2015A	5.00%	09/01/27 (b)	1,250,000	1,562,912
Inglewood USD
GO Bonds Series A	5.00%	08/01/17	155,000	161,175
GO Bonds Series A	6.25%	08/01/37 (b)	1,135,000	1,465,773
42    See financial notes

Schwab California Tax-Free Bond Fund
Portfolio Holdings continued
Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Irvine
Limited Obligation Improvement Bonds (Reassessment District #15-1)	4.00%	09/02/17	355,000	366,939
Limited Obligation Improvement Bonds (Reassessment District #15-1)	4.00%	09/02/18	1,600,000	1,703,280
Limited Obligation Improvement Bonds (Reassessment District #15-1)	4.00%	09/02/20	940,000	1,051,277
Jurupa Public Finance Auth
Special Tax RB Series 2014A	5.00%	09/01/19	475,000	532,062
Special Tax RB Series 2014A	5.00%	09/01/20	550,000	634,172
Kern Cnty
Refunding COP Series 2011A	5.00%	11/01/17	1,460,000	1,525,218
Refunding COP Series 2011A	5.00%	11/01/18	1,235,000	1,334,590
Kern Cnty Water Agency Improvement District #4
Refunding RB Series 2016A	5.00%	05/01/28 (b)	1,000,000	1,276,620
Refunding RB Series 2016A	5.00%	05/01/29 (b)	1,000,000	1,266,850
Refunding RB Series 2016A	5.00%	05/01/30 (b)	1,500,000	1,886,205
Lodi Public Financing Auth
Wastewater Refunding RB Series 2012A	4.00%	10/01/16	300,000	300,909
Wastewater Refunding RB Series 2012A	4.00%	10/01/19	450,000	494,564
Wastewater Refunding RB Series 2012A	4.00%	10/01/20	450,000	506,619
Wastewater Refunding RB Series 2012A	4.00%	10/01/21	725,000	833,105
Long Beach CCD
GO Refunding Bonds Series 2015F	5.00%	06/01/25	925,000	1,205,488
Los Angeles
Judgment Obligation Bonds Series 2010A	5.00%	06/01/20 (f)	4,950,000	5,671,116
Wastewater System Sub Refunding RB Series 2012B	4.00%	06/01/18	150,000	158,987
Wastewater System Sub Refunding RB Series 2012B	5.00%	06/01/20	500,000	579,565
Wastewater System Sub Refunding RB Series 2012B	4.00%	06/01/22	440,000	513,850
Los Angeles CCD
GO Bonds Series 2009A	6.00%	08/01/33 (b)(d)(g)	1,545,000	1,784,954
Los Angeles Cnty Redevelopment Refunding Auth
Tax Allocation Refunding RB (South Gate) Series 2014A	4.00%	09/01/18	830,000	884,133
Tax Allocation Refunding RB (South Gate) Series 2014A	5.00%	09/01/24	1,390,000	1,762,631
Los Angeles Cnty Regional Financing Auth
RB (MonteCedro) Series 2014B1	3.00%	11/15/21 (a)(b)	520,000	521,019
Los Angeles Cnty Sanitation Districts Financing Auth
Sub RB (District #14) Series 2015A	5.00%	10/01/31 (b)	4,430,000	5,549,682
Los Angeles Community Facilities District #4
Special Tax Refunding Bonds Series 2014	5.00%	09/01/22	750,000	896,752
Special Tax Refunding Bonds Series 2014	5.00%	09/01/23	1,000,000	1,218,880
Special Tax Refunding Bonds Series 2014	5.00%	09/01/24	1,250,000	1,546,775
Los Angeles Dept of Airports
Sub RB Series 2010B	5.00%	05/15/21 (b)	30,000	34,497
Los Angeles Dept of Water & Power
Power System RB Series 2011A	5.00%	07/01/18	3,380,000	3,652,665
Power System RB Series 2012A	5.00%	07/01/29 (b)	215,000	258,608
Los Angeles Harbor Dept
RB Series 2014C	5.00%	08/01/31 (b)	1,450,000	1,805,438
Refunding RB Series 2011B	5.00%	08/01/24 (b)	1,000,000	1,194,630
Refunding RB Series 2015A	5.00%	08/01/26 (b)	850,000	1,104,286
Los Angeles Municipal Improvement Corp
Lease RB Series 2014A	5.00%	05/01/29 (b)	400,000	493,964
Lease RB Series 2014A	5.00%	05/01/30 (b)	650,000	799,363
Lease RB Series 2014A	5.00%	05/01/31 (b)	1,100,000	1,349,227
Lease RB Series 2014A	5.00%	05/01/32 (b)	2,635,000	3,219,364
Los Angeles USD
Refunding COP Series 2012A	5.00%	10/01/20	2,150,000	2,505,653
Los Gatos
COP 2010	5.00%	08/01/21 (b)	500,000	563,410
M-S-R Public Power Agency
Sub Lien RB Series 2008L	5.00%	07/01/17	855,000	886,071
Madera Irrigation District
RB Series 2015	4.00%	09/01/31 (b)(e)	1,000,000	1,141,000
RB Series 2016	4.00%	09/01/33 (b)(e)	375,000	425,741
Water Refunding RB Series 2015	5.00%	09/01/28 (b)	2,205,000	2,776,999
See financial notes    43

Schwab California Tax-Free Bond Fund
Portfolio Holdings continued
Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Malibu
COP Series 2009A	4.00%	07/01/17	100,000	102,838
COP Series 2009A	4.00%	07/01/18	75,000	79,571
COP Series 2009A	5.00%	07/01/20 (b)	75,000	84,392
Menlo Park Successor Redevelopment Agency
Tax Allocation Refunding Bonds (Las Pulgas) 2015	5.00%	10/01/25	575,000	741,905
Modesto Irrigation District
Electric System Refunding RB Series 2012A	5.00%	07/01/17	100,000	103,780
Electric System Refunding RB Series 2012A	5.00%	07/01/19	200,000	224,564
Moraga
COP 2013	4.00%	04/01/18	120,000	125,981
COP 2013	4.00%	04/01/25 (b)	145,000	169,926
COP 2013	5.00%	04/01/26 (b)	310,000	379,518
COP 2013	5.00%	04/01/27 (b)	430,000	521,981
Moreno Valley Public Financing Auth
Lease Refunding RB Series 2013	5.00%	11/01/18	1,100,000	1,197,614
Lease Refunding RB Series 2013	5.00%	11/01/22	810,000	981,145
Mountain View Shoreline Regional Park Community
RB Series 2011A	5.00%	08/01/19	420,000	469,820
RB Series 2011A	5.00%	08/01/20	200,000	230,482
RB Series 2011A	5.00%	08/01/21	550,000	651,409
RB Series 2011A	5.75%	08/01/40 (b)	700,000	840,000
Mt. Diablo USD Comm Fac District No. 1
Special Tax RB Series 2016	5.00%	08/01/22	375,000	456,630
Special Tax Refunding Bonds Series 2016	5.00%	08/01/23	380,000	473,830
Special Tax Refunding Bonds Series 2016	5.00%	08/01/24	375,000	476,258
New Haven USD
GO Refunding Bonds Series 2014B	5.00%	08/01/21	2,100,000	2,511,852
Northern California Transmission Agency
Refunding RB Series 2016A	5.00%	05/01/33 (b)	2,000,000	2,512,940
Refunding RB Series 2016A	5.00%	05/01/34 (b)	1,000,000	1,252,490
Refunding RB Series 2016A	3.00%	05/01/35 (b)	1,900,000	1,981,890
Novato Successor Redevelopment Agency
Tax Allocation Bonds (Hamilton Field) Series 2011	6.75%	09/01/40 (b)	1,000,000	1,215,020
Oakland
GO Refunding Bonds Series 2015A	5.00%	01/15/31 (b)	620,000	769,370
Sewer Refunding RB Series 2014A	5.00%	06/15/27 (b)	390,000	492,036
Oakland Redevelopment Successor Agency
Sub Tax Allocation Refunding Bonds (Central District) Series 2013	4.00%	09/01/18	500,000	531,235
Sub Tax Allocation Refunding Bonds (Central District) Series 2013	5.00%	09/01/19	3,050,000	3,416,396
Sub Tax Allocation Refunding Bonds (Central District) Series 2013	5.00%	09/01/20	1,900,000	2,190,776
Oakland USD
GO Bonds Series 2015A	5.00%	08/01/22	500,000	603,075
GO Bonds Series 2015A	5.00%	08/01/23	700,000	861,511
GO Bonds Series 2015A	5.00%	08/01/24	600,000	752,088
GO Bonds Series 2015A	5.00%	08/01/25	150,000	191,067
GO Bonds Series 2016A	4.00%	08/01/34 (b)	1,000,000	1,149,960
Oceanside Successor Redevelopment Agency
Tax Allocation Refunding Bonds Series 2015A	5.00%	09/01/23	655,000	809,901
Tax Allocation Refunding Bonds Series 2015A	5.00%	09/01/24	600,000	751,926
Tax Allocation Refunding Bonds Series 2015A	5.00%	09/01/25	225,000	285,289
Orange Successor Redevelopment Agency
Tax Allocation Refunding Bonds Series 2014A	5.00%	09/01/21	550,000	650,925
Oxnard Financing Auth
Wastewater Refunding RB Series 2014	5.00%	06/01/23	1,000,000	1,225,920
Wastewater Refunding RB Series 2014	5.00%	06/01/24	1,750,000	2,185,032
Oxnard SD
GO Bonds Series D	5.00%	08/01/31 (b)	1,365,000	1,679,100
GO Bonds Series D	5.00%	08/01/32 (b)	1,490,000	1,826,084
GO Bonds Series D	5.00%	08/01/33 (b)	1,685,000	2,057,452
Palo Alto
Limited Obligation Refunding Bonds Series 2012	5.00%	09/02/27 (b)	440,000	511,606
Limited Obligation Refunding Bonds Series 2012	5.00%	09/02/30 (b)	170,000	196,423
Pasadena
Refunding COP Series 2015A	5.00%	02/01/26 (b)	750,000	957,547
44    See financial notes

Schwab California Tax-Free Bond Fund
Portfolio Holdings continued
Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Pico Rivera Public Financing Auth
Lease Refunding RB Series 2016	5.50%	09/01/29 (b)	1,000,000	1,299,640
Lease Refunding RB Series 2016	5.25%	09/01/31 (b)	1,365,000	1,735,475
Lease Refunding RB Series 2016	5.25%	09/01/33 (b)	1,000,000	1,259,140
Pomona
S/F Mortgage Refunding RB Series 1990B	7.50%	08/01/23 (g)	650,000	803,380
Pomona Public Financing Auth
Lease Refunding RB Series BC	4.00%	06/01/36 (b)(e)	1,040,000	1,165,382
Pomona USD
GO Bonds Series 2008G	0.00%	08/01/33 (b)(c)	1,000,000	592,140
GO Bonds Series 2008G	0.00%	08/01/35 (b)(c)	1,000,000	543,180
Rancho Cucamonga Successor Redevelopment Agency
Tax Allocation Refunding Bonds Series 2014	5.00%	09/01/19	1,370,000	1,544,579
Tax Allocation Refunding Bonds Series 2014	5.00%	09/01/20	1,175,000	1,367,371
Redwood City SD
Go Bonds Series 2016	4.00%	08/01/46 (b)(e)	2,500,000	2,826,950
Rio Elementary SD
GO Bonds Series 2014B	4.00%	08/01/45 (b)	1,750,000	1,962,922
Riverside CCD
GO Bonds Series 2015E	0.00%	08/01/29 (b)(c)	735,000	479,220
Riverside Cnty Transportation Commission
Limited Sales Tax RB Series 2013A	5.00%	06/01/18	800,000	861,544
Limited Sales Tax RB Series 2013A	5.25%	06/01/24 (b)	710,000	903,198
Riverside County Public Finance Auth
Tax Allocation RB (Area #1, Desert Communities & I-215 Corridor) Series 2015A	5.00%	11/01/24	1,000,000	1,274,510
Tax Allocation RB (Area #1, Desert Communities & I-215 Corridor) Series 2015A	5.00%	11/01/25	1,200,000	1,551,672
Ross Valley Public Financing Auth
RB (Marin Cnty Sanitary District #1) Series 2013	5.00%	10/01/27 (b)	300,000	367,932
RB (Marin Cnty Sanitary District #1) Series 2013	5.00%	10/01/43 (b)	1,000,000	1,182,710
Ross Valley SD
GO Bonds Series A	5.00%	08/01/31 (b)	1,000,000	1,173,410
Sacramento City Financing Auth
Lease Refunding RB Series 2013A	4.00%	05/01/18	4,000,000	4,219,920
Sacramento City USD
GO Refunding Bonds 2015	5.00%	07/01/18	75,000	80,978
Sacramento Municipal Utility District
Electric Refunding RB Series 2016D	5.00%	08/15/28	1,000,000	1,346,520
Salinas UHSD
GO BAN	0.00%	08/01/20 (b)(c)	2,000,000	1,882,040
San Diego CCD
GO Bonds Series 2011	5.00%	08/01/36 (b)	1,800,000	2,112,138
San Diego Cnty
RB (Sanford Burnham Institute) Series 2015A	4.00%	11/01/23	745,000	873,386
RB (Sanford Burnham Institute) Series 2015A	5.00%	11/01/24	550,000	694,446
RB (Sanford Burnham Institute) Series 2015A	5.00%	11/01/25	350,000	449,295
RB (Sanford Burnham Institute) Series 2015A	5.00%	11/01/26 (b)	1,000,000	1,274,920
San Diego Cnty Regional Airport Auth
Sr Airport RB Series 2013A	5.00%	07/01/23	225,000	279,099
San Diego Cnty Regional Transportation Commission
Sales Tax RB Series 2016A	5.00%	04/01/35 (b)	3,145,000	3,967,166
San Diego Convention Center Expansion Financing Auth
Lease Refunding RB Series 2012A	4.00%	04/15/17	575,000	587,110
Lease Refunding RB Series 2012A	4.00%	04/15/18	1,000,000	1,052,080
Lease Refunding RB Series 2012A	5.00%	04/15/19	1,000,000	1,107,340
San Diego Public Facilities Financing Auth
Lease Refunding RB Series 2010A	4.25%	03/01/20	900,000	1,008,126
Lease Refunding RB Series 2010A	5.00%	09/01/20	745,000	866,971
Sr Sewer Refunding RB Series 2015	5.00%	05/15/25	2,000,000	2,613,760
San Diego Redevelopment Agency
Tax Allocation Refunding Bonds Series 2016A	5.00%	09/01/29 (b)	500,000	630,025
San Diego Regional Building Auth
Lease RB Series 2009A	4.00%	02/01/17 (g)	840,000	852,197
See financial notes    45

Schwab California Tax-Free Bond Fund
Portfolio Holdings continued
Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
San Diego Unified Port District
Refunding RB Series 2013A	5.00%	09/01/22	300,000	360,987
Refunding RB Series 2013A	5.00%	09/01/23	550,000	675,136
Refunding RB Series 2013A	5.00%	09/01/25 (b)	1,400,000	1,707,118
San Diego USD
GO Refunding Bonds Series 2005C2	5.50%	07/01/21	1,790,000	2,189,975
San Francisco
COP Series 2009A	5.00%	04/01/21 (b)	3,325,000	3,673,892
San Francisco Airport Commission
Refunding RB Series 2011B	5.50%	05/01/21	750,000	907,320
Refunding RB Series 2012A	5.00%	05/01/26 (b)	340,000	409,540
San Francisco Bay Area Rapid Transit District
GO Bonds Series 2007B	5.00%	08/01/35 (b)(d)(g)	2,565,000	2,670,498
San Francisco Municipal Transportation Agency
RB Series 2014	5.00%	03/01/25 (b)	450,000	572,247
San Francisco Public Utilities Commission
Water RB Series 2010F	4.00%	11/01/19	2,535,000	2,797,626
Water RB Series 2011A	5.00%	11/01/20	2,360,000	2,772,788
San Francisco Successor Redevelopment Agency
Sub Tax Allocation Refunding Bonds Series 2014C	5.00%	08/01/23	415,000	514,446
Sub Tax Allocation Refunding Bonds Series 2014C	5.00%	08/01/25 (b)	350,000	438,669
Sub Tax Allocation Refunding Bonds Series 2014C	5.00%	08/01/26 (b)	365,000	455,188
Sub Tax Allocation Refunding Bonds Series 2014C	5.00%	08/01/27 (b)	390,000	483,807
Sub Tax Allocation Refunding Bonds Series 2014C	5.00%	08/01/28 (b)	405,000	499,519
Sub Tax Allocation Refunding Bonds Series 2014C	5.00%	08/01/29 (b)	430,000	526,862
San Gorgonio Memorial Healthcare District
GO Refunding Bonds Series 2014	4.00%	08/01/19	1,000,000	1,088,730
GO Refunding Bonds Series 2014	5.00%	08/01/21	275,000	324,935
GO Refunding Bonds Series 2014	5.00%	08/01/22	500,000	602,970
San Joaquin Cnty
Solid Waste System Refunding Revenue COP 2014	3.00%	04/01/17	150,000	151,788
Solid Waste System Refunding Revenue COP 2014	4.00%	04/01/19	140,000	149,885
Solid Waste System Refunding Revenue COP 2014	4.00%	04/01/20	300,000	327,330
Solid Waste System Refunding Revenue COP 2014	5.00%	04/01/21	350,000	403,473
Solid Waste System Refunding Revenue COP 2014	5.00%	04/01/22	350,000	409,497
San Jose
Airport RB Series 2011A2	5.00%	03/01/19	210,000	231,974
Airport Refunding RB Series 2014C	5.00%	03/01/30 (b)	565,000	690,871
San Luis Obispo Cnty CCD
GO Bonds Series 2014A	5.00%	08/01/27 (b)	235,000	302,877
San Mateo Cnty Jt Powers Financing Auth
Lease Refunding RB Series 2008A	4.00%	07/15/17 (g)	125,000	128,840
San Mateo UHSD
GO Bonds Series 2016	4.00%	09/01/34 (b)(e)	1,000,000	1,161,920
San Mateo-Foster City SD
GO Refunding Bonds Series 2012	4.00%	09/01/17	1,840,000	1,904,290
GO Refunding Bonds Series 2012	4.00%	09/01/19	1,960,000	2,157,215
Santa Clara Cnty Financing Auth
RB (El Camino Hospital) Series 2007A	5.00%	02/01/17 (g)	230,000	234,287
RB (El Camino Hospital) Series 2007B	5.00%	02/01/17 (g)	115,000	117,144
RB (El Camino Hospital) Series 2007C	5.00%	02/01/17 (g)	300,000	305,592
Santa Cruz Cnty Capital Financing Auth
Lease RB Series 2014	5.00%	08/01/21	125,000	147,983
Lease RB Series 2014	5.00%	08/01/22	165,000	199,223
Lease RB Series 2014	3.00%	08/01/24	175,000	192,726
Lease RB Series 2014	5.00%	08/01/25 (b)	175,000	219,335
Lease RB Series 2014	5.00%	08/01/26 (b)	165,000	205,770
Lease RB Series 2014	5.00%	08/01/27 (b)	320,000	396,970
Santa Cruz Cnty Successor Redevelopment Agency
Tax Allocation Bonds Series 2009A	7.00%	09/01/36 (b)(d)(g)	900,000	1,069,452
Tax Allocation Refunding Bonds Series 2016A	5.00%	09/01/32 (b)	1,100,000	1,367,432
Tax Allocation Refunding Bonds Series 2016A	4.00%	09/01/36 (b)	750,000	844,867
Santa Monica Public Financing Auth
Lease RB Series 2011A	5.00%	06/01/30 (b)	2,170,000	2,524,860
46    See financial notes

Schwab California Tax-Free Bond Fund
Portfolio Holdings continued
Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Santa Monica Successor Redevelopment Agency
Tax Allocation Bonds Series 2011	5.88%	07/01/36 (b)	395,000	475,067
Santa Monica-Malibu USD
GO Bonds Series B	5.00%	08/01/17	115,000	119,737
GO Bonds Series B	5.00%	08/01/19	75,000	84,557
Sausalito Marin City SD
GO Refunding Bonds 2015	5.00%	08/01/26 (b)	90,000	116,597
GO Refunding Bonds 2015	5.00%	08/01/27 (b)	210,000	269,646
Sequoia UHSD
GO Refunding Bonds 2014	5.00%	07/01/23	1,160,000	1,457,459
Simi Valley USD
GO Bonds Series 2017	5.00%	08/01/27 (e)	1,500,000	1,896,735
Sonoma-Marin Area Rail Transit District
Sales Tax RB Series 2011A	5.00%	03/01/18	500,000	533,270
Sales Tax RB Series 2011A	5.00%	03/01/20	500,000	574,335
South Bay USD
GO Bonds Series 2012B	0.00%	08/01/33 (b)(c)	200,000	116,306
GO Bonds Series 2012B	0.00%	08/01/34 (b)(c)	250,000	139,250
GO Bonds Series 2012B	0.00%	08/01/35 (b)(c)	250,000	133,535
GO Bonds Series 2012B	0.00%	08/01/36 (b)(c)	350,000	178,791
GO Bonds Series 2012B	0.00%	08/01/37 (b)(c)	450,000	220,455
GO Bonds Series 2012B	0.00%	08/01/38 (b)(c)	1,000,000	470,250
Southern California Metropolitan Water District
Water Refunding RB Series 1993A	5.75%	07/01/21 (f)	4,505,000	5,228,638
Southern California Public Power Auth
RB (Windy Point/Windy Flats) Series 2010-1	5.00%	07/01/25 (b)	2,375,000	2,735,264
Southwestern CCD
GO Refunding Bonds Series 2016B	4.00%	08/01/34 (b)(e)	1,575,000	1,825,945
GO Refunding Bonds Series 2016B	4.00%	08/01/35 (b)(e)	1,000,000	1,153,560
GO Refunding Bonds Series 2016B	4.00%	08/01/36 (b)(e)	2,250,000	2,578,320
Sweetwater UHSD
GO Refunding Bonds Series 2016	5.00%	08/01/33 (b)	1,000,000	1,249,500
Truckee Donner Public Utility District
Water System Refunding RB Series 2015	4.00%	11/15/21	605,000	695,097
Water System Refunding RB Series 2015	4.00%	11/15/22	630,000	733,440
Water System Refunding RB Series 2015	4.00%	11/15/23	655,000	772,441
Water System Refunding RB Series 2015	4.00%	11/15/24	680,000	810,784
Water System Refunding RB Series 2015	4.00%	11/15/25	710,000	852,703
Tustin USD
GO Bonds Series B	6.00%	08/01/36 (b)(d)(g)	950,000	1,186,037
Univ of California
General RB Series 2009Q	5.25%	05/15/26 (b)(d)(g)	3,980,000	4,154,523
General RB Series 2011AB	3.00%	05/15/18	565,000	588,346
Limited Project RB Series 2012G	5.00%	05/15/42 (b)	3,000,000	3,551,160
Limited RB Series 2016K	5.00%	05/15/31 (b)	1,500,000	1,913,385
Medical Center Pooled RB Series 2013J	4.00%	05/15/17	150,000	153,750
Medical Center Pooled RB Series 2013J	5.00%	05/15/18	100,000	107,508
Medical Center Pooled RB Series 2013J	5.00%	05/15/19	100,000	111,640
Medical Center Pooled RB Series 2016L	4.00%	05/15/38 (b)	500,000	561,970
Medical Center Pooled RB Series 2016L	4.00%	05/15/44 (b)	1,000,000	1,118,470
Upland
COP (San Antonio Community Hospital) Series 2011	5.50%	01/01/19	915,000	999,143
COP (San Antonio Community Hospital) Series 2011	5.75%	01/01/21	1,740,000	2,042,308
COP (San Antonio Community Hospital) Series 2011	6.38%	01/01/32 (b)	1,875,000	2,212,537
Victor Valley UHSD
GO Refunding Bonds Series 2016B	4.00%	08/01/36 (b)(e)	2,000,000	2,255,940
West Kern Water District
Revenue COP Series 2011	4.00%	06/01/18	70,000	73,918
Revenue COP Series 2011	5.00%	06/01/20	275,000	315,400
Whittier
Health Facility RB (Presbyterian Intercommunity Hospital) Series 2009D	5.00%	06/01/17	2,050,000	2,111,274
Woodland Finance Auth
Water RB Series 2011	3.85%	03/01/18	145,000	151,352
Water RB Series 2011	4.15%	03/01/19	130,000	140,602
Water RB Series 2011	4.65%	03/01/21	115,000	132,952
See financial notes    47

Schwab California Tax-Free Bond Fund
Portfolio Holdings continued
Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Yuba CCD
GO Series 2007B	0.00%	08/01/44 (b)(c)(d)(g)	1,000,000	257,860
GO Series 2016D	5.00%	08/01/31 (b)	900,000	1,146,411
				431,624,740
GUAM 0.3%
Guam Power Auth
RB Series 2014A	5.00%	10/01/28 (b)	1,245,000	1,457,584
VIRGIN ISLANDS 0.1%
Virgin Islands Public Finance Auth
Federal Highway Grant Anticipation RB Series 2015	5.00%	09/01/18	500,000	530,210
Total Fixed-Rate Obligations
(Cost $405,589,854)				433,612,534

Variable-Rate Obligations 7.9% of net assets
CALIFORNIA 7.9%
Bay Area Toll Auth
Toll Bridge RB Series 2006C1	1.46%	04/01/45 (b)	5,000,000	4,997,600
Toll Bridge RB Series 2007A1	1.26%	04/01/47 (b)	1,000,000	1,000,310
Toll Bridge RB Series 2014C	1.88%	04/01/47 (b)	2,500,000	2,554,600
Toll Bridge RB Series 2014E	2.00%	04/01/34 (b)	500,000	518,430
California
GO Bonds	4.00%	12/01/27 (b)	500,000	512,645
GO Bonds	3.00%	12/01/32 (b)	3,000,000	3,177,150
GO Bonds Series 2013C	1.11%	12/01/28 (b)	2,400,000	2,400,024
GO Refunding Bonds 2012B	1.46%	05/01/18 (b)	1,000,000	1,005,000
GO Refunding Bonds 2012B	1.71%	05/01/20 (b)	1,000,000	1,014,220
California Health Facilities Financing Auth
RB (St. Joseph Health) Series 2013C	5.00%	07/01/43 (b)	2,000,000	2,244,320
Refunding RB (St Joseph Health) Series 2009C	5.00%	07/01/34 (b)	3,000,000	3,656,820
California Statewide Communities Development Auth
RB (Kaiser Permanente) Series 2009C1	0.56%	04/01/46 (b)	11,200,000	11,200,000
RB (Kaiser Permanente) Series 2012B	1.51%	04/01/52 (b)	2,620,000	2,625,135
Total Variable-Rate Obligations
(Cost $36,550,329)				36,906,254

End of Investments.

At 08/31/16, the tax basis cost of the fund's investments was $442,137,468 and the unrealized appreciation and depreciation were $28,397,599 and ($16,279), respectively, with a net unrealized appreciation of $28,381,320.
(a)	Credit-enhanced or liquidity-enhanced.
(b)	The effective maturity may be shorter than the final maturity shown because the security is subject to a put, demand or call feature.
(c)	Zero coupon bond.
(d)	Refunded bond.
(e)	Security or a portion of the security purchased on a delayed-delivery or when-issued basis.
(f)	All or a portion of this security is designated as collateral for delayed-delivery securities.
(g)	Escrowed with U.S. Government debt.

48    See financial notes

Schwab California Tax-Free Bond Fund
Portfolio Holdings continued
BAN —	Bond anticipation note
CCD —	Community college district
COP —	Certificate of participation
GO —	General obligation
HFA —	Housing finance agency/authority
LT —	Limited tax
M/F —	Multi-family
RB —	Revenue bond
SD —	School district
S/F —	Single-family
UHSD —	Union high school district
USD —	Unified school district

The following is a summary of the inputs used to value the fund's investments as of August 31, 2016 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed-Rate Obligations[1]	$—	$433,612,534	$—	$433,612,534
Variable-Rate Obligations[1]	—	36,906,254	—	36,906,254
Total	$—	$470,518,788	$—	$470,518,788
[1]	As categorized in Portfolio Holdings.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended August 31, 2016.
See financial notes    49

Schwab California Tax-Free Bond Fund
Statement of
Assets and Liabilities
As of August 31, 2016
Assets
Investments, at value (cost $442,140,183)		$470,518,788
Cash		11,328,997
Receivables:
Investments sold		4,235,409
Interest		4,907,018
Fund shares sold		159,975
Prepaid expenses	+	22,230
Total assets		491,172,417
Liabilities
Payables:
Investments bought - Delayed-delivery		24,250,612
Investment adviser and administrator fees		117,632
Shareholder service fees		56,953
Distributions to shareholders		327,983
Fund shares redeemed		60,570
Accrued expenses	+	82,661
Total liabilities		24,896,411
Net Assets
Total assets		491,172,417
Total liabilities	–	24,896,411
Net assets		$466,276,006
Net Assets by Source
Capital received from investors		434,596,333
Distributions in excess of net investment income		(511)
Net realized capital gains		3,301,579
Net unrealized capital appreciation		28,378,605

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$466,276,006		37,912,392		$12.30

50    See financial notes

Schwab California Tax-Free Bond Fund
Statement of
Operations
For the period September 1, 2015 through August 31, 2016
Investment Income
Interest		$11,978,758
Expenses
Investment adviser and administrator fees		1,322,724
Shareholder service fees		1,069,665
Portfolio accounting fees		88,683
Professional fees		62,933
Shareholder reports		24,292
Registration fees		23,737
Transfer agent fees		23,173
Independent trustees' fees		13,596
Custodian fees		7,797
Proxy fees		4,105
Interest expense		1,083
Other expenses	+	9,945
Total expenses		2,651,733
Expense reduction by CSIM and its affiliates	–	486,095
Net expenses	–	2,165,638
Net investment income		9,813,120
Realized and Unrealized Gains (Losses)
Net realized gains on investments		3,613,757
Net change in unrealized appreciation (depreciation) on investments	+	10,491,960
Net realized and unrealized gains		14,105,717
Increase in net assets resulting from operations		$23,918,837
See financial notes    51

Schwab California Tax-Free Bond Fund
Statement of
Changes in Net Assets
For the current and prior report periods
Operations
	9/1/15-8/31/16		9/1/14-8/31/15
Net investment income		$9,813,120	$9,652,200
Net realized gains		3,613,757	5,971,287
Net change in unrealized appreciation (depreciation)	+	10,491,960	(6,086,551)
Increase in net assets from operations		23,918,837	9,536,936
Distributions to Shareholders
Distributions from net investment income		(9,811,810)	(9,526,557)
Distributions from net realized gains	+	(2,366,789)	(7,726,283)
Total distributions		($12,178,599)	($17,252,840)

Transactions in Fund Shares
		9/1/15-8/31/16		9/1/14-8/31/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		7,548,019	$91,748,121	5,642,454	$68,100,068
Shares reinvested		612,448	7,429,126	873,395	10,528,639
Shares redeemed	+	(5,432,867)	(65,948,805)	(6,246,970)	(75,210,028)
Net transactions in fund shares		2,727,600	$33,228,442	268,879	$3,418,679
Shares Outstanding and Net Assets
		9/1/15-8/31/16		9/1/14-8/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		35,184,792	$421,307,326	34,915,913	$425,604,551
Total increase	+	2,727,600	44,968,680	268,879	(4,297,225)
End of period		37,912,392	$466,276,006	35,184,792	$421,307,326
Distributions in excess of net investment income			($511)		($511)
52    See financial notes

Schwab Tax-Free Bond Funds
Financial Notes
1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Investments (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
Schwab Investments (organized October 26, 1990)	Schwab Total Bond Market Fund™
Schwab Tax-Free Bond Fund	Schwab GNMA Fund™
Schwab California Tax-Free Bond Fund	Schwab ® Treasury Inflation Protected Securities Index Fund
Schwab Short-Term Bond Market Fund™	Schwab 1000 Index® Fund
Schwab Intermediate-Term Bond Fund™	Schwab Global Real Estate Fund™

Each fund in this report offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds' Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.
2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
•   Bonds and notes: Bonds and notes are valued at halfway between the most recent bid and ask quotes or, if such quotes are unavailable, at prices for securities of comparable maturity, credit quality and type. Valuations for bonds and notes are provided by independent bond-pricing services.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
•   Short-term securities (60 days or less to maturity): A short-term security may be valued at its amortized cost when it approximates the security's market value.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for
53

Schwab Tax-Free Bond Funds
Financial Notes (continued)
2. Significant Accounting Policies (continued):
identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•  Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities.
•  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
•  Level 3—significant unobservable inputs (including the fund's own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund's results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds' investments as of August 31, 2016 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Delayed Delivery Transactions and When-Issued Securities. During the period, certain funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the funds' Portfolio Holdings. The funds may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the funds identify securities as segregated in their records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
54

Schwab Tax-Free Bond Funds
Financial Notes (continued)
2. Significant Accounting Policies (continued):
(d) Investment Income:
Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes premiums and accretes discounts from the purchase settlement date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium and accretes discounts to the security’s call date and price, rather than the maturity date and price.
(e) Expenses:
Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.
(f) Distributions to Shareholders:
The funds declare distributions from net investment income, if any, every day they are open for business. These distributions, which are substantially equal to a fund’s net investment income for that day, are paid out to shareholders once a month. The funds make distributions from net realized capital gains, if any, once a year.
(g) Custody Credit:
The funds have an arrangement with their custodian bank, State Street Bank and Trust Company (State Street), under which the funds may receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.
(h) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(i) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(j) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.
3. Risk Factors:
The funds invest primarily in investment-grade municipal bond securities. These investments may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below:
Market Risk. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of a shareholder's investment in the funds will fluctuate, which means that the shareholder could lose money.
Investment Style Risk. The funds are not designed to offer substantial capital appreciation. In exchange for its goal of capital preservation, a fund may offer lower long-term performance than stock investments or certain other types of bond investments. The funds’ emphasis on quality and preservation of capital also could cause it to underperform certain other types of bond investments, particularly those that take greater maturity and credit risks. At the same time, some of the funds’ investments may have greater risks than securities in taxable bond funds.
55

Schwab Tax-Free Bond Funds
Financial Notes (continued)
3. Risk Factors (continued):
Interest Rate Risk. The funds’ investments in fixed income securities are subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, a fund’s yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also may be low. Changes in interest rates also may affect the fund's share price: a rise in interest rates could cause the fund's share price to fall. The longer the fund’s portfolio duration, the more sensitive to interest rate movements its share price is likely to be. Because interest rates in the United States are at, or near, historically low levels, a change in a central bank's monetary policy or improving economic conditions may result in an increase in interest rates.
Credit Risk. The funds are subject to the risk that a decline in the credit quality of a portfolio investment could cause the funds to lose money or underperform. The funds could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations.
Liquidity Risk. The funds may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the funds may have to sell them at a loss.
High Yield Risk. High-yield securities and unrated securities of similar credit quality (sometimes called junk bonds) that the funds may invest in are subject to greater levels of credit and liquidity risks, and may be more volatile than higher-rated securities. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.
Leverage Risk. Certain fund transactions, such as derivatives, may give rise to a form of leverage and may expose the funds to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of a fund's portfolio securities. The use of leverage may cause a fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.
Prepayment and Extension Risk. The funds' portfolio investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the funds to hold securities paying lower-than-market rates of interest, which could hurt the funds' yield or share price.
Municipal Securities Risk. The funds primarily invest in municipal securities whose interest, in the opinion of the issuers’ counsel, is exempt from federal income tax and from the AMT. Neither the investment adviser nor the funds guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (IRS) will agree with such counsel’s opinion. If certain types of investments a fund buys as tax-exempt are later ruled to be taxable, a portion of the fund’s income could be taxable. To the extent that a fund invests in municipal securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. In addition, many municipal securities are issued to finance specific projects (especially those relating to education, health care, transportation and utilities) and conditions in those sectors can affect the overall municipal market. National governmental actions, such as the elimination of tax-exempt status, or the reduction of financial support to municipalities, also could affect performance. Municipalities continue to experience difficulties in the current economic and political environment.
Derivatives Risk. Currently, the only type of derivatives certain funds invest in is futures. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, credit risk, leverage risk and market risk, are discussed elsewhere in this section. A fund’s use of futures is also subject to lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable futures transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular future may be valued incorrectly. Correlation risk is the risk that changes in the value of the future may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of futures may cause the fund to realize higher amounts of short-term capital gains. A fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and could cause the fund to lose more than the initial amount invested. However, these risks are less severe when a fund uses derivatives for hedging rather than to enhance the fund’s returns or as a substitute for a position or security. The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the funds to become a commodity pool, which would require the fund to comply with certain CFTC rules.
56

Schwab Tax-Free Bond Funds
Financial Notes (continued)
3. Risk Factors (continued):
Management Risk. As actively managed mutual funds, the funds are subject to the risk that their investment adviser will select investments or allocate assets in a manner that could cause the fund to under perform or otherwise not meet its investment objectives. The funds’ investment adviser applies its own investment techniques and risk analyses in making investment decisions for each fund, but there can be no guarantee that they will produce the desired results.
California State-Specific Risk. Because the Schwab California Tax-Free Bond Fund concentrates its investments in California municipal securities, the fund may be affected significantly by economic, regulatory, social or political developments affecting the ability of California issuers to pay interest or repay principal.
Taxable Investments. A fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax and, in addition, with respect to any temporary defensive investments by the fund, in securities whose interest is subject to the AMT. These investments could generate taxable income for shareholders.
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.
4. Affiliates and Affiliated Transactions:
Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund's investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between it and the trust.
For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:
Average Daily Net Assets	Schwab Tax-Free Bond Fund	Schwab California Tax-Free Bond Fund
First $500 million	0.30%	0.30%
Over $500 million	0.22%	0.22%
For the period ended August 31, 2016, the aggregate advisory fees paid to CSIM by the funds, as a percentage of each fund's average daily net assets were as follows:
Schwab Tax-Free Bond Fund	0.28%
Schwab California Tax-Free Bond Fund	0.30%
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, Schwab) (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds.
Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab, as distributor of the funds (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the funds.) Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
Although these agreements specify certain fees for these services, CSIM and its affiliates have made an additional agreement with the funds, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses (expense limitation) to 0.49%.
57

Schwab Tax-Free Bond Funds
Financial Notes (continued)
4. Affiliates and Affiliated Transactions (continued):
The funds may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended August 31, 2016, each fund’s total aggregate security transactions with other Schwab Funds were as follows:
	Total Aggregate Transactions	Realized Gains (Losses)
Schwab Tax-Free Bond Fund	$4,019,728	$1,351
Schwab California Tax-Free Bond Fund	2,500,000	—
Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (SEC), the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.
5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on each fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.
6. Borrowing from Banks:
Prior to October 8, 2015, the funds had access to a committed line of credit of $150 million with State Street, an uncommitted line of credit of $100 million with Bank of America, N.A., and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The funds paid an annual fee to State Street for the committed line of credit. Effective October 8, 2015, the previous lines of credit were terminated and the funds became participants with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $530 million line of credit (the Credit Facility), which matured on October 6, 2016. Under the terms of the Credit Facility, in addition to the interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.125% per annum on its proportionate share of the unused portion of the Credit Facility. There were no borrowings from the line of credit during the period. On October 6, 2016, the Credit Facility was amended to run for a new 364 day period with an increased line of $555 million and a commitment fee of 0.15% per annum.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.
7. Purchases and Sales/Maturities of Investment Securities:
For the period ended August 31, 2016, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:
	Purchases of Securities	Sales/Maturities of Securities
Schwab Tax-Free Bond Fund	$428,057,886	$363,498,411
Schwab California Tax-Free Bond Fund	194,858,530	164,521,919
58

Schwab Tax-Free Bond Funds
Financial Notes (continued)
8. Federal Income Taxes:
As of August 31, 2016, the components of distributable earnings on a tax-basis were as follows:
	Schwab Tax-Free Bond Fund	Schwab California Tax-Free Bond Fund
Undistributed tax-exempt income	$550,788	$327,472
Undistributed ordinary income	3,028,242	1,285,756
Undistributed long-term capital gains	2,658,379	2,013,108
Unrealized appreciation	36,231,527	28,397,599
Unrealized depreciation	(109,165)	(16,279)
Net unrealized appreciation/(depreciation)	$36,122,362	$28,381,320
Net investment income and realized capital gains and losses may differ for financial statement and tax purposes primarily due to differing treatments of amortization of bond discounts and premiums.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of August 31, 2016, the funds had no capital loss carryforwards.
For tax purposes, net realized capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended August 31, 2016, the funds had no capital losses deferred and no capital loss carryforwards utilized.
The tax-basis components of distributions paid during the current and prior fiscal years were as follows:
	Schwab Tax-Free Bond Fund	Schwab California Tax-Free Bond Fund
Current Period Distributions
Tax-exempt income	$14,462,187	$9,811,810
Ordinary income	2,187,634	878,175
Long-term capital gains	960,158	1,488,614
Prior Period Distributions
Tax-exempt income	$14,341,014	$9,526,557
Ordinary income	2,142,246	1,986,155
Long-term capital gains	4,150,268	5,740,128
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of August 31, 2016, the funds made the following reclassifications:
	Schwab Tax-Free Bond Fund	Schwab California Tax-Free Bond Fund
Capital shares	$—	$—
Undistributed net investment income	(12,977)	(1,310)
Net realized capital gains and losses	12,977	1,310
As of August 31, 2016, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended August 31, 2016, the funds did not incur any interest or penalties.
59

Schwab Tax-Free Bond Funds
Financial Notes (continued)
9. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of:
Schwab Tax-Free Bond Fund
Schwab California Tax-Free Bond Fund
In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Tax-Free Bond Fund and Schwab California Tax-Free Bond Fund (two of the funds constituting Schwab Investments, hereafter referred to as the “Funds”) at August 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
San Francisco, California
October 17, 2016
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Other Federal Tax Information (unaudited)
Under Section 852 (b)(5) of the Internal Revenue Code (and Section 17145 of the California Revenue and Taxation Code with respect to the Schwab California Tax-Free Bond Fund), the funds designate the following percentage of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended August 31, 2016.
Percentage
Schwab Tax-Free Bond Fund	100.0%
Schwab California Tax-Free Bond Fund	100.0%
Under Section 852 (b)(3)(C) of the Internal Revenue Code, certain funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended August 31, 2016:
Schwab Tax-Free Bond Fund	$960,158
Schwab California Tax-Free Bond Fund	1,488,614
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Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the 1940 Act) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (Board or Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement (Agreement) between Schwab Investments (Trust) and Charles Schwab Investment Management, Inc. (CSIM) with respect to the existing funds in the Trust, Schwab Tax-Free Bond Fund and Schwab California Tax-Free Bond Fund (Funds), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. The Board also receives extensive data provided by an independent provider of investment company data and an independent accounting firm. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of fund management and participate in question and answer sessions with representatives of CSIM.
The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Funds at meetings held on May 9, 2016, and June 1, 2016, and approved the renewal of the Agreement with respect to the Funds for an additional one year term at the meeting held on June 1, 2016. The Board’s approval of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including::
1.	the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;
2.	the Funds’ investment performance and how it compared to that of certain other comparable mutual funds;
3.	the Funds’ expenses and how those expenses compared to those of certain other comparable mutual funds;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the fund and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and retaining qualified personnel, and information security resources. The Trustees also considered Schwab’s wide range of products, services, and channel alternatives such as investment research tools and Internet access and an array of account features that benefit the Funds and certain of their shareholders. The Trustees also considered Schwab’s reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the Funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Fund supported renewal of the Agreement with respect to the Funds.
Fund Performance. The Board considered Fund performance in determining whether to renew the Agreement with respect to the Funds. Specifically, the Trustees considered the Funds’ performance relative to a peer category of other mutual funds and appropriate indices/benchmarks, in light of total return, yield, if applicable, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the

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performance of each Fund, the Trustees considered the risk profile for such Fund and the appropriateness of the benchmark used to compare the performance of the Fund. The Trustees further considered the level of Fund performance in the context of its review of Fund expenses and adviser profitability discussed below and also noted that performance is reviewed throughout the year by a designated committee of the Board and by the Board. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreement with respect to the Funds.
Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s net operating expense ratio, in each case, in comparison to those of other comparable mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The Trustees considered the effects of CSIM’s and Schwab’s practice of waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep each Fund’s expense cap for so long as CSIM serves as the adviser to the Fund. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, such as exchange-traded funds and separately managed accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services CSIM provides to these other accounts, as well as differences in the market for these types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreement with respect to the Funds.
Profitability. The Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses and methodology, together with certain commentary thereon from an independent accounting firm. The Trustees also reviewed profitability of CSIM relating to the Schwab fund complex as a whole, noting the benefit to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across other funds in the complex. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the compensation and profitability with respect to each Fund under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to such Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Funds.
Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers or expense caps by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have previously committed resources to minimize the effects on shareholders of diseconomies of scale during periods when Fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered the existing contractual investment advisory fee schedules relating to the Funds that, in each case, include lower fees at higher graduated asset levels. Based on this evaluation, and in consideration of the previously negotiated commitments made by CSIM and Schwab as discussed above, the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.
In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.
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Trustees and Officers
The tables below give information about the trustees and officers of Schwab Investments, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 108 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) and President, PIMCO Funds.	108	Director, PS Business Parks, Inc. (2005 – 2012)
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research (2000 – present); Professor of Public Policy, Stanford University (1994 – 2015).	108	Director, Gilead Sciences, Inc. (2005 – present)
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner, Kochis Global (wealth management consulting) (May 2012 – present); Chairman and CEO, Aspiriant, LLC (wealth management) (Jan. 2008 – Apr. 2012).	108	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	108	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Adamas Pharmaceuticals, Inc. (2009 – present)
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services firm for consumers and small businesses) (Dec. 2008 – Sept. 2013).	108	Director, KLA-Tencor Corporation (2008 – present)
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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant, Patmore Management Consulting (management consulting) (2008 – present).	108	None
Charles A. Ruffel 1956 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2015)	Co-Chief Executive Officer, Kudu Investment Management, LLC (financial services) (Jan. 2015 – present); Partner, Kudu Advisors, LLC (financial services) (June 2008 – Jan. 2015); Advisor, Asset International, Inc. (publisher of financial services information) (Aug. 2008 – Jan. 2015).	108	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (Mar. 1990 – present).	108	Director, Eaton (2012 – present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – 2013)
Director, Oneok, Inc. (2009 – 2013)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)
Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (Feb. 1998 – present).	108	Board Member and Chairman of the Audit Committee, Ionis Pharmaceuticals (1994 – present) Lead Independent Director and Chair of Audit Committee, OUTFRONT Media Inc. (2014 – present)

Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer, The Charles Schwab Corporation (Oct. 2008 – present); President and Chief Executive Officer (Oct. 2008 – present), Director (May 2008 – present), Charles Schwab & Co., Inc.; Director, Charles Schwab Bank (Apr. 2006 – present); and Director, Schwab Holdings, Inc. (May 2008 – present).	108	Director, The Charles Schwab Corporation (2008 – present)
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Interested Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Marie A. Chandoha[2] 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (Mar. 2007 – Aug. 2010).	108	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Senior Executive Vice President and Chief Financial Officer, The Charles Schwab Corporation and Charles Schwab & Co., Inc. (July 2015 – present); Executive Vice President and Chief Financial Officer of The Charles Schwab Corporation and Charles Schwab & Co., Inc. (May 2007 – July 2015); Director, Charles Schwab & Co., Inc. (May 2007 – present); Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director, Executive Vice President and Chief Financial Officer, Schwab Holdings, Inc. (May 2007 – present).	108	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie A. Chandoha
1961
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2010)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (Mar. 2007 – Aug. 2010).
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Jan. 2016 – present); Assistant Treasurer, Schwab Funds and Laudus Funds (Dec. 2013 – Dec. 2015), Schwab ETFs (Nov. 2013 – Dec. 2015); Vice President, Charles Schwab Investment Management, Inc. (Oct. 2013 – present); Executive Director, J.P. Morgan Investor Services (Apr. 2011 – Sept. 2013); Assistant Treasurer, Massachusetts Financial Service Investment Management (May 2005 – Mar. 2011).
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Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – Dec. 2015); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – Dec. 2015) and Schwab ETFs (Oct. 2009 – Dec. 2015); Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Apr. 2005 – present).
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – Apr. 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (Apr. 2006 – Jan. 2008).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present), Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (Apr. 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Ms. Chandoha, and Mr. Martinetto are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
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Glossary
agency discount notes  Notes issued by federal agencies—known as Government Sponsored Enterprises, or GSEs—at a discount to their value at maturity. An agency discount note is a short-term investment offering a high degree of credit quality.
Alternative Minimum Tax (AMT)  A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.
asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset-backed securities  Bond or other debt securities that represent ownership in a pool of assets such as credit card debt.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
average rate  The average rate of interest paid annually by the fixed-income securities in a fund or portfolio.
Bloomberg Barclays 7-Year Municipal Bond Index  An index that includes the 7-Year (6 – 8) component of the Barclays Capital General Municipal Bond Index.
Bloomberg Barclays California Exempt Municipal Bond Index  An index that is the California component of the Barclays Municipal Bond Index.
Bloomberg Barclays Municipal Bond Index  An index that covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
call  An early repayment of a bond’s principal by the issuer, usually done because the issuer is able to refinance its bond debt at a lower rate.
call protection  A term used in reference to a bond that cannot be called by the issuer before maturity, or at least for many years from the present date. A bond that offers call protection can more reliably be expected to provide a given yield over a given number of years than a bond that could be called (assuming both bonds are of the same credit quality).
capital gain, capital loss  The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
certificate of participation  A municipal bond that is repaid from an annual budget appropriation rather than being backed by the full faith and credit of the issuer.
coupon, coupon rate  The annual rate of interest paid until maturity by the issuer of a debt security.
credit-enhanced securities  Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.
credit quality  The capacity of an issuer to make its interest and principal payments. See chart below.
credit risk  The risk that a bond issuer may be unable to pay interest or principal to its bondholders.
discount rate  The implied rate on a debt security that does not pay interest but is bought at a discount and redeemed at face value when it matures.
Credit Ratings
Most major bond issuers arrange with a recognized independent rating organization, such as Standard & Poor’s (S&P) or Moody’s Investors Service, to rate the creditworthiness of their bonds. The spectrum of these ratings is divided into two major categories: investment grade and below investment grade (sometimes called “junk bonds”). Bonds rated below investment grade range from those that are considered to have some vulnerability to default to those that appear on the brink of default or are in default.

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duration A measure of an individual bond’s sensitivity to interest rates, expressed in years. Calculations of duration generally take into account the bond’s yield, interest payments, maturity date and call features.
weighted average duration A measure of the duration of all bonds in a fund’s portfolio, also expressed in years, based on the market value weighted average duration of each bond in the portfolio.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
general obligation bonds  Municipal bonds that are secured by the issuer’s full faith and credit, which typically is backed by the power of the issuer to levy taxes.
interest  Payments to bondholders (usually made twice a year) as compensation for loaning the bond principal to the issuer.
interest rate risk  The risk that a bond’s value will fluctuate if market interest rates change or are expected to change. Bond prices tend to move in the opposite direction of interest rates: when interest rates rise, bond prices tend to fall.
liquidity-enhanced security  A security that when tendered is paid from funds advanced by an entity other than the issuer (such as a large financial institution). Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities prior to their final maturity.
market risk  Those elements of risk that are common to all securities in an asset class, and therefore cannot be significantly reduced by diversification within the asset class. Also known as “systemic risk.”
maturity The maturity of a bond will generally be determined using a portfolio security’s final maturity date (date on which the final principal payment of a bond is scheduled to be paid); however, for securitized products, such as mortgage-backed securities and certain other asset-backed securities, maturity will be determined on an average life basis (weighted average time to receipt of all principal payments) by the investment adviser. Because pre-payment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted precisely. For securities with embedded demand features, such as puts or calls, either the demand date or the final maturity date will be used depending on interest rates, yields and other market conditions. The weighted average maturity (WAM) of a fund is dollar-weighted based upon the market value of a fund’s securities at the time of the calculation.
mortgage-backed securities  Bond or other debt securities that represent ownership in a pool of mortgage loans.
muni, municipal bonds, municipal securities  Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
prepayment risk  The risk that a mortgage-backed security may be paid off early, typically because interest rates have fallen and the homeowners who hold the underlying mortgages have refinanced those mortgages at lower rates. In this type of situation, the investor who held the mortgage-backed security will usually have to settle for a lower rate when reinvesting the principal.
refunded bond  A bond for which the principal and interest payments are secured or guaranteed by cash or U.S. government securities held in an escrow account.
restricted securities  Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.
revenue bonds  Municipal bonds that are issued to finance public works projects and are secured by revenue generated by the project (such as water and sewer fees) rather than the full faith and credit of the issuer.
S&P California AMT-Free Municipal Bond Index  A broad, comprehensive market value-weighted index designed to measure the performance of investment-grade tax-exempt bonds issues within California.
S&P National AMT-Free Municipal Bond Index  A broad, comprehensive market value-weighted index designed to measure the performance of the investment-grade tax-exempt U.S. municipal bond market.
section 4(2)/144A securities  Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.
taxable-equivalent yield  The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0%
(4.5% ÷ [1 – 0.25%] = 6.0%).
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.
yield to maturity  The annualized rate of return a bondholder could expect if the bond were held to maturity. In addition to interest payments, yield to maturity also factors in any difference between a bond’s current price and its principal amount, or face value.
70

PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•  APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•  TRANSACTION AND EXPERIENCE INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•  when we use other companies to provide services for us, such as printing and mailing your account statements;
•  when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab Funds® direct investors:    1-800-407-0256
© 2016 Schwab Funds. All rights reserved.
71

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.
Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-877-824-5615 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.csimfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.csimfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.
The Schwab Funds Family®
Stock Funds
Schwab Core Equity Fund™
Schwab Dividend Equity Fund™
Schwab Large-Cap Growth Fund™
Schwab Small-Cap Equity Fund™
Schwab Hedged Equity Fund™
Schwab Health Care Fund™
Schwab® International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company
    Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund™
Schwab® S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund™
Schwab MarketTrack All Equity Portfolio™
Schwab MarketTrack Growth Portfolio™
Schwab MarketTrack Balanced Portfolio™
Schwab MarketTrack Conservative Portfolio™
Schwab Target Funds
Schwab Target Index Funds
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout
Bond Funds
Schwab Short-Term Bond Market Fund™
Schwab Intermediate-Term Bond Fund™
Schwab Total Bond Market Fund™
Schwab GNMA Fund™
Schwab® Treasury Inflation Protected Securities Index Fund
Schwab Tax-Free Bond Fund™
Schwab California Tax-Free Bond Fund™
Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Some are linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.
[1]	You could lose money by investing in a money market fund. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Effective October 14, 2016, all Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The money market fund's sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds®
1-877-824-5615
This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2016 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR13656-19
00179037

Item 2:	Code of Ethics.

(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3:	Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that Kiran M. Patel, Robert W. Burns and Kimberly S. Patmore, each currently serving on its audit, compliance and valuation committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit, compliance and valuation committee is “independent” under the standards set forth in Item 3 of Form N-CSR.

The designation of each of Mr. Patel, Mr. Burns and Ms. Patmore as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit, compliance and valuation committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit, compliance and valuation committee or Board of Trustees

Item 4:	Principal Accountant Fees and Services.

Registrant is composed of nine series. Seven series have a fiscal year-end of August 31, whose annual financial statements are reported in Item 1, and one series has a fiscal year-end of October 31 and one series has a fiscal year-end of February 28. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to each of the eleven series, based on their respective 2016 and 2015 fiscal years, as applicable.

The following table presents fees billed by the principal accountant in each of the last two fiscal years for the services rendered to the Funds:

(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Fiscal Year 2016	Fiscal Year 2015	Fiscal Year 2016	Fiscal Year 2015	Fiscal Year 2016	Fiscal Year 2015	Fiscal Year 2016	Fiscal Year 2015
$450,993	$450,993	$0	$0	$23,979	$23,979	$0	$3,041

[1]	The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
[2]	The nature of the services includes tax compliance.
[3]	The nature of the services include agreed upon procedures relating to Charles Schwab Investment Management., Inc.’s, (“CSIM”) expenses for purposes of Section 15(c) of the Investment Company Act of 1940.

(e)(1) Registrant’s audit, compliance and valuation committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit, compliance and valuation committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit, compliance and valuation committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2016: $23,979	2015: $27,020

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit, compliance and valuation committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not applicable.

Item 6: Schedule of Investments.

The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Chief Financial Officer, Mark Fischer, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)	(1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

	(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

	(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant ) Schwab Investments – Taxable and Tax-Free Bond Funds

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date:	10/10/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date:	10/10/16

By:	/s/ Mark Fischer
Mark Fischer
Chief Financial Officer

Date:	10/10/16